                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

______________________________________________________________________________
______________________________________________________________________________




             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                  Depositor,

                           CHEVY CHASE BANK, F.S.B.,

                             Seller and Servicer,

                                      and

                        U.S. BANK NATIONAL ASSOCIATION,

                                    Trustee


                                  -----------

                        POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 1997

                                  relating to

                           CHEVY CHASE BANK, F.S.B.
          MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 1997-CCB1

______________________________________________________________________________
______________________________________________________________________________

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  DEFINITIONS

                                  ARTICLE II


              CONVEYANCE OF TRUST FUND;
            REPRESENTATIONS AND WARRANTIES
SECTION 2.01. Conveyance of Trust Fund............................................. 27
SECTION 2.02. Acceptance by Trustee................................................ 29
SECTION 2.03. Representations, Warranties and
              Covenants of the Servicer and Seller................................. 30
SECTION 2.04. Representations, Warranties and
              Covenants of the Servicer and the Seller with respect
              to the Mortgage Loans................................................ 31
SECTION 2.05. Issuance of Certificates............................................. 39
SECTION 2.06. REMIC Provisions..................................................... 40

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS
SECTION 3.01. Servicing Standard................................................... 44
SECTION 3.02. Enforcement of the Obligations of Sub-Servicers...................... 45
SECTION 3.03. Termination of the Rights of Sub-Servicers........................... 46
SECTION 3.04. Liability of the Servicer............................................ 47
SECTION 3.05. Rights of the Depositor and the Trustee
              in Respect of the Servicer........................................... 47
SECTION 3.06. Trustee to Act as Servicer........................................... 47
SECTION 3.07. Collection of Mortgage Loan Payments................................. 48
SECTION 3.08. Collection of Taxes, Assessments and
              Similar Items; Escrow Accounts....................................... 50
SECTION 3.09. Permitted Withdrawals from the Custodial Account..................... 50
SECTION 3.10. Maintenance of Primary Mortgage Insurance Policies;
              Collections Thereunder............................................... 52
SECTION 3.11. Maintenance of Hazard Insurance and Other Insurance.................. 53
SECTION 3.12. Enforcement of Due-On-Sale Clauses;
              Assumption Agreements................................................ 54
SECTION 3.13. Realization Upon Defaulted Mortgage Loans............................ 55
SECTION 3.14. Trustee to Cooperate; Release of Trustee Mortgage Files.............. 57
SECTION 3.15. Documents, Records and Funds in Possession of Servicer
              to be Held for the Depositor and the Trustee for the Benefit
              of the Certificateholders............................................ 58
SECTION 3.16. Servicing Compensation............................................... 58

SECTION 3.17. Reports to the Depositor; Account Statements......................... 59
SECTION 3.18. Annual Statement as to Compliance.................................... 59
SECTION 3.19. Annual Independent Public Accountants' Servicing
              Report............................................................... 59
SECTION 3.20. Reports to Trustee................................................... 60
SECTION 3.21. Converted Mortgage Loans; Certain Procedures and
              Purchases............................................................ 60

                                   ARTICLE IV

          PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS
SECTION 4.01. Certificate Account.................................................. 61
SECTION 4.02. Distributions........................................................ 62
SECTION 4.03. Allocation of Realized Losses........................................ 63
SECTION 4.04. Monthly Statements to Certificateholders............................. 64
SECTION 4.05. Prepayment Interest Shortfalls and Relief Act Shortfalls............. 66
SECTION 4.06. The Policy........................................................... 66

                                    ARTICLE V

                                    ADVANCES
SECTION 5.01. Monthly Advances by the Servicer..................................... 67
SECTION 5.02. Advances for Attorneys' Fees......................................... 68
SECTION 5.03. Nonrecoverable Advances.............................................. 68
SECTION 5.04. Advance Procedures................................................... 68

                                   ARTICLE VI

                                THE CERTIFICATES
SECTION 6.01. The Certificates..................................................... 69
SECTION 6.02. Registration of Transfer and Exchange of Certificates................ 70
SECTION 6.03. Mutilated, Destroyed, Lost or Stolen Certificates.................... 75
SECTION 6.04. Persons Deemed Owners................................................ 75
SECTION 6.05. Access to List of Certificateholders' Names and
              Addresses............................................................ 75
SECTION 6.06. Maintenance of Office or Agency...................................... 75
SECTION 6.07. Book-Entry Certificates.............................................. 76
SECTION 6.08. Notices to Clearing Agency........................................... 77
SECTION 6.09. Definitive Certificates.............................................. 77

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER
SECTION 7.01. Liabilities of the Depositor and the Servicer........................ 77
SECTION 7.02. Merger or Consolidation of the
              Depositor or the Servicer............................................ 78

SECTION 7.03. Limitation on Liability of the Depositor, the Servicer
              and Others........................................................... 79
SECTION 7.04. Servicer Not to Resign............................................... 79
SECTION 7.05. Errors and Omissions Insurance; Fidelity Bonds....................... 80
SECTION 7.06. Servicer May Own Certificates........................................ 80

                                 ARTICLE VIII

                                    DEFAULT
SECTION 8.01. Events of Default.................................................... 80
SECTION 8.02. Trustee to Act; Appointment of Successor............................. 82
SECTION 8.03. Notification to Certificateholders................................... 83
SECTION 8.04. Waiver of Events of Default.......................................... 83

                                  ARTICLE IX

                            CONCERNING THE TRUSTEE
SECTION 9.01. Duties of Trustee.................................................... 84
SECTION 9.02. Certain Matters Affecting the Trustee................................ 86
SECTION 9.03. Trustee Not Liable for Certificates or Mortgage Loans................ 87
SECTION 9.04. Trustee May Own Certificates......................................... 87
SECTION 9.05. Trustee's Fees and Expenses.......................................... 87
SECTION 9.06. Eligibility Requirements for Trustee................................. 88
SECTION 9.07. Resignation and Removal of Trustee................................... 88
SECTION 9.08. Successor Trustee.................................................... 89
SECTION 9.09. Merger or Consolidation of Trustee................................... 89
SECTION 9.10. Appointment of Co-Trustee or Separate Trustee........................ 90
SECTION 9.11. Office of the Trustee................................................ 91
SECTION 9.12. Tax Returns.......................................................... 91

                                   ARTICLE X

                                  TERMINATION
SECTION 10.01. Termination upon Liquidation or
               Repurchase of all Mortgage Loans.................................... 91
SECTION 10.02. Procedure Upon Optional Termination................................. 92
SECTION 10.03. Additional Termination Requirements................................. 93

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS
SECTION 11.01. Amendment........................................................... 94
SECTION 11.02. Recordation of Agreement; Counterparts.............................. 95
SECTION 11.03. Governing Law....................................................... 95
SECTION 11.04. Intention of Parties................................................ 95
SECTION 11.05. Notices............................................................. 97

SECTION 11.06. Severability of Provisions.......................................... 97
SECTION 11.07. Limitation on Rights of Certificateholders.......................... 97
SECTION 11.08. Certificates Nonassessable and Fully Paid........................... 98
SECTION 11.09. Rights of the Insurer............................................... 98

                                           EXHIBITS

Exhibit A:      Form of Class A Certificate........................................A-1
Exhibit B:      Form of Class S Certificate........................................B-1
Exhibit C:      Form of Class R Certificate........................................C-1
Exhibit D:      Schedule of Mortgage Loans.........................................D-1
Exhibit E:      Form of Initial Certification of Trustee...........................E-1
Exhibit F:      Form of Final Certification of Trustee.............................F-1
Exhibit G:      Form of Request for Release........................................G-1
Exhibit H:      Form of Investor Representation Letter ............................H-1
Exhibit I:      Form of Transferor Representation Letter ..........................I-1
Exhibit J:      Form of Investor Transfer Affidavit and Agreement..................J-1
Exhibit K:      Form of Transfer Certificate ......................................K-1
Exhibit L:      Certificate Guaranty Insurance Policy..............................L-1

          THIS POOLING AND SERVICING AGREEMENT, dated as of September 1, 1997, is hereby executed by and between CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., depositor (the "Depositor"), CHEVY CHASE BANK, F.S.B. ("Chevy Chase"), in its capacity as seller (the "Seller") and in its capacity as servicer (the "Servicer") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below.

                             PRELIMINARY STATEMENT

          The Depositor is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee in its capacity as trustee of the Trust Fund, in accordance with this Agreement, and the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Trust Fund. As provided herein, the Depositor will make an election to treat the assets consisting of Mortgage Loans and certain other assets as described herein as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such pool of assets will be designated as "REMIC I". The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.


Designation       REMIC I         Initial           Latest
-------------   Remittance    Uncertificated       Possible
Date               Rate           Balance        Maturity(1)
----            ----------    ---------------  ----------------

I-LT1-I        Variable(2)    $722,584,222.76  June 25, 2031
I-LT2-I        Variable(2)    $  1,625,113.35  June 25, 2031
I-LT3-I        Variable(2)    $  2,016,094.28  June 25, 2031
I-LT4-I        Variable(2)    $  2,016,094.28  June 25, 2031

___________________
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

     As provided herein, the Depositor will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Certificate Rate, aggregate Initial Certificate Principal Balance and Maturity Date for each Class of Certificates comprising the interests representing "regular interests" in REMIC II (the "REMIC II Regular Certificates"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.

                                               Aggregate Initial
                                                  Certificate
 Designation      Type      Certificate Rate   Principal Balances  Maturity Date
-------------  -----------  -----------------  ------------------  -------------
Class A        Senior       Adjustable            $728,241,524.66  June 25, 2031
Class S        Subordinate   *                    N/A              June 25, 2031

*As defined under "Certificate Rate" herein.

All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders and the Insurer. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The principal balance of the Mortgage Loans as of the Cut-off Date is $728,241,524.66.

          The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders and the Insurer under the Mortgage Loan Purchase Agreement and this Agreement. However, the Seller will hereunder absolutely assign and, as a precautionary matter grant a security interest, in and to its rights, if any, in the Mortgage Loans to the Trustee on behalf of Certificateholders and the Insurer to ensure that the interest of the Insurer hereunder in the Mortgage Loans is fully protected.


                         W I T N E S S E T H   T H A T:

          In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Seller and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Adjustment Date:  As to each Mortgage Loan, each date set forth in the
          ---------------
related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

          Adverse REMIC Event:  As defined in Section 2.06(f).
          -------------------

          Agreement:  This Pooling and Servicing Agreement and any and all
          ---------
amendments or supplements hereto.

          Appraised Value:  The appraised value of the Mortgaged Property based
          ---------------
upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the lower of the appraised value at origination or the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

          Available Distribution Amount:  With respect to any Distribution Date,
          -----------------------------
the excess of (a) the sum of (i) the aggregate amount of payments and collections received by the Servicer in respect of each Mortgage Loan on or prior to the related Determination Date and not previously remitted, from any source, including amounts received from the related Mortgagor, Insurance Proceeds, Liquidation Proceeds (net of related Liquidation Expenses) and condemnation awards, and amounts received in connection with the purchase of any Mortgage Loans by the Seller or Servicer and the substitution of Replacement Mortgage Loans, and excluding interest and other earnings on amounts on deposit in the Custodial Account and the Certificate Account, (ii) the aggregate amount of Monthly Advances required to be remitted by the Servicer relating to such Distribution Date and (iii) Insured Payments payable pursuant to the Policy; over (b) the sum of (i) the aggregate amount of the servicing compensation to be paid to the Servicer pursuant to the terms hereof (including, without limitation, Servicing Fees, prepayment penalties, fees or premiums, late payment charges and assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage Loan or any other instrument or document executed in connection therewith or otherwise), (ii) any amount included therein representing late payments or other recoveries of principal or interest (including Liquidation Proceeds (net of Liquidation Expenses), Insurance Proceeds and condemnation awards) with respect to any Mortgage Loans in respect of which the Servicer has made a previously unreimbursed Monthly Advance to the extent of such Monthly Advance, (iii) amounts included therein representing reimbursement of Nonrecoverable Advances and other amounts permitted to be withdrawn from the Custodial Account or the Certificate Account, (iv) all Monthly Payments or portions thereof (other than Principal Prepayments and other unscheduled collections of principal) received in respect of scheduled principal and interest on any Mortgage Loan due after the related Due Period and included therein, (v) all payments due on any Mortgage Loan on or prior to the Cut-off Date and included therein, (vi) an amount equal to the Principal Balance of each Mortgage Loan immediately prior to such Distribution Date multiplied by one-twelfth of the Trustee Fee Rate, (vii) Principal Prepayments and other unscheduled collections of principal received after the related Prepayment Period and included therein and (viii) the Certificate Insurer Premium payable as of such Distribution Date.

          Bankruptcy Code:  The United States Bankruptcy Code, as amended from
          ---------------
time to time (11 U.S.C.).

          Beneficial Holder:  A Person holding a beneficial interest in any
          -----------------
Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate, as defined in Section 6.07.

          Book-Entry Certificates:  Certificates evidencing a beneficial
          -----------------------
interest in the Trust Fund, ownership and transfers of which shall be made through book entries, as described in Section 6.07.

          Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii)
          ------------
a day on which the Insurer or banking institutions in New York or the state in which the Servicer or the Corporate Trust Office are located are authorized or obligated by law or executive order to be closed.

          Certificate:  Any Class A, Class S or Class R Certificate executed and
          -----------
authenticated by the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits hereto.

          Certificate Account:  The separate account or accounts created and
          -------------------
maintained by the Trustee pursuant to Section 4.01, in the name of the Trustee for the benefit of the Certificateholders and the Insurer for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section
4.01 hereof, which account or accounts must be an Eligible Account or Accounts.

          Certificate Principal Balance:  On any date and with respect to the
          -----------------------------
Class A Certificates, the Initial Certificate Principal Balance of such Class less the sum of (i) all amounts previously distributed to Holders of such Class with respect to principal pursuant to Section 4.02 and (ii) all amounts of Realized Losses previously allocated to such Class pursuant to Section 4.03, unless an Insured Payment in respect of such amount has been paid by the Insurer and is included in clause (i) above.

          Certificate Rate:  In the case of the Class A Certificates a per annum
          ----------------
rate equal to the weighted average, expressed as a percentage, of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the respective Principal Balances of such Mortgage Loans at the close of business on the Due Date immediately preceding the related Due Period after giving effect to distributions on such date allocable to principal. With respect to the Class S Certificates and any Distribution Date, a rate per annum equal to the sum of the following components:

          (A) the REMIC I Remittance Rate for REMIC I Regular Interest I-LT1-I minus two (2) times the weighted average of the REMIC I Remittance Rates for REMIC I Regular Interest I-LT2-I and I-LT3-I applied to a notional amount equal to the Uncertificated Balance of I-LT1-I.

          (B) the REMIC I Remittance Rate for REMIC I Regular Interest I-LT2-I minus two (2) times the weighted average of the REMIC I Remittance

  Rates for REMIC I Regular Interests I-LT2-I and I-LT3-I applied to a notional amount equal to the Uncertificated Balance of I-LT2-I.

          (C) the REMIC I Remittance Rate for REMIC I Regular Interest I-LT4-I minus four (4) times the weighted average of the REMIC I Remittance
  Rates for REMIC I Regular Interests I-LT2-I and I-LT3-I applied to a notional amount equal to the Uncertificated Balance of I-LT4-I.

Interest on the Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          Certificate Register:  The register maintained pursuant to Section
          --------------------
6.02(a) hereof.

          Certificateholder or Holder:  The Person in whose name a Certificate
          -----------------    ------
is registered in the Certificate Register.

          Class:  Each of the Class A, Class S or Class R Certificates, as
          -----
appropriate.

          Class A Certificate:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit A hereto and designated
                                               ---------
as a Class A Certificate and evidencing ownership of interests designated as "regular interests" in REMIC II for purposes of the REMIC Provisions.

          Class A Cumulative Interest Shortfall Amount:  On any Distribution
          --------------------------------------------
Date, an amount equal to (i) any portion of a Class A Interest Distribution Amount that was not distributed to the Holders of the Class A Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class A Certificates on or prior to such Distribution Date.

          Class A Interest Distribution Amount:  On any Distribution Date, (a)
          ------------------------------------
one-twelfth of the product of (i) the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and (ii) the applicable Certificate Rate, minus (b) the Insurer Premium and the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

          Class A Principal Distribution Amount:  (a) On any Distribution Date,
          -------------------------------------
the sum of (i) the principal due on the related Due Date for each Mortgage Loan and received during the related Due Period or with respect to which a Monthly Advance was made with respect to the related Due Period, (ii) for each Mortgage Loan that was prepaid during the related Prepayment Period, the amount of the Principal Prepayment including, with respect to any Mortgage Loan that was the subject of a Debt Service Reduction in any prior Prepayment Period, the amount of any such Principal Prepayment that exceeds the Principal Balance of such Mortgage Loan as of the date of the prepayment, (iii) for each Mortgage Loan that was purchased by the Seller or Servicer during the related Prepayment Period pursuant to Section 2.01, 2.02, 2.04, 3.12, 3.21 or 10.01 hereof, the principal amount of the Purchase Price (net of any amounts with respect to which a distribution of principal has already been made) and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.01, 2.02 or 2.04 hereof during the related Prepayment Period, (iv) the aggregate amount of the principal portion of Liquidation Proceeds and the principal portion of Insurance Proceeds received with respect to such Mortgage Loan net of any withdrawals permitted hereunder to be made by the Servicer from the Custodial Account with respect to such Mortgage Loan, (v) for each Mortgage Loan with respect to which any other unscheduled recovery of principal has been received during the related Prepayheduled recovery, (vi) the amount of any related Overcollateralization Increase Amount for such Distribution Date, and (vii) the payment of any Overcollateralization Deficit pursuant to the Policy; minus (viii) the amount of any related
                                -----
Overcollateralization Reduction Amount for such Distribution Date and (b) on the Scheduled Final Distribution Date, the outstanding Certificate Principal Balance of the Class A Certificates.

          Class I-LT-I Principal Reduction Amounts:  For any Distribution Date,
          ----------------------------------------
the amounts by which the principal balances of the Class I-LT1-I, Class I-LT2-I, Class I-LT3-I and Class I-LT4-I Certificates respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

Y\1\ = the principal balance of the Class I-LT1-I Certificates after distributions on the prior Distribution Date.

Y\2\ = the principal balance of the Class I-LT2-I Certificates after distributions on the prior Distribution Date.

Y\3\ = the principal balance of the Class I-LT3-I Certificates after distributions on the prior Distribution Date.

Y\4\ = the principal balance of the Class I-LT4-I Certificates after distributions on the prior Distribution Date (note: Y\3\ = Y\4\).


(Delta)Y\1\ =  the Class I-LT1-I Principal Reduction Amount.

(Delta)Y\2\ =  the Class I-LT2-I Principal Reduction Amount.

(Delta)Y\3\ =  the Class I-LT3-I Principal Reduction Amount.

(Delta)Y\4\ =  the Class I-LT4-I Principal Reduction Amount.

P\0\ = the aggregate principal balance of the Class I-LT1-I, Class I-LT2-I, Class I-LT3-I, and Class I-LT4-I Certificates after distributions and the allocation of Realized Losses on the prior Distribution Date.

P\1\ = the aggregate principal balance of the Class I-LT1-I, Class I-LT2-I, Class I-LT3-I and Class I-LT4-I Certificates after distributions and the allocation of Realized Losses to be made on such Distribution Date.

(Delta)P =   P\0\ - P\1\ = the aggregate of the Class I-LT1-I, Class I-LT2-I,
         Class I-LT3-I and Class I-LT4-I Principal Reduction Amounts.

         = the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Certificates on such Distribution Date (including distributions of accredited and unpaid interest on the Class S Certificates for prior Distribution Dates).

R\0\ = the weighted average of the Net Mortgage Rates for the Mortgage Loans after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date plus 0.70%.

R\1\ = the weighted average of the Net Mortgage Rates for the Mortgage Loans after giving effect to amounts to be distributed and Realized
         Losses to be allocated on such Distribution Date plus 0.70%.

(Alpha) =    .005

(Sigma)\0\ = the sum for the Class A Certificates of the product of (a) the per annum interest rate for such Class plus the Insurer Premium Rate and
         (b) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date.

(Sigma)\1\ = the sum for the Class A Certificates of the product of (a) the per annum interest rate for such Class plus the Insurer Premium Rate and
         (b) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date.

Then, based on the foregoing definitions:

      (Delta)Y\1\ = (Delta)P - (Delta)Y\2\ - (Delta)Y\3\ - (Delta)Y\4\.

      (Delta)Y\2\ = ((Alpha)/2){(Sigma)\0\R\1\ - (Sigma)\1\R\0\)/R\0\R\1\}.

      (Delta)Y\3\ = (Alpha)(Delta)P - (Delta)Y\2\.

      (Delta)Y\4\ = (Delta)Y\3\.


          Class I-LT1-I Principal Distribution Amount:  For any Distribution
          -------------------------------------------
Date, the excess, if any, of the Class I-LT1-I Principal Reduction Amount for such Distribution Date over the principal Realized Losses allocated to the Class I-LT1-I Certificates on such Distribution Date.

          Class I-LT2-I Principal Distribution Amount:  For any Distribution
          -------------------------------------------
Date, the excess, if any, of the Class I-LT2-I Principal Reduction Amount for such Distribution Date over the principal Realized Losses allocated to the Class I-LT2-I Certificates on such Distribution Date.


          Class I-LT3-I Principal Distribution Amount:  For any Distribution
          -------------------------------------------
Date, the excess, if any, of the Class I-LT3-I Principal Reduction Amount for such Distribution Date over the principal Realized Losses allocated to the Class I-LT3-I Certificates on such Distribution Date.

          Class I-LT4-I Principal Distribution Amount:  For any Distribution
          -------------------------------------------
Date, the excess, if any, of the Class I-LT4-I Principal Reduction Amount for such Distribution Date over the principal Realized Losses allocated to the Class I-LT4-I Certificates on such Distribution Date.

          Class R Certificate:  Any one of the Class R-I or Class R-II
          -------------------
Certificates.

          Class R-I Certificate:  A Certificate executed and authenticated by
          ---------------------
the Trustee in substantially the form set forth in Exhibit C and designated as a Class R-I Certificate and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

          Class R-II Certificate:  A Certificate executed and authenticated by
          ----------------------
the Trustee in substantially the form set forth in Exhibit C and designated as a Class R-II Certificate and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

          Class S Certificate:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit C hereto and designated as a Class S Certificate and evidencing ownership of interests designated as "regular interests" in REMIC II for purposes of the REMIC Provisions.

          Class S Cumulative Interest Shortfall Amount:  On any Distribution
          --------------------------------------------
Date, an amount equal to (i) any portion of a Class S Interest Distribution Amount that was not distributed to the Holders of the Class S Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class S Certificates on or prior to such Distribution Date.

          Class S Interest Distribution Amount:  On any Distribution Date, (a)
          ------------------------------------
the aggregate of the product of (i) the Principal Balance of each Mortgage Loan immediately after the Distribution Date preceding such Distribution Date
(or, with respect to the first Distribution Date, immediately prior to the Closing Date) and (ii) one-twelfth of 0.70%, plus (b) the product of (i) the Class S Cumulative Interest Shortfall Amount and (ii) the Certificate Rate for the Class A Certificates (the sum of (a) and (b) being equal to the sum, for each of the components of the Certificate Rate with respect to the Class S Certificates of the product of such Certificate Rate and the applicable notional amount as specified in the definition of Certificate Rate), minus (c) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to the Class S Certificates pursuant to Section 4.05 on such Distribution Date.

          Clearing Agency:  An organization registered as a "clearing agency"
          ---------------
pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

          Code:  The Internal Revenue Code of 1986, as amended.
          ----

          Convertible Mortgage Loan:  Any Mortgage Loan which by its terms
          -------------------------
grants to the related Mortgagor the option to convert the interest rate borne by such Mortgage Loan from an adjustable interest rate to a fixed interest rate.

          Converting Mortgage Loan:  Any Convertible Mortgage Loan with respect
          ------------------------
to which the related Mortgagor has given notice of its intent to convert from an adjustable interest rate to a fixed interest rate and prior to the conversion of such Convertible Mortgage Loan.

          Corporate Trust Office:  The designated office of the Trustee in the
          ----------------------
State of Minnesota at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 180 East Fifth Street, Minneapolis, Minnesota 55101.

          Cumulative Insurance Payments:  As of any time of determination, the
          -----------------------------
aggregate amount of all Insured Payments previously made by the Insurer under the Policy plus any unpaid Insurer Premium, plus interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate and in accordance with Section 3.03(a) of the Insurance Agreement, minus the sum of the aggregate of all payments previously made to the Insurer pursuant to Section 4.02 hereof as reimbursement for such amounts.

          Custodial Account:  The deposit account or accounts created and
          -----------------
maintained by the Servicer pursuant to Section 3.07 hereof in the name of a depository institution which may be the Servicer for the benefit of the Certificateholders and the Insurer, which account or accounts must be Eligible Accounts.

          Cut-off Date: September 1, 1997.
          ------------

          Debt Service Reduction:  With respect to any Mortgage Loan, a
          ----------------------
reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Deficiency Amount:  With respect to the Class A Certificates as of any
          -----------------
Distribution Date, the sum of (i) any shortfall in the Available Distribution Amount to pay the interest portion of a Realized Loss, net of any interest shortfalls relating to any Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to the Class A Certificates and (ii) the Overcollateralization Deficit.

          Deficient Valuation:  With respect to any Mortgage Loan, a valuation
          -------------------
by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a
          ---------------------
Replacement Mortgage Loan.

          Delinquency Amount:  As of any Distribution Date, the product of the
          ------------------
Rolling Three Month Delinquency Percentage and the aggregate Principal Balances of the Mortgage Loans as of the close of business on the last day of the related Due Period immediately preceding such Distribution Date.

          Delinquency Percentage:  With respect to any Distribution Date, the
          ----------------------
percentage equivalent of a fraction (a) the numerator of which equals the aggregate Principal Balances of all Mortgage Loans that are 90 or more days delinquent, in foreclosure or converted to REO Properties as of the close of business on the last day of the related Due Period and (b) the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the close of business on the last day of such Due Period.

          Delivery Date:  September 29, 1997.
          -------------

          Depositor:  Credit Suisse First Boston Mortgage Securities Corp., a
          ---------
Delaware corporation, or its successor in interest.

          Depository Agreement:  The Letter of Representation dated as of
          --------------------
September 29, 1997 by and among DTC, the Depositor and the Trustee.

          Determination Date:  The 15th day (or if such 15th day is not a
          ------------------
Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

          Disqualified Organization:  Any organization defined as a
          -------------------------
"disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R-I Certificate or Class R-II Certificate by such Person may cause the related REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such

Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-I Certificate or Class R-II Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          Distribution Date:  The 25th day of each calendar month, or if such
          -----------------
25th day is not a Business Day, the next succeeding Business Day, commencing October 27, 1997.

          DTC:  The Depository Trust Company.
          ---

          Due Date:  The first day of the calendar month in which the related
          --------
Distribution Date occurs.

          Due Period:  The period from and including the second day of the
          ----------
calendar month preceding the calendar month in which any Distribution Date occurs to and including the first day of the calendar month in which such Distribution Date occurs.

          Eligible Account:  Either (i) an account or accounts maintained with a
          ----------------
federal or state-chartered depository institution or trust company (which may be the Servicer or an affiliate of the Servicer or which may be the Trustee or an affiliate of the Trustee) the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated by each Rating Agency not lower than P-1 in the case of Moody's and A-1+ in the case of Standard & Poor's, (ii) an account or accounts the deposits in which are fully insured by the FDIC, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agencies) the applicable Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that any such state chartered depository institution is subject to regulation regarding funds on deposit substantially similar to the regulations set forth in 12 C.F.R. (S) 9.10(b), or
(iv) any account maintained at any Federal Home Loan Bank.

          Eligible Investments:  At any time, any one or more of the following
          --------------------
obligations, instruments and securities:

          (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term rating of Moody's and Standard & Poor's, or such lower ratings as are acceptable to the Insurer and will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Class A Certificates by each applicable Rating Agency;

          (iii) commercial paper (having original maturities of not more than 270 days) which is then rated in the highest commercial paper rating category of Moody's and Standard & Poor's, or such lower category as is acceptable to the Insurer and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency;

          (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances (in each case having maturities of not more than 365 days) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term debt obligations of such depository institution or trust company (or in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or long-term debt obligations of such holding company) are then rated in the highest rating category of Moody's and Standard & Poor's, in the case of commercial paper, and in the highest category in the case of long-term debt obligations, or such lower categories as is acceptable to the Insurer and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency, and, in the case of short-term debt obligations which have maturities of 30 days or less, a rating of P-1 by Moody's, and a rating of A-1+ by Standard & Poor's;

          (v) demand or time deposits or certificates of deposit issued by (a) any Federal Home Loan Bank or (b) any bank or trust company or savings association which is rated at least "A" by Standard & Poor's which has combined capital, surplus and undistributed profits of not less than $50 million and fully insured by the FDIC;

          (vi) repurchase obligations with respect to any security described in
     (i) and (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in
     (iv) above;

          (vii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment or contractual commitment providing for such investments are then rated in the highest rating category of Moody's and Standard & Poor's or in such lower rating category as will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Class A Certificates by each applicable Rating Agency;

          (viii) such other investments which are acceptable to the Insurer and do not adversely affect the rating, if any, on the Class A Certificates by each applicable Rating Agency; and

          (ix) units of taxable money-market portfolios rated in the highest rating category by Moody's and Standard & Poor's and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations.

provided that (A) such obligation or security is held for a temporary period pursuant to Treasury Regulations Section 1.860G-2(g)(1), and (B) Eligible Investments shall include only such obligations or securities that mature on or before the (i) Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Certificate Account and (ii) the second Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Custodial Account. In addition, no Eligible Investment which incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Distribution Date.

          Escrow Account:  As defined in Section 3.08.
          --------------

          Event of Default:  As defined in Section 8.01 hereof.
          ----------------

          FDIC:  The Federal Deposit Insurance Corporation, or any successor
          ----
thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
          -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Final Distribution Date:  The Distribution Date on which the final
          -----------------------
distribution in respect of the Certificates will be made pursuant to Section 10.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 10.03.

          FNMA:  The Federal National Mortgage Association, a federally
          ----
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Index:  With respect to any Mortgage Loan and as to any Adjustment
          -----
Date therefor, a per annum rate equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) as of the date specified in the related Mortgage Note, or, in the event that such index is no longer available, an index selected by the Servicer and reasonably acceptable to the Trustee that is based on comparable information.

          Indirect Participants:  Entities, such as banks, brokers, dealers and
          ---------------------
trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

          Initial Certificate Principal Balance:  With respect to the Class A
          -------------------------------------
Certificates, $728,241,524.66.

          Insurance Account:  The account or accounts created and maintained
          -----------------
pursuant to Section 4.06, which shall be entitled "U.S. Bank National Association, as trustee, in trust for the registered holders of Chevy Chase Bank, F.S.B., Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1, Class A," and which must be an Eligible Account.

          Insurance Agreement:  The Insurance Agreement  dated as of September
          -------------------
1, 1997 among the Insurer, the Trustee, the Servicer, the Seller and the Depositor.

          Insurance Proceeds:  Amounts paid pursuant to any insurance policy
          ------------------
with respect to a Mortgage Loan that have not been used to restore the related property.

          Insured Payment:  With respect to the Class A Certificates, as of any
          ---------------
Distribution Date, the Deficiency Amount, if any, for such Distribution Date.

          Insurer:  MBIA Insurance Corporation or its successors in interest.
          -------

          Insurer Default:  The existence and continuance of any of the
          ---------------
following: (a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

          Insurer Premium:  With respect to any Distribution Date, an amount
          ---------------
equal to one-twelfth of the product of the Insurer Premium Rate and the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

          Insurer Premium Rate: The rate set forth in the Insurance Agreement.
          --------------------

          Late Payment Rate:  As defined in the Insurance Agreement.
          -----------------

          Liquidated Loan:  With respect to any Distribution Date, a Mortgage
          ---------------
Loan which, as of the close of business on the Business Day next preceding the related Determination Date, (a) has been liquidated through deed in lieu of foreclosure, sale in foreclosure, trustee's sale or other realization as provided by applicable law of real property subject to the related Mortgage and any security agreements or (b) with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any such property has been received; provided, however, that any REO Property shall not be treated as a Liquidated Loan until such property has been finally liquidated.

          Liquidation Expenses:  Customary and reasonable "out of pocket"
          --------------------
expenses incurred by the Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub-Servicer) under a Primary Mortgage Insurance Policy for reasons other than the Servicer's failure to comply with Section 3.10 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than the Servicer's failure to comply with Section 3.11 hereof.

          Liquidation Proceeds:  Amounts other than Insurance Proceeds received
          --------------------
in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

          Loan-to-Value Ratio:  As of any date, the fraction, expressed as a
          -------------------
percentage, the numerator of which is the Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the Mortgaged Property or, in the case of a Replacement Mortgage Loan, is the appraised value of the Mortgaged Property based upon an appraisal made within 180 days prior to the date of substitution of such Replacement Mortgage Loan for a Deleted Mortgage Loan.

          Margin:  As to each Mortgage Loan, the fixed percentage set forth in
          ------
the related Mortgage Note, which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date thereof.

          Maturity Date:  The latest possible maturity date, solely for purposes
          -------------
of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance, if any, of each Class of Regular Certificates would be reduced to zero as determined under a hypothetical scenario which assumes that such date is the Distribution Date in the month of the maturity date of the Mortgage Loan with the latest scheduled maturity date. The Maturity Date for each Class of Regular Certificates is June 25, 2031.

          Maximum Interest Rate:  As to any Mortgage Loan, the maximum interest
          ---------------------
rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          Minimum Interest Rate:  As to any Mortgage Loan, the minimum interest
          ---------------------
rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          Monthly Advance:  The aggregate of the advances made by or on behalf
          ---------------
of the Servicer with respect to any Distribution Date pursuant to Section 5.01 hereof, the amount of any such advances being equal to the regular monthly installments of principal and interest on the Mortgage Loans that were due on the related Due Date and delinquent as of the close of business on the related Determination Date, after adjustment of any delinquent interest payment to be equal to interest at a rate equal to the Mortgage Rate less the Servicing Fee Rate on the Principal Balance of the Mortgage Loans, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if made.

          Monthly Payment:  The scheduled monthly payment of principal and
          ---------------
interest on a Mortgage Loan.

          Moody's:  Moody's Investors Service or any successor thereto.
          -------

          Mortgage:  The mortgage, deed of trust or other instrument creating a
          --------
first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

          Mortgage File:  For each Mortgage Loan, the Trustee Mortgage File and
          -------------
the Servicer Mortgage File.

          Mortgage Loan:  Each of the mortgage loans transferred and assigned to
          -------------
the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund, evidenced by a Mortgage Note and secured by a Mortgage, the mortgage loans so held being identified in the Mortgage Loan Schedule, as amended from time to time.

          Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase
          --------------------------------
Agreement dated as of September 1, 1997 between the Depositor, Credit Suisse First Boston Corporation and the Seller, pursuant to which the Depositor purchased the Mortgage Loans from the Seller.

          Mortgage Loan Repurchase Price:  The price, calculated as set forth in
          ------------------------------
Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

          Mortgage Loan Schedule:  The list of Mortgage Loans transferred to the
          ----------------------
Trustee as part of the Trust Fund for the Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), attached hereto as

Exhibit D, setting forth the following information with respect to each Mortgage
---------
Loan:

             (i)the loan number;

             (ii)     the city, state and zip code for each Mortgaged Property;

             (iii)    the Index;

             (iv)     the Margin;

             (v)      the Maximum Interest Rate;

             (vi)     the Minimum Interest Rate;

             (vii)    the original term to maturity;

             (viii)   the remaining term to maturity;

             (ix)     the original principal balance;

             (x)      the Principal Balance as of the Cut-off Date;

             (xi)     the first Due Date;

             (xii)    the Monthly Payment in effect as of the Cut-off Date;

             (xiii)   the Loan-to-Value Ratio at origination;

             (xiv)    the Appraised Value of the Mortgaged Property;

             (xv)     the Net Mortgage Rate;

             (xvi) a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

             (xvii) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied; and

             (xviii)  the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee and the Insurer.

          Mortgage Note:  The original executed note or other evidence of the
          -------------
indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Rate:  The annual rate of interest borne by a Mortgage Note,
          -------------
which is set forth in the related Mortgage Note. The Mortgage Rate for each Mortgage Loan as of the Cut-off Date will be adjusted on each Adjustment Date to a rate equal to the sum of the Index applicable to such Adjustment Date and the Margin, rounded to or up to the nearest multiple of 0.125%, as specified in the related Mortgage Note, subject to the application of the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate.

          Mortgaged Property:  The underlying property securing a Mortgage Loan.
          ------------------

          Mortgagor:  The obligor on a Mortgage Note.
          ---------

          Net Mortgage Rate:  As to each Mortgage Loan, with respect to any
          -----------------
Distribution Date, a rate per annum equal to (a) the Mortgage Rate in effect as of the Due Date in the preceding calendar month minus (b) the Servicing Fee Rate minus (c) the Trustee Fee Rate minus (d) 0.70% per annum.

          1933 Act:  The Securities Act of 1933, as amended.
          --------

          Nonrecoverable Advance:  The portion of any Monthly Advance previously
          ----------------------
made or proposed to be made by the Servicer or other advance previously made by the Servicer that, in the good faith judgment of the Servicer, will not or, in the case of a current delinquency, would not be, ultimately recoverable by the Servicer from Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses) with respect to the related Mortgage Loan.

          Officers' Certificate:  A certificate signed by the Chairman of the
          ---------------------
Board, any Vice Chairman of the Board, the President, an Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Seller, the Servicer, a Sub-Servicer or the Trustee, as the case may be, and delivered to the Insurer, the Depositor, the Servicer or the Trustee, as required by this Agreement.

          Opinion of Counsel:  A written opinion of counsel, who may be counsel
          ------------------
for the Depositor or the Servicer, reasonably acceptable to the Trustee and the Insurer. With respect to the definition of Eligible Account in this Article I and Sections 2.04 and 7.04 hereof and any opinion dealing with the qualification of a REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          Optional Termination:  The purchase of the Mortgage Loans pursuant to
          --------------------
Section 10.01.

          Optional Termination Date:  The date fixed by the Servicer for the
          -------------------------
purchase of the Mortgage Loans pursuant to Section 10.01.

          Original Overcollateralization Amount:  $7,282,415.25.
          -------------------------------------

          Overcollateralization Amount:  As of any Distribution Date, the
          ----------------------------
excess, if any, of (a) the aggregate Principal Balances of the Mortgage Loans immediately following such Distribution Date over (b) the Certificate Principal Balance of the Class A Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses (i) through (v) of the definition of Class A Principal Distribution Amount on such Distribution
Date).

          Overcollateralization Deficiency Amount:  With respect to any
          ---------------------------------------
Distribution Date, the excess, if any, of (a) the Specified
Overcollateralization Amount applicable to such Distribution Date over (b) the related Overcollateralization Amount applicable to such Distribution Date prior to taking into account the payment of any related Overcollateralization Increase Amounts on such Distribution Date.

          Overcollateralization Deficit: With respect to any Distribution Date,
          -----------------------------
the excess of (x) the aggregate outstanding Class A Certificate Principal Balance (after giving effect to all distributions to be made on such Distribution Date) as of such Distribution Date over (y) the aggregate outstanding Principal Balance of the Mortgage Loans as of the close of business on the last day of the related Due Period (after giving effect to all distributions during such period).

          Overcollateralization Increase Amount:  With respect to any
          -------------------------------------
Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Distribution Date (after taking into account the payment of the related Class A Principal Distribution Amount on such Distribution Date (exclusive of the payment of any related Overcollateralization Increase Amount)) and (b) the Class S Interest Distribution Amount with respect to such Distribution Date as reduced by (i) the interest portion of any Realized Losses and (ii) Cumulative tribution Date, an amount equal to the lesser of (a) the excess, if any, of (x) the related Overcollateralization Amount that would exist following such Distribution Date following payment of the related Class A Principal Distribution Amount (exclusive of any reductions thereto attributable to the related Overcollateralization Reduction Amount) over (y) the related Specified Overcollateralization Amount for such Distribution Date and (b) the sum of the amounts for such Distribution Date specified in clauses (i)-(v) of the definition of Class A Principal Distribution Amount.

          Participant:  A broker, dealer, bank, other financial institution or
          -----------
other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

          Pass-Through Entity:  (a) a regulated investment company described in
          -------------------
Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

          Percentage Interest:  The percentage interest (which may be expressed
          -------------------
as a fraction) evidenced by any Certificate, which (a) in the case of the Class A Certificates, is equal to a fraction, the numerator of which is the Initial Certificate Principal Balance of such Certificate, and the denominator of which is equal to the aggregate Initial Certificate Principal Balances of all Certificates of the same Class and (b) in the case of the Class S or Class R Certificates, is set forth on the face thereof.

          Periodic Cap:  With respect to each Mortgage Loan, the maximum
          ------------
increase or decrease in the Mortgage Rate on any Adjustment Date (other than with respect to certain of the Mortgage Loans, the first Adjustment Date for such Mortgage Loan), as specified in the related Mortgage Note.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Policy:  The Certificate Guaranty Insurance Policy No. 24906 issued by
          ------
the Insurer in respect of the Class A Certificates, a copy of which is attached hereto as Exhibit L.

          Prepayment Interest Shortfall:  As to any Distribution Date and any
          -----------------------------
Mortgage Loan (other than a Mortgage Loan secured by an REO Property) that was the subject of a Principal Prepayment during the related Prepayment Period, an amount equal to the excess of one month's interest at the Mortgage Rate on the Principal Balance of such Mortgage Loan over the amount of interest paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment.

          Prepayment Period:  With respect to any Distribution Date, the
          -----------------
calendar month prior to the month in which such Distribution Date occurs.

          Primary Mortgage Insurance Policy:  Each primary policy of mortgage
          ---------------------------------
guaranty insurance with respect to the Mortgage Loans or any replacement policy therefor.

          Principal Balance:  With respect to any Mortgage Loan, as of the date
          -----------------
of any determination, the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all payments due on or before the Cut-off Date, reduced (but not below zero) by the sum of
(i) all amounts previously received or collected by the Servicer in respect of principal of such Mortgage Loan subsequent to the Cut-off Date, other than amounts representing payments due on such Mortgage Loan on or prior to the Cut-off Date; (ii) all Liquidation Proceeds (net of Liquidation Expenses) and Insurance Proceeds allocated to principal; (iii) all amounts allocable to the principal of such Mortgage Loan previously paid by the Servicer as part of a Monthly Advance, in each case which were distributed to Certificateholders pursuant to Section 4.02; and (iv) all Realized Losses allocated to Certificateholders with respect thereto on any previous Distribution Date. In the case of a Replacement Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Replacement Mortgage Loan on the date of substitution after deduction of all payments due on or before the Due Date in the month of substitution, reduced by the sums described in (i) through (iv), above, after such Due Date.

          Principal Prepayment:  Any Mortgagor payment or other recovery of
          --------------------
principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Purchase Price:  With respect to any Mortgage Loan required to be
          --------------
purchased by the Seller or Servicer pursuant to Section 2.01, 2.02, 2.04 or 3.12 or which the Servicer purchases pursuant to Section 3.21 the sum of (i) 100% of the Principal Balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at a rate equal to the sum of the Net Mortgage Rate, the Trustee Fee Rate and 0.70% per annum to the next Due Date and (iii) the amount of any unreimbursed Monthly Advances and other advances made by the Servicer with respect to such Mortgage Loan and reimbursable to the Servicer hereunder. With respect to any Mortgage Loan required or allowed to be purchased, the Servicer or Seller, as applicable, shall deliver to the Trustee an Officers' Certificate as to the calculation of the Purchase Price.

          Qualified Insurer:  A mortgage guaranty insurance company duly
          -----------------
qualified as such under the laws of the state of its principal place of business and each other state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed by the insurance regulatory authority of the state of its principal place of business and, to the extent required by applicable law, each such other state, to transact a mortgage guaranty insurance business in such state and each such other state and to write the insurance provided by the insurance policy issued by it and approved as an insurer by FHLMC or FNMA and whose claims-paying ability will not adversely affect the rating on the Certificates.

          Rating Agency:  Moody's and Standard & Poor's or any successor
          -------------
thereto.

          Realized Loss:  An amount determined by the Servicer and evidenced by
          -------------
an Officers' Certificate delivered to the Trustee, in connection with any Mortgage Loan equal to (a) with respect to any Liquidated Loan, the excess of the Principal Balance of such Liquidated Loan plus interest thereon at a rate equal to the sum of the applicable Net Mortgage Rate and the Trustee Fee Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan, (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the Principal Balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation or (c) with respect to any Mortgage Loan which has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on such Mortgage Loan, assuming that the Mortgagor pays each Monthly Payment on the applicable Due Date and that no Principal Prepayments are received with respect to such Mortgage Loan, discounted monthly at the applicable Mortgage Rate.

          Record Date:  With respect to any Distribution Date, the close of
          -----------
business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

          Regular Certificates:  All of the Certificates other than the Class R
          --------------------
Certificates.

          Relief Act:  The Soldiers' and Sailors' Civil Relief Act of 1940, as
          ----------
amended.

          Relief Act Shortfalls:  With respect to any Distribution Date and any
          ---------------------
Mortgage Loan, the amount of any interest that is not collectible from the Mortgagor during the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time.

          REMIC:  A "real estate mortgage investment conduit", within the
          -----
meaning of Section 860D of the Code.

          REMIC Election:  An election, for federal income tax purposes, to
          --------------
treat certain assets as a REMIC.

          REMIC I:  The corpus of the trust created by this Agreement consisting
          -------
of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans,
(b) REO Property, (c) the Custodial Account and the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          REMIC I Realized Losses:  For any Distribution Date, Realized Losses
          -----------------------
on the Mortgage Loans for the prior calendar month shall be allocated as follows: The interest portion of Realized Losses, if any, shall be allocated among the classes of REMIC I Certificates pro-rata according to the interest accruing thereon at the REMIC I Remittance Rate thereon to the extent of such interest accruing thereon at the REMIC I Remittance Rate in reduction thereof. Any interest Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as principal Realized Losses not attributable to any specific Mortgage Loan and allocated pursuant to the succeeding sentences. The principal Realized Losses shall be allocated (i) to the Class I-LT1-I, Class I-LT2-I, Class I-LT3-I and Class I-LT4-I Certificates pro-rata according to their respective principal balances, provided that such allocation to each of the Class I-LT2-I, Class I-LT3-I and Class I-LT4-I Certificates shall not exceed their respective Class I-LT-I Principal Reduction Amounts for such Distribution Date, and (ii) any principal Realized Losses not allocated to either the Class I-LT2-I, Class I-LT3-I, or Class I-LT4-I Certificates pursuant to the proviso of clause (i) shall be allocated to the Class I-LT1-I Certificates.

          REMIC I Regular Interest:  Any of the four separate non-certificated
          ------------------------
beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the preliminary statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

          REMIC I Remittance Rate:  With respect to REMIC I Regular Interests I-
          -----------------------
LT1-I and I-LT2-I, the weighted average of Net Mortgage Rates on the then outstanding Mortgage Loans and REO Properties, plus 0.70% per annum. With respect to REMIC I Regular Interest I-LT3-I, zero. With respect to REMIC I Regular Interest I-LT4-I, twice the weighted average of Net Mortgage Rates on the then outstanding Mortgage Loans and REO Properties, plus 1.40% per annum.

          REMIC II:  The segregated pool of assets consisting of all of the
          --------
REMIC I Regular Interests, with respect to which a separate REMIC election is to be made.

          REMIC II Regular Interest:  Any of the Class A Certificates and Class
          -------------------------
S Certificates. The Class A Certificates shall accrue interest at the related Certificate Rate in effect from time to time minus the Insurer Premium Rate, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to their initial Certificate Principal Balance as set forth in the preliminary statement hereto. The Class S Certificates shall accrue interest at the related Certificate Rate and shall not be entitled to any distributions of principal.

          REMIC Provisions:  Provisions of the federal income tax law relating
          ----------------
to REMICs, which appear at Section 860A through 860G of the Subchapter M of Chapter 1 of the Code and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          REO Property:  Any Mortgaged Property acquired by or in the name of
          ------------
the Trustee for the benefit of the Certificateholders and the Insurer in foreclosure or by deed-in-lieu of foreclosure.

          Replacement Mortgage Loan:  A Mortgage Loan substituted by the
          -------------------------
Servicer or Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Principal Balance, after such deduction), not in excess of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortage to be deposited by the Servicer or Seller, as the case may be, in the Certificate Account in the month of substitution as set forth in Section 2.03 of this Agreement); (ii) at the time of substitution have a Net Mortgage Rate equal to or exceeding the Net Mortgage Rate of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than) the Deleted Mortgage Loan; (v) be of the same or better credit quality classification as that of the Deleted

Mortgage Loan; and (vi) comply with each representation and warranty relating to the Mortgage Loans set forth in Section 2.04 hereof.

          Required Insurance Policy:  With respect to any Mortgage Loan, any
          -------------------------
insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan, including each standard hazard and, if applicable, flood insurance policy.

          Responsible Officer:  When used with respect to the Trustee, the
          -------------------
Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rolling Three-Month Delinquency Percentage: As of any Distribution
          ------------------------------------------
Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Percentage for each of the three (or one and two in the case of the first and second Distribution Dates) immediately preceding Due Periods.

          Rule 144A:     Rule 144A under the 1933 Act, as in effect from time to
          ---------
time.

          Scheduled Final Distribution Date:  May 25, 2032.
          ---------------------------------

          Seller:  Chevy Chase Bank, F.S.B. or its successor in interest.
          ------

          Servicer:  Chevy Chase Bank, F.S.B. or any successor under the terms
          --------
of this Agreement.

          Servicer Advance Date:  The date on which the Servicer is required to
          ---------------------
make a Monthly Advance pursuant to Section 5.04 hereof.

          Servicer Mortgage File:  All documents pertaining to a Mortgage Loan
          ----------------------
not required to be included in the Trustee Mortgage File and held by the Servicer or any Sub-Servicer.

          Servicer Trigger Event:  The occurrence of any of the following
          ----------------------
events:

          (a) cumulative Realized Losses since the Delivery Date equal or exceed 1.00% of the Principal Balances of the Mortgage Loans as of the Cut-off Date;

          (b) cumulative Realized Losses for the three year period commencing on the Delivery Date equal or exceed 0.75% of the Principal Balances of the Mortgage Loans as of the Cut-off Date; or

          (c) as of any date of determination, the Rolling Three Month Delinquency Percentage exceeds 4.0%.

          Servicing Fee:  For each calendar month, as to each Mortgage Loan, (i)
          -------------
an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the Principal Balance of such Mortgage Loan immediately preceding the Distribution Date occurring in such month and (ii) increased by any late payment charges, assumption fees and other usual and customary fees collected from the Mortgagor and by any net income on Eligible Investments held in the Custodial Account.

          Servicing Fee Rate:  0.375% per annum.
          ------------------

          Servicing Officer:  Any officer of the Servicer involved in, or
          -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee and the Insurer on the Delivery Date by the Servicer pursuant to this Agreement, as such list may from time to time be amended.

          Specified Overcollateralization Amount:
          --------------------------------------

          (a)  As of the Delivery Date, zero;

          (b) for any Distribution Date occurring during the period commencing on the Delivery Date and ending on the later of the thirtieth distribution date following the Delivery Date and the date upon which an aggregate amount equal to one-half of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date has been received by the Class A Certificateholders with respect to the Class A Principal Distribution Amount, the greater of: (i) the Original Overcollateralization Amount, and
     (ii) 0.60 multiplied by the Delinquency Amount as of such Distribution Date; and

          (c) for any Distribution Date occurring after the end of the period in clause (b) above, the greater of (i) 2% of the aggregate Principal Balance of the Mortgage Loans as of the close of business on the last day of the related Due Period preceding such Distribution Date, (ii) 0.60 multiplied by the Delinquency Amount and (iii) the greater of (x) 0.25% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date and (y) the aggregate Principal Balance of the three Mortgage Loans with the greatest Principal Balance as of such Distribution Date.

Notwithstanding the above, in the event of a claim on the Policy, the Specified Overcollateralization Amount shall not step down from the amount of the Specified

Overcollateralization Amount in effect as of the Distribution Date immediately preceding such claim on the Policy until such time as the amount of such claim is reimbursed to the Insurer.

          Standard & Poor's:  Standard & Poor's Ratings Services, a division of
          -----------------
the McGraw-Hill Companies, or its successor in interest.

          Sub-Servicer:  Any other entity with respect to any Mortgage Loan
          ------------
under any Sub-Servicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

          Sub-Servicing Agreement:  Any servicing agreement between the Servicer
          -----------------------
and a Sub-Servicer pursuant to which the Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

          Transferee Affidavit and Agreement:  As defined in Section
          ----------------------------------
6.02(g)(i)(B).

          Trust Fund:  Collectively, the assets of REMIC I and REMIC II.
          ----------

          Trustee:  U.S. Bank National Association, a national banking
          -------
association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders and the Insurer under this Agreement, and any successor thereto, as provided herein.

          Trustee Fee:  The fee payable to the Trustee on each Distribution Date
          -----------
for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

          Trustee Fee Rate:  0.0032% per annum.
          ----------------

          Trustee Mortgage File:  The mortgage documents listed in Section 2.01
          ---------------------
hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

          Uncertificated Balance:  The amount of any REMIC I Regular Interest
          ----------------------
outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.02 and if, and to the extent, necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.05. The Uncertificated Balance of each REMIC I Regular Interest shall never be less than zero.

          Uncertificated Interest:  With respect to any REMIC I Regular Interest
          -----------------------
for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such

REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interest I-LT1-I, I-LT2-I, I-LT3-I or I-LT4-I shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest, shall be reduced by any interest shortfalls with respect to the Mortgage Loans to time. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest shall be reduced by the interest portion of Realized Losses allocable to such REMIC I Regular Interest, if any, pursuant to Section 4.05(b) hereof.

          U.S. Person:  A citizen or resident of the United States, a
          -----------
corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          Voting Rights:  The portion of the aggregate voting rights of all the
          -------------
Certificates evidenced by a Certificate. 98% of all Voting Rights will be allocated to the Class A Certificates in proportion to their Certificate Principal Balances, 1% of all Voting Rights will be allocated among the Class S Certificates in proportion to their Percentage Interests and 0.5% and 0.5% of all Voting Rights will be allocated to the Class R-I and Class R-II Certificates, respectively.


                                 ARTICLE II

                           CONVEYANCE OF TRUST FUND;
                         REPRESENTATIONS AND WARRANTIES

          SECTION 2.01.  Conveyance of Trust Fund.
                         ------------------------

          The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders and the Insurer, without recourse, the Depositor's right, title and interest in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, which Mortgage Loans the Depositor shall cause to be delivered to the Trustee on or prior to the Delivery Date, together with the Trustee Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Custodial Account, the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policy with respect to the Mortgage Loans and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          The Seller hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Insurer and Certificateholders, without recourse, any and all right, title and interest of the Seller, if any, in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, (b) REO Property, (c) the Custodial Account, the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policy with respect to the Mortgage Loans and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          In connection with any such transfer and assignment, the Depositor shall deliver to, and deposit with, the Trustee the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the Mortgage Note, endorsed without recourse to the order of the Trustee, with all intervening endorsements showing a complete chain of endorsement from the originator to the last endorser, and if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed on behalf of the Mortgagor by another person, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument certified by the relevant public recording office in those instances in which the public recording office retains the original;

          (ii) the original Mortgage, and any intervening assignment thereof, in each case as recorded, with evidence of recording indicated thereon;

          (iii) an original assignment or assignments of Mortgage showing an unbroken chain of title from the originator to the preceding assignee to the Trustee with evidence of recording indicated thereon; and

          (iv) the original copy of each assumption, modification, written assurance or substitution agreement, if any, with respect to such Mortgage Loan, as identified on the Mortgage Loan Schedule.

          Notwithstanding the foregoing, in the event that in connection with any Mortgage Loan the Depositor cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses (ii) or
(iii) above with evidence of recording thereon concurrently with the execution and delivery hereof, the Depositor shall deliver, or cause the Servicer to deliver, to the Trustee a duplicate original or true copy of such document certified by the Depositor or the Servicer or the applicable public recording office to be a true and complete duplicate original or copy of the original thereof submitted for recording, or a copy of the Mortgage certified by a title insurance or escrow company or companies reasonably acceptable to the Insurer, evidencing that such Mortgage or assignment of Mortgage has been delivered to the appropriate public recording office for recordation. In the event that the Depositor cannot deliver a duplicate original or true copy certified as stated above of such document required to be delivered pursuant to clauses (ii) or
(iii) above, within 45 days of the Delivery Date, the Servicer shall purchase the related Mortgage Loan at the Purchase Price therefor. The Depositor shall promptly deliver, or cause the Servicer to deliver, to the Trustee (A) such original document with evidence of recording indicated thereon or a photocopy of such document certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official or from the Servicer, and (B) upon discovery of any defect or omission in the deliveries of any of items (ii) through (iv) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such item or a certified copy thereof, certified by the relevant recording office, but in no event shall any such delivery be made later than 90 days following the Delivery Date (unless such document has not been returned from the relevant recording office at such time, in which case the Servicer shall make such delivery within 270 days of the Delivery Date). From time to time the Servicer may forward or cause to be forwarded to the Trustee for the benefit of the Certificateholders and the Insurer additional original documents evidencing an assumption or modification of a Mortgage Loan.

          The Trustee shall promptly complete the endorsement of the Mortgage Note referred to in (i) above and the assignment of Mortgage referred to in
(iii) above to the Trustee for the benefit of the Holders of the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1 and MBIA Insurance Corporation. The Trustee on behalf of the Servicer shall promptly record in the appropriate public office for real property records each original assignment referred to in (iii) above with respect to each Mortgaged Property, and the Trustee shall release any such assignment to the Depositor or the Servicer, as applicable, for such purpose. The Depositor or the Servicer shall promptly deliver to the Trustee each original assignment with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official. If any assignment is returned unrecorded to the Depositor or the Servicer because of any defect therein, the Depositor or the Servicer shall cure or correct such defect and cause such assignment to be recorded in accordance with this paragraph and if such defect is not cured the Servicer shall purchase the Mortgage Loan at the Purchase Price therefor.

          SECTION 2.02.  Acceptance by Trustee.
                         ---------------------

          The Trustee will hold the documents referred to in Section 2.01 above and the other documents constituting a part of the Trustee Mortgage Files delivered to it in trust for the use and benefit of all present and future Certificateholders and the Insurer. Upon execution and delivery of this Agreement and within 45 days after the execution and delivery of this Agreement, the Trustee shall ascertain whether all documents required to be delivered to it pursuant to Section 2.01 hereof are in its possession, and shall deliver to the Depositor, the Insurer and the Servicer a certification (upon execution and delivery of this Agreement, the "Initial Certification" and within 45 days thereof, the "Final Certification", respectively) in the forms set forth as

Exhibits E and F hereto to the effect that, as to each Mortgage Loan listed in
----------     -
the Mortgage Loan Schedule: (a) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession, (b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan,
(c) based on its examination and only as to the foregoing documents, the information set forth in items (i) through (vi) of the definition of

Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Trustee Mortgage File and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 hereof. The Trustee shall deliver to the Depositor, the Insurer and the Servicer a copy of such Final Certification. If, in the course of such review, the Trustee finds any document or documents constituting a part of a Mortgage File which do not meet the requirements of
(a)-(d) above, the Trustee shall promptly notify the Servicer, the Insurer and the Depositor in writing, and request that the Servicer correct or cure such defect. The Trustee shall promptly notify the Depositor in writing if any original assignment referred to in clause (iii) above has not been received by it prior to December 31, 1997. In the event the Servicer or Depositor shall fail to cure any document deficiency or defect reflected in the Final Certification or as otherwise required under Section 2.01, it shall not be the obligation of the Trustee hereunder to cure the same, and the Servicer shall purchase the Mortgage Loan at the Purchase Price therefor.

          The Depositor agrees that at any time and from time to time upon written request of the Trustee or the Insurer, the Depositor shall promptly and duly execute and deliver any and all such further documents and assurances, and take such further actions as the Trustee reasonably may request in order to obtain or more fully vest the benefits of the assignment intended hereunder (as set forth hereinabove in Section 2.01 and hereinbelow in Section 2.03) and of the rights and powers herein granted.

          The Trustee shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.


          SECTION 2.03.  Representations, Warranties and
                         --------------------------------
                         Covenants of the Servicer and Seller.
                         ------------------------------------

          Chevy Chase, as Seller and Servicer, hereby represents and warrants to, and covenants with, the Depositor, the Insurer and the Trustee that, as of the date hereof:

               (i) Chevy Chase is a federal savings bank, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

               (ii) Chevy Chase has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of Chevy Chase the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of Chevy Chase, enforceable against Chevy Chase in accordance with its terms, except that (A) the enforceability thereof may be limited to bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

               (iii) the execution and delivery of this Agreement by Chevy Chase, the servicing of the Mortgage Loans by Chevy Chase hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Chevy Chase and will not (A) result in a material breach of any term or provision of the charter or by-laws of Chevy Chase or
     (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Chevy Chase is a party or by which it may be bound, or any statute, order or regulation applicable to Chevy Chase of any court, regulatory body, administrative agency or governmental body having jurisdiction over Chevy Chase; and Chevy Chase is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, to Chevy Chase's knowledge would in the future materially and adversely affect, (1) the ability of Chevy Chase to perform its obligations under this Agreement or (2) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

               (iv) Chevy Chase is, and will remain, subject to supervision and examination by any state or federal authority as may be applicable and will remain in good standing and qualified to do business where so required by applicable law and is, and will remain an approved servicer of conventional mortgage loans for FNMA or FHLMC;

               (v) no litigation is pending or, to the best of Chevy Chase's knowledge, threatened, against Chevy Chase that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of Chevy Chase to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

               (vi) Chevy Chase will at all times comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy;

               (vii) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Insurer, the Depositor, any affiliate of the Depositor or the Trustee and prepared by Chevy Chase pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading;

               (viii) except for permits and similar authorizations required under the securities or "blue sky" laws no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Chevy Chase of, or compliance by Chevy Chase with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, Chevy Chase has obtained the same; and

               (ix) Chevy Chase will service the Mortgage Loans in accordance with the standards set forth in this Agreement.

          SECTION 2.04.  Representations, Warranties and Covenants of the
                         ------------------------------------------------
     Servicer and the Seller with respect to the Mortgage Loans.
     -----------------------------------------------------------

          The Seller and the Servicer hereby represents and warrants to, and covenants with, the Depositor, the Insurer and the Trustee for the benefit of the Certificateholders that, as to each Mortgage Loan, as of the Cut-off Date or such other date specifically set forth herein, and with respect to representation (i) listed below, as of the Delivery Date:

               (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct.

               (ii) All payments required to be made up to, but excluding, the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made, except with respect to 1.25% of the Mortgage Loans which are more than 30 days but 60 days or less delinquent; Chevy Chase has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

               (iii) To the best of the Servicer's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

               (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trustee, and which have been delivered to the Trustee or the Trustee's designee, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule.

               (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Servicer, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (vii) Any and all requirements of any federal, state or local law including, without limitation, environmental, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and the related Mortgaged Property have been complied with.

               (viii) The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

               (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and
     (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the

     Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Depositor. The Mortgaged Property was not, as of the date of origination of the Mortgaged Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

               (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization.

               (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

               (xii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

              (xiii) The Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Depositor the Seller was the sole owner of record and holder thereof and with full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement.

               (xiv) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) organized under the laws of such state, or (C) qualified to do business in such state, or (D) federal savings and loan associations or national banks having principal offices in such state, or (E) not doing business in such state.

               (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The original title policy and all riders thereto are in the possession of the Servicer. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

               (xvi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

               (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

               (xviii) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (xix) The Mortgage Loan was originated by the Seller or a subsidiary of the Seller which is a FNMA-approved, FHLMC-approved or HUD-approved mortgage banker, or savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance of the Mortgage Loan over a term of 30 years, except for fifteen Mortgage Loans with an amortization term and maturity of 40 years. No Mortgage Loans have provisions which will require negative amortization. No Mortgage Loan requires a balloon payment at the end of its term.

               (xx) The origination practices used by the Seller and the collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note.

               (xxi) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

               (xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Servicer and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

               (xxiii) The Mortgage Loan was underwritten generally in accordance with the Seller's underwriting standards in effect at the time the Mortgage Loan was originated.

               (xxiv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above.

               (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

               (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except, in connection with a trustee's sale after default by the Mortgagor.

               (xxvii) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (B) paid by any source other than the Mortgagor or
     (C) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

               (xxviii) The Seller does not expect, as to any particular Mortgage Loan included in the Trust Fund, that such Mortgage Loan will become a defaulted Mortgage Loan and that the related Mortgaged Property will be foreclosed upon (or acquired by deed-in-lieu of foreclosure).

               (xxix) No Mortgage Loan was made in connection with (A) the construction or rehabilitation of a Mortgaged Property or (B) facilitating the trade-in or exchange of a Mortgaged Property.

               (xxx) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan.

               (xxxi) Each such Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is and will be subject to a Primary Mortgage Insurance Policy, issued by a FNMA or FHLMC approved insurer, which insures that portion of the Mortgage Loan over 75% of the Loan-to-Value Ratio. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan is net of any such insurance premium.

               (xxxii) To the best of the Servicer's knowledge, the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupance of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

               (xxxiii) No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Cut-off Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

               (xxxiv) The Assignment of Mortgage, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (xxxv) Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (xxxvi) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets FNMA or FHLMC eligibility requirements.

               (xxxvii) With respect to each Convertible Mortgage Loan, (x) the related Mortgagor has the option to convert the interest rate borne by such Mortgage Loan from an adjustable interest rate to a fixed interest rate determined pursuant to the terms of the related Mortgage Note and (y) the fixed interest rate to be borne by each such Convertible Mortgage Loan upon the conversion of the interest rate on such Mortgage Loan is intended to approximate a market rate of interest for newly originated mortgages at the time of the conversion.

               (xxxviii) Each Mortgage is a "qualified mortgage" for purposes of the REMIC Provisions.

          Upon the discovery by the Depositor, the Servicer, the Insurer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach or breaches of any of the representations and warranties made in Section 2.04 in respect of any Mortgage Loan, or any breach of a representation or warranty of the Servicer set forth in Section 2.03, which breach or breaches, individually or in the aggregate, materially and adversely affect the interests of the Certificateholders or the Insurer, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller and Servicer of such breach and request that the Seller or Servicer, as the case may be, cure such breach within 60 days from the date of such notice, and if the Seller or Servicer does not cure such breach in all material respects, the Seller or Servicer, as the case may be, shall either (i) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must be made as specified in this Section or (ii) purchase such Mortgage Loan held for the benefit of the Certificateholders and the Insurer from the Trustee at the Purchase Price therefor.

          The Seller or Servicer shall not have any right to substitute a Replacement Mortgage Loan or Loans for the affected Mortgage Loan more than three months after the Delivery Date (or more than two years after the Delivery Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the
Code), and any substitution must be accompanied by an Officers' Certificate delivered to the Trustee and the Insurer, certifying that such Replacement Mortgage Loan conforms to the requirements of this Agreement, and by an Opinion of Counsel to the effect that such substitution will not cause either REMIC I or REMIC II to fail to qualify as a REMIC and will not result in a prohibited transaction tax, which Opinion of Counsel shall be paidbe. Notwithstanding the foregoing, if any such breach would cause a Mortgage Loan to be other than a "qualified mortgage loan" as described in Section 860G(a)(3) of the Code, any substitution shall occur within 90 days of the discovery of the breach.

          As to any Replacement Mortgage Loan or Loans, the Seller or Servicer shall deliver to the Trustee for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed to the Trustee for the benefit of the Insurer and the Holders of the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1. No substitution will be made in any calendar month after the Determination Date for such month. Monthly payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be remitted by the Servicer or Seller to the Depositor on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on such Deleted Mortgage Loan for such month and thereafter the Seller or Servicer, as the case may be, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

          Upon such substitution, the Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects and the Seller shall be deemed to have made, as of the date of substitution, with respect to the Replacement Mortgage Loan or Loans, the representations and warranties pertaining to the Mortgage Loans contained in Section 2.04 hereof. Upon receipt of the Trustee Mortgage File pertaining to any Replacement Mortgage Loans, the Trustee shall release the Trustee Mortgage File held for the benefit of the Certificateholders and the Insurer relating to such Deleted Mortgage Loan to the Seller or Servicer as applicable and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee) in the Seller or Servicer as applicable, or its designee to any Deleted Mortgage Loan substituted for pursuant to this Section 2.04.

          In any month in which the Seller or Servicer substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate Principal Balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The amount of such shortage shall be deposited into the Custodial Account by the Seller or Servicer in the month of substitution pursuant to Section 3.07, without any reimbursement thereof. The Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortage.

          In the event that the Seller or Servicer shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification of the deposit of the Purchase Price, the Trustee shall release the related Trustee Mortgage File held for the benefit of the Certificateholders and the Insurer to the Seller or Servicer as applicable and the Trustee shall execute and deliver the related instruments of transfer or assignment, in each case without recourse, as shall be necessary to transfer title (to the extent that such title was transferred to the Trustee) from the Trustee for the benefit of the Certificateholders and the Insurer and vest title in the Seller or Servicer, or the designee thereof, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.04. It is understood and agreed that the obligation under this Agreement of any Person to repurchase or substitute any Mortgage Loan as to which such breach has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to Certificateholders or the Trustee on their behalf (except for the Insurer's rights under the Insurance Agreement).

          SECTION 2.05.  Issuance of Certificates.
                         ------------------------

          The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Class A, Class S and Class R Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund. The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the Class A, Class S and Class R Certificates in such distributions shall be as set forth in this Agreement.

          SECTION 2.06.  REMIC Provisions.
                         ----------------

          (a) The Depositor hereby elects and authorizes the Trustee to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold by Chevy Chase to a third party. The Delivery Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G of the Code) in REMIC I shall consist of the REMIC I Regular Interests and the "residual interest" in REMIC I shall consist of the Class R-I Certificates. The "regular interests" (within the meaning of Section 860G of the Code) in REMIC II shall consist of the Class A and Class S Certificates and the "residual interest" in REMIC II shall consist of the Class R-II Certificates. The Depositor and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in

REMIC I or REMIC II other than the REMIC I Regular Interests and Class R-I Certificates and the Class A Certificates, Class S Certificates and Class R-II Certificates, respectively.

          (b) Chevy Chase Bank, F.S.B. on behalf of the Holders of the Class R-I Certificates and Class R-II Certificates, shall act as agent for the Class R-I Certificateholder and Class R-II Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for REMIC I and REMIC II, respectively, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. By its acceptance of a Class R Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of REMIC I and REMIC II pursuant to the specific duties outlined herein.

          (c) A Holder of the Class R-I or Class R-II Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trustee, the amount of any minimum California state franchise taxes due with respect to REMIC I or REMIC II, respectively, under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trustee shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trustee. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a "prohibited transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class R Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Sections 4.02 and 4.03, respectively. The Trustee shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Trustee's duties under this Agreement. The Servicer shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Servicer's duties under this Agreement.

          (d) The Trustee shall act as attorney-in-fact and as agent on behalf of the tax matters person of REMIC I and REMIC II and in such capacity the Trustee shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for REMIC I and REMIC II when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of REMIC I and REMIC II in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of REMIC I and REMIC II, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions. The expenses of preparing and filing such returns shall be borne by the Trustee. The Depositor and Servicer shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to REMIC I and REMIC II as is in their possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection.

          In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, Chevy Chase shall also: (A) act on behalf of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on REMIC I or REMIC II when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

          (e) The Trustee shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a permitted transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and REMIC II.

          (f) The Trustee, the Depositor and the Holder of the Class R Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each of REMIC I and REMIC II as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of the Class R Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon either REMIC I or REMIC II (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

          The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I or REMIC II or their assets, or causing REMIC I and REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer and Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I or REMIC II, and the Trustee shall not take any such action or cause REMIC I or REMIC II to take any such action as to which the Servicer or Depositor has advised it in writing that an Adverse REMIC Event could occur.

          In addition, prior to taking any action with respect to either REMIC I or REMIC II or the assets therein, or causing either REMIC I or REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Holder of the Class R Certificates will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either REMIC I or REMIC II, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted byred by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC I and REMIC II as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (g) In the event that any tax is imposed on "prohibited transactions" of REMIC I or REMIC II, as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I or REMIC II, as defined in Section 860G(c) of the Code, on any contributions to REMIC I or REMIC II after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or if the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article II, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.09 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I and REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to REMIC I or REMIC II unless (subject to 2.06(f)) the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I or REMIC II will not cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject REMIC I or REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (j) Neither the Servicer nor the Trustee shall (subject to Section 2.06(f)) enter into any arrangement by which REMIC I or REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (k) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I and REMIC II.

          (m) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I or REMIC II, (iii) the termination of REMIC I or REMIC II pursuant to Article X of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for REMIC I or REMIC II, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to REMIC I or REMIC II after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of REMIC I and REMIC II as REMICs or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

          (n) In order to enable the Trustee to perform itys after the Delivery Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trustee and hold its harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The Servicer shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Servicer to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          SECTION 3.01.  Servicing Standard.
                         ------------------

          For and on behalf of the Trustee, the Insurer and the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and generally in a manner consistent with FNMA guidelines except as otherwise expressly provided in this Agreement. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through any Sub-Servicer as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents (including, without limitation, estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to any subordinate financings to be secured by any Mortgaged Property to the extent that such consent is required pursuant to the terms of the related Mortgage, (e) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the applicable Mortgaged Property or otherwise, and (f) subject to the provisions of
Section 3.07 and 3.13, to effectuate foreclosure or other conversion of the ownership of the Mortgage Property securing any Mortgage Loan; provided, however, that the Servicer shall take no action that is materially inconsistent with or materially prejudices the interest of the Trustee, the Insurer or the Certificateholders in any Mortgage Loan or the rights and interest of the Depositor, the Insurer, the Trustee and the Certificateholders under the terms of this Agreement unless such action is specifically called for by the terms hereof.

          Without limiting the generality of the foregoing, but subject to the terms hereof, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders nts of modification, satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall promptly notify the Trustee of any such execution and delivery. The Depositor and the Trustee for the benefit of the Certificateholders shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans.

          In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on each Mortgaged Property or any related unpaid insurance premiums that are not timely paid by the Mortgagors prior to any such time as a Mortgage Loan is in foreclosure; provided, however, that the Servicer shall be required to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds (net of Liquidation Expenses) or otherwise; and provided further, that such payments shall be advanced when the tax, premium or other cost for which such payment is intended is due. Any such advances shall be reimbursable in the first instance from related collections from the related Mortgagors pursuant to Section 3.07 hereof, and further as Liquidation Expenses as provided in Section 3.13 hereof and may be withdrawn from the Custodial Account pursuant to Section 3.09 hereof. All costs incurred by the Servicer or by the related Sub-Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent) permit any modification with respect to any Mortgage Loan that would change the Net Mortgage Rate or, reduce or increase the principal balance (except for reductions resulting from actual payments of principal), except for conversions to a fixed rate in accordance with the terms of the Mortgage Loan.

          SECTION 3.02.  Enforcement of the Obligations of Sub-Servicers.
                         -----------------------------------------------

          (a) For purposes of this Agreement, the Servicer shall be deemed to have received the payments on the Mortgage Loans referred to in Sections 3.07 and 3.08 hereof when the related Sub-Servicer has received such payments and shall remain obligated to deposit such payments in accordance with Sections 3.07 and 3.08 hereof, regardless of whether such payments are remitted by the Sub-Servicer to the Servicer. The Servicer and the related Sub-Servicer may enter into amendments to any applicable Sub-Servicing Agreement; provided, however, that any such amendments shall be consistent with and shall not violate the provisions of this Agreement; and provided further, that the substance of any such material amendment or material change shall be transmitted promptly to the Depositor, the Trustee, the Insurer and the Rating Agencies.

          (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Depositor, the Trustee, the Insurer and the Certificateholders, shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans that are not serviced by it directly, and shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement shall include, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, as appropriate, and the pursuit of other appropriate remedies, and shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. The Servicer shall not waive any event of default by a Sub-Servicer under a Sub-Servicing Agreement which is a failure to remit any payment required to be made by such Sub-Servicer that would result in an Event of Default under this Agreement.

          (c) During the term of this Agreement, the Servicer shall consult fully with each of the Sub-Servicers as may be necessary from time to time to perform and carry out the Servicer's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Servicer by each Sub-Servicer and otherwise exercise reasonable efforts to cause each Sub-Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Sub-Servicing Agreement. If any Sub-Servicer materially breaches or fails to perform or observe any material obligations or conditions of its Sub-Servicing Agreement, the Servicer shall promptly deliver to the Depositor, the Insurer and to the Trustee an Officers' Certificate certifying that such Sub-Servicer is in default and describing the events and circumstances giving rise to the default and what action (if any) has been, or is to be, taken by the Sub-Servicer to cure the default and setting forth the action to be taken by the Servicer.

          SECTION 3.03.  Termination of the Rights of Sub-Servicers.
                         ------------------------------------------

          If the Servicer terminates the rights of a Sub-Servicer under any Sub-Servicing Agreement, the Servicer shall service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, or at the Servicer's election, enter into a substitute servicing agreement with another mortgage loan servicing company reasonably acceptable to the Trustee and the Servicer under which such mortgage loan servicing company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Sub-Servicer, regardless of whether such liabilities, duties, responsibilities or obligations shall have accrued before or after the termination of the rights of such Sub-Servicer; provided, however, that any such substitute servicer and any such substitute servicing shall satisfy the requirements of Sections 3.01 and 3.02. If the Servicer does not elect to enter into a substitute servicing agreement with a successor servicer, the Servicer shall nevertheless service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, until a substitute Sub-Servicer has been appointed and designated and a substitute servicing agreement has been entered into by the Servicer and such substitute Sub-Servicer. The Servicer shall give notice to the Trustee, the Insurer and the Rating Agencies of any termination of a Sub-Servicer and any appointment or designation of a substitute Sub-Servicer.

          SECTION 3.04.  Liability of the Servicer.
                         -------------------------

          Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee, the Insurer and the Certificateholders for the servicing and administering of the Mortgage Loans included in the Trust Fund in accordance with (and subject to the limitations contained within) the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with the Depositor or a Sub-Servicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          SECTION 3.05.  Rights of the Depositor and the Trustee
                         ---------------------------------------
                         in Respect of the Servicer.
                         --------------------------

          The Servicer shall afford the Depositor, the Insurer and the Trustee, without charge but only upon reasonable notice and during normal business hours, access to all records and documentation in the Servicer's possession regarding the Mortgage Loans and to all accounts, insurance policies and other matters in the Servicer's possession relating to this Agreement and access to officers of the Servicer responsible for its obligations hereunder. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer hereunder or otherwise.

          SECTION 3.06.  Trustee to Act as Servicer.
                         --------------------------

          In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be liable for losses of the Servicer pursuant to Section 3.07 hereof, obligated to make Monthly Advances if prohibited by applicable law, nor to effectuate repurchases or substitutions of Mortgage Loans hereunder as substitute Servicer, including pursuant to Section 2.04 hereof and except that the Trustee makes no representations and warranties hereunder, including pursuant to Section 2.04 hereof). If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee (or any other successor servicer) shall succeed to any rights and obligations of the Servicer under any Sub-Servicing Agreement and shall be deemed to have assumed the Servicer's interest therein; provided, however, that the Servicer shall not thereby be relieved of any liability or obligations under this Agreement, any Sub-Servicing or substitute servicing agreement arising prior to the date of such succession.

          The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of servicing to the assuming party.

          SECTION 3.07.  Collection of Mortgage Loan Payments.
                         ------------------------------------

          The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans held in its own portfolio and serviced by the Servicer. Consistent with the foregoing, the Servicer may in its discretion (a) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (b) only upon determining that the coverage of such Mortgage Loan by any related Primary Mortgage Insurance Policy will not be affected, extend the due dates for payments due on a Mortgage Note for a period not greater than 270 days, but in no event beyond the maturity date of any Mortgage Loan. In the event of any such arrangement described in clause
(b) of the preceding sentence, the Servicer shall continue to make timely Monthly Advances on the related Mortgage Loan, pursuant to and in accordance with Section 5.01 of this Agreement (but subject to any limitations contained therein), during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

          The Servicer shall establish and maintain, in its name on behalf of the Certificateholders and the Insurer, the Custodial Account. The Servicer shall deposit into the Custodial Account within two Business Days of receipt by the Servicer, or receipt from the Sub-Servicers except as otherwise specifically provided herein, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal of and interest and any other payments on the Mortgage Loans due on or before the Cut-off Date):

               (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

               (ii)  all payments on account of interest on the Mortgage Loans;

               (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, net of Liquidation Expenses, unpaid servicing compensation and unreimbursed Monthly Advances;

               (iv)  all Monthly Advances made by the Servicer pursuant to
     Section 5.01 hereof;

               (v) any amount of any losses required to be deposited by the Servicer pursuant to the second succeeding paragraph of this Section 3.07 in connection with any losses on Eligible Investments;

               (vi) any amounts required to be deposited by the Servicer pursuant to Section 3.11 hereof;

               (vii) all proceeds of any purchase by the Seller or the Servicer, as the case may be, of any Mortgage Loans or property acquired in respect of the Mortgage Loans pursuant to Sections 2.01, 2.02, 2.04, 3.12,
     3.21 or 10.01 hereof and all amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans pursuant to Sections 2.01, 2.02 or 2.04 hereof; and

               (viii) any other amounts required to be deposited in the Custodial Account pursuant to this Agreement including, without limitation, the amounts required to be deposited therein pursuant to Section 3.13 hereof.

          The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, fees or premiums, late payment charges, assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise, if collected, need not be remitted or deposited into the Custodial Account by the Servicer. In the event that the Servicer shall remit or deposit any amount not required to be remitted or deposited and not otherwise subject to withdrawal pursuant to Section 3.09 hereof, it may at any time withdraw such amount from the Custodial Account on the following Distribution Date, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officers' Certificate to the Trustee which describes the amounts deposited in error in the Custodial Account. All funds deposited in the Custodial Account shall be held by the Servicer in trust for the Certificateholders and the Insurer until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Custodial Account at the direction of the Servicer.

          The Servicer shall invest the funds in the Custodial Account in Eligible Investments, which shall mature not later than the second Business Day preceding the Distribution Date following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Custodial Account, then such Eligible Investment shall mature not later than such Distribution Date). All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and the Insurer (in its capacity as such) or its nominee. All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains not paid to the Servicer incurred in respect of any such investments shall be remitted to the Trustee or deposited in the Custodial Account out of the Servicer's own funds promptly following the date that same are realized.

          The Servicer shall promptly give notice to the Trustee, the Rating Agencies, the Insurer and the Depositor of the location of the Custodial Account and of any change thereof.

          SECTION 3.08.  Collection of Taxes, Assessments and
                         ------------------------------------
                         Similar Items; Escrow Accounts.
                         ------------------------------

          In addition to the Custodial Account, the Servicer shall establish and maintain one or more custodial accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments and hazard insurance premiums or comparable items for the account of the Mortgagors. Escrow Accounts shall be Eligible Accounts.

          Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums or Primary Mortgage Insurance Policy premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer pursuant to Sections 3.10 hereof (with respect to the Primary Mortgage Insurance Policy) and
3.08 hereof (with respect to taxes and assessments) and 3.11 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 10.01 hereof. As part of its servicing duties, the Servicer shall, and the Sub-Servicers shall, pursuant to any Sub-Servicing Agreement, be required to, pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

          The Servicer shall, with respect to each Mortgage Loan, to the extent any related Sub-Servicer does not do so, advance the payments referred to in the preceding paragraph that are not timely paid by the Mortgagors; provided, however, that the Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise of the related Mortgage Loan; and provided further, that such payments shall be advanced when the tax, premium or other cost for which such payment is intended is due.

          SECTION 3.09.  Permitted Withdrawals from the Custodial Account.
                         ------------------------------------------------

          The Servicer may (and, with respect to clauses (e) and (g) below, shall), from time to time, direct the Trustee to make, and the Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Custodial Account for the following purposes:

               (a) to pay to the Servicer as additional servicing compensation, earnings on or investment income with respect to funds in the Custodial Account credited to the Custodial Account;

               (b) to reimburse the Servicer for advances made pursuant to Sections 3.01, 3.10, 3.13, 5.01 and 5.02 hereof, such right of reimbursement pursuant to this subclause (b) being limited to amounts received in respect of the particular Mortgage Loan (including, for this purpose, Insurance Proceeds, Liquidation Proceeds, amounts representing proceeds of other insurance policies, if any, covering the related Mortgaged Property, rental and other income from REO Property and proceeds of any purchase or repurchase of the related Mortgage Loan);

               (c) to reimburse the Servicer for any Nonrecoverable Advances;

               (d) to reimburse the Servicer from Liquidation Proceeds for Liquidation Expenses and, to the extent that Liquidation Proceeds after such reimbursement are in excess of the Principal Balance of the related Mortgage Loan together with accrued and unpaid interest thereon at a rate equal to the sum of the Net Mortgage Rate and the Trustee Fee Rate, to pay out of such excess the amount of any unpaid servicing compensation with respect to the related Mortgage Loan to the Servicer, which may include any unpaid servicing compensation to the Sub-Servicer (for disbursement in accordance with Section 3.16 hereof);

               (e) to pay to the Seller or the Servicer, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.01, 2.02, 2.04 or 3.12 hereof all amounts received thereon and not taken into account in determining the Purchase Price of such repurchased Mortgage Loan;

               (f) to reimburse the Servicer or the Depositor for expenses incurred by and reimbursable to the Servicer or the Depositor pursuant to
     Section 7.03 hereof;

               (g) to withdraw any amount deposited in the Custodial Account pursuant to Section 3.07 and not required to be deposited therein; and

               (h) to clear and terminate the Custodial Account upon termination of this Agreement pursuant to Section 10.01 hereof.

          The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (a), (b), (c),
(d), (e) and (f). The Servicer may apply Liquidation Proceeds and Insurance Proceeds received with respect to a particular Mortgage Loan to reimbursements permitted by clauses (b), (c) and (d) above in any order as the Servicer deems appropriate.

          On or prior to the second Business Day preceding each Distribution Date after payment of items (a) through (h) above, the Servicer shall withdraw from the Custodial Account and remit to the Trustee, in immediately available funds, and the Trustee, upon receipt thereof, shall deposit in the Certificate Account, an amount equal to the sum of the Available Distribution Amount, the Trustee Fee, the Servicing Fee and the Insurer Premium for such Distribution Date.

          SECTION 3.10.  Maintenance of Primary Mortgage Insurance Policies;
                         ---------------------------------------------------
                         Collections Thereunder.
                         ----------------------

          The Servicer shall not take, or permit any Sub-Servicer to take, any action that would result in loss of coverage under any applicable Primary Mortgage Insurance Policy for any loss which, but for the actions of the Servicer or Sub-Servicer, would have been covered thereunder. The Servicer shall use its best reasonable efforts to cause such Sub-Servicer to keep in full force and effect each Primary Mortgage Insurance Policy applicable to a Mortgage Loan being serviced by it, until the principal balance of the related Mortgage Loan, in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, is reduced to (a) 80% or less of the Appraised Value or (b) 80% or less of its current value based on a new appraisal. The Servicer agrees to pay to the extent the related Sub-Servicer does not do so, the premiums for each Primary Mortgage Insurance Policy on a timely basis and shall use its best reasonable efforts to cause itself or the Sub-Servicer to be named as loss payee. In the event that the insurer under any Primary Mortgage Insurance Policy shall cease to be qualified to transact a mortgage guaranty insurance business under the laws of the state of its organization or any other state that has jurisdiction over such insurer (or if such insurer's claims-paying ability shall adversely affect the rating on the Class A Certificates) or such Primary Mortgage Insurance Policy is cancelled or terminated for any reason, the Servicer shall exercise its best reasonable efforts to obtain, or to cause the related Sub-Servicer to obtain, from another Qualified Insurer, a replacement policy comparable to such Primary Mortgage Insurance Policy at the expense of the Mortgagor. The Servicer shall not consent to the cancellation or refusal to renew any such Primary Mortgage Insurance Policy applicable to any Mortgage Loan, which is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such cancelled or non-renewed policy is maintained with an insurer with a rating not lower than the insurer issuing the Primary Mortgage Insurance Policy in effect at the date of the initial issuance of the Certificates or whose claims-paying will not adversely affect the rating on the Class A Certificates or unless any such cancellation or refusal, or consent thereto, will not adversely affect the rating on the Class A Certificates. In connection with any assumption and modification agreement entered into by the Servicer or a Sub-Servicer pursuant to Section 3.12, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy, as provided above.

          In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Trustee for the benefit of the Certificateholders and the Insurer, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07 hereof, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.09 hereof.

          SECTION 3.11.  Maintenance of Hazard Insurance and Other Insurance.
                         ----------------------------------------------------

          The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of improvements securing such Mortgage Loan or its Principal Balance, whichever is less.

          Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause complying in all material respects in form and substance to applicable FNMA guidelines. The Servicer shall cause to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, liability insurance and, to the extent described below, flood insurance. Pursuant to Section 3.07 hereof, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the terms of the applicable Mortgage or the Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

          Any cost incurred by the Servicer or the related Sub-Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.09 hereof. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area, the Servicer shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Principal Balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which such Mortgaged Property is located is participating in such program.

          In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.11, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers, and provided that the provider of such blanket policy is rated by A.M. Best Company A:V or higher and the claims-paying ability of such provider is rated in one of the three highest rating categories by at least one nationally recognized statistical rating organization. If such policy contains a deductible clause, the Servicer shall, to the extent that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.11 and there shall have been a loss that would have been covered by such policy, remit to the Trustee for deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause, accompanied by an Officers' Certificate describing the calculation of such amount. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

          SECTION 3.12.  Enforcement of Due-On-Sale Clauses;
                         -----------------------------------
                         Assumption Agreements.
                         ---------------------

          (a) Except as otherwise provided in this Section 3.12(a), when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall, to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. In the event that the Servicer or the related Sub-Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any

Required Insurance Policy would be adversely affected, the Servicer is authorized, subject to Section 3.12(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.12(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.12(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing, for any reason whatsoever.

          (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.12(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, if an assumption is permitted under Section 3.12(a) and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage held for the benefit of the Certificateholders and the Insurer that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall deliver or cause to be delivered to the Trustee for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Servicer shall also deliver or cause to be delivered to the Trustee with the foregoing documents a letter explaining the nature of such documents and the reason or reasons why the Trustee's signature is required.

          With such letter, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer certifying that: (i) a Servicing Officer has examined and approved such documents as to form and substance, (ii) the Trustee's execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (iii) any required consents of insurers under any Required Insurance Policies have been obtained and (iv) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof or, if the Mortgage Loan provided that the amortization period on which the Monthly Payments were based was a longer period, such period has not been extended, (D) the interest rate on the Mortgage Loan will not be altered nor will the term of the Mortgage Loan be increased as a result of such assumption or transfer and
(E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the Servicer used the same underwriting standards in evaluating the creditworthiness of the purchaser/transferee as were used in making the original Mortgage Loan, and such release will not (based on the Servicer's good faith determination) adversely affect the collectibility of the Mortgage Loan. Upon receipt of such certificate, the Trustee for the benefit of the Certificateholders and the Insurer shall execute any necessary instruments for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee for the benefit of the Certificateholders and the Insurer and deposited with the Trustee Mortgage File for such Mortgage Loan. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

          In the event that the Servicer, in connection with any such assumption or modification agreement or supplement to the Mortgage Note, is unable to deliver the certificate of the Servicing Officer set forth above, the Servicer shall purchase, or cause the related Sub-Servicer to purchase the related Mortgage Loan in the manner, and at the Purchase Price, set forth in Section
2.04 hereof.

          SECTION 3.13.  Realization Upon Defaulted Mortgage Loans.
                         -----------------------------------------

          The Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which, in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to Section 3.01 hereof. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and for its own portfolio and as are in accordance with the requirements of the insurer under any Required Insurance Policy and shall deliver to the Insurer a liquidation report with respect to the related Mortgage Loan on the form of report customarily prepared by the Servicer. The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine in its sole discretion that such expenses will be recoverable to it as Liquidation Expenses either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.09 hereof) or through Insurance Proceeds (respecting which it shall have similar priority). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.09 hereof.

          In the event that any Mortgaged Property becomes an REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders and the Insurer, or its nominee, on behalf of the Certificateholders and the Insurer. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders and the Insurer, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer, the Insurer and the Certificateholders for the period prior to the sale of such REO Property on such terms and conditions and for such periods as the Servicer deems to be in the best interest of the Servicer, the Insurer and the Certificateholders.

          The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding on behalf of the Certificateholders and the Insurer, net of reimbursement to the Servicer for expenses incurred (including any taxes) in connection with such management, advances made by the Servicer pursuant to Sections 3.01, 3.11, 3.13 or 5.01 in connection with the related Mortgage Loan or REO Property and Liquidation Expenses incurred by the Servicer in connection with the related Mortgage Loan, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal of and interest on the related Mortgage Notes and shall be deposited into the Custodial Account.

          Prior to obtaining or causing the Trustee to obtain a deed as a result of or in lieu of foreclosure, or otherwise acquiring (or causing the Trustee to acquire) possession of or title to any Mortgaged Property, if the Servicer determines that obtaining a deed or otherwise acquiring title or possession of such Mortgaged Property would likely subject the Servicer, the Trustee or the Trust Fund to substantial liability in respect of environmental conditions concerning the Mortgaged Property, (a) the Servicer shall (i) notify the Trustee and the Depositor of such determination and (ii) refrain from obtaining or directing the Trustee to obtain a deed as a result of or in lieu of foreclosure or otherwise acquiring title or possession to such Mortgaged Property and (b) the obligations of the Servicer to make advances, including, without limitation, Monthly Advances, in connection with the Mortgage Loan in question shall cease as of the date that the Servicer makes such determination.

          SECTION 3.14.  Trustee to Cooperate; Release of Trustee Mortgage
                         -------------------------------------------------
Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, and upon notification by the Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account have been or will be so deposited) of a Servicing Officer and a Request for Release of the Trustee Mortgage File in the form of Exhibit G hereto the Trustee shall promptly release the related Trustee Mortgage File to the Servicer, and the Trustee shall execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, and, in each case, such other documents or instruments as may be reasonably required in connection therewith, as directed by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the

Servicer to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account but shall be paid by the Servicer. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including, without limitation, for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions poliurposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the Servicer and the delivery to the Trustee of a Request for Release signed by a Servicing Officer, in the form of Exhibit G hereto, release the Trustee Mortgage File to the Servicer. If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property, the Servicer shall deliver to the Depositor or the Trustee, for signature as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity, together with a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee. A Servicing Officer shall certify as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate the insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage except for the termination of such lien upon completion of the foreclosure.

          SECTION 3.15.  Documents, Records and Funds in Possession of Servicer
                         ------------------------------------------------------
     to be Held for the Depositor and the Trustee for the Benefit of the
     -------------------------------------------------------------------
     Certificateholders.
     ------------------

          Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee to the extent required by this Agreement all documents and instruments coming into the possession of the Servicer from time to time and shall account fully to the Trustee for the benefit of the Certificateholders and the Insurer for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Servicer Mortgage Files or Trustee Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including but not limited to, any funds on deposit in the Custodial Account, shall be held by the Servicer for and on behalf of the Depositor, the Trustee for the benefit of the Certificateholders and the Insurer and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Servicer Mortgage File or Trustee Mortgage File or any funds that are deposited in the Custodial Account or any Servicing or Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Servicer Mortgage File or Trustee Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement subject to the terms of this Agreement.

          SECTION 3.16.  Servicing Compensation.
                         ----------------------

          As compensation for its activities hereunder, the Servicer shall be entitled to retain from the Custodial Account or withdraw from the Custodial Account the amounts specified in subclause (a) of Section 3.09 hereof as payable to it.

          Additional servicing compensation in the form of prepayment penalties, fees or premiums, assumption fees, modification fees, late payment charges or otherwise or any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account pursuant to Section 3.07 hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for Primary Mortgage Insurance Policies, to the extent such premiums are not required to be paid or have not been paid by the related Mortgagor or the related Sub-Servicer, payment of any premiums for hazard insurance, as required by Section 3.11 hereof and maintenance of the other forms of insurance coverage required by Section
3.11 hereof) the payment of servicing compensation to any Sub-Servicers pursuant to any Sub-Servicing Agreement and the payment of the expenses of the Trustee to the extent provided in Section 9.05, and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.09, 3.13 and 5.03 hereof.

          SECTION 3.17.  Reports to the Depositor; Account Statements.
                         --------------------------------------------

          Within five Business Days following each Distribution Date, the Servicer shall deliver to the Trustee, the Insurer and the Depositor a statement setting forth the status of the Custodial Account, if any, as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account, if any, for each category of deposit specified in Section 3.07 hereof and each category of withdrawal specified in Section 3.09 hereof. The Servicer shall forward a copy of such statement to the Rating Agencies. Within ten Business Days following each Distribution Date, the Trustee shall deliver to the Depositor and the Insurer a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Certificate Account. The Trustee shall forward a copy of such statement to the Rating Agencies.

          SECTION 3.18.  Annual Statement as to Compliance.
                         ---------------------------------

          The Servicer shall deliver to the Depositor, the Insurer and the Trustee on or before January 31 of each year, commencing January 31, 1999, an Officers' Certificate stating, as to each signer thereof, that (a) a review of the activities of the Servicer during the year ended on the preceding September 30 and of the performance of the Servicer under this Agreement has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (c) a Servicing Officer has conducted an examination of the activities of each Sub-Servicer during the immediately preceding year and its performance under any Sub-Servicing Agreement, and (d) to the best of such Servicing Officer's knowledge, based on such examination, each Sub-Servicer has performed and fulfilled its duties, responsibilities and obligations under such Sub-Servicing Agreement in all material respects throughout such year, or if there has been a default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof. The Servicer shall forward a copy of each such statement to the Rating Agencies.

          SECTION 3.19.  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
                         Report.
                         ------

          On or before January 31 of each year, beginning with the first January 31 that occurs at least six months after the Cut-off Date, the Servicer, at its expense, shall cause a firm of independent public accounts that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Insurer and the Trustee for the benefit of the Certificateholders to the effect that such firm has examined certain documents substantially similar to this Agreement and records relating to the servicing of mortgage loans serviced by the Servicer or any successor servicer that are substantially similar to the Mortgage Loans and that, on the basis of an examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report. In rendering such statement such firm may rely, as to matters relating to direct servicing of Mortgage Loans by Sub-Servicers, if any, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accounts with respect to the related Sub-Servicer. The Servicer shall forward a copy of each such report to the Rating Agencies.

          SECTION 3.20.  Reports to Trustee.
                         ------------------

          On or before the third Business Day prior to each Distribution Date, the Servicer shall deliver to the Trustee and the Insurer a monthly Servicing Report containing the information set forth in Section 4.04(a) and the Servicer shall notify the Trustee of the Deficiency Amount, if any, with respect to such Distribution Date. The Trustee may conclusively rely on information provided by the Servicer and shall have no obligation to recompute, recalculate, or verify the accuracy of such information.

          SECTION 3.21.  Converted Mortgage Loans; Certain Procedures and
                         ------------------------------------------------
                         Purchases.
                         ---------

          (a) The Trustee, as Note Holder (as defined in the Mortgage Notes for the Mortgage Loans) on behalf of the Certificateholders and the Insurer is hereby authorized and hereby authorizes and directs the Servicer, on behalf of the Note Holder, to determine fixed interest rates into which Mortgagors under Convertible Mortgage Loans may convert the adjustable interest rates on their Mortgage Notes in accordance with the terms set forth in such Mortgage Notes. The Servicer agrees to make such determinations and otherwise administer the program contemplated in the Mortgage Notes for the Convertible Mortgage Loans until the later to occur of (i) the date on which all the Convertible Mortgage Loans have become Converted Mortgage Loans, and (ii) the last date on which Mortgagors have the option to convert the adjustable interest rates on their Mortgage Notes to fixed interest rates.

          (b) The Servicer may, but is not obligated to, purchase such Converting Mortgage Loan. All amounts paid by the Servicer in connection with the purchase of a Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, will be deposited in the Custodial Account. No party to this Agreement or any successor to any party shall be required to purchase any Converted or Converting Mortgage Loan.

          (c) Notwithstanding that a Mortgage Loan becomes a Converting Mortgage Loan or Converted Mortgage Loan in any month, such Converting Mortgage Loan or Converted Mortgage Loan shall remain in the Trust Fund and all payments in respect thereof shall remain in the Trust Fund unless and until such Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, is purchased by the Servicer, pursuant to Section 3.21(b).

          (d) Upon any purchase of a Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, by the Servicer pursuant to Section 3.21(b) and the deposit in the Custodial Account of the Purchase Pri cause any Custodian to release, the related Mortgage File and convey such Mortgage Loan to the purchaser whereupon such purchased Converted Mortgage Loan shall cease to be part of the Trust Fund.


                                   ARTICLE IV

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

          SECTION 4.01.  Certificate Account.
                         -------------------

          The Trustee shall establish, prior to the Delivery Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Certificate Account, which shall be an Eligible Account, into which the Trustee upon receipt from the

Servicer shall deposit all payments remitted by the Servicer and any amounts required to be remitted by the Depositor pursuant to the terms hereof. All distributions to be made from time to time to Holders of interests in the Trust Fund out of funds in the Certificate Account shall be made by or on behalf of the Trustee. The Trustee will give notice to the Servicer, the Rating Agencies, the Insurer and the Depositor of the location of the Certificate Account and of any change thereof, prior to the use thereof. Funds held in the Certificate Account and delivered to the Trustee earlier than one Business Day prior to the next Distribution Date shall be invested by the Trustee in Eligible Investments as directed by the Servicer or shall remain uninvested. All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at the Servicer's direction from time to time. The amount of any losses net of any gains not paid to the Servicer incurred in respect of any such investments shall be deposited in the Certificate Account out of the Servicer's own funds immediately as realized.

          In addition, the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to make the Insured Payment on each Distribution Date to the extent received from the Insurer.

          The Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Certificate Account for the following purposes:

          (i) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

          (ii) to reimburse the Servicer for any unreimbursed Nonrecoverable Advance;

          (iii)  to make required distributions pursuant to Section 4.02; and

          (iv) to pay to the Depositor any amount to which it is entitled pursuant to Section 7.03.

          SECTION 4.02.  Distributions.
                         -------------

          (a) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Certificate Account and distributed to the holders of the Class R-I Certificates, as the case may be:

          (i) to the Holders of REMIC Regular Interests, in an amount equal to
          (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

          (ii) on each Distribution Date, to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):

          (x) first, to the Holders of the REMIC I Regular Interests I-LT2-I, REMIC I Regular Interests I-LT3-I and REMIC I Regular Interests I-LT4-I, respectively, the Class I-LT2-I Principal Distribution Amount, the Class I-LT3-I Principal Distribution Amount, and the Class I-LT4-I Principal Distribution Amount from such remainder;

          (y) second, to the Holders of the REMIC I Regular Interests I-LT1-I, any remaining portion of such remainder.

          (b) On each Distribution Date the Trustee shall apply amounts in the Certificate Account plus the Insured Payment, if any, transferred from the Insurance Account and payable to the Class A Certificateholders in accordance with Section 4.06, to pay the following amounts in the following order of priority:

          (i)  to pay to the Insurer, the Insurer Premium;

          (ii) to pay to itself on each Distribution Date an amount equal to the Principal Balance of each Mortgage Loan immediately prior such Distribution Date multiplied by one-twelfth of the Trustee Fee Rate;

          (iii) to pay to the Servicer, on any Distribution Date, the Servicing Fee due on such Distribution Date, if the Servicer has remitted prior to the related Distribution Date funds directly to the Trustee for deposit in the Certificate Account;

          (iv) to pay to the Insurer the amount of Cumulative Insurance Payments as of such Distribution Date;

          (v) to the holders of the Class A Certificates, the Class A Interest Distribution Amount and the Class A Cumulative Interest Shortfall Amount for which no Insured Payment has been previously paid to the Class A Certificateholders;

          (vi) to the holders of the Class A Certificates, to the extent of the Available Distribution Amount remaining, the Class A Principal Distribution Amount; and

          (vii) to the holders of the Class S Certificates, to the extent of the Available Distribution Amount remaining, the Class S Interest Distribution Amount and the Class S Cumulative Interest Shortfall Amount; and

          (v) to the holders of the Class R-II Certificates, the balance, if any, of the Available Distribution Amount.

          (c) Within five Business Days before the related Distribution Date, the Servicer shall notify the Trustee of the amounts, if any, payable to the Insurer pursuant to Sections 4.02(b)(iv).

          (d) The Servicer shall be responsible for the calculations with respect to distributions from the Certificate Account so long as the Trust Fund has not been terminated in accordance with this Agreement. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the immediately preceding Record Date, except for the final distribution, which shall be made as provided in the form of Certificate. All distributions made to the Certificateholders shall be based upon the Percentage Interest represented by their respective Certificates. If on any Determination Date, the Trustee determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee shall promptly send the final distribution notice to each Certificateholder specifying the manner in which the final distribution will be made.

          (e) Any Certificateholder shall be entitled to receive distributions hereunder on a Distribution Date (other than as provided in Section 10.02 respecting the final distribution) by wire transfer to the account specified in writing by the Certificateholder to the Trustee if the Initial Certificate Principal Balance evidenced by such Holder's Certificate is at least equal to $2,500,000 or the Percentage Interest thereof is 100%. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date on which wire transfers will commence.
All other distributions shall be made by check payable to the Certificateholder mailed by first class mail to the address of such Certificateholder reflected in the Certificate Register.

          SECTION 4.03.  Allocation of Realized Losses.
                         -----------------------------

          Prior to each Distribution Date, the Servicer shall determine the total of Realized Losses, if any, incurred with respect to the Mortgage Loans during the previous Prepayment Period. On each Distribution Date, Realized Losses will be allocated after the distribution of principal and interest on such Distribution Date; provided, however, that if the Certificate Principal Balance of any Class of Certificates would be reduced to zero as a result of Realized Losses to be allocated on such Distribution Date if no funds were available for distributions on the Certificates, then Realized Losses will be allocated to such Class prior to the distribution of principal and interest. In every case, such Realized Losses shall be allocated as follows:

               (a) first, by application of clause (vi) of the definition of Class A Principal Distribution Amount, to the Class S Interest Distribution Amount for the related Distribution Date; second, to any Class S Cumulative Interest Shortfall Amount; and third, to the Class A Certificates. All such allocations to a Class of Certificates shall be on a pro rata basis in accordance with the shortfall amount or distribution amount, as applicable, for each Certificate of such Class.

               (b) All Realized Losses on the Mortgage Loans shall be allocated to the REMIC I Regular Interests in accordance with the definition of REMIC I Realized Losses.

          SECTION 4.04.  Monthly Statements to Certificateholders.
                         ----------------------------------------

          (a) Not later than each Distribution Date, the Servicer shall prepare and the Trustee shall cause to be forwarded by mail to each Certificateholder, the Servicer, the Insurer, the Depositor and the Rating Agencies a statement setting forth:

               (i) the amount of such distribution representing principal of the Mortgage Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, and the portion of such distribution, if any, representing a Monthly Advance of principal and the Certificate Principal Balance of the Class A Certificates after giving effect to such distributions;

               (ii) the amount of such distribution representing interest on the Mortgage Loans and the portion of such distribution, if any, representing a Monthly Advance of interest;

               (iii) the aggregate Principal Balances of the Mortgage Loans as of the close of business on such Distribution Date and the amount of Principal Prepayments received during the immediately preceding Prepayment Period;

               (iv) the related amount of the Servicing Fees retained or withdrawn from the Custodial Account or the Certificate Account;

                (v) the amount of Monthly Advances paid by the Servicer;

               (vi) the number and aggregate principal amounts of Mortgage Loans
     (A) delinquent (1) one month, (2) two months, (3) three months or more and
     (B) in foreclosure and (C) in bankruptcy;

               (vii) the book value (within the meaning of 12 C.F.R. (S) 571.13 or comparable provision) of any REO Property;

               (viii) the respective amounts, if any, of Realized Losses allocated to the respective Classes of Certificates with respect to such Distribution Date;

               (ix) all Monthly Advances recovered during the related Due
     Period;

               (x) the amount of any tax imposed on a "prohibited transaction" of the Trust Fund as defined in Section 860F of the Code during the related Due Period;

               (xi) the amount of any reduction in Certificate Principal Balance, cumulative interest shortfall amount or interest distribution amount for any Class attributable to the application of Realized Losses thereto on such Distribution Date;

               (xii) the amount of any Insured Payment made on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(c) and the amount of Cumulative Insurance Payments after giving effect to any such Insured Payment or any such reimbursement payment to the Insurer;

               (xiii) the Certificate Rate on the Class A Certificates for such Distribution Date;

               (xiv) the aggregate principal balance of all Converting Mortgage Loans and Converted Mortgage Loans, as the case may be, purchased by the Servicer pursuant to Section 3.21, the proceeds of which are being distributed on such Distribution Date and the aggregate principal balance of all Converted Mortgage Loans which have not been so purchased pursuant to Section 3.21;

                (xv) the Rolling Three Month Delinquency Percentage; and

               (xvi) cumulative Realized Losses since the Delivery Date and for the three year period commencing on the Delivery Date.

          (b) Upon reasonable advance notice in writing, if required by federal regulation, the Trustee will provide to each Certificateholder that is a savings association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates and the Servicer shall cooperate with the Trustee in providing such information; provided, however, that the Trustee shall be entitled to be reimbursed by each such Certificateholder for the Trustee's actual expenses incurred in providing such reports and access. The Trustee will provide to any Certificateholder upon request the outstanding Certificate Principal Balance as of such dates and, if then known by the Trustee, the outstanding Certificate Principal Balances after giving effect to any distribution to be made on the next following Distribution Date.

          SECTION 4.05.  Prepayment Interest Shortfalls and Relief Act
                         ---------------------------------------------
                         Shortfalls.
                         ----------

          Prepayment Interest Shortfalls resulting from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls will be applied first, to reduce the Class A Interest Distribution Amount payable on the related Distribution Date as set forth in the definition of the Class A Interest Distribution Amount and second, to reduce the Class S Interest Distribution Amount payable on the related Distribution Date, in respect of such Mortgage Loan.

          SECTION 4.06.  The Policy.
                         ----------

          (a) If the Servicer determines that the Deficiency Amount is greater than zero with respect to any Distribution Date, the Trustee shall complete the notice in the Form of Exhibit A to the Policy (the "Notice") and submit such Notice in accordance with the Policy to the Insurer no later than 12:00 P.M., New York City time, on the third Business Day immediately preceding each Distribution Date, as a claim for an Insured Payment in an amount equal to such Deficiency Amount.

          (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Payment from the Insurer on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Payment in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Payment then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions to be made to the Class A Certificateholders on such Distribution Date, as distributions of interest and principal, respectively.

          (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Payment from the Insurer and (ii) distribute such Insured Payment to such Class A Certificateholders as set forth in subsection
(b) above. Insured Payments disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Class A Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Class A Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.


                                   ARTICLE V

                                    ADVANCES

          SECTION 5.01.  Monthly Advances by the Servicer.
                         --------------------------------

          Subject to the conditions of this Article V, the Servicer, as required below, shall make a Monthly Advance to the Certificate Account maintained by the Trustee, in the amount, if any, of the aggregate Monthly Payments less Prepayment Interest Shortfalls and Relief Act Shortfalls, after adjustment of the interest portion of each such Monthly Payment to the Mortgage Rate less the applicable Servicing Fee Rate, on the Mortgage Loans that were due on the Due Date but that were not received and remitted to the Certificate Account on or prior to the Servicer Advance Date. The Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance, in the good faith judgment of the Servicer, will be recoverable by the Servicer from Insurance Proceeds, Liquidation Proceeds (less Liquidation Expenses), or otherwise on the related Mortgage Loan.

          On the Determination Date immediately preceding the related Distribution Date, the Servicer shall determine whether and to what extent any Mortgagor has failed to make any Monthly Payment due on the Due Date and whether such deficiencies, if advanced by the Servicer, would be recoverable by the Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses). If the Servicer shall have determined that it is not obligated to make the entire Monthly Advance because all or a lesser portion of such Monthly Advance would not be recoverable by the Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses), the Servicer shall deliver to the Trustee, not less than two Business Days prior to the related Distribution Date, for the benefit of the Certificateholders and the Insurer, an Officers' Certificate setting forth the reasons for such determination.

          In lieu of making all or a portion of any Monthly Advance, the Servicer may cause to be made an appropriate entry in its records relating to the Custodial Account that funds in such account, including but not limited to any amounts received in respect of scheduled principal and interest on any Mortgage due aailable Distribution Amount (less the amount of such Monthly Advance) for the related Distribution Date have been used by the Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Servicer by deposit, in the manner set forth above, in the Custodial Account no later than the Servicer Advance Date to the extent that funds in the Custodial Account on such date are less than the amounts required to be distributed on the related Distribution Date. The Servicer shall be entitled to be reimbursed from the Custodial Account for all Monthly Advances of its own funds made pursuant to this Section as provided in
Section 3.09.

          SECTION 5.02.  Advances for Attorneys' Fees.
                         ----------------------------

          The Servicer shall make advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee for the benefit of the Certificateholders and the Insurer is expected to receive a deed-in-lieu of foreclosure, unless the Servicer has made a good faith determination that such advances would not be recoverable from Insurance Proceeds or Liquidation Proceeds relating to the Mortgage Loan. If the Servicer shall make a good faith determination that such advances would not be so recoverable, the Servicer shall promptly deliver to the Trustee an Officers' Certificate setting forth the reasons for such determination. The Servicer shall be entitled to reimbursement for any such advance as provided in Section
3.09 hereof.

          SECTION 5.03.  Nonrecoverable Advances.
                         -----------------------

          The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officers' Certificate of the Servicer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee's receipt of the Officers' Certificate, the Servicer shall be entitled to reimbursement for such Nonrecoverable Advance as provided in
Section 3.09 hereof.

          SECTION 5.04.  Advance Procedures.
                         ------------------

          (a) If, on any Determination Date, the Servicer determines to make a Monthly Advance in accordance with Section 5.01, it shall make such Monthly Advance on or before noon, St. Paul time, on the second Business Day prior to the related Distribution Date (the "Servicer Advance Date"). The Servicer shall notify the Trustee of the aggregate amount of Monthly Advances for a Distribution Date on or before three Business Days prior to such Distribution Date. Any such Monthly Advance shall be included with the distribution on the related Distribution Date pursuant to Section 4.02.

          (b) In the event that the Servicer fails to make a Monthly Advance required to be made pursuant to Section 5.01 on or before 3 p.m., St. Paul, Minnesota time, on the Servicer Advance Date, the Trustee shall on or before 12 noon, New York time on the next Business Day provide to the Servicer, by telecopy, written notice of such failure and the amount of such failure and that continuance of such failure for a period of one Business Day will be an Event of Default.


                                   ARTICLE VI

                                THE CERTIFICATES

          SECTION 6.01.  The Certificates.
                         ----------------

          The Certificates shall be in substantially the forms set forth in Exhibits A, B and C hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The Class A Certificates will be in fully-registered form only in minimum denominations of $100,000 Certificate Principal Balance and integral multiples of $1,000 in excess thereof, provided that one Class A Certificate may be issued in such other amount as is required so that the aggregate of the Class A Certificate equals its aggregate Certificate Principal Balance. The Class S Certificates will be issued in fully-registered form only in minimum Percentage Interests of 20% and integral multiples thereof. The Class R-I and Class R-II Certificates will each be issuable only as a single Certificate.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 6.02.  Registration of Transfer and Exchange of Certificates.
                         -----------------------------------------------------

          (a) The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

          (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee set forth in Section 9.11. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

          (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (e) No transfer of any Class S or Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each certify to the Trustee in writing in the forms set forth in Exhibit H and
Exhibit I, respectively, the facts surrounding the transfer and (ii) the Depositor or the Trustee shall require an opinion of counsel reasonably satisfactory to the requesting party that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be required to be an expense of the Depositor or the Trustee. Neither the Depositor nor the Trustee is obligated to register or qualify any Class S or Class R Certificate under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificate or interest without registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt, or is not made in accordance with federal and state laws.

          (f) No transfer of a Class S or Class R Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using "plan assets" to effect such acquisition, unless the prospective transferee of a Certificateholder desiring to transfer its Certificate provides the Trustee with a certification as set forth in paragraph 6 of Exhibit I or an Opinion of Counsel which establishes to the reasonable satisfaction of the Depositor and the Trustee that the purchase and holding of a Class S or Class R Certificate by, on behalf of or with "plan assets" of such plan is permissible under applicable local law, would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability. The Trustee shall require that such prospective transferee certify to the Trustee in writing the facts establishing that such transferee is not such a plan and is not acting on behalf of or using "plan assets" of any such plan to effect such acquisition.

          (g) Additional restrictions on transfers of the Class R Certificates to Disqualified Organizations are set forth below:

               (i) Each Person who has or who acquires any ownership interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any ownership interest in a Class R Certificate shall be other than a Disqualified Organization and shall promptly notify the Trustee of any change or impending change in its status as other than a Disqualified Organization.

               (B) In connection with any proposed transfer of any ownership interest in a Class R Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the transfer of a Class R Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement" attached hereto as Exhibit J) from the proposed transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class R Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit K, from the Holder wishing to transfer a Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trustee has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class R Certificate to such proposed transferee shall be effected.

               (D) Each Person holding or acquiring any ownership interest in a Class R Certificate agrees, by holding or acquiring such ownership interest, (1) to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit K, and (2) to obtain the express written consent of the Servicer prior to any transfer of such ownership interest, which consent may be withheld in the Servicer's sole discretion.

               (ii) The Trustee shall register the transfer of any Class R Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

                (iii) (A) If any Disqualified Organization shall become a Holder of a Class R Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. If any non-U.S. Person shall become a Holder of a Class R Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                    (B) If any purported transferee of a Class R Certificate shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported transferee shall promptly endorse and deliver a Class R Certificate in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its affiliates), expenses and taxes due, if any, shall be remitted by the Servicer to such purported transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class R Certificate as a result of its exercise of such discretion.

               (iv) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is not other than a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

               (v) The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Servicer, provided that there shall have been delivered to the Trustee the following:

                    (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of the Certificates; and

                    (B) a certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or elimination of such provisions will not cause either REMIC to cease to qualify as a REMIC and will not create a risk that (i) the REMIC may be subject to an entity-level tax caused by the transfer of a Class R Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the transfer of applicable Class R Certificate to a Person which is not other than a Disqualified Organization.

               (vi) The following legend shall appear on each Class R
     Certificate:

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE Servicer AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN
     SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
     SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL

     CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (h) The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trustee shall not register the transfer of any Class R Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class R Certificate as set forth in this Section 6.02.

          SECTION 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
                         -------------------------------------------------

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer, the Insurer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.04.  Persons Deemed Owners.
                         ---------------------

          Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Trustee, and any agent of the Servicer, the Insurer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee, the Insurer nor any agent of the Servicer, the Insurer or the Trustee shall be affected by any notice to the contrary.

          SECTION 6.05.  Access to List of Certificateholders' Names and
                         -----------------------------------------------
                         Addresses.
                         ---------

          (a) If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and
(iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          (b) The Servicer, so long as it is the master servicer hereunder, shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trustee promptly upon the request of the Servicer.

          SECTION 6.06.  Maintenance of Office or Agency.
                         -------------------------------

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in St. Paul, Minnesota where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates the office described in Section 9.11 as its office for such purpose. The Trustee will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

          SECTION 6.07.  Book-Entry Certificates.
                         -----------------------

          Notwithstanding the foregoing, the Class A Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Class A Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder's interest in the Certificates, except as provided in Section 6.09. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

               (a) the provisions of this Section 6.07 shall be in full force and effect with respect to the Class A Certificates;

               (b) the Depositor and the Trustee may deal with the Clearing Agency for all purposes with respect to the Class A Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

               (c) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

               (d) the rights of the Beneficial Holders of the Class A Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Certificates to such Participants.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Class A Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to the Class A Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

          SECTION 6.08.  Notices to Clearing Agency.
                         --------------------------

          Whenever notice or other communication to the Holders of Class A Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Class A Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

          SECTION 6.09.  Definitive Certificates.
                         -----------------------

          If (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Class A Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of Class A Certificates evidencing not less than 66% of the aggregate Certificate Principal Balance of the Class A Certificates advise the Trustee in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to the Class A Certificates, the Trustee shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trustee of the such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.


                                  ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

          SECTION 7.01.  Liabilities of the Depositor and the Servicer.
                         ---------------------------------------------

          The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 7.02.  Merger or Consolidation of the
                         ------------------------------
                         Depositor or the Servicer.
                         -------------------------

          The Depositor and the Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

          Notwithstanding anything else in this Section 7.02 or in Section 7.04 hereof to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement (except for the obligation of the Servicer or Seller to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.01, 2.02 or 2.04 hereof, which shall remain with Chevy Chase hereunder); provided, however, that the Servicer gives the Depositor, the Insurer and the Trustee notice of such assignment; and provided further, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at leates and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement; and provided further, that each of the Rating Agencies acknowledge that its rating of the Certificates in effect immediately prior to such assignment and delegation or its rating of the risk undertaken by the Insurer with respect to the Policy will not be qualified or reduced as a result of such assignment and delegation. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

          SECTION 7.03.  Limitation on Liability of the Depositor, the Servicer
                         ------------------------------------------------------
                         and Others.
                         ----------

          Neither the Depositor, the Servicer, any Sub-Servicer nor any of the directors, officers, employees or agents of the Depositor, the Servicer or any Sub-Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer against any breach of representations or warranties made by it herein or protect the Depositor or the Servicer or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer, any Sub-Servicer and any director, officer, employee or agent of the Depositor, the Servicer or any Sub-Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer, any Sub-Servicer and any director, officer, employee or agent of the Depositor, the Servicer or any Sub-Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided that the foregoing indemnification by the Trust Fund shall be limited to amounts that would otherwise be distributable with respect to the Class S Certificates. Neither the Depositor, the Servicer nor any Sub-Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Depositor, the Servicer or any Sub-Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

          SECTION 7.04.  Servicer Not to Resign.
                         ----------------------

          The Servicer shall not resign from the obligations and duties imposed upon it hereunder except upon determination that such obligations and duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer under this Section 7.04 shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Insurer. The Servicer shall give notice of any proposed resignation to the Trustee, the Certificateholders, the Insurer and the Rating Agencies. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer acceptable to the Insurer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.02 hereof.

          SECTION 7.05.  Errors and Omissions Insurance; Fidelity Bonds.
                         ----------------------------------------------

          The Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

          SECTION 7.06.  Servicer May Own Certificates.
                         -----------------------------

          The Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Servicer.


                                  ARTICLE VIII

                                    DEFAULT

          SECTION 8.01.  Events of Default.
                         -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) any failure by the Servicer to remit to the Certificateholders, the Insurer or to the Trustee any payment other than a Monthly Advance required to be made by the Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee, the Insurer or the

     Depositor or to the Servicer, the Insurer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

               (b) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (except as set forth in (c) below) which failure (i) materially affects the rights of the Certificateholders or the Insurer and (ii) shall continue unremedied for a period of 60 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

               (c) if a representation or warranty set forth in Section 2.03 or
     2.04 hereof shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders or the Insurer, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured, or the affected Mortgage Loan shall not have been substituted for or repurchased, within 60 days after the date on which written notice thereof shall have been given to the Servicer and Seller by the Trustee for the benefit of the Certificateholders and the Insurer or by the Depositor; or

               (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

               (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (g) either Rating Agency shall lower or withdraw the outstanding rating of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of the Servicer is insufficient to maintain such outstanding rating; or

               (h) any failure of the Servicer to make any Monthly Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trustee pursuant to
     Section 5.04, which failure continues unremedied after 5 p.m., St. Paul, Minnesota time, on the Business Day immediately preceding the Distribution Date; or

                (i) a Servicer Trigger Event occurs.

          If an Event of Default due to the actions or inaction of the Servicer described in clauses (a) through (g) or (i) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall at the direction of the Insurer (unless an Insurer Default is continuing) or, if so directed by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Servicer (with the prior written consent of the Insurer and with a copy to the Rating Agencies), terminate all of the rights and obligations of the Servicer under this (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09) provided, however, that unless an Insurer Default is continuing the successor
--------  -------
to the Servicer appointed pursuant to Section 7.02 shall be acceptable to the Insurer and shall have accepted the duties of Servicer effective upon the resignation of the Servicer.

          If an Event of Default described in clause (h) shall occur, the Trustee with the consent of the Insurer (which shall not be unreasonably withheld) shall, prior to the next Distribution Date, terminate the rights and obligations of the Servicer hereunder and succeed to the rights and obligations of the Servicer hereunder pursuant to Section 8.02, including the obligation to make Monthly Advances on such Distribution Date pursuant to the terms hereof.

          SECTION 8.02.  Trustee to Act; Appointment of Successor.
                         ----------------------------------------

          On and after the time the Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.06 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided that the Trustee shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Servicer and shall not effect any repurchases or substitutions of any Mortgage Loan. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the related Custodial Account if the Servicer had continued to act hereunder (except that the terminated Servicer shall retain the right to be reimbursed for advances (including, without limitation, Monthly Advances) theretofore made by the Servicer with respect to which it would be entitled to be reimbursed if it had not been so terminated as Servicer). Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with this Section 8.02, the Insurer may, and if the Insurer fails to the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to Monthly Advances), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Insurer, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer, provided that such successor to the Servicer shall not be deemed toepresentation or warranty as to any Mortgage Loan made by the Servicer. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it.

          The Servicer that has been terminated shall, at the request of the Trustee but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Sub-Servicing Agreement to the assuming party.

          The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans.

          Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or
(iii) deliver the Mortgage Loan to the Trustee as required by this Agreement, or
(b) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

          Any successor to the Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 7.05 hereof.

          SECTION 8.03.  Notification to Certificateholders.
                         ----------------------------------

          (a) Upon any termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Insurer, the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

          (b) Within 2 Business Days after the occurrence of any Event of Default, the Trustee shall transmit by mail to the Insurer and all Certificateholders and the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          SECTION 8.04.  Waiver of Events of Default.
                         ---------------------------

          The Insurer or the Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, with the written consent of the Insurer, which consent shall not be unreasonably withheld; provided, however, that (a) a
                                                  --------  -------
default or Event of Default under clause (i) of Section 8.01 may be waived, with the written consent of the Insurer, only by all of the Holders of Certificates affected by such default or Event of Default (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy) and (b) no waiver pursuant to this Section
8.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Insurer or the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default with the consent of the Insurer, which consent shall not be unreasonably withheld, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.



                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

          SECTION 9.01.  Duties of Trustee.
                         -----------------

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

               (a) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

               (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance;

               (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (d) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Except with respect to an Event of Default described in clause (a) of
Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from the Servicer, the Depositor or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

          The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

          SECTION 9.02.  Certain Matters Affecting the Trustee.
                         -------------------------------------

          (a) Except as otherwise provided in Section 9.01:

               (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

               (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Servicer in the event that such investigation relates to an Event of Default by the Servicer, if an Event of Default by the Servicer shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

               (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

               (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

               (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 9.03.  Trustee Not Liable for Certificates or Mortgage Loans.
                         -----------------------------------------------------

          The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Servicer.

          SECTION 9.04.  Trustee May Own Certificates.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 9.05.  Trustee's Fees and Expenses.
                         ---------------------------

          The Trustee shall pay to itself on each Distribution Date from amounts on deposit in the Certificate Account, an amount equal to the Trustee Fee in accordance with Section 4.02(b). Any amount payable to the Trustee on such Distribution Date in excess of such amount on deposit will be paid by the Servicer from its own funds. Any payment hereunder made by the Servicer to the Trustee, other than any amount to be paid from the Certificate Account pursuant to this Section 9.05, shall be paid from the Servicer's own funds, without reimbursement from the Trust Fund therefor.

          The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (a) incurred in connection with any legal action relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder and (b) resulting from the exercise of any power of attorney granted by the Trustee in accordance with this Agreement. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

          SECTION 9.06.  Eligibility Requirements for Trustee.
                         ------------------------------------

          The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and the Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody's and Standard & Poor's or such lower ratings as will not cause Moody's or Standard & Poor's to lower their then-current ratings of the Class A Certificates, acceptable to the Insurer, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

          SECTION 9.07.  Resignation and Removal of Trustee.
                         ----------------------------------

          The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor and the Insurer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee acceptable to the Insurer in accordance with Section 9.08 meeting the qualifications set forth in Section
9.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Insurer or, with the prior written consent of the Insurer, the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates with the prior written consent of the Insurer. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Servicer.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

          SECTION 9.08.  Successor Trustee.
                         -----------------

          Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and its appointment is acceptable to the Insurer and shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 9.09.  Merger or Consolidation of Trustee.
                         ----------------------------------

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 9.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (c) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 9.11.  Office of the Trustee.
                         ---------------------

          The office of the Trustee for purposes of receipt of notices and demands is 180 East Fifth Street, St. Paul, Minnesota 55101, Attn: Structured Finance/Chevy Chase 1997-CCB1.

          SECTION 9.12.  Tax Returns.
                         -----------

          The Servicer, upon request, will furnish the Trustee with all such information in the possession of the Servicer as may be reasonably required in connection with the preparation by the Trustee of all tax and information returns of the Trust Fund, and the Trustee shall sign such returns. The Servicer shall indemnify the Trustee for all reasonable costs, including legal fees, related to errors in such tax returns due to errors in information provided by the Servicer.

                                   ARTICLE X

                                  TERMINATION

          SECTION 10.01. Termination upon Liquidation or
                         -------------------------------
                         Repurchase of all Mortgage Loans.
                         --------------------------------

          The obligations and responsibilities of the Servicer, the Depositor and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

               (a) the repurchase by the Servicer, at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which repurchase right the Servicer may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and

               (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement.

          The Mortgage Loan Repurchase Price for any such Optional Termination of the Trust Fund shall be equal to the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Net Mortgage Rate and the Trustee Fee Rate with respect to each Mortgage Loan through the last day of the month of such repurchase, plus any sums on account of such Mortgage Loan that have been advanced by the Servicer and are reimbursable to the Servicer hereunder (including the Principal Balance of each Mortgage Loan that was secured by any REO Property) plus any amounts due the Insurer and the Insurance Agreement; provided, however, that if the Servicer shall so choose, the Servicer may remit the Mortgage Loan Repurchase Price net of advances that would otherwise be reimbursable to the Servicer and the Servicer would have no further entitlement to reimbursement for such advances. The Trustee shall give notice to the Insurer and the Rating Agencies of the Servicer's election to purchase the Mortgage Loans pursuant to this Section 10.01 and of the Optional Termination Date. No purchase pursuant to clause (a) is permitted if it would result in a draw on the Policy unless the Insurer consents.

          SECTION 10.02. Procedure Upon Optional Termination.
                         -----------------------------------

          (a) In case of any Optional Termination pursuant to Section 10.01, the Servicer shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee and the Insurer of such Optional Termination Date and of the applicable repurchase price of the Mortgage Loans to be repurchased.

          (b) Any repurchase of the Mortgage Loans by the Servicer shall be made on an Optional Termination Date by deposit of the applicable repurchase price into the Certificate Account, as applicable, before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers' Certificate of the Servicer certifying as to the deposit of such repurchase price into the Certificate Account, the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Servicer, execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Servicer, to vest title in the Servicer in the Mortgage Loans so repurchased and shall transfer or deliver to the Servicer the repurchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Servicer.

          (c) Notice of the Distribution Date on which the Servicer anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by the Servicer to the Trustee and the Insurer and by the Trustee by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

          (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

          SECTION 10.03. Additional Termination Requirements.
                         -----------------------------------

          (a) In the event the Servicer exercises its purchase option pursuant to Section 10.01, REMIC I or REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of REMIC I or REMIC II, as the case may be, to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the REMIC, as described in Section 860F of the Code, or (ii) cause REMIC I or REMIC II, as the case may be, to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (A) within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 10.02, the Holder of the Class R Certificates shall adopt a plan of complete liquidation of the REMIC; and

               (B) at or after the time of adoption of any such plan of complete liquidation for the REMIC at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

          (b) By its acceptance of a Class R Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate REMIC I or REMIC II.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          SECTION 11.01. Amendment.
                         ---------

          (a) This Agreement may be amended from time to time by the Depositor and the Trustee, with the consent of the Insurer but without the consent of any of the Certificateholders,

          (i) to cure any ambiguity,

          (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein,

          (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as two separate REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust Fund as two separate REMICs or adversely affect in any material respect the interests of any Certificateholder, or

          (iv) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event.

          (b) This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Insurer and the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) relating to optional termination of the Trust Fund or (v) modify the provisions of this Section 11.01.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agencies.

          SECTION 11.02. Recordation of Agreement; Counterparts.
                         --------------------------------------

          (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Servicer at its expense on direction of the Insurer or the Trustee, but only upon direction of the Insurer or the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 11.03. Governing Law.
                         -------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.04. Intention of Parties.
                         --------------------

          (a) It is the express intent of the Depositor, the Seller and the Trustee that the conveyance by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and the conveyance by the Depositor to the Trustee as provided for in Section 2.01 of each of the Seller's and Depositor's right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by the Seller to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders and the Insurer. Further, it is not intended that either conveyance be deemed to be a pledge of the Mortgage Loans by the Seller to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of the Seller or the Depositor, or if for any reason the Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section
2.01 shall be deemed to be a grant by the Seller and the Depositor to the Trustee on behalf of the Certificateholders and the Insurer (and to the Insurer directly) to secure payment in full of the Secured Obligations (as defined below) of a security interest in all of the Seller's and the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Replacement Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Custodial Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non-cash proceeds of any of the foregoing; (iii) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, Securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement, (ii) the rights of Insurer to be paid any amount owed to it under this Agreement and (iii) all other obligations of the Seller and the Depositor under this Agreement and the Mortgage Loan Purchase Agreement.

          (b) The Seller and the Depositor, and, at the Depositor's direction, the Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Trustee shall file, at its expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest (and the security interest granted to the Insurer directly) in or lien on the Mortgage Loans, including without limitation (i) continuation statements, and
(ii) such other statements as may be occasioned by any transfer of any interest of the Servicer or the Depositor in any Mortgage Loan.


          SECTION 11.05.  Notices.
                          -------

          In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is repurchased in accordance with this Agreement.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, New York, New York 10055, Attention: President; (ii) in the case of the Trustee, U. S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attn: Structured Finance or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of the Seller or Servicer, Chevy Chase Bank, F.S.B., 8401 Connecticut Avenue, Chevy Chase, Maryland 20815, Attention: General Counsel; (iv) in the case of the Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504,
Attn: Insured Portfolio Management Structured Finance; and (v) in the case of the Rating Agencies, Moody's Investors Service, 99 Church Street, New York, New York 10007, Attention: Mortgage-Backed Securities Rating Group and Standard & Poor's Rating Services, 25 Broadway, New York, New York 10004,

Attention: Structured Finance. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

          SECTION 11.06. Severability of Provisions.
                         --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the Insurer.

          SECTION 11.07. Limitation on Rights of Certificateholders.
                         ------------------------------------------

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and Insurer a written notice of an Event of Default and of the continuance thereof, as provided herein, and such default would not result in a claim under the Policy, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Insurer shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all

Certificateholders. For the protection and enforcement of the provisions of this
Section 11.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 11.08. Certificates Nonassessable and Fully Paid.
                         -----------------------------------------

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 11.09. Rights of the Insurer.
                         ---------------------

          (a) The Insurer is an express third-party beneficiary of this Agreement unless an Insurer Default exists.

          (b) On each Distribution Date the Trustee shall forward to the Insurer a copy of the reports furnished to the Class A Certificateholders and the Depositor on such Distribution Date.

          (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

          (d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, if such consent is not unreasonably withheld.
          (e) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

          IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the first day of September, 1997.



                              CREDIT SUISSE FIRST BOSTON MORTGAGE
                                SECURITIES CORP., as Depositor



                              By:    /s/ Allen J. Baum
                                 ----------------------------------
                              Name:      Allan J. Baum
                              Title:     Vice President


                              CHEVY CHASE BANK, F.S.B.,
                                as Seller and Servicer



                              By:    /s/ Joel Friedman
                                 ----------------------------------
                              Name:      Joel Friedman
                              Title:     Senior Vice President and Controller


                              U.S. BANK NATIONAL ASSOCIATION,
                                as Trustee



                              By:    /s/ Eve Kaplan
                                 ----------------------------------
                              Name:      Eve Kaplan
                              Title:     Vice President

STATE OF NEW YORK     )
                       : ss.:
COUNTY OF NEW YORK    )

         On this 29th day of September, 1997, before me, personally appeared Eve Kaplan, known to me to be an officer of U.S. Bank National Association, the national association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national association, and acknowledged to me that such national association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    ______________________________
                                    Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK     )
                       : ss.:
COUNTY OF NEW YORK    )

         On the __th of September, 1997 before me, personally appeared Allan J. Baum, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    ______________________________
                                    Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK     )
                       : ss.:
COUNTY OF NEW YORK    )

         On the 29th of September, 1997 before me, a Notary Public in and for said State, personally appeared Joel Friedman known to me to be a Senior Vice President and Controller of Chevy Chase Bank, F.S.B., the federally chartered bank that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    ______________________________
                                    Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

                            CHEVY CHASE BANK, F.S.B.
                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                           SERIES 1997-CCB1, CLASS A

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________         $728,241,524        INITIAL AGGREGATE CLASS A
                                             CERTIFICATE PRINCIPAL BALANCE

Certificate No. A-__     $___________        INITIAL CERTIFICATE PRINCIPAL
                                             BALANCE OF THIS CERTIFICATE

First Distribution Date:                     Final Scheduled
October 27, 1997                             Distribution Date:


          THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Chevy Chase Bank, F.S.B., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1 (the "Certificates"), which is comprised of the following four Classes: Class A, Class S, Class R-I and Class R-II. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things,
(i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement,
(ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iii) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (iv) the interest of the Trust Fund in the Policy issued for the benefit of the Holders of the Class A Certificates, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and
3.01 of the Agreement and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class A Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class A Certificates, both as set forth above.

          The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 25th day of each calendar month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (each, a "Distribution Date"), commencing October 27, 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to the sum of (a) one month's interest accrued at the per annum Certificate Rate on the outstanding Certificate Principal Balance of this Certificate as of the day immediately prior to the related Distribution Date reduced by its pro rata portion of the aggregate shortfalls of interest allocated to such Class of Certificates and (b) the amount of any Class A Cumulative Interest Shortfall Amount payable on such Distribution Date.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class A Certificates are outstanding, 98% of all Voting Rights will be allocated to the Holders of the Class A Certificates, in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates, 0.5% of all Voting Rights will be allocated to the Holders of the Class R-I Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-II Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class A Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that one Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage

Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 5% of the aggregate Principal Balances thereof as of the Cut-off Date.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.


                                          U.S. BANK NATIONAL ASSOCIATION,
                                          solely as Trustee and not individually



                                          By:__________________________
                                                  Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  ___________



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:______________________________
       Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:
______________________________________________________________________________
______________________________________________________________________________


Dated: _____________________

____________________________                    ______________________________
Social Security or                              Signature by or on behalf of
other Tax Identification                        assignor
No. of Assignee                                 (signature must be signed as
                                                registered)


                                                ______________________________
                                                Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by check mailed to ________________________

______________________________________________________________________________,
or if the aggregate initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ___________________________ the account of _________________________, account number ____________________. This information is provided by the assignee named above, or its agent.

                                   EXHIBIT B

                          FORM OF CLASS S CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE YIELD TO MATURITY ON THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE AND TIMING OF PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS SEPTEMBER 29, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% SPA (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL CERTIFICATE RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] [$100,000] OF [INITIAL NOTIONAL AMOUNT], THE PRE-TAX YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF [INITIAL NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE CERTIFICATE RATE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

                            CHEVY CHASE BANK, F.S.B.
                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                           SERIES 1997-CCB1, CLASS S

Evidencing an undivided interest in the interest portion of a Trust Fund whose assets consist of a pool of adjustable-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                         $728,241,524        INITIAL AGGREGATE NOTIONAL AMOUNT
                                             OF CLASS S CERTIFICATES

Certificate No. S-__     100%                PERCENTAGE INTEREST REPRESENTED
                                             BY THIS CERTIFICATE

First Distribution Date:                     Final Scheduled
October 27, 1997                             Distribution Date:


          THIS CERTIFIES THAT _______________________________________  is the
registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate, conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Chevy Chase Bank, F.S.B., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1 (the "Certificates"), which is comprised of the following four Classes: Class A, Class S, Class R-I and Class R-II. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things,
(i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement,
(ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iii) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (iv) the interest of the Trust Fund in the Policy issued for the benefit of the Holders of the Class A Certificates, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class S Certificate represents the right to receive a portion of interest with respect to the Mortgage Loans on a Distribution Date. This Class S Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust Fund.

          The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 25th day of each calendar month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the "Distribution Date"), commencing October 27, 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each a "Record Date"), distributions of interest in an amount equal to the Class S Interest Distribution Amount for such Distribution Date.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in
(i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class A Certificates are outstanding, 98% of all Voting Rights will be allocated to the Holders of the Class A certificates, in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates, 0.5% of all Voting Rights will be allocated to the Holders of the Class R-I Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-II Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class S Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 5% of the aggregate Principal Balances thereof as of the Cut-off Date.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.


                                          U.S BANK NATIONAL ASSOCIATION, solely
                                          as Trustee and not individually



                                          By:__________________________
                                                Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  ___________



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:______________________________
       Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Percentage Interest and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:
______________________________________________________________________________
______________________________________________________________________________


Dated: _____________________

____________________________                   ______________________________
Social Security or                             Signature by or on behalf of
other Tax Identification                       assignor (signature must be
No. of Assignee                                signed as registered)


                                               ______________________________
                                               Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by check mailed to ________________________ _______________________________________________________________________________,
or if the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________________ the account of _________________________, account number ____________________.
This information is provided by the assignee named above, or its agent.

                                   EXHIBIT C

                          FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS [R-I] [R-II] CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, AND
(3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

                            CHEVY CHASE BANK, F.S.B.
                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                      SERIES 1997-CCB1, CLASS [R-I] [R-II]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.



Certificate No. [R-I-_] [R-II-_]    100%     PERCENTAGE INTEREST REPRESENTED
                                             BY THIS CERTIFICATE

First Distribution Date:                     Final Scheduled
October 27, 1997                             Distribution Date:



          THIS CERTIFIES THAT _______________________________________  is the
registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Chevy Chase Bank, F.S.B., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1 (the "Certificates"), which is comprised of the following four Classes: Class A, Class S, Class R-I and Class R-II. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things,
(i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement,
(ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iii) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (iv) the interest of the Trust Fund in the Policy issued for the benefit of the Holders of the Class A Certificates, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and
3.01 of the Agreement and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class [R-I] [R-II] Certificate is not entitled to any distributions with respect to principal or interest on the Mortgage Loans in the Trust Fund.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in
(i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class A Certificates are outstanding, 98% of all Voting Rights will be allocated among the Holders of the Class A, in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates, 0.5% of all Voting Rights will be allocated to the Holders of the Class R-I Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-II Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class [R-I] [R-II] Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          Pursuant to the Agreement, the Depositor will make two separate elections to treat each of REMIC I and REMIC II as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class R-I Certificates will be the "residual interest" in REMIC I, the Class R-II Certificates will be the "residual interest" in REMIC II, and all other Classes of Certificates will constitute the "regular interests" in REMIC II.

          The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 5% of the aggregate Principal Balances thereof as of the Cut-off Date.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.


                                          U.S. BANK NATIONAL ASSOCIATION,
                                          solely as Trustee and not individually



                                          By:__________________________
                                                Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  ___________



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:______________________________
       Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Percentage Interest and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:
______________________________________________________________________________
______________________________________________________________________________


Dated: _____________________

____________________________                   ______________________________
Social Security or                             Signature by or on behalf of
other Tax Identification                       assignor (signature must be
No. of Assignee                                signed as registered)


                                               ______________________________
                                               Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by check mailed to ________________________ _______________________________________________________________________________,
or if the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________________ the account of _________________________, account number ____________________.
This information is provided by the assignee named above, or its agent.

                                   EXHIBIT D

                           SCHEDULE OF MORTGAGE LOANS



                                                                          Page 1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1001817      WOODBRIDGE      VA         22192       1YCMT        3.000000       12.250000        3.000000       360      285
 1003474      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.500000        3.000000       360      288
 1004258      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      287
 1004753      BETHESDA        MD         20816       1YCMT        2.750000       14.750000        2.750000       360      285
 1008895      ANNAPOLIS       MD         21401       1YCMT        2.750000       14.750000        2.750000       360      287
 1009240      FAIRFAX         VA         22032       1YCMT        3.000000       12.625000        3.000000       360      287
 1013523      ALEXANDRIA      VA         22306       1YCMT        3.000000       12.500000        3.000000       360      285
 1019629      GAITHERSBUR     MD         20882       1YCMT        2.750000       14.125000        2.750000       360      287
 1019710      GAITHERSBUR     MD         20882       1YCMT        3.000000       12.625000        3.000000       360      287
 1020205      ALEXANDRIA      VA         22301       1YCMT        3.000000       12.625000        3.000000       360      287
 1027176      MCLEAN          VA         22101       1YCMT        3.000000       12.750000        3.000000       360      288
 1038769      ROCKVILLE       MD         20852       1YCMT        3.000000       12.625000        3.000000       360      290
 1047778      BETHESDA        MD         20817       1YCMT        2.750000       13.500000        2.750000       360      300
 1050871      CROFTON         MD         21114       1YCMT        3.000000       12.500000        3.000000       360      294
 1055177      EDGEWATER       MD         21037       1YCMT        3.000000       12.125000        3.000000       360      300
 1058346      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.750000        3.000000       360      294
 1063031      DERWOOD         MD         20855       1YCMT        3.000000       12.500000        3.000000       360      294
 1086263      EDGEWATER       MD         21037       1YCMT        3.000000       12.250000        3.000000       360      294
 1088434      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      295
 1093525      OLNEY           MD         20832       1YCMT        3.000000       12.250000        3.000000       360      296
 1094903      CABIN JOHN      MD         20818       1YCMT        3.000000       12.125000        3.000000       360      297
 1099514      CENTREVILLE     VA         22020       1YCMT        3.000000       13.875000        3.000000       360      295
 1100205      WASHINGTON      DC         20007       1YCMT        3.000000       12.625000        3.000000       360      299
 1100908      WASHINGTON      DC         20008       1YCMT        2.750000       14.125000        2.750000       360      295
 1101849      WASHINGTON      DC         20015       1YCMT        3.000000       12.375000        3.000000       360      296
 1101955      BETHESDA        MD         20816       1YCMT        3.000000       12.500000        3.000000       360      297
 1104850      GREAT FALLS     VA         22066       1YCMT        3.000000       12.625000        3.000000       360      298
 1106749      CROWNSVILLE     MD         21032       1YCMT        3.000000       12.625000        3.000000       360      310
 1110550      WASHINGTON      DC         20016       1YCMT        3.000000       12.125000        3.000000       360      295
 1112432      ROCKVILLE       MD         20852       1YCMT        3.000000       12.250000        3.000000       360      301
 1113265      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.625000        3.000000       360      297
 1114180      CENTREVILLE     VA         22020       1YCMT        3.000000       12.625000        3.000000       360      296
 1115039      BETHESDA        MD         20816       1YCMT        2.750000       14.000000        2.750000       360      301
 1115070      POTOMAC         MD         20854       1YCMT        3.000000       14.500000        3.000000       360      300
 1115740      ALEXANDRIA      VA         22302       1YCMT        3.000000       12.125000        3.000000       360      298
 1116888      FAIRFAX         VA         22039       1YCMT        3.000000       12.625000        3.000000       360      297
 1120344      COLUMBIA        MD         21044       1YCMT        2.750000       13.500000        2.750000       360      303
 1120708      VIENNA          VA         22182       1YCMT        3.000000       14.000000        3.000000       360      303
 1121565      BETHESDA        MD         20816       1YCMT        3.000000       12.625000        3.000000       360      300
 1121920      CENTREVILLE     VA         22020       1YCMT        3.000000       12.250000        3.000000       360      299
 1122597      SILVER SPRI     MD         20906       1YCMT        3.000000       12.125000        3.000000       360      297
 1122605      WASHINGTON      DC         20015       1YCMT        3.000000       12.875000        3.000000       360      297
 1122712      WASHINGTON      DC         20016       1YCMT        3.000000       13.500000        3.000000       360      302
 1123454      CROFTON         MD         21114       1YCMT        3.000000       12.500000        3.000000       360      302
 1123488      POTOMAC         MD         20854       1YCMT        2.750000       14.000000        2.750000       360      301
 1124585      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.500000        3.000000       360      301
 1124635      CABIN JOHN      MD         20818       1YCMT        3.250000       14.750000        3.250000       360      303
 1125632      VIENNA          VA         22182       1YCMT        3.250000       12.125000        3.250000       360      298
 1126283      CLIFTON         VA         22024       1YCMT        2.750000       14.000000        2.750000       360      301
 1127331      FAIRFAX STA     VA         22039       1YCMT        2.750000       14.000000        2.750000       360      301
 1129295      COLUMBIA        MD         21044       1YCMT        3.000000       14.000000        3.000000       360      304
 1129998      CENTREVILLE     VA         22020       1YCMT        3.000000       14.500000        3.000000       360      301
 1131184      HERNDON         VA         22070       1YCMT        2.750000       14.000000        2.750000       360      301
 1136381      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.250000        3.000000       360      301
 1138791      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.375000        3.000000       360      301
 1139716      PURCELLVILL     VA         22132       1YCMT        3.000000       12.625000        3.000000       360      303
 1140417      GAITHERSBUR     MD         20878       1YCMT        2.750000       13.500000        2.750000       360      301
 1140607      SILVER SPRI     MD         20906       1YCMT        2.750000       13.500000        2.750000       360      301
 1140870      GERMANTOWN      MD         20876       1YCMT        2.750000       13.500000        2.750000       360      301
 1142504      POTOMAC         MD         20854       1YCMT        2.750000       14.000000        2.750000       360      301
 1143452      WASHINGTON      DC         20007       1YCMT        3.250000       14.500000        3.250000       360      301
 1144054      MT AIRY         MD         21771       1YCMT        3.500000       14.750000        3.500000       360      306
 1144468      WASHINGTON      DC         20008       1YCMT        2.750000       13.500000        2.750000       360      301
 1144799      DAVIDSONVIL     MD         21035       1YCMT        2.750000       14.000000        2.750000       360      301
 1145903      CLARKSVILLE     MD         21029       1YCMT        3.000000       13.500000        3.000000       360      301
 1147735      KENSINGTON      MD         20895       1YCMT        3.000000       14.500000        3.000000       360      301
 1148030      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      302
 1148618      EDGEWATER       MD         21037       1YCMT        3.000000       14.000000        3.000000       360      301
 1149012      WASHINGTON      DC         20016       1YCMT        2.750000       14.000000        2.750000       360      301
 1149921      OAKTON          VA         22124       1YCMT        2.750000       14.000000        2.750000       360      301
 1149988      OAKTON          VA         22124       1YCMT        3.000000       12.250000        3.000000       360      301
 1150788      FALLS CHURC     VA         22046       1YCMT        3.000000       12.125000        3.000000       360      301
 1151166      WASHINGTON      DC         20015       1YCMT        3.000000       12.125000        3.000000       360      301
 1151273      BETHESDA        MD         20816       1YCMT        2.750000       14.000000        2.750000       360      301
 1152123      POTOMAC         MD         20854       1YCMT        3.000000       14.500000        3.000000       360      301
 1152776      BROOKEVILLE     MD         20833       1YCMT        3.250000       14.750000        3.250000       360      304
 1152784      ROCKVILLE       MD         20854       1YCMT        3.000000       12.500000        3.000000       360      301
 1152792      SILVER SPRI     MD         20905       1YCMT        3.000000       13.500000        3.000000       360      302

                                            Current                                              Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI?????      LTV?????    Appraisal       Rate      Type     Occ??   Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1001817    237500.000000   220274.990000   19910701   1482.910000   94.800000   250500.000000   5.171800   1       1       2
 1003474    229500.000000   213214.010000   19911001   1461.690000   94.800000   242000.000000   5.421800  10       1       2
 1004258    315000.000000   292578.080000   19910901   2008.680000   90.000000   350000.000000   5.421800   1       1       2
 1004753    484000.000000   449632.330000   19910701   3747.790000   80.000000   605000.000000   7.671800   1       1       2
 1008895    281500.000000   262430.570000   19910901   2139.030000   46.900000   600000.000000   7.421800   1       1       1
 1009240    226100.000000   209946.600000   19910901   1457.630000   95.000000   238000.000000   5.546800   1       1       2
 1013523    218500.000000   203407.280000   19910701   1400.550000   95.000000   230000.000000   5.421800   1       1       2
 1019629    399000.000000   365488.080000   19910901   2924.850000   75.300000   530000.000000   7.171800   1       1       1
 1019710    420000.000000   390210.020000   19910901   2709.180000   75.000000   560000.000000   5.546800   1       1       1
 1020205    243200.000000   226599.950000   19910901   1573.250000   91.800000   265000.000000   5.546800   1       1       2
 1027176    331000.000000   307790.260000   19911001   2161.670000   69.700000   475000.000000   5.671800   1       1       1
 1038769    300000.000000   279541.240000   19911201   1932.660000   78.900000   380000.000000   5.546800   1       1       2
 1047778    240000.000000   226235.630000   19921001   1839.070000   66.700000   360000.000000   7.546800   1       1       1
 1050871    264000.000000   246282.390000   19920401   1674.200000   80.000000   330000.000000   5.421800   1       1       1
 1055177    500000.000000   468421.700000   19921001   3049.650000   78.200000   639000.000000   5.046800   1       1       1
 1058346    217600.000000   205343.860000   19920401   1559.660000   58.000000   375000.000000   6.671800   1       1       1
 1063031    245500.000000   223530.130000   19920401   1558.480000   76.700000   320000.000000   5.421800   1       1       1
 1086263    540600.000000   481342.810000   19920401   3345.600000   60.000000   901000.000000   5.171800   1       1       1
 1088434    500000.000000   408494.320000   19920501   2741.390000   55.600000   900000.000000   5.296800   1       1       1
 1093525    271800.000000   252933.680000   19920601   1683.510000   90.000000   302000.000000   5.171800   1       1       2
 1094903    250000.000000   233847.030000   19920701   1528.920000   72.900000   343000.000000   5.046800   1       1       1
 1099514    220000.000000   205822.880000   19920501   1415.230000   70.500000   312000.000000   5.546800   1       1       2
 1100205    307000.000000   288536.800000   19920901   1972.440000   64.000000   480000.000000   5.546800  10       1       1
 1100908    380250.000000   360437.020000   19920501   2853.510000   75.000000   507000.000000   7.171800  10       1       1
 1101849    228700.000000   200027.590000   19920601   1413.470000   80.000000   286000.000000   5.296800   1       1       1
 1101955    249600.000000   234146.530000   19920701   1585.900000   80.000000   312000.000000   5.421800   1       1       1
 1104850    410000.000000   382224.440000   19920801   2614.160000   52.900000   775000.000000   5.546800   1       1       1
 1106749    250000.000000   236598.670000   19930801   1600.780000   29.800000   838000.000000   5.546800   1       1       1
 1110550    330000.000000   307808.860000   19920501   2018.320000   88.800000   371500.000000   5.046800   1       1       2
 1112432    354400.000000   332608.930000   19921101   2188.090000   80.000000   443000.000000   5.171800   1       2       1
 1113265    230000.000000   215882.170000   19920701   1478.440000   53.500000   432000.000000   5.546800   1       1       2
 1114180    268000.000000   251679.410000   19920601   1725.890000   80.000000   335000.000000   5.546800   1       1       2
 1115039    288000.000000   266103.780000   19921101   2113.250000   80.000000   360000.000000   6.921800   1       2       2
 1115070    330000.000000   310411.760000   19921001   2117.480000   89.200000   370000.000000   5.546800   1       1       1
 1115740    218500.000000   204543.710000   19920801   1335.440000   95.000000   230000.000000   5.046800   1       1       2
 1116888    237500.000000   222445.690000   19920701   1529.870000   95.000000   250000.000000   5.546800   1       1       2
 1120344    293900.000000   275990.860000   19930101   2190.640000   80.000000   372000.000000   7.296800   1       1       2
 1120708    261000.000000   247871.100000   19930101   1824.960000   90.000000   290000.000000   6.421800   1       1       2
 1121565    875000.000000   823472.310000   19921001   5617.320000   64.800000  1350000.000000   5.546800   1       1       1
 1121920    224800.000000   209202.570000   19920901   1391.780000   81.700000   275000.000000   5.171800   1       1       2
 1122597    226100.000000   211730.220000   19920701   1384.340000   95.000000   240000.000000   5.046800   1       1       2
 1122605    423750.000000   398555.280000   19920701   2790.460000   75.000000   565000.000000   5.796800   1       1       1
 1122712    465000.000000   439863.640000   19921201   3132.800000   69.900000   665000.000000   6.046800   1       1       1
 1123454    236000.000000   221961.240000   19921201   1492.780000   90.000000   264000.000000   5.421800   1       1       2
 1123488    300900.000000   286660.700000   19921101   2207.900000   73.400000   410000.000000   6.921800   1       2       1
 1124585    559000.000000   525622.600000   19921101   3539.670000   68.200000   820000.000000   5.421800   1       1       1
 1124635    260000.000000   246823.110000   19930101   1795.760000   80.000000   325000.000000   6.296800  10       1       2
 1125632    249850.000000   233563.790000   19920801   1529.080000   93.200000   270000.000000   5.046800   1       1       2
 1126283    521250.000000   493711.670000   19921101   3600.150000   75.000000   695000.000000   6.296800   1       2       2
 1127331    375000.000000   353460.230000   19921101   2558.170000   75.000000   500000.000000   6.171800   1       2       1
 1129295    356000.000000   337713.860000   19930201   2428.550000   80.000000   445000.000000   6.171800   1       1       2
 1129998    229500.000000   217894.660000   19921101   1624.390000   90.000000   255000.000000   6.546800   1       2       1
 1131184    246750.000000   233474.870000   19921101   1704.250000   75.000000   329000.000000   6.296800   1       2       1
 1136381    712500.000000   667657.040000   19921101   4398.360000   75.000000   950000.000000   5.171800   1       1       1
 1138791    218000.000000   204041.030000   19921101   1358.140000   65.500000   333000.000000   5.296800   1       1       1
 1139716    360000.000000   339770.590000   19930101   2308.830000   80.000000   450000.000000   5.546800   1       1       1
 1140417    279900.000000   264153.690000   19921101   2100.710000   90.000000   313000.000000   7.296800   1       1       2
 1140607    250000.000000   236036.140000   19921101   1877.110000   59.500000   420000.000000   7.296800   1       1       1
 1140870    225000.000000   212184.010000   19921101   1687.420000   51.800000   434000.000000   7.296800   1       2       1
 1142504    340000.000000   323551.410000   19921101   2465.240000   77.300000   440000.000000   6.796800   1       2       1
 1143452    250000.000000   235605.650000   19921101   1705.450000   94.300000   265000.000000   6.171800   1       1       2
 1144054    237800.000000   219941.550000   19930401   1642.430000   95.000000   252000.000000   6.296800   1       1       2
 1144468    260000.000000   246737.040000   19921101   1962.210000   31.100000   835000.000000   7.296800   1       1       1
 1144799    243000.000000   231500.650000   19921101   1783.050000   78.400000   310000.000000   6.921800   1       2       1
 1145903    227750.000000   215977.270000   19921101   1592.470000   67.000000   340000.000000   6.421800   1       2       1
 1147735    221250.000000   209730.450000   19921101   1547.020000   75.000000   295000.000000   6.421800   1       2       1
 1148030    225000.000000   208919.980000   19921201   1370.530000   22.500000  1000000.000000   5.046800   1       1       1
 1148618    246000.000000   213325.210000   19921101   1519.910000   32.800000   750000.000000   5.171800   1       2       1
 1149012    265000.000000   252177.800000   19921101   1921.440000   60.800000   436000.000000   6.796800   1       2       1
 1149921    467000.000000   387151.020000   19921101   3386.080000   75.900000   615000.000000   6.796800   1       2       1
 1149988    417000.000000   382535.500000   19921101   2516.530000   66.700000   625000.000000   5.171800   1       1       1
 1150788    250000.000000   234352.670000   19921101   1523.620000   94.300000   265000.000000   5.046800   1       1       2
 1151166    350000.000000   328242.120000   19921101   2134.030000   61.400000   570000.000000   5.046800   1       2       1
 1151273    305000.000000   288747.350000   19921101   2211.470000   54.500000   560000.000000   6.796800   1       2       1
 1152123    283500.000000   268031.200000   19921101   1933.980000   90.000000   315000.000000   6.171800   1       1       2
 1152776    382000.000000   363047.660000   19930201   2638.380000   79.600000   485000.000000   6.296800   1       1       2
 1152784    250000.000000   235071.400000   19921101   1584.990000   92.600000   270000.000000   5.421800   1       1       2
 1152792    281000.000000   265810.340000   19921201   1893.150000   79.200000   355000.000000   6.046800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1154335      CHANTILLY       VA         22021       1YCMT        3.000000       12.250000        3.000000       360      302
 1155746      POTOMAC         MD         20854       1YCMT        3.000000       12.625000        3.000000       360      303
 1156264      CHEVY CHASE     MD         20815       1YCMT        3.000000       14.000000        3.000000       360      303
 1156785      SEVERNA PAR     MD         21146       1YCMT        3.000000       14.500000        3.000000       360      302
 1156801      ARLINGTON       VA         22207       1YCMT        3.000000       14.500000        3.000000       360      301
 1157940      BETHESDA        MD         20817       1YCMT        3.000000       12.625000        3.000000       360      303
 1158021      FREDERICK       MD         21701       1YCMT        3.000000       13.500000        3.000000       360      302
 1158195      MCLEAN          VA         22102       1YCMT        3.000000       12.125000        3.000000       360      303
 1158484      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.250000        3.000000       360      302
 1158658      ELLICOTT CI     MD         21042       1YCMT        3.250000       14.500000        3.250000       360      302
 1158682      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      302
 1158724      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.500000        3.000000       360      302
 1158757      ALEXANDRIA      VA         22301       1YCMT        3.000000       13.500000        3.000000       360      303
 1159680      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      303
 1160332      CLIFTON         VA         22024       1YCMT        3.000000       12.500000        3.000000       360      303
 1160407      ELLICOTT CI     MD         21042       1YCMT        3.000000       14.750000        3.000000       360      304
 1160431      BETHESDA        MD         20817       1YCMT        2.750000       10.250000        2.750000       360      301
 1160951      BETHESDA        MD         20816       1YCMT        3.000000       14.000000        3.000000       360      303
 1162411      POTOMAC         MD         20854       1YCMT        3.000000       13.500000        3.000000       360      302
 1163013      STERLING        VA         20165       1YCMT        2.750000       10.250000        2.750000       360      303
 1163591      WARRENTON       VA         22186       1YCMT        2.750000       13.500000        2.750000       360      304
 1163914      POTOMAC         MD         20854       1YCMT        3.000000       13.500000        3.000000       360      305
 1164292      POTOMAC         MD         20854       1YCMT        3.000000       14.000000        3.000000       360      303
 1164417      GAINESVILLE     VA         22065       1YCMT        3.000000       13.500000        3.000000       360      303
 1165026      ELLICOTT CI     MD         21042       1YCMT        3.250000       14.000000        3.250000       360      304
 1165505      BETHESDA        MD         20814       1YCMT        3.000000       13.500000        3.000000       360      302
 1165893      BETHESDA        MD         20814       1YCMT        3.000000       14.000000        3.000000       360      302
 1166875      ROCKVILLE       MD         20855       1YCMT        2.750000       11.500000        2.750000       360      303
 1168087      HAMILTON        VA         22068       1YCMT        3.000000       14.000000        3.000000       360      304
 1169192      GERMANTOWN      MD         20876       1YCMT        3.000000       12.250000        3.000000       360      305
 1169382      ROCKVILLE       MD         20852       1YCMT        3.000000       14.000000        3.000000       360      303
 1171339      ANNAPOLIS       MD         21403       1YCMT        3.000000       11.125000        3.000000       360      304
 1171420      HERNDON         VA         22071       1YCMT        3.000000       12.875000        3.000000       360      307
 1171461      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      305
 1171891      GREAT FALLS     VA         22066       1YCMT        3.000000       14.000000        3.000000       360      303
 1172949      GAITHERSBUR     MD         20879       1YCMT        3.250000       14.000000        3.250000       360      303
 1173608      GAITHERSBUR     MD         20878       1YCMT        3.000000       14.000000        3.000000       360      303
 1173756      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.500000        3.000000       360      304
 1174424      ALEXANDRIA      VA         22308       1YCMT        3.250000       14.750000        3.250000       360      303
 1174630      WASHINGTON      DC         20016       1YCMT        2.750000       13.500000        2.750000       360      303
 1174705      MCLEAN          VA         22101       1YCMT        3.250000       14.750000        3.250000       360      304
 1174994      WASHINGTON      DC         20015       1YCMT        3.000000       12.125000        3.000000       360      303
 1175629      NORTH POTOM     MD         20878       1YCMT        3.250000       12.750000        3.250000       360      309
 1175652      ROCKVILLE       MD         20853       1YCMT        3.250000       14.750000        3.250000       360      303
 1175926      BETHESDA        MD         20817       1YCMT        3.000000       14.000000        3.000000       360      303
 1176973      ANNANDALE       VA         22003       1YCMT        3.000000       12.250000        3.000000       360      304
 1177658      SILVER SPRI     MD         20906       1YCMT        3.000000       14.000000        3.000000       360      303
 1179480      ANNAPOLIS       MD         21403       1YCMT        3.000000       12.750000        3.000000       360      312
 1179944      CENTREVILLE     VA         22020       1YCMT        3.250000       13.250000        3.250000       360      308
 1182500      WASHINGTON      DC         20007       1YCMT        2.750000       10.500000        2.750000       360      305
 1182534      POTOMAC         MD         20854       1YCMT        3.250000       14.750000        3.250000       360      304
 1183532      VIENNA          VA         22181       1YCMT        3.000000       12.125000        3.000000       360      304
 1184571      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      304
 1188796      POTOMAC         MD         20854       1YCMT        3.000000       12.625000        3.000000       360      308
 1188846      CHEVY CHASE     MD         20815       1YCMT        3.250000       14.750000        3.250000       360      304
 1195031      ARLINGTON       VA         22207       1YCMT        3.000000       12.375000        3.000000       360      306
 1199165      EDGEWATER       MD         21037       1YCMT        3.250000       14.750000        3.250000       360      307
 1199199      GAMBRILLS       MD         21054       1YCMT        3.000000       13.125000        3.000000       360      307
 1199504      BETHESDA        MD         20817       1YCMT        3.000000       13.125000        3.000000       360      308
 1200039      WASHINGTON      DC         20015       1YCMT        3.000000       12.750000        3.000000       360      308
 1200807      WASHINGTON      DC         20016       1YCMT        3.000000       13.250000        3.000000       360      306
 1200864      WASHINGTON      DC         20007       1YCMT        3.000000       12.125000        3.000000       360      307
 1200922      WASHINGTON      DC         20016       1YCMT        3.000000       12.750000        3.000000       360      307
 1202159      BETHESDA        MD         20817       1YCMT        3.000000       12.125000        3.000000       360      307
 1202175      BETHESDA        MD         20817       1YCMT        3.000000       12.500000        3.000000       360      310
 1202217      BETHESDA        MD         20817       1YCMT        3.000000       12.750000        3.000000       360      308
 1202662      POTOMAC         MD         20854       1YCMT        3.000000       12.875000        3.000000       360      307
 1202738      ELLICOTT CI     MD         21042       1YCMT        3.000000       12.750000        3.000000       360      307
 1203199      MCLEAN          VA         22101       1YCMT        3.000000       13.250000        3.000000       360      308
 1203280      FAIRFAX         VA         22030       1YCMT        3.000000       12.750000        3.000000       360      308
 1204171      ALEXANDRIA      VA         22308       1YCMT        3.250000       13.125000        3.250000       360      308
 1206127      SILVER SPRI     MD         20906       1YCMT        3.000000       13.000000        3.000000       360      307
 1206184      GERMANTOWN      MD         20876       1YCMT        3.000000       12.000000        3.000000       360      308
 1206317      MILLERS         MD         21107       1YCMT        3.250000       13.000000        3.250000       360      310
 1206531      MITCHELLVIL     MD         20721       1YCMT        3.000000       12.875000        3.000000       360      307
 1206762      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.875000        3.000000       360      307
 1206796      ELLICOTT CI     MD         21042       1YCMT        3.000000       12.750000        3.000000       360      308
 1207489      BETHESDA        MD         20816       1YCMT        3.000000       13.000000        3.000000       360      307
 1207729      WASHINGTON      DC         20003       1YCMT        3.000000       12.750000        3.000000       360      307
 1208982      STERLING        VA         20165       1YCMT        3.000000       12.750000        3.000000       360      314


                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1154335    320000.000000   300529.200000   19921201   1974.360000   77.100000    415000.000000   5.171800  1       1       1
 1155746    275000.000000   259346.660000   19930101   1762.330000   57.900000    475000.000000   5.546800  1       1       1
 1156264    470000.000000   444571.000000   19930101   3126.930000   79.000000    595000.000000   5.921800  1       1       1
 1156785    295000.000000   279395.810000   19921201   2012.430000   89.400000    330000.000000   6.171800  1       1       1
 1156801    408000.000000   383987.650000   19921101   2646.290000   80.000000    510000.000000   5.671800  1       2       2
 1157940    500000.000000   471643.440000   19930101   3205.670000   41.300000   1210000.000000   5.546800  1       1       1
 1158021    222250.000000   206938.090000   19921201   1516.140000   89.600000    248000.000000   6.171800  1       1       1
 1158195    465000.000000   338093.720000   19930101   2756.150000   71.000000    655000.000000   5.046800  1       1       1
 1158484    344600.000000   251222.760000   19921201   1928.440000   58.900000    585000.000000   5.171800  1       1       1
 1158658    225600.000000   213924.370000   19921201   1558.170000   95.000000    260000.000000   6.296800  1       1       2
 1158682    560000.000000   525740.110000   19921201   3408.580000   58.000000    965000.000000   5.046800  1       1       1
 1158724    375000.000000   352432.100000   19921201   2370.260000   30.600000   1225000.000000   5.421800  1       1       1
 1158757    280000.000000   265495.510000   19930101   1910.100000   65.100000    430000.000000   6.171800  1       1       1
 1159680    345000.000000   324901.230000   19930101   2156.850000   73.400000    470000.000000   5.296800  1       1       1
 1160332    251100.000000   234437.350000   19930101   1588.510000   90.000000    281000.000000   5.421800  1       1       2
 1160407    226625.000000   213537.130000   19930201   1399.070000   86.300000    262500.000000   5.171800  1       1       1
 1160431    355000.000000    42387.570000   19921101    337.090000   52.400000    680000.000000   7.296800  1       1       2
 1160951    232000.000000   219447.590000   19930101   1543.510000   80.000000    290000.000000   5.921800  1       1       2
 1162411    300000.000000   269192.280000   19921201   2072.030000   61.900000    485000.000000   6.296800  1       1       1
 1163013    216000.000000   202943.300000   19930101   1614.540000   90.000000    240000.000000   7.296800  1       1       1
 1163591    256000.000000   241534.670000   19930201   1895.010000   71.100000    360000.000000   7.171800  1       1       1
 1163914    368750.000000   347530.970000   19930301   2272.690000   54.200000    680000.000000   5.171800 10       1       2
 1164292    386000.000000   365564.170000   19930101   2600.560000   42.900000    900000.000000   6.046800  1       1       1
 1164417    247000.000000   230703.850000   19930101   1513.580000   95.000000    261000.000000   5.171800  1       1       2
 1165026    247000.000000   227625.230000   19930201   1602.040000   78.200000    316000.000000   5.671800  1       1       2
 1165505    246400.000000   229923.100000   19921201   1660.050000   80.000000    308000.000000   6.046800  1       1       1
 1165893    246350.000000   232741.500000   19921201   1638.980000   90.000000    277000.000000   5.921800  5       1       2
 1166875    368000.000000   348451.130000   19930101   2765.780000   77.800000    473000.000000   7.296800  1       1       1
 1168087    339000.000000   320648.220000   19930201   2226.990000   75.000000    452000.000000   5.796800  1       1       2
 1169192    238000.000000   224223.900000   19930301   1467.130000   89.800000    265000.000000   5.171800  1       1       2
 1169382    335000.000000   315597.950000   19930101   2194.590000   77.000000    440000.000000   5.796800  1       1       2
 1171339    600000.000000   566159.580000   19930201   3977.370000   75.000000    800000.000000   5.921800  1       1       1
 1171420    264600.000000   250276.960000   19930501   1672.460000   89.900000    298000.000000   5.421800  1       1       2
 1171461    408000.000000   382511.140000   19930301   2562.440000   80.000000    510000.000000   5.421800  1       1       2
 1171891    435000.000000   409353.470000   19930101   2749.500000   77.300000    863000.000000   5.421800  1       1       2
 1172949    216100.000000   198489.520000   19930101   1492.550000   95.000000    232000.000000   6.296800  1       1       2
 1173608    238450.000000   225825.610000   19930101   1606.490000   76.900000    310000.000000   6.046800  1       1       1
 1173756    274500.000000   252063.270000   19930201   1698.030000   47.700000    575000.000000   5.421800  1       1       1
 1174424    302400.000000   286038.900000   19930101   2011.880000   80.000000    380000.000000   5.921800  1       1       2
 1174630    700000.000000   662327.310000   19930101   5257.120000   63.600000   1100000.000000   7.296800  1       1       1
 1174705    292000.000000   276531.060000   19930201   1942.690000   80.000000    366500.000000   5.921800  1       1       2
 1174994    264000.000000   247995.960000   19930101   1607.850000   75.400000    350000.000000   5.046800  5       1       1
 1175629    249300.000000   236946.200000   19930701   1616.960000   95.000000    263000.000000   5.671800  1       1       2
 1175652    244700.000000   232024.210000   19930101   1669.290000   92.300000    266000.000000   6.171800  1       1       2
 1175926    250000.000000   236764.390000   19930101   1684.300000   86.200000    290000.000000   6.046800  1       1       1
 1176973    223250.000000   195857.200000   19930201   1374.660000   95.000000    238000.000000   5.171800  1       1       2
 1177658    230000.000000   217822.970000   19930101   1549.560000   71.900000    320000.000000   6.046800  1       1       1
 1179480    220000.000000   207702.720000   19931001   1426.920000   74.100000    297000.000000   5.671800  1       1       1
 1179944    234650.000000   223263.220000   19930601   1561.140000   95.000000    248000.000000   5.921800  1       1       2
 1182500    320000.000000   303060.210000   19930301   2375.430000   80.000000    400000.000000   7.171800  1       1       2
 1182534    308000.000000   292719.100000   19930201   2127.280000   80.000000    385000.000000   6.296800  1       1       2
 1183532    396000.000000   372665.100000   19930201   2412.830000   74.700000    530000.000000   5.046800  1       1       1
 1184571    352000.000000   331497.250000   19930201   2171.940000   80.000000    440000.000000   5.171800  1       1       1
 1188796    408000.000000   384507.050000   19930601   2612.470000   75.600000    540000.000000   5.546800 10       1       2
 1188846    350000.000000   255226.560000   19930201   2358.020000   35.000000   1000000.000000   6.046800  1       1       1
 1195031    238500.000000   225320.310000   19930401   1489.920000   90.000000    268000.000000   5.296800  1       1       2
 1199165    321000.000000   304359.660000   19930501   2189.790000   56.500000    568000.000000   6.171800  1       1       1
 1199199    332900.000000   315701.240000   19930501   2242.810000   81.000000    411000.000000   6.046800  1       1       2
 1199504    387000.000000   368220.450000   19930601   2574.730000   79.000000    490000.000000   5.921800  1       1       1
 1200039    412000.000000   391114.290000   19930601   2672.230000   80.000000    520000.000000   5.671800  1       1       2
 1200807    275000.000000   261647.370000   19930401   1875.990000   50.000000    550000.000000   6.171800  1       1       1
 1200864    620000.000000   584864.580000   19930501   3770.700000   68.900000    900000.000000   5.046800  1       1       1
 1200922    325000.000000   307407.560000   19930501   2054.230000   50.400000    648000.000000   5.421800  1       1       2
 1202159    312900.000000   295204.040000   19930501   1903.560000   51.100000    613000.000000   5.046800  1       1       2
 1202175    300000.000000   282453.900000   19930801   1750.720000   58.800000    518000.000000   4.671800  1       1       2
 1202217    230000.000000   218254.650000   19930601   1491.780000   37.400000    615000.000000   5.671800  1       1       1
 1202662    266000.000000   252507.070000   19930501   1747.440000   72.900000    365000.000000   5.796800  1       1       1
 1202738    240000.000000   165696.230000   19930501   1238.860000   67.600000    355000.000000   6.546800  1       1       1
 1203199    246000.000000   232977.030000   19930601   1554.890000   67.600000    364000.000000   5.421800  1       1       1
 1203280    232900.000000   220570.050000   19930601   1472.090000   83.800000    278000.000000   5.421800  1       1       1
 1204171    235600.000000   221112.300000   19930601   1547.730000   95.000000    250000.000000   5.796800  1       1       2
 1206127    250000.000000   237594.590000   19930501   1663.260000   60.100000    416000.000000   5.921800  1       1       1
 1206184    225000.000000   212141.740000   19930601   1349.740000   90.000000    250000.000000   4.921800  1       1       1
 1206317    249950.000000   238034.920000   19930801   1662.930000   95.000000    264000.000000   5.921800  1       1       2
 1206531    243000.000000   222842.660000   19930501   1596.340000   90.000000    270000.000000   5.796800  1       1       1
 1206762    235000.000000   222817.640000   19930501   1524.210000   49.000000    480000.000000   5.671800  1       1       1
 1206796    245000.000000   232580.050000   19930601   1589.070000   89.100000    275000.000000   5.671800  1       1       1
 1207489    310000.000000   294615.390000   19930501   2062.440000   54.900000    565000.000000   5.921800  1       1       1
 1207729    248400.000000   235523.130000   19930501   1611.120000   87.200000    285000.000000   5.671800  1       1       1
 1208982    215100.000000   205510.780000   19931201   1395.140000   90.000000    239000.000000   5.671800  1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1209048      WASHINGTON      DC         20007       1YCMT        3.250000       12.875000        3.250000       360      309
 1209113      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.500000        3.000000       360      312
 1210020      VIENNA          VA         22180       1YCMT        3.000000       12.750000        3.000000       360      308
 1210368      POTOMAC         MD         20854       1YCMT        3.000000       13.125000        3.000000       360      307
 1210640      VIENNA          VA         22180       1YCMT        3.000000       12.250000        3.000000       360      308
 1211572      WASHINGTON      DC         20007       1YCMT        2.750000       13.500000        2.750000       360      306
 1211580      WASHINGTON      DC         20012       1YCMT        3.250000       13.375000        3.250000       360      307
 1211721      WASHINGTON      DC         20011       1YCMT        3.000000       12.875000        3.000000       360      311
 1211853      POTOMAC         MD         20854       1YCMT        3.000000       13.125000        3.000000       360      307
 1211879      WASHINGTON      DC         20016       1YCMT        3.000000       13.250000        3.000000       360      307
 1212109      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.875000        3.000000       360      307
 1212653      ALEXANDRIA      VA         22306       1YCMT        3.000000       12.500000        3.000000       360      306
 1212679      FAIRFAX         VA         22030       1YCMT        3.000000       12.875000        3.000000       360      309
 1212794      ALEXANDRIA      VA         22314       1YCMT        3.000000       12.750000        3.000000       360      308
 1212877      BETHESDA        MD         20817       1YCMT        3.000000       12.750000        3.000000       360      308
 1212927      MCLEAN          VA         22101       1YCMT        3.000000       13.000000        3.000000       360      306
 1213016      RESTON          VA         22091       1YCMT        2.750000       13.500000        2.750000       360      307
 1213313      COCKEYSVILL     MD         21030       1YCMT        3.000000       12.625000        3.000000       360      317
 1213453      BETHESDA        MD         20817       1YCMT        3.000000       12.875000        3.000000       360      308
 1213883      VIRGINIA BE     VA         23451       1YCMT        3.000000       12.500000        3.000000       360      310
 1214972      BETHESDA        MD         20817       1YCMT        3.000000       12.875000        3.000000       360      307
 1215425      GIBSON ISLA     MD         21056       1YCMT        3.000000       12.750000        3.000000       360      308
 1215904      GERMANTOWN      MD         20874       1YCMT        3.000000       12.875000        3.000000       360      308
 1216449      HERNDON         VA         22070       1YCMT        3.000000       13.000000        3.000000       360      309
 1216514      BOWIE           MD         20720       1YCMT        3.250000       12.750000        3.250000       360      310
 1217371      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.875000        3.000000       360      308
 1218510      CLIFTON         VA         22024       1YCMT        3.250000       13.000000        3.250000       360      311
 1219104      WALDORF         MD         20603       1YCMT        3.000000       13.000000        3.000000       360      308
 1219658      POTOMAC         MD         20854       1YCMT        3.000000       12.750000        3.000000       360      308
 1220128      BURTONSVILL     MD         20866       1YCMT        3.250000       13.000000        3.250000       360      308
 1220375      WASHINGTON      DC         20007       1YCMT        3.000000       12.750000        3.000000       360      310
 1220730      ROCKVILLE       MD         20850       1YCMT        3.000000       12.750000        3.000000       360      309
 1220870      CLIFTON         VA         22024       1YCMT        3.000000       12.750000        3.000000       360      310
 1221514      POTOMAC         MD         20854       1YCMT        3.250000       13.125000        3.250000       360      308
 1221696      POTOMAC         MD         20854       1YCMT        3.000000       13.000000        3.000000       360      308
 1221712      BETHESDA        MD         20814       1YCMT        3.000000       12.875000        3.000000       360      308
 1223205      BETHESDA        MD         20817       1YCMT        3.000000       12.750000        3.000000       360      308
 1223916      MOUNT AIRY      MD         21771       1YCMT        3.250000       12.875000        3.250000       360      317
 1224054      ARLINGTON       VA         22202       1YCMT        3.000000       12.625000        3.000000       360      309
 1224385      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.000000        3.000000       360      308
 1224682      GRAFTON         VA         23692       1YCMT        2.750000       10.875000        2.750000       360      314
 1225028      VIENNA          VA         22182       1YCMT        3.000000       12.750000        3.000000       360      309
 1225267      WASHINGTON      DC         20015       1YCMT        3.000000       12.750000        3.000000       360      308
 1225895      POTOMAC         MD         20854       1YCMT        3.000000       12.750000        3.000000       360      309
 1226083      WASHINGTON      DC         20007       1YCMT        3.000000       12.625000        3.000000       360      310
 1226091      OLNEY           MD         20832       1YCMT        3.000000       12.875000        3.000000       360      311
 1227172      ROCKVILLE       MD         20852       1YCMT        3.000000       12.750000        3.000000       360      309
 1227784      CENTREVILLE     VA         22020       1YCMT        3.250000       13.125000        3.250000       360      308
 1227883      BETHESDA        MD         20817       1YCMT        3.000000       12.750000        3.000000       360      308
 1227917      BETHESDA        MD         20817       1YCMT        3.000000       12.875000        3.000000       360      310
 1228139      FAIRFAX         VA         22030       1YCMT        3.000000       12.750000        3.000000       360      309
 1228212      WASHINGTON      DC         20008       1YCMT        3.000000       12.750000        3.000000       360      310
 1228873      ROCKVILLE       MD         20852       1YCMT        3.000000       12.500000        3.000000       360      310
 1228881      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.750000        3.000000       360      308
 1230127      WASHINGTON      DC         20015       1YCMT        3.000000       12.750000        3.000000       360      308
 1230176      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      309
 1230184      VIENNA          VA         22182       1YCMT        3.000000       12.500000        3.000000       360      309
 1230275      POTOMAC         MD         20854       1YCMT        3.000000       12.875000        3.000000       360      308
 1230580      ARLINGTON       VA         22202       1YCMT        3.000000       12.875000        3.000000       360      308
 1231018      FAIRFAX         VA         22030       1YCMT        3.000000       12.750000        3.000000       360      309
 1231240      EDGEWATER       MD         21037       1YCMT        3.000000       12.750000        3.000000       360      309
 1232446      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      309
 1232503      WASHINGTON      DC         20015       1YCMT        3.000000       12.750000        3.000000       360      309
 1232776      ELLICOTT CI     MD         21043       1YCMT        3.000000       12.750000        3.000000       360      309
 1232925      ANNAPOLIS       MD         21403       1YCMT        3.000000       12.875000        3.000000       360      320
 1233485      WASHINGTON      DC         20007       1YCMT        3.000000       12.750000        3.000000       360      309
 1233923      KENSINGTON      MD         20895       1YCMT        3.000000       12.625000        3.000000       360      310
 1234269      DARNESTOWN      MD         20878       1YCMT        3.000000       12.750000        3.000000       360      309
 1234384      MCLEAN          VA         22101       1YCMT        3.000000       12.625000        3.000000       360      311
 1234574      POTOMAC         MD         20854       1YCMT        3.000000       12.750000        3.000000       360      311
 1235076      BURKE           VA         22015       1YCMT        3.250000       12.750000        3.250000       360      310
 1235951      POTOMAC         MD         20854       1YCMT        3.000000       12.875000        3.000000       360      309
 1236538      BETHESDA        MD         20817       1YCMT        3.000000       12.875000        3.000000       360      308
 1236587      BETHESDA        MD         20816       1YCMT        3.000000       12.500000        3.000000       360      310
 1236611      BETHESDA        MD         20814       1YCMT        3.000000       12.875000        3.000000       360      308
 1236702      BALTIMORE       MD         21093       1YCMT        3.000000       12.500000        3.000000       360      309
 1238898      CROFTON         MD         21114       1YCMT        3.000000       12.625000        3.000000       360      309
 1238963      RESTON          VA         22094       1YCMT        3.000000       12.500000        3.000000       360      310
 1239078      WOODBRIDGE      VA         22192       1YCMT        3.250000       12.750000        3.250000       360      310
 1239961      BALTIMORE       MD         21228       1YCMT        3.000000       12.625000        3.000000       360      309

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1209048    221350.000000   210382.430000   19930701   1435.680000   95.000000   245000.000000   5.671800   1       1       2
 1209113    238000.000000   225606.960000   19931001   1504.330000   79.300000   300000.000000   5.421800   1       1       1
 1210020    242000.000000   229732.220000   19930601   1569.610000   78.100000   310000.000000   5.671800   1       1       1
 1210368    496500.000000   472080.660000   19930501   3263.220000   73.000000   680000.000000   5.796800   1       1       1
 1210640    308000.000000   289782.410000   19930601   1895.140000   80.000000   385000.000000   5.171800   1       1       1
 1211572    269000.000000   240231.270000   19930401   1901.410000   62.400000   431000.000000   7.296800   1       1       1
 1211580    223250.000000   212309.620000   19930501   1541.940000   95.000000   238000.000000   6.296800   1       1       2
 1211721    306000.000000   291842.660000   19930901   2010.210000   72.000000   425000.000000   5.796800   1       1       1
 1211853    350000.000000   333006.920000   19930501   2358.020000   56.000000   625000.000000   6.046800   1       1       1
 1211879    432500.000000   410852.120000   19930501   2877.440000   50.000000   865000.000000   5.921800   1       1       1
 1212109    223500.000000   212163.080000   19930501   1468.240000   52.000000   430000.000000   5.796800   1       1       1
 1212653    265000.000000   229682.680000   19930401   1678.020000   70.700000   375000.000000   5.421800   1       1       1
 1212679    446000.000000   424376.990000   19930701   2929.910000   78.900000   565000.000000   5.796800   1       1       1
 1212794    279000.000000   264546.080000   19930601   1786.470000   90.000000   310000.000000   5.546800  10       1       2
 1212877    297100.000000   282038.930000   19930601   1926.990000   59.400000   500000.000000   5.671800   1       1       1
 1212927    270150.000000   256091.270000   19930401   1792.750000   85.200000   317000.000000   5.921800   1       1       1
 1213016    225000.000000   210769.730000   19930501   1648.900000   75.000000   300000.000000   7.171800   1       1       1
 1213313    750000.000000   718818.000000   19940301   4802.340000   48.400000  1550000.000000   5.546800   1       1       2
 1213453    268000.000000   254709.140000   19930601   1760.570000   80.000000   335000.000000   5.796800   1       1       1
 1213883    245000.000000   232270.410000   19930801   1548.570000   86.000000   292000.000000   5.421800   1       1       2
 1214972    327000.000000   310413.330000   19930501   2148.160000   48.400000   675000.000000   5.796800   1       1       1
 1215425    384000.000000   364533.880000   19930601   2490.620000   54.900000   700000.000000   5.671800   1       1       1
 1215904    242500.000000   229382.760000   19930601   1512.890000   89.800000   270000.000000   5.296800   1       1       1
 1216449    247500.000000   233149.060000   19930701   1564.370000   90.000000   277000.000000   5.421800   1       1       2
 1216514    218300.000000   207730.000000   19930801   1415.890000   95.000000   230000.000000   5.671800   1       1       2
 1217371    235000.000000   215327.730000   19930601   1543.790000   74.600000   315000.000000   5.796800   1       1       1
 1218510    250000.000000   237253.370000   19930901   1663.260000   94.300000   270000.000000   5.921800   1       1       2
 1219104    242350.000000   230589.520000   19930601   1612.370000   95.000000   257000.000000   5.921800   1       1       2
 1219658    900000.000000   854376.260000   19930601   5837.390000   45.000000  2000000.000000   5.671800   1       1       1
 1220128    233700.000000   216748.960000   19930601   1535.250000   93.500000   250000.000000   5.796800   1       1       2
 1220375    935000.000000   889727.310000   19930801   6064.400000   37.400000  2500000.000000   5.671800   1       1       1
 1220730    565000.000000   537002.540000   19930701   3664.580000   75.300000   750000.000000   5.671800   1       1       1
 1220870    292000.000000   276237.660000   19930801   1774.230000   80.000000   380000.000000   5.046800   1       1       2
 1221514    234650.000000   223011.220000   19930601   1541.490000   95.000000   250000.000000   5.796800   1       1       2
 1221696    907500.000000   863463.340000   19930601   6037.630000   55.000000  1650000.000000   5.921800   1       1       2
 1221712    246150.000000   231525.210000   19930601   1617.040000   84.900000   290000.000000   5.796800   1       1       2
 1223205    253650.000000   240791.760000   19930601   1645.170000   87.500000   290000.000000   5.671800  10       1       1
 1223916    235050.000000   225277.230000   19940301   1505.060000   95.000000   248500.000000   5.546800   1       1       2
 1224054    317700.000000   298911.280000   19930701   1930.380000   90.000000   360000.000000   5.046800   1       1       2
 1224385    335000.000000   318743.850000   19930601   2228.770000   55.200000   607000.000000   5.921800   5       1       1
 1224682    217855.000000   205117.690000   19931201   1408.000000   72.600000   350000.000000   5.796800   1       1       2
 1225028    397000.000000   377327.210000   19930701   2574.940000   74.900000   530000.000000   5.671800   1       1       1
 1225267    249500.000000   163216.710000   19930601   1618.260000   49.900000   500000.000000   5.671800  10       1       1
 1225895    278000.000000   264223.870000   19930701   1803.110000   65.400000   425000.000000   5.671800   1       1       1
 1226083    271000.000000   257579.360000   19930801   1735.250000   45.200000   600000.000000   5.546800   1       1       1
 1226091    329200.000000   313969.750000   19930901   2162.610000   90.000000   375000.000000   5.796800   1       1       2
 1227172    262400.000000   249110.870000   19930701   1680.180000   90.000000   293000.000000   5.546800  10       1       2
 1227784    242250.000000   230750.150000   19930601   1632.090000   95.000000   256000.000000   6.046800   1       1       2
 1227883    258000.000000   242935.260000   19930601   1673.390000   75.900000   340000.000000   5.671800   1       1       1
 1227917    350000.000000   333422.360000   19930801   2299.260000   48.300000   780000.000000   5.796800   1       1       2
 1228139    324000.000000   307944.780000   19930701   2101.460000   75.000000   432000.000000   5.671800   1       1       1
 1228212    244000.000000   232185.600000   19930801   1582.580000   80.000000   305000.000000   5.671800   1       1       1
 1228873    255100.000000   239582.690000   19930801   1612.410000   89.200000   286500.000000   5.421800  10       1       2
 1228881    515000.000000   488892.720000   19930601   3340.290000   50.500000  1020000.000000   5.671800   1       1       1
 1230127    250000.000000   227850.310000   19930601   1621.500000   38.500000   650000.000000   5.671800   1       1       1
 1230176    300000.000000   284153.400000   19930701   1896.210000   41.700000   720000.000000   5.421800   1       1       1
 1230184    300000.000000   284473.490000   19930701   1896.210000   75.000000   400000.000000   5.421800   1       1       1
 1230275    396500.000000   376836.120000   19930601   2604.730000   79.300000   500000.000000   5.796800  10       1       1
 1230580    236000.000000   221250.870000   19930601   1550.360000   52.700000   448000.000000   5.796800   5       1       1
 1231018    321100.000000   305188.500000   19930701   2082.650000   73.000000   440000.000000   5.671800   1       1       1
 1231240    303000.000000   287768.680000   19930701   1965.260000   60.000000   505000.000000   5.671800   1       1       1
 1232446    354500.000000   336152.770000   19930701   2240.690000   61.100000   580000.000000   5.421800   1       1       1
 1232503    285300.000000   271162.000000   19930701   1850.460000   87.800000   325000.000000   5.671800   1       1       1
 1232776    279150.000000   261016.050000   19930701   1810.570000   87.900000   317500.000000   5.671800   1       1       1
 1232925    304000.000000   292874.260000   19940601   1997.070000   80.000000   380000.000000   5.796800   1       1       1
 1233485    237000.000000   223250.660000   19930701   1537.180000   84.600000   280000.000000   5.671800  10       1       1
 1233923    260000.000000   247132.950000   19930801   1664.810000   61.900000   420000.000000   5.546800   1       1       1
 1234269    295000.000000   280381.590000   19930701   1913.370000   73.800000   400000.000000   5.671800   1       1       1
 1234384    925000.000000   879971.450000   19930901   5922.880000   50.000000  1850000.000000   5.546800   1       1       1
 1234574    340000.000000   323920.170000   19930901   2205.240000   75.600000   450000.000000   5.671800   1       1       1
 1235076    226100.000000   215151.820000   19930801   1466.490000   95.000000   238000.000000   5.671800   1       1       2
 1235951    247500.000000   235500.890000   19930701   1625.900000   82.500000   300000.000000   5.796800   1       1       1
 1236538    428750.000000   407483.990000   19930601   2816.590000   73.300000   585000.000000   5.796800   1       1       1
 1236587    316000.000000   298207.750000   19930801   1869.260000   80.000000   395000.000000   4.796800   1       1       2
 1236611    575000.000000   546480.040000   19930601   3777.350000   71.900000   800000.000000   5.796800   1       1       1
 1236702    410500.000000   309161.210000   19930701   2594.640000   29.300000  1400000.000000   5.421800   1       1       1
 1238898    232000.000000   220250.170000   19930701   1485.530000   80.000000   290000.000000   5.546800   1       1       1
 1238963    230500.000000   218842.080000   19930801   1456.920000   89.700000   257000.000000   5.421800  10       1       1
 1239078    223250.000000   210916.190000   19930801   1448.000000   95.000000   239000.000000   5.671800   1       1       2
 1239961    298500.000000   283382.760000   19930701   1911.330000   79.600000   375000.000000   5.546800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1240423      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      310
 1240555      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.500000        3.000000       360      310
 1240704      WASHINGTON      DC         20008       1YCMT        3.000000       12.500000        3.000000       360      309
 1240894      RESTON          VA         22090       1YCMT        3.000000       12.750000        3.000000       360      311
 1241173      CENTREVILLE     VA         22020       1YCMT        3.000000       12.500000        3.000000       360      310
 1242189      SPARKS          MD         21152       1YCMT        3.000000       12.625000        3.000000       360      310
 1242502      FAIRFAX         VA         22030       1YCMT        3.000000       12.500000        3.000000       360      310
 1243054      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      308
 1243153      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.625000        3.000000       360      309
 1243476      WASHINGTON      DC         20016       1YCMT        3.000000       12.625000        3.000000       360      309
 1244813      SILVER SPRI     MD         20904       1YCMT        3.000000       12.625000        3.000000       360      310
 1245117      WASHINGTON      DC         20008       1YCMT        3.000000       12.625000        3.000000       360      310
 1245596      WASHINGTON      DC         20015       1YCMT        3.000000       12.500000        3.000000       360      310
 1245646      WASHINGTON      DC         20016       1YCMT        3.000000       12.500000        3.000000       360      310
 1246172      MARRIOTTSVI     MD         21104       1YCMT        3.000000       12.625000        3.000000       360      310
 1246511      MCLEAN          VA         22101       1YCMT        3.000000       12.500000        3.000000       360      309
 1246537      OLNEY           MD         20832       1YCMT        3.000000       12.500000        3.000000       360      309
 1246644      BETHESDA        MD         20816       1YCMT        3.000000       12.500000        3.000000       360      310
 1246677      ROCKVILLE       MD         20853       1YCMT        3.000000       12.625000        3.000000       360      311
 1246859      WASHINGTON      DC         20008       1YCMT        3.000000       12.500000        3.000000       360      310
 1248129      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      310
 1248533      POTOMAC         MD         20854       1YCMT        3.000000       12.625000        3.000000       360      310
 1248764      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      310
 1248855      BETHESDA        MD         20817       1YCMT        3.000000       12.750000        3.000000       360      311
 1249192      BOWIE           MD         20720       1YCMT        3.000000       12.500000        3.000000       360      314
 1249481      KENSINGTON      MD         20895       1YCMT        3.000000       12.625000        3.000000       360      310
 1249580      ALEXANDRIA      VA         22302       1YCMT        3.000000       12.625000        3.000000       360      311
 1249689      UPPER MARLB     MD         20772       1YCMT        2.750000       13.000000        2.750000       360      325
 1250190      VIENNA          VA         22181       1YCMT        3.000000       12.500000        3.000000       360      309
 1250257      VIENNA          VA         22182       1YCMT        3.000000       12.625000        3.000000       360      309
 1250893      BETHESDA        MD         20817       1YCMT        3.000000       12.500000        3.000000       360      310
 1251016      DAVIDSONVIL     MD         21035       1YCMT        3.000000       12.500000        3.000000       360      310
 1251057      GREAT FALLS     VA         22066       1YCMT        3.000000       12.500000        3.000000       360      311
 1251263      EDGEWATER       MD         21037       1YCMT        3.000000       12.500000        3.000000       360      310
 1251552      ANNAPOLIS       MD         21041       1YCMT        3.000000       12.500000        3.000000       360      310
 1251685      GRASONVILLE     MD         21638       1YCMT        3.000000       12.375000        3.000000       360      313
 1251826      ALEXANDRIA      VA         22301       1YCMT        3.000000       12.500000        3.000000       360      310
 1252097      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.625000        3.000000       360      310
 1252436      ROCKVILLE       MD         20850       1YCMT        3.000000       12.625000        3.000000       360      311
 1252691      IJAMSVILLE      MD         21754       1YCMT        3.000000       12.500000        3.000000       360      314
 1252782      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.500000        3.000000       360      310
 1252816      SILVER SPRI     MD         20905       1YCMT        3.000000       12.750000        3.000000       360      311
 1253830      MITCHELLVIL     MD         20721       1YCMT        3.000000       12.875000        3.000000       360      311
 1253921      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      312
 1254044      GLEN ARM        MD         21057       1YCMT        3.000000       12.625000        3.000000       360      311
 1254077      WASHINGTON      DC         20016       1YCMT        3.000000       12.875000        3.000000       360      310
 1254184      WASHINGTON      DC         20016       1YCMT        3.000000       12.500000        3.000000       360      310
 1257369      VIRGINIA BE     VA         23456       1YCMT        3.250000       12.750000        3.250000       360      312
 1260272      WASHINGTON      DC         20008       1YCMT        3.000000       12.875000        3.000000       360      311
 1260363      CROFTON         MD         21114       1YCMT        3.250000       12.875000        3.250000       360      312
 1260470      POTOMAC         MD         20854       1YCMT        3.000000       12.750000        3.000000       360      311
 1260884      GAMBRILLS       MD         21054       1YCMT        3.000000       12.625000        3.000000       360      318
 1261924      STERLING        VA         20165       1YCMT        3.000000       12.750000        3.000000       360      310
 1263359      POTOMAC         MD         20854       1YCMT        3.000000       12.750000        3.000000       360      311
 1263425      HERNDON         VA         22070       1YCMT        3.000000       12.750000        3.000000       360      311
 1263714      SILVER SPRI     MD         20906       1YCMT        3.000000       12.750000        3.000000       360      311
 1264308      FAIRFAX         VA         22033       1YCMT        3.000000       12.625000        3.000000       360      313
 1264605      ANNAPOLIS       MD         21403       1YCMT        3.000000       12.625000        3.000000       360      315
 1266253      WASHINGTON      DC         20016       1YCMT        3.000000       12.625000        3.000000       360      310
 1266741      ARNOLD          MD         21012       1YCMT        2.750000       11.875000        2.750000       360      314
 1267848      ARLINGTON       VA         22201       1YCMT        3.000000       12.875000        3.000000       360      312
 1268416      ARLINGTON       VA         22207       1YCMT        3.000000       12.625000        3.000000       360      312
 1269471      BETHESDA        MD         20816       1YCMT        3.000000       12.625000        3.000000       360      313
 1269513      COLUMBIA        MD         21044       1YCMT        3.000000       12.625000        3.000000       360      311
 1270636      POTOMAC         MD         20854       1YCMT        3.000000       12.750000        3.000000       360      312
 1271741      SILVER SPRI     MD         20901       1YCMT        3.000000       12.875000        3.000000       360      310
 1272129      DAVIDSONVIL     MD         21035       1YCMT        3.000000       12.625000        3.000000       360      312
 1272319      CHANTILLY       VA         22021       1YCMT        3.000000       12.750000        3.000000       360      311
 1272335      FAIRFAX STA     VA         22039       1YCMT        3.250000       12.750000        3.250000       360      314
 1274778      ARLINGTON       VA         22213       1YCMT        3.250000       12.875000        3.250000       360      312
 1274901      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      310
 1275072      WASHINGTON      DC         20008       1YCMT        3.000000       12.250000        3.000000       360      314
 1275221      MCLEAN          VA         22101       1YCMT        3.000000       12.500000        3.000000       360      312
 1275429      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.500000        3.000000       360      312
 1275577      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.750000        3.000000       360      311
 1276484      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.625000        3.000000       360      313
 1276674      QUEENSTOWN      MD         21658       1YCMT        3.000000       12.500000        3.000000       360      312
 1280015      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      313
 1280429      ARLINGTON       VA         22205       1YCMT        3.250000       12.750000        3.250000       360      312
 1281179      DAYTON          MD         21036       1YCMT        3.000000       11.750000        3.000000       360      313

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1240423    450000.000000   427243.510000   19930801   2844.310000   60.000000   750000.000000   5.421800   1       1       1
 1240555    300000.000000   284826.890000   19930801   1896.210000   80.000000   390000.000000   5.421800   1       1       2
 1240704    690000.000000   622983.410000   19930701   4361.270000   60.000000  1150000.000000   5.421800   1       1       1
 1240894    219000.000000   208642.890000   19930901   1420.430000   60.000000   365000.000000   5.671800   1       1       1
 1241173    215000.000000   204125.950000   19930801   1358.950000   79.600000   270000.000000   5.421800   1       1       1
 1242189    315500.000000   296804.880000   19930801   2020.190000   66.400000   475000.000000   5.546800   1       1       1
 1242502    300000.000000   227889.900000   19930801   1896.210000   35.300000   850000.000000   5.421800   1       1       1
 1243054    415000.000000   392326.410000   19930601   2556.910000   70.900000   585000.000000   5.171800   1       1       1
 1243153    570000.000000   541132.610000   19930701   3649.780000   67.900000   840000.000000   5.546800   1       1       1
 1243476    453000.000000   430058.240000   19930701   2900.610000   28.100000  1610000.000000   5.546800   1       1       1
 1244813    261000.000000   208470.350000   19930801   1671.220000   90.000000   290000.000000   5.546800   1       1       2
 1245117    450000.000000   427565.220000   19930801   2881.400000   50.000000   900000.000000   5.546800   1       1       1
 1245596    320000.000000   202299.560000   19930801   2022.620000   67.400000   475000.000000   5.421800  10       1       1
 1245646    256500.000000   241432.230000   19930801   1621.260000   90.000000   290000.000000   5.421800   5       1       2
 1246172    307000.000000   291806.810000   19930801   1965.760000   74.700000   411000.000000   5.546800   1       1       1
 1246511   1000000.000000   948245.580000   19930701   6320.690000   43.500000  2300000.000000   5.421800   1       1       1
 1246537    220000.000000   208614.180000   19930701   1390.550000   88.000000   250000.000000   5.421800   1       1       1
 1246644    247500.000000   234982.370000   19930801   1564.370000   90.000000   275000.000000   5.421800   1       1       2
 1246677    261000.000000   248383.060000   19930901   1671.220000   90.000000   290000.000000   5.546800   1       1       2
 1246859    750000.000000   711518.360000   19930801   4740.520000   68.200000  1100000.000000   5.421800  10       1       2
 1248129    230000.000000   215433.250000   19930801   1434.910000   38.300000   600000.000000   5.296800   1       1       1
 1248533    517000.000000   491414.420000   19930801   3310.410000   74.900000   690000.000000   5.546800   1       1       2
 1248764    350000.000000   330070.010000   19930801   2212.240000   60.300000   580000.000000   5.421800   1       1       1
 1248855    445000.000000   423882.140000   19930901   2886.270000   63.600000   700000.000000   5.671800   1       1       1
 1249192    246450.000000   235377.000000   19931201   1578.050000   95.000000   260000.000000   5.546800   1       1       2
 1249481    325000.000000   308915.780000   19930801   2081.020000   66.100000   492000.000000   5.546800   1       1       1
 1249580    225000.000000   213640.010000   19930901   1403.710000   75.000000   312000.000000   5.296800   1       1       2
 1249689    302000.000000   292720.260000   19941101   2009.220000   76.500000   395000.000000   5.921800   1       1       1
 1250190    301500.000000   285895.950000   19930701   1905.690000   90.000000   335000.000000   5.421800   1       1       1
 1250257    248200.000000   221923.650000   19930701   1589.260000   76.100000   326000.000000   5.546800   1       1       1
 1250893    229500.000000   217379.910000   19930801   1413.080000   90.000000   255000.000000   5.171800   1       1       2
 1251016    240800.000000   228621.290000   19930801   1522.020000   73.000000   330000.000000   5.421800   1       1       1
 1251057    816000.000000   775691.050000   19930901   5157.680000   58.300000  1400000.000000   5.421800   1       1       1
 1251263    358000.000000   285582.610000   19930801   2262.810000   55.100000   650000.000000   5.421800   1       1       1
 1251552    500000.000000   218292.820000   19930801   3160.350000   44.400000  1125000.000000   5.421800   1       1       1
 1251685    250400.000000   238003.870000   19931101   1582.700000   86.600000   289000.000000   5.421800   1       1       1
 1251826    280000.000000   265838.280000   19930801   1769.800000   70.000000   400000.000000   5.421800   1       1       1
 1252097    293000.000000   278499.480000   19930801   1876.120000   58.000000   505000.000000   5.546800   1       1       1
 1252436    333000.000000   316548.950000   19930901   2132.240000   90.000000   370000.000000   5.546800   1       1       2
 1252691    327600.000000   312554.010000   19931201   2070.660000   89.800000   365000.000000   5.421800   1       1       1
 1252782    500000.000000   474711.450000   19930801   3160.350000   47.600000  1050000.000000   5.421800   1       1       1
 1252816    300000.000000   285596.190000   19930901   1945.800000   80.000000   375000.000000   5.671800   1       1       1
 1253830    223000.000000   212398.980000   19930901   1464.960000   79.900000   279000.000000   5.796800   1       1       1
 1253921    233000.000000   221760.290000   19931001   1472.720000   31.900000   730000.000000   5.421800   1       1       1
 1254044    240000.000000   228398.380000   19930901   1536.750000   80.000000   300000.000000   5.546800   1       1       1
 1254077    305000.000000   286291.350000   19930801   2003.640000   47.700000   640000.000000   5.796800   1       1       1
 1254184    500000.000000   474313.440000   19930801   3160.350000   69.900000   715000.000000   5.421800   1       1       1
 1257369    232750.000000   221522.280000   19931001   1471.140000   95.000000   285000.000000   5.421800   1       1       2
 1260272    239000.000000   227942.260000   19930901   1570.070000   79.700000   300000.000000   5.796800  10       1       1
 1260363    247000.000000   231989.180000   19931001   1602.040000   95.000000   260000.000000   5.671800   1       1       2
 1260470    725000.000000   689155.460000   19930901   4702.340000   69.700000  1040000.000000   5.671800   1       1       1
 1260884    315000.000000   300686.610000   19940401   1991.020000   89.700000   351000.000000   5.421800   1       1       1
 1261924    240350.000000   228193.880000   19930801   1519.180000   95.000000   257000.000000   5.421800   1       1       2
 1263359    620000.000000   590678.560000   19930901   4021.310000   59.000000  1050000.000000   5.671800   1       1       1
 1263425    248000.000000   101023.140000   19930901   1547.200000   80.000000   310000.000000   5.296800   1       1       2
 1263714    219000.000000   194116.390000   19930901   1420.430000   74.200000   295000.000000   5.671800   1       1       1
 1264308    231900.000000   210828.640000   19931101   1484.890000   80.000000   290000.000000   5.546800   1       1       2
 1264605    225000.000000   215061.150000   19940101   1440.700000   74.300000   303000.000000   5.546800   1       1       1
 1266253    426000.000000   404454.110000   19930801   2692.620000   50.100000   850000.000000   5.421800   1       1       1
 1266741    446000.000000   103403.530000   19931201    823.650000   75.000000   595000.000000   6.796800   1       1       1
 1267848    220050.000000   210110.890000   19931001   1445.580000   90.000000   245000.000000   5.796800  10       1       2
 1268416    241000.000000   229225.990000   19931001   1523.290000   89.300000   270000.000000   5.421800   1       1       1
 1269471    431250.000000   410946.430000   19931101   2725.800000   75.000000   575000.000000   5.421800   1       1       1
 1269513    240000.000000   228398.380000   19930901   1536.750000   79.200000   303000.000000   5.546800   1       1       1
 1270636    350000.000000   333839.460000   19931001   2270.100000   79.500000   440000.000000   5.671800   1       1       1
 1271741    253000.000000   240749.470000   19930801   1640.960000   44.400000   570000.000000   5.671800   1       1       1
 1272129    305000.000000   286268.880000   19931001   1952.950000   77.600000   393000.000000   5.546800   1       1       1
 1272319    246000.000000   234365.550000   19930901   1595.560000   74.500000   330000.000000   5.671800   1       1       1
 1272335    235750.000000   224191.230000   19931201   1432.450000   94.800000   249000.000000   5.046800   1       1       2
 1274778    247000.000000   235843.810000   19931001   1622.620000   95.000000   260000.000000   5.796800   1       1       2
 1274901    600000.000000   567831.960000   19930801   3646.980000   75.000000   800000.000000   5.046800   1       1       1
 1275072    400000.000000   380806.970000   19931201   2462.870000   80.000000   500000.000000   5.171800   1       1       2
 1275221    285000.000000   271251.560000   19931001   1801.400000   71.300000   400000.000000   5.421800  10       1       1
 1275429    249000.000000   234461.700000   19931001   1573.850000   35.100000   710000.000000   5.421800   1       1       1
 1275577    300000.000000   285811.930000   19930901   1945.800000   57.100000   525000.000000   5.671800   1       1       1
 1276484    250000.000000   238484.920000   19931101   1600.780000   58.100000   430000.000000   5.546800   1       1       1
 1276674    708000.000000   673850.820000   19931001   4475.050000   64.400000  1100000.000000   5.421800   1       1       1
 1280015    500000.000000   474877.670000   19931101   3038.060000   66.700000   750000.000000   5.046800   1       1       1
 1280429    244100.000000   232829.340000   19931001   1583.230000   95.000000   258000.000000   5.671800   1       1       2
 1281179    332000.000000   314208.310000   19931101   1937.470000   53.100000   625000.000000   4.671800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1281336      POTOMAC         MD         20854       1YCMT        3.000000       12.625000        3.000000       360      311
 1281500      ELLICOTT CI     MD         21043       1YCMT        3.000000       12.625000        3.000000       360      313
 1281559      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.500000        3.000000       360      312
 1281633      HERNDON         VA         22071       1YCMT        3.000000       12.625000        3.000000       360      313
 1282128      WASHINGTON      DC         20016       1YCMT        3.000000       12.625000        3.000000       360      312
 1282334      WASHINGTON      DC         20012       1YCMT        3.000000       13.250000        3.000000       360      319
 1282342      CHEVY CHASE     MD         20815       1YCMT        3.500000       13.000000        3.500000       360      312
 1284306      WASHINGTON      DC         20007       1YCMT        3.000000       12.500000        3.000000       360      312
 1284322      BETHESDA        MD         20817       1YCMT        3.000000       12.625000        3.000000       360      312
 1286046      BETHESDA        MD         20816       1YCMT        3.000000       12.375000        3.000000       360      313
 1293638      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      313
 1293653      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      316
 1293760      WARRENTON       VA         22186       1YCMT        3.000000       12.750000        3.000000       360      312
 1295864      WASHINGTON      DC         20016       1YCMT        3.000000       12.500000        3.000000       360      313
 1295872      SILVER SPRI     MD         20906       1YCMT        3.000000       12.500000        3.000000       360      312
 1296094      CABIN JOHN      MD         20818       1YCMT        3.000000       12.625000        3.000000       360      313
 1296433      WASHINGTON      DC         20016       1YCMT        3.000000       12.125000        3.000000       360      315
 1298413      BETHESDA        MD         20817       1YCMT        3.000000       12.500000        3.000000       360      313
 1298686      WASHINGTON      DC         20016       1YCMT        3.000000       12.250000        3.000000       360      314
 1298900      HERNDON         VA         22071       1YCMT        3.000000       12.500000        3.000000       360      314
 1299288      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      314
 1301266      BROOKEVILLE     MD         20833       1YCMT        3.000000       12.250000        3.000000       360      315
 1302587      BETHESDA        MD         20816       1YCMT        3.000000       12.500000        3.000000       360      314
 1303650      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      314
 1305176      STEVENSVILL     MD         21666       1YCMT        3.000000       12.125000        3.000000       360      316
 1305366      MIDLOTHIAN      VA         23113       1YCMT        3.000000       12.250000        3.000000       360      314
 1307131      BETHESDA        MD         20816       1YCMT        3.000000       12.500000        3.000000       360      314
 1307990      BETHESDA        MD         20816       1YCMT        2.750000       11.875000        2.750000       360      314
 1308006      WASHINGTON      DC         20016       1YCMT        3.000000       12.250000        3.000000       360      313
 1308527      GAITHERSBUR     MD         20879       1YCMT        3.000000       12.250000        3.000000       360      313
 1308550      WASHINGTON      DC         20007       1YCMT        3.000000       12.375000        3.000000       360      314
 1308626      WASHINGTON      DC         20007       1YCMT        2.750000       11.875000        2.750000       360      314
 1311299      LUSBY           MD         20657       1YCMT        3.000000       12.125000        3.000000       360      314
 1311828      WASHINGTON      DC         20016       1YCMT        3.000000       12.625000        3.000000       360      313
 1315712      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.125000        3.000000       360      315
 1315951      CLIFTON         VA         22024       1YCMT        3.000000       12.125000        3.000000       360      315
 1316447      WASHINGTON      DC         20012       1YCMT        3.000000       12.375000        3.000000       360      315
 1319276      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      315
 1320613      CLIFTON         VA         22024       1YCMT        3.000000       12.250000        3.000000       360      315
 1320688      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      315
 1322569      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      316
 1322825      ROCKVILLE       MD         20854       1YCMT        3.000000       12.250000        3.000000       360      314
 1322874      WASHINGTON      DC         20016       1YCMT        3.000000       12.250000        3.000000       360      314
 1323047      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.250000        3.000000       360      315
 1323062      GAITHERSBUR     MD         20877       1YCMT        3.250000       12.500000        3.250000       360      314
 1323484      BETHESDA        MD         20816       1YCMT        3.000000       12.500000        3.000000       360      316
 1323906      ROCKVILLE       MD         20853       1YCMT        3.000000       12.375000        3.000000       360      314
 1324284      CENTREVILLE     VA         22020       1YCMT        3.000000       12.375000        3.000000       360      314
 1324763      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.250000        3.000000       360      314
 1325224      WASHINGTON      DC         20007       1YCMT        3.000000       12.500000        3.000000       360      315
 1325422      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.250000        3.000000       360      314
 1326685      BETHESDA        MD         20817       1YCMT        3.000000       12.125000        3.000000       360      316
 1328483      WASHINGTON      DC         20016       1YCMT        3.000000       12.375000        3.000000       360      315
 1331982      KENSINGTON      MD         20895       1YCMT        3.000000       12.250000        3.000000       360      314
 1332105      WASHINGTON      DC         20007       1YCMT        2.750000       11.750000        2.750000       360      315
 1332386      BETHESDA        MD         20817       1YCMT        3.250000       12.750000        3.250000       360      316
 1332600      RESTON          VA         22091       1YCMT        2.750000       12.125000        2.750000       360      316
 1332709      CATHARPIN       VA         22018       1YCMT        3.000000       12.250000        3.000000       360      315
 1332980      FALLS CHURC     VA         22041       1YCMT        3.000000       12.375000        3.000000       360      314
 1333103      ROCKVILLE       MD         20852       1YCMT        3.000000       12.125000        3.000000       360      316
 1333947      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      315
 1337690      WASHINGTON      DC         20007       1YCMT        3.000000       12.125000        3.000000       360      315
 1338086      BETHESDA        MD         20817       1YCMT        3.000000       12.375000        3.000000       360      316
 1338318      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.125000        3.000000       360      315
 1341148      POTOMAC         MD         20854       1YCMT        3.000000       12.875000        3.000000       360      318
 1343664      WASHINGTON      DC         20015       1YCMT        3.000000       12.625000        3.000000       360      316
 1343672      WASHINGTON      DC         20002       1YCMT        2.750000       12.375000        2.750000       360      315
 1355726      WASHINGTON      DC         20009       1YCMT        3.250000       12.500000        3.250000       360      316
 1356336      MONTPELIER      VA         23192       1YCMT        3.000000       12.500000        3.000000       360      316
 1357144      WASHINGTON      DC         20008       1YCMT        3.000000       12.500000        3.000000       360      316
 1357268      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.125000        3.000000       360      315
 1358761      HERNDON         VA         22070       1YCMT        3.250000       12.875000        3.250000       360      317
 1359488      WASHINGTON      DC         20037       1YCMT        3.000000       12.500000        3.000000       360      316
 1359694      POTOMAC         MD         20854       1YCMT        3.000000       12.625000        3.000000       360      316
 1361104      WASHINGTON      DC         20007       1YCMT        3.250000       12.625000        3.250000       360      316
 1361690      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.500000        3.000000       360      318
 1361724      ROCKVILLE       MD         20852       1YCMT        3.000000       12.625000        3.000000       360      316
 1361807      WASHINGTON      DC         20009       1YCMT        3.000000       11.750000        3.000000       360      317
 1361849      FALLS CHURC     VA         22046       1YCMT        3.000000       12.625000        3.000000       360      317
 1361989      WASHINGTON      DC         20003       1YCMT        3.000000       12.625000        3.000000       360      317

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1281336    454500.000000   432529.470000   19930901   2910.220000   75.000000   615000.000000   5.546800   1       1       2
 1281500    228000.000000   217498.310000   19931101   1459.910000   88.500000   257500.000000   5.546800   1       1       1
 1281559    310000.000000   295045.440000   19931001   1959.420000   72.900000   425000.000000   5.421800   1       1       1
 1281633    225500.000000   215113.110000   19931101   1443.910000   67.900000   332000.000000   5.546800   1       1       1
 1282128    355000.000000   338245.000000   19931001   2273.110000   59.200000   600000.000000   5.546800   1       1       1
 1282334    229500.000000   221424.090000   19940501   1565.600000   75.000000   306000.000000   6.171800   1       1       1
 1282342    500000.000000   477911.020000   19931001   3326.520000   66.700000   750000.000000   5.921800   1       1       2
 1284306    297000.000000   282672.620000   19931001   1877.250000   66.000000   450000.000000   5.421800   1       1       1
 1284322    330000.000000   314425.040000   19931001   2113.030000   44.000000   750000.000000   5.546800   1       1       1
 1286046    291850.000000   277808.200000   19931101   1820.770000   70.300000   415000.000000   5.296800   1       1       1
 1293638    300000.000000   285564.520000   19931101   1871.610000   46.900000   640000.000000   5.296800   1       1       1
 1293653    250000.000000   238600.290000   19940201   1539.300000   29.600000   850000.000000   5.171800   1       1       2
 1293760    261000.000000   248948.710000   19931001   1692.850000   90.000000   300000.000000   5.671800   1       1       2
 1295864    400000.000000   381167.670000   19931101   2528.280000   38.100000  1050000.000000   5.421800   1       1       1
 1295872    240660.000000   228795.180000   19931001   1501.410000   90.000000   268000.000000   5.296800   1       1       2
 1296094    464000.000000   438104.850000   19931101   2971.050000   80.000000   580000.000000   5.546800   1       1       1
 1296433    244000.000000   232333.920000   19940101   1482.570000   66.100000   370000.000000   5.046800   1       1       2
 1298413    236852.000000   225700.800000   19931101   1497.070000   48.100000   500000.000000   5.421800   1       1       2
 1298686    280000.000000   101201.770000   19931201   1724.010000   57.700000   485000.000000   5.171800   1       1       1
 1298900    278000.000000   265232.190000   19931201   1757.150000   80.000000   348000.000000   5.421800   1       1       2
 1299288    220000.000000   108992.470000   19931201   1372.520000   80.000000   275000.000000   5.296800  10       1       1
 1301266    473600.000000   451443.050000   19940101   2916.040000   80.000000   592000.000000   5.171800   1       1       2
 1302587    309000.000000   294748.980000   19931201   1953.100000   79.900000   386500.000000   5.421800   1       1       1
 1303650    600000.000000   445252.610000   19931201   3694.310000   71.000000   845000.000000   5.171800   1       1       1
 1305176    432000.000000   361530.850000   19940201   3674.710000   54.700000   790000.000000   5.046800   1       1       1
 1305366    650000.000000   618815.010000   19931201   4002.170000   59.100000  1100000.000000   5.171800   1       1       1
 1307131    468750.000000   447221.590000   19931201   2962.820000   74.400000   630000.000000   5.421800   1       1       1
 1307990    283000.000000   269422.420000   19931201   2026.220000   62.900000   450000.000000   6.796800   1       1       1
 1308006    315000.000000   299509.810000   19931101   1939.510000   54.300000   580000.000000   5.171800   1       1       1
 1308527    354000.000000   336591.980000   19931101   2179.640000   64.400000   550000.000000   5.171800   1       1       1
 1308550    300000.000000   285917.190000   19931201   1871.610000   44.400000   675000.000000   5.296800   5       1       1
 1308626    230000.000000   218965.340000   19931201   1646.750000   79.300000   290000.000000   6.796800   1       1       1
 1311299    400000.000000   380388.400000   19931201   2430.450000   58.800000   680000.000000   5.046800   1       1       1
 1311828    325800.000000   310793.340000   19931101   2086.140000   90.000000   362000.000000   5.546800   1       1       2
 1315712    292700.000000   278705.250000   19940101   1778.480000   79.100000   370000.000000   5.046800   1       1       1
 1315951    300000.000000   285656.000000   19940101   1822.840000   69.000000   435000.000000   5.046800   1       1       1
 1316447    750000.000000   714916.780000   19940101   4617.880000   69.800000  1075000.000000   5.171800   1       1       1
 1319276    410000.000000   391232.770000   19940101   2557.870000   75.900000   540000.000000   5.296800   1       1       1
 1320613    262500.000000   250219.160000   19940101   1616.260000   76.100000   345000.000000   5.171800   1       1       1
 1320688    365000.000000   348356.850000   19940101   2247.370000   65.600000   556000.000000   5.171800   1       1       1
 1322569    339000.000000   324205.530000   19940201   2142.720000   39.900000   850000.000000   5.421800   1       1       1
 1322825    237000.000000   225631.080000   19931201   1459.250000   60.000000   395000.000000   5.171800   1       1       2
 1322874    343000.000000   326544.060000   19931201   2111.910000   29.800000  1150000.000000   5.171800   1       1       1
 1323047    293300.000000   279578.180000   19940101   1805.900000   70.700000   415000.000000   5.171800   1       1       1
 1323062    238450.000000   227009.920000   19931201   1468.180000   95.000000   260000.000000   5.171800   1       1       2
 1323484    277600.000000   265485.060000   19940201   1754.630000   80.000000   355000.000000   5.421800   1       1       2
 1323906    228000.000000   217188.820000   19931201   1422.430000   80.000000   285000.000000   5.296800   1       1       1
 1324284    216000.000000   201481.530000   19931201   1347.560000   90.000000   240000.000000   5.296800   1       1       1
 1324763    287500.000000   273706.660000   19931201   1770.190000   50.000000   575000.000000   5.171800   1       1       1
 1325224    315000.000000   296428.210000   19940101   1991.020000   90.000000   352500.000000   5.421800  10       1       2
 1325422    228000.000000   217061.140000   19931201   1403.840000   64.200000   355000.000000   5.171800   1       1       2
 1326685    333750.000000   317854.810000   19940201   2001.010000   75.000000   445000.000000   4.921800  10       1       1
 1328483    239400.000000   228441.560000   19940101   1493.550000   90.000000   266000.000000   5.296800   1       1       1
 1331982    223000.000000   212301.270000   19931201   1373.050000   79.600000   280000.000000   5.171800   1       1       1
 1332105    238000.000000   226550.790000   19940101   1683.270000   41.400000   575000.000000   6.671800   1       1       1
 1332386    221800.000000   212089.700000   19940201   1401.930000   95.000000   233500.000000   5.421800   5       1       2
 1332600    225000.000000   215057.010000   19940201   1650.470000   90.000000   250000.000000   7.046800   1       1       1
 1332709    326000.000000   310748.410000   19940101   2007.240000   76.500000   426000.000000   5.171800   1       1       1
 1332980    480000.000000   457467.270000   19931201   2994.580000   63.200000   760000.000000   5.296800   1       1       1
 1333103    245200.000000   233772.710000   19940201   1489.870000   54.500000   450000.000000   5.046800   1       1       1
 1333947    429000.000000   406013.800000   19940101   2641.430000   68.600000   625000.000000   5.171800   1       1       1
 1337690    330750.000000   314811.330000   19940101   2009.680000   43.200000   765000.000000   5.046800   1       1       1
 1338086    300000.000000   286616.960000   19940201   1871.610000   52.200000   575000.000000   5.296800   1       1       1
 1338318    510850.000000   250493.320000   19940101   3103.980000   64.700000   790000.000000   5.046800   1       1       1
 1341148    262500.000000   251120.820000   19940401   1724.440000   75.000000   360000.000000   5.796800   1       1       2
 1343664    263937.000000   252670.090000   19940201   1690.020000   74.600000   354000.000000   5.546800   1       1       1
 1343672    412500.000000   388968.560000   19940101   2635.780000   75.000000   550000.000000   5.671800   1       1       1
 1355726    247000.000000   236050.050000   19940201   1561.210000   95.000000   285000.000000   5.421800   5       1       2
 1356336    297000.000000   272750.850000   19940201   1877.250000   90.000000   332000.000000   5.421800   1       1       2
 1357144    575000.000000   549348.750000   19940201   3587.260000   74.200000   775000.000000   5.296800   1       1       1
 1357268    300000.000000   281356.420000   19940101   1822.840000   75.000000   400000.000000   5.046800   1       1       1
 1358761    226100.000000   214716.040000   19940301   1447.750000   76.600000   295000.000000   5.546800   1       1       2
 1359488    266700.000000   255060.920000   19940201   1685.730000   80.000000   334000.000000   5.421800   5       1       2
 1359694    450000.000000   430793.390000   19940201   2881.400000   66.700000   675000.000000   5.546800   1       1       1
 1361104    215270.000000   206081.920000   19940201   1378.400000   95.000000   230000.000000   5.546800  10       1       2
 1361690    342800.000000   328615.690000   19940401   2166.730000   85.700000   400000.000000   5.421800   1       1       1
 1361724    262350.000000   251150.800000   19940201   1679.860000   90.000000   292000.000000   5.546800  10       1       2
 1361807    340877.000000   324183.180000   19940301   1989.270000   92.700000   368000.000000   4.671800   1       1       2
 1361849    251250.000000   240803.700000   19940301   1608.790000   75.000000   335000.000000   5.546800   1       1       1
 1361989    306000.000000   293277.480000   19940301   1959.360000   72.500000   422000.000000   5.546800 100       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1362839      ARLINGTON       VA         22213       1YCMT        3.000000       12.500000        3.000000       360      316
 1363415      BURKE           VA         22015       1YCMT        3.250000       12.875000        3.250000       360      317
 1363746      STERLING        VA         20165       1YCMT        3.000000       12.750000        3.000000       360      316
 1364652      MITCHELLVIL     MD         20721       1YCMT        3.000000       14.000000        3.000000       360      323
 1365394      WASHINGTON      DC         20008       1YCMT        3.000000       12.625000        3.000000       360      316
 1365428      BETHESDA        MD         20814       1YCMT        3.000000       12.625000        3.000000       360      316
 1365816      CABIN JOHN      MD         20818       1YCMT        3.000000       12.500000        3.000000       360      317
 1365832      WASHINGTON      DC         20016       1YCMT        3.000000       12.625000        3.000000       360      317
 1366145      ANNAPOLIS       MD         21403       1YCMT        2.750000       13.625000        2.750000       360      336
 1367713      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.625000        3.000000       360      317
 1370642      CHESAPEAKE      VA         23320       1YCMT        2.750000       14.125000        2.750000       360      321
 1377670      ASHBURN         VA         22011       1YCMT        3.000000       13.375000        3.000000       360      320
 1377910      CHEVY CHASE     MD         20815       1YCMT        3.250000       12.875000        3.250000       360      317
 1378686      ANNAPOLIS       MD         21403       1YCMT        3.250000       12.625000        3.250000       360      318
 1382332      POTOMAC         MD         20854       1YCMT        3.000000       13.875000        3.000000       360      325
 1385285      POOLESVILLE     MD         20837       1YCMT        3.000000       13.000000        3.000000       360      320
 1385343      WASHINGTON      DC         20007       1YCMT        2.750000       12.375000        2.750000       360      318
 1386515      POTOMAC         MD         20854       1YCMT        2.750000       13.500000        2.750000       360      323
 1387380      FAIRFAX STA     VA         22039       1YCMT        3.250000       12.875000        3.250000       360      318
 1390210      WASHINGTON      DC         20007       1YCMT        2.750000       12.625000        2.750000       360      319
 1390756      BETHESDA        MD         20816       1YCMT        3.000000       12.500000        3.000000       360      319
 1390954      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      319
 1391036      SPRINGFIELD     VA         22151       1YCMT        3.000000       12.625000        3.000000       360      319
 1392364      WASHINGTON      DC         20015       1YCMT        3.250000       12.750000        3.250000       360      319
 1394444      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.875000        3.000000       360      319
 1397876      STERLING        VA         20165       1YCMT        2.750000       11.000000        2.750000       360      320
 1398734      MCLEAN          VA         22101       1YCMT        3.000000       13.375000        3.000000       360      319
 1400548      FAIRFAX STA     VA         22039       1YCMT        3.000000       13.500000        3.000000       360      320
 1400654      WASHINGTON      DC         20016       1YCMT        3.000000       12.875000        3.000000       360      319
 1402593      ARLINGTON       VA         22207       1YCMT        3.000000       13.500000        3.000000       360      320
 1402890      ASHBURN         VA         22011       1YCMT        3.250000       13.500000        3.250000       360      322
 1402932      ROCKVILLE       MD         20852       1YCMT        2.750000       13.250000        2.750000       360      321
 1403880      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.500000        3.000000       360      320
 1404771      WASHINGTON      DC         20008       1YCMT        2.750000       12.250000        2.750000       360      321
 1405448      BURKE           VA         22015       1YCMT        3.250000       13.375000        3.250000       360      322
 1407709      POTOMAC         MD         20854       1YCMT        3.000000       13.625000        3.000000       360      321
 1409861      LANCASTER       VA         22578       1YCMT        3.000000       13.375000        3.000000       360      321
 1410190      POTOMAC         MD         20854       1YCMT        2.750000       13.750000        2.750000       360      322
 1411602      UPPER MARLB     MD         20772       1YCMT        2.750000       13.750000        2.750000       360      324
 1412485      BETHESDA        MD         20814       1YCMT        3.000000       13.250000        3.000000       360      322
 1414283      HERNDON         VA         22071       1YCMT        3.000000       13.625000        3.000000       360      321
 1419175      CLINTON         MD         20735       1YCMT        2.750000       13.250000        2.750000       360      325
 1419498      BETHESDA        MD         20815       1YCMT        3.000000       13.875000        3.000000       360      321
 1420447      FORT WASHIN     MD         20744       1YCMT        2.750000       13.000000        2.750000       360      325
 1421155      BETHESDA        MD         20817       1YCMT        3.000000       13.375000        3.000000       360      322
 1436765      WASHINGTON      DC         20015       1YCMT        3.000000       13.875000        3.000000       360      326
 1437227      WASHINGTON      DC         20007       1YCMT        3.000000       13.500000        3.000000       360      322
 1448109      SHERWOOD FO     MD         21405       1YCMT        2.750000       13.875000        2.750000       360      334
 1449180      POTOMAC         MD         20854       1YCMT        3.000000       13.875000        3.000000       360      326
 1450378      GREAT FALLS     VA         22066       1YCMT        3.000000       13.750000        3.000000       360      324
 1450857      CATONSVILLE     MD         21228       1YCMT        3.000000       14.000000        3.000000       360      325
 1453943      WASHINGTON      DC         20016       1YCMT        3.000000       13.750000        3.000000       360      324
 1454933      GLEN ALLEN      VA         23060       1YCMT        3.000000       13.750000        3.000000       360      324
 1459932      CATONSVILLE     MD         21228       1YCMT        3.000000       13.875000        3.000000       360      326
 1463504      ST MICHAELS     MD         21663       1YCMT        2.750000       13.875000        2.750000       360      327
 1463744      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.625000        3.000000       360      326
 1468602      FAIRFAX         VA         22031       1YCMT        3.000000       14.000000        3.000000       360      327
 1469857      WASHINGTON      DC         20011       1YCMT        2.750000       13.875000        2.750000       360      327
 1470806      POTOMAC         MD         20854       1YCMT        2.750000       13.750000        2.750000       360      327
 1472463      NORTH POTOM     MD         20878       1YCMT        2.750000       13.875000        2.750000       360      327
 1474170      WASHINGTON      DC         20012       1YCMT        2.750000       13.250000        2.750000       360      327
 1476985      ANNAPOLIS       MD         21401       1YCMT        2.750000       13.750000        2.750000       360      328
 1479443      ANNAPOLIS       MD         21401       1YCMT        2.750000       13.750000        2.750000       360      330
 1485390      BETHESDA        MD         20814       1YCMT        2.750000       13.875000        2.750000       360      331
 1486596      WILLIAMSBUR     VA         23185       1YCMT        2.750000       13.750000        2.750000       360      329
 1490028      MONKTON         MD         21111       1YCMT        2.750000       13.125000        2.750000       360      342
 1490887      ROCKVILLE       MD         20850       1YCMT        2.750000       14.250000        2.750000       360      332
 1498005      CHEVY CHASE     MD         20815       1YCMT        2.750000       13.375000        2.750000       360      331
 1498476      BALDWIN         MD         21013       1YCMT        2.750000       13.000000        2.750000       360      331
 1498633      YORKTOWN        VA         23693       1YCMT        2.750000       13.875000        2.750000       360      333
 1499961      WASHINGTON      DC         20008       1YCMT        2.750000       14.875000        2.750000       360      331
 1503457      WASHINGTON      DC         20009       1YCMT        2.750000       14.000000        2.750000       360      332
 1504042      CHESTERFIEL     VA         23838       1YCMT        3.000000       14.125000        3.000000       360      346
 1504455      CHEVY CHASE     MD         20815       1YCMT        3.000000       14.750000        3.000000       360      331
 1506674      CHARLES CIT     VA         23030       1YCMT        2.750000       13.000000        2.750000       360      332
 1507177      BALTIMORE       MD         21218       1YCMT        2.750000       12.875000        2.750000       360      332
 1509595      ARLINGTON       VA         22201       1YCMT        3.000000       13.375000        3.000000       360      333
 1513019      RICHMOND        VA         23229       1YCMT        2.750000       13.375000        2.750000       360      335
 1514116      CLIFTON         VA         22024       1YCMT        2.750000       12.750000        2.750000       360      333
 1518323      WASHINGTON      DC         20012       1YCMT        2.750000       13.625000        2.750000       360      333

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1362839    325000.000000   310816.530000   19940201   2054.230000   56.000000   580000.000000   5.421800   1       1       1
 1363415    244800.000000   234621.910000   19940301   1567.490000   95.000000   260000.000000   5.546800   1       1       2
 1363746    295800.000000   283449.630000   19940201   1918.560000   84.300000   351000.000000   5.671800   1       1       1
 1364652    263800.000000   256624.690000   19940901   1935.680000   71.800000   369000.000000   6.921800   1       1       2
 1365394    251250.000000   240524.350000   19940201   1608.790000   75.000000   335000.000000   5.546800   1       1       1
 1365428    236000.000000   205191.880000   19940201   1511.140000   80.000000   295000.000000   5.546800   1       1       2
 1365816    303300.000000   290259.680000   19940301   1917.070000   90.000000   337000.000000   5.421800   1       1       2
 1365832    350000.000000   334644.600000   19940301   2241.090000   44.600000   785000.000000   5.546800   1       1       1
 1366145    325000.000000   318910.430000   19951001   2244.700000   59.000000   551000.000000   6.296800   1       1       1
 1367713    265000.000000   253982.180000   19940301   1696.830000   67.100000   395000.000000   5.546800   1       1       1
 1370642    251650.000000   243407.090000   19940701   1964.160000   95.000000   267000.000000   7.671800   1       1       2
 1377670    225000.000000   217306.850000   19940601   1534.900000   89.600000   257000.000000   6.171800   1       1       2
 1377910    242250.000000   232616.630000   19940301   1591.420000   95.000000   255000.000000   5.796800   1       1       2
 1378686    250000.000000   239104.550000   19940401   1600.780000   94.800000   265000.000000   5.546800   1       1       2
 1382332    365000.000000   354946.230000   19941101   2678.250000   76.500000   479000.000000   6.921800   1       1       2
 1385285    332000.000000   303018.950000   19940601   2181.010000   80.000000   415000.000000   5.796800   1       1       1
 1385343    254250.000000   243917.410000   19940401   1910.080000   90.000000   282500.000000   7.296800   1       1       2
 1386515    240000.000000    58129.180000   19940901    542.070000   46.600000   515000.000000   7.421800   1       1       1
 1387380    270700.000000   260223.120000   19940401   1778.310000   95.000000   285000.000000   5.796800   1       1       2
 1390210    225000.000000   216382.770000   19940501   1674.580000   90.000000   275000.000000   7.171800   1       1       2
 1390756    235000.000000   225539.500000   19940501   1485.370000   46.100000   510000.000000   5.421800   1       1       1
 1390954    628000.000000   602719.290000   19940501   3969.390000   80.000000   785000.000000   5.421800   1       1       2
 1391036    251800.000000   241886.310000   19940501   1612.310000   79.900000   315000.000000   5.546800   1       1       1
 1392364    228000.000000   219012.310000   19940501   1459.910000   94.200000   245000.000000   5.546800   1       1       2
 1394444    241300.000000   232215.830000   19940501   1585.170000   77.300000   312000.000000   5.796800   1       1       1
 1397876    256100.000000   246005.900000   19940601   1944.260000   80.000000   330000.000000   7.421800   1       1       2
 1398734    700000.000000   675375.290000   19940501   4775.240000   72.300000   970000.000000   6.171800   1       1       2
 1400548    294200.000000   281222.730000   19940601   2006.970000   86.500000   340000.000000   6.171800   1       1       1
 1400654    459000.000000   441719.880000   19940501   3015.310000   60.000000   765000.000000   5.796800   1       1       1
 1402593    268000.000000   258625.680000   19940601   1805.570000   74.400000   360000.000000   6.046800   1       1       1
 1402890    265200.000000   257035.360000   19940801   1854.320000   94.900000   283000.000000   6.421800   1       1       2
 1402932    223200.000000   215869.800000   19940701   1741.940000   80.000000   279000.000000   7.671800   1       1       2
 1403880    550000.000000   526486.800000   19940601   3297.530000   59.500000   925000.000000   4.921800   1       1       1
 1404771    235000.000000   225738.200000   19940701   1743.990000   59.500000   400000.000000   7.171800   1       1       2
 1405448    256500.000000   248420.390000   19940801   1771.590000   95.000000   270000.000000   6.296800   1       1       2
 1407709    370400.000000   357525.410000   19940701   2464.290000   80.000000   475000.000000   5.921800   1       1       2
 1409861    348000.000000   332119.020000   19940701   2403.550000   80.000000   435000.000000   6.296800   1       1       2
 1410190    337500.000000   327625.390000   19940801   2613.360000   90.000000   378000.000000   7.546800   1       1       2
 1411602    251100.000000   244058.750000   19941001   1798.920000   90.000000   279000.000000   6.671800   1       1       1
 1412485    250000.000000   241940.750000   19940801   1705.450000   78.100000   320000.000000   6.171800   1       1       2
 1414283    229400.000000   221134.400000   19940701   1507.000000   90.000000   258000.000000   5.796800   1       1       2
 1419175    219650.000000   212592.970000   19941101   1498.410000   95.000000   231500.000000   6.171800   1       1       2
 1419498    760000.000000   732381.970000   19940701   5128.630000   80.000000   960000.000000   6.046800   1       1       2
 1420447    259000.000000   251041.530000   19941101   1723.140000   94.900000   274000.000000   5.921800   1       1       2
 1421155    342000.000000   275854.350000   19940801   1876.950000   90.000000   380000.000000   5.796800   1       1       2
 1436765    480000.000000   466382.400000   19941201   3122.120000   80.000000   600000.000000   5.671800   1       1       3
 1437227    222300.000000   215501.060000   19940801   1756.350000   95.000000   234000.000000   7.796800  10       1       2
 1448109    280000.000000   274783.340000   19950801   2030.200000   80.000000   350000.000000   6.796800   1       1       1
 1449180    354400.000000   343813.250000   19941201   2357.840000   80.000000   445000.000000   5.921800  10       1       2
 1450378    420000.000000   407272.220000   19941001   2865.150000   80.000000   530000.000000   6.171800   1       1       2
 1450857    248600.000000   241795.130000   19941101   1759.580000   89.900000   278000.000000   6.546800   1       1       2
 1453943    332100.000000   322036.150000   19941001   2265.510000   90.000000   369000.000000   6.171800   1       1       2
 1454933    240000.000000   232726.950000   19941001   1637.230000   80.000000   325000.000000   6.171800   1       1       2
 1459932    250000.000000   229362.890000   19941201   1726.690000   73.500000   351000.000000   6.296800   1       1       2
 1463504    225000.000000   219506.120000   19950101   1631.410000   62.900000   373000.000000   6.796800   1       1       2
 1463744    226800.000000   220326.050000   19941201   1566.460000   90.000000   270000.000000   6.296800   1       1       2
 1468602    280250.000000   272377.330000   19950101   1888.100000   95.000000   295000.000000   6.046800   1       1       2
 1469857    225600.000000   219955.580000   19950101   1616.230000   80.000000   282000.000000   6.671800   1       1       2
 1470806    623900.000000   608302.810000   19950101   4469.700000   80.000000   782000.000000   6.671800   1       1       2
 1472463    254000.000000   247798.070000   19950101   1841.680000   52.900000   480000.000000   6.796800   1       1       3
 1474170    227905.000000   221625.320000   19950101   1554.720000   95.000000   239900.000000   6.171800   1       1       2
 1476985    240000.000000   234206.960000   19950201   1719.390000   80.000000   320000.000000   6.671800   1       1       2
 1479443    328000.000000    91718.490000   19950401    852.040000   80.000000   415000.000000   7.296800   1       1       2
 1485390    230000.000000   225152.130000   19950501   1667.660000   55.400000   430000.000000   6.796800   1       1       2
 1486596    216000.000000   211206.720000   19950301   1621.030000   90.000000   246000.000000   7.171800   1       1       2
 1490028    218000.000000   214739.540000   19960401   1432.110000   58.100000   375000.000000   5.796800   1       1       3
 1490887    237400.000000   232927.990000   19950601   1783.510000   95.000000   250000.000000   7.171800   1       1       2
 1498005    275950.000000   269555.810000   19950501   1905.920000   95.000000   300000.000000   6.296800   1       1       2
 1498476    441000.000000   409850.450000   19950501   3140.670000   70.000000   692000.000000   7.171800   1       1       2
 1498633    270300.000000   264917.730000   19950701   1936.470000   94.800000   285000.000000   6.671800   1       1       2
 1499961    318250.000000   312303.910000   19950501   2447.070000   95.000000   335000.000000   7.421800   1       1       2
 1503457    217400.000000   212703.130000   19950601   1538.750000   95.000000   228850.000000   6.546800   5       1       2
 1504042    257400.000000   255119.640000   19960801   1911.190000   95.000000   272000.000000   7.046800   1       1       2
 1504455    325000.000000   317616.270000   19950501   2195.100000   43.300000   750000.000000   6.046800   1       1       3
 1506674    256500.000000   250457.860000   19950601   1961.010000   90.000000   310000.000000   7.421800   1       1       2
 1507177    335000.000000   327693.560000   19950601   2565.750000   76.700000   436500.000000   7.421800   1       1       3
 1509595    232200.000000   227235.230000   19950701   1603.750000   90.000000   264000.000000   6.296800   5       1       2
 1513019    337500.000000   330880.640000   19950901   2331.030000   90.000000   398000.000000   6.296800   1       1       2
 1514116    440000.000000   431011.410000   19950701   3447.320000   80.000000   570000.000000   7.671800   1       1       2
 1518323    330000.000000   322944.150000   19950701   2279.230000   73.300000   450000.000000   6.296800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1518331      POTOMAC         MD         20854       1YCMT        2.750000       13.375000        2.750000       360      334
 1519222      HERNDON         VA         22071       1YCMT        2.750000       13.500000        2.750000       360      333
 1521251      COLUMBIA        MD         21044       1YCMT        2.750000       12.250000        2.750000       360      335
 1521475      WASHINGTON      DC         20016       1YCMT        2.750000       13.750000        2.750000       360      333
 1522028      ARLINGTON       VA         22207       1YCMT        3.000000       13.750000        3.000000       360      333
 1522721      WASHINGTON      DC         20009       1YCMT        2.750000       13.125000        2.750000       360      340
 1524214      WASHINGTON      DC         20002       1YCMT        2.750000       13.125000        2.750000       360      334
 1525989      STERLING        VA         20165       1YCMT        2.875000       13.875000        2.875000       360      348
 1526656      POTOMAC         MD         20854       1YCMT        3.000000       13.375000        3.000000       360      334
 1527506      UPPER MARLB     MD         20772       1YCMT        3.000000       14.125000        3.000000       360      336
 1528637      SILVER SPRI     MD         20904       1YCMT        2.750000       12.875000        2.750000       360      335
 1529536      BETHESDA        MD         20816       1YCMT        3.000000       13.375000        3.000000       360      334
 1531250      ELLICOTT CI     MD         21043       1YCMT        3.000000       13.500000        3.000000       360      335
 1533959      HERNDON         VA         22070       1YCMT        3.000000       13.625000        3.000000       360      338
 1534064      WASHINGTON      DC         20009       1YCMT        2.750000       13.125000        2.750000       360      340
 1534080      BETHESDA        MD         20816       1YCMT        3.000000       13.500000        3.000000       360      338
 1534403      WASHINGTON      DC         20008       1YCMT        2.750000       13.125000        2.750000       360      337
 1536218      WASHINGTON      DC         20016       1YCMT        2.750000       13.000000        2.750000       360      335
 1536697      REISTERSTOW     MD         21136       1YCMT        2.750000       13.250000        2.750000       360      338
 1537224      GLENN DALE      MD         20769       1YCMT        2.750000       12.625000        2.750000       360      335
 1537364      CLIFTON         VA         22024       1YCMT        2.750000       13.625000        2.750000       360      336
 1538677      WASHINGTON      DC         20015       1YCMT        2.750000       13.125000        2.750000       360      338
 1539733      STERLING        VA         20165       1YCMT        3.000000       13.250000        3.000000       360      340
 1540442      WASHINGTON      DC         20008       1YCMT        3.000000       13.750000        3.000000       360      337
 1542422      GLENCOE         MD         21152       1YCMT        2.750000       13.125000        2.750000       360      338
 1543677      VIRGINIA BE     VA         23454       1YCMT        2.750000       13.000000        2.750000       360      337
 1544550      BETHESDA        MD         20817       1YCMT        3.000000       13.375000        3.000000       360      340
 1546605      TAKOMA PARK     MD         20912       1YCMT        3.000000       13.500000        3.000000       360      339
 1547413      MANASSAS        VA         22111       1YCMT        3.000000       13.625000        3.000000       360      337
 1548304      CENTREVILLE     VA         22020       1YCMT        3.000000       13.000000        3.000000       360      342
 1548692      ALEXANDRIA      VA         22308       1YCMT        3.000000       13.500000        3.000000       360      338
 1548882      BETHESDA        MD         20816       1YCMT        3.000000       12.750000        3.000000       360      341
 1550136      WASHINGTON      DC         20002       1YCMT        3.000000       13.500000        3.000000       360      339
 1550979      ALEXANDRIA      VA         22304       1YCMT        2.750000       13.125000        2.750000       360      338
 1551134      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.375000        3.000000       360      339
 1551233      POWHATAN        VA         23139       1YCMT        3.000000       13.500000        3.000000       360      339
 1551985      STERLING        VA         20165       1YCMT        3.000000       12.250000        3.000000       360      342
 1554435      ANNAPOLIS       MD         21401       1YCMT        2.750000       13.125000        2.750000       360      339
 1554542      WASHINGTON      MD         20880       1YCMT        3.000000       13.375000        3.000000       360      340
 1554922      VIRGINIA BE     VA         23451       1YCMT        2.750000       13.125000        2.750000       360      339
 1556299      STERLING        VA         20165       1YCMT        2.750000       13.625000        2.750000       360      347
 1557750      RICHMOND        VA         23235       1YCMT        2.750000       13.125000        2.750000       360      340
 1558469      WASHINGTON      DC         20009       1YCMT        3.000000       13.375000        3.000000       360      340
 1558956      WASHINGTON      DC         20015       1YCMT        3.000000       13.500000        3.000000       360      340
 1560143      DAVIDSONVIL     MD         21035       1YCMT        2.750000       13.000000        2.750000       360      339
 1560176      ALEXANDRIA      VA         22311       1YCMT        3.000000       13.250000        3.000000       360      339
 1560721      WASHINGTON      DC         20016       1YCMT        3.000000       13.500000        3.000000       360      340
 1561711      VIRGINIA BE     VA         23452       1YCMT        3.000000       13.250000        3.000000       360      340
 1561950      WASHINGTON      DC         20012       1YCMT        3.000000       13.750000        3.000000       360      339
 1562438      WASHINGTON      DC         20016       1YCMT        3.000000       13.250000        3.000000       360      340
 1563501      CENTREVILLE     VA         22020       1YCMT        3.000000       13.375000        3.000000       360      343
 1563535      CENTREVILLE     VA         22020       1YCMT        2.750000       12.875000        2.750000       360      341
 1564038      FAIRFAX STA     VA         22039       1YCMT        3.000000       13.000000        3.000000       360      341
 1564368      OAKTON          VA         22124       1YCMT        3.000000       13.250000        3.000000       360      340
 1565266      NEWPORT NEW     VA         23602       1YCMT        2.750000       11.875000        2.750000       360      340
 1565480      CHESTER         VA         23831       1YCMT        3.000000       13.125000        3.000000       360      341
 1565498      ANNAPOLIS       MD         21403       1YCMT        3.000000       13.250000        3.000000       360      341
 1566033      MECHANICSVI     VA         23111       1YCMT        2.750000       12.625000        2.750000       360      343
 1567221      WASHINGTON      DC         20009       1YCMT        3.000000       13.250000        3.000000       360      340
 1567239      BETHESDA        MD         20817       1YCMT        3.000000       13.250000        3.000000       360      340
 1567494      DUNKIRK         MD         20754       1YCMT        3.000000       13.000000        3.000000       360      342
 1568062      WASHINGTON      DC         20008       1YCMT        2.750000       12.875000        2.750000       360      341
 1568203      BETHESDA        MD         20814       1YCMT        2.750000       12.000000        2.750000       360      342
 1569961      WASHINGTON      DC         20007       1YCMT        2.750000       12.750000        2.750000       360      340
 1570274      BETHESDA        MD         20816       1YCMT        2.750000       12.750000        2.750000       360      340
 1570282      BETHESDA        MD         20817       1YCMT        3.000000       13.125000        3.000000       360      340
 1571371      RESTON          VA         22094       1YCMT        3.000000       13.250000        3.000000       360      342
 1571785      BETHESDA        MD         20816       1YCMT        2.750000       12.500000        2.750000       360      343
 1572429      BETHESDA        MD         20816       1YCMT        2.750000       12.750000        2.750000       360      340
 1573336      ROCKVILLE       MD         20852       1YCMT        2.750000       12.750000        2.750000       360      340
 1575323      POTOMAC         MD         20854       1YCMT        3.000000       13.000000        3.000000       360      341
 1575372      SOUTH RIDIN     VA         22021       1YCMT        2.750000       12.875000        2.750000       360      340
 1576370      POTOMAC         MD         20854       1YCMT        3.000000       13.125000        3.000000       360      341
 1577568      PICKENS         SC         29671       1YCMT        3.000000       12.875000        3.000000       360      343
 1577865      HERNDON         VA         22071       1YCMT        2.750000       12.625000        2.750000       360      341
 1578319      POTOMAC         MD         20854       1YCMT        2.750000       13.750000        2.750000       360      345
 1579085      MCLEAN          VA         22102       1YCMT        3.000000       12.750000        3.000000       360      342
 1579440      ANNAPOLIS       MD         21403       1YCMT        3.000000       12.875000        3.000000       360      342
 1579481      STEVENSON       MD         21153       1YCMT        3.000000       12.875000        3.000000       360      341
 1579531      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.875000        3.000000       360      344

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1518331    225000.000000   206938.290000   19950801   1554.020000   53.100000   429000.000000   6.296800   1       1       2
 1519222    252000.000000   246352.210000   19950701   1697.780000   90.000000   280000.000000   6.046800   1       1       2
 1521251    249750.000000   244678.960000   19950901   1911.530000   90.000000   279000.000000   7.421800   1       1       2
 1521475    300000.000000   293735.410000   19950701   2097.650000   45.700000   670000.000000   6.421800   1       1       2
 1522028    265000.000000   258778.630000   19950701   1740.870000   51.000000   527000.000000   5.796800   1       1       2
 1522721    223500.000000   219274.880000   19960201   1486.960000   95.000000   236000.000000   5.921800   5       1       2
 1524214    250300.000000   244922.600000   19950801   1686.320000   80.000000   313000.000000   6.046800   5       1       1
 1525989    340000.000000   336843.340000   19961001   2262.030000   48.200000   765000.000000   5.921800   1       1       2
 1526656    302500.000000   296300.280000   19950801   2089.300000   50.400000   600000.000000   6.296800   1       1       1
 1527506    247450.000000   243337.420000   19951001   1815.710000   87.700000   287000.000000   6.921800   1       1       2
 1528637    608000.000000   174846.090000   19950901   3943.480000   80.000000   760000.000000   5.671800   1       1       3
 1529536    375000.000000   367130.750000   19950801   2558.170000   78.100000   480000.000000   6.171800   1       1       1
 1531250    237700.000000   233037.860000   19950901   1641.740000   79.200000   300000.000000   6.296800   1       1       3
 1533959    233450.000000   229024.020000   19951201   1533.610000   69.300000   344000.000000   5.796800   1       1       2
 1534064    220100.000000   216399.310000   19960201   1445.910000   95.000000   232200.000000   5.796800   5       1       2
 1534080    256000.000000   251544.070000   19951201   1746.380000   80.000000   320000.000000   6.171800   1       1       3
 1534403    286000.000000   280565.570000   19951101   1926.840000   70.600000   405000.000000   6.046800  10       1       3
 1536218    232000.000000   227000.540000   19950901   1524.080000   80.000000   290000.000000   5.796800   1       1       1
 1536697    265000.000000   153209.750000   19951201   1063.680000   53.500000   495000.000000   6.171800   1       1       1
 1537224    279000.000000   272681.540000   19950901   1786.470000   90.000000   310000.000000   5.546800   1       1       3
 1537364    440000.000000   431757.970000   19951001   3038.980000   68.800000   640000.000000   6.296800   1       1       2
 1538677    260000.000000   255253.440000   19951201   1729.790000   80.000000   335000.000000   5.921800   1       1       2
 1539733    344700.000000   339303.200000   19960201   2351.470000   90.000000   383000.000000   6.171800   1       1       2
 1540442    393160.000000   385966.600000   19951101   2682.050000   80.000000   505000.000000   6.171800   1       1       2
 1542422    460000.000000   451798.570000   19951201   3099.110000   46.500000   990000.000000   6.046800   1       1       3
 1543677    356600.000000   349919.040000   19951101   2402.490000   66.000000   540000.000000   6.046800   1       1       1
 1544550    252000.000000   248054.560000   19960201   1719.090000   80.000000   335000.000000   6.171800   1       1       2
 1546605    227120.000000   223275.130000   19960101   1530.150000   80.000000   284000.000000   6.046800   1       1       2
 1547413    222550.000000   218074.010000   19951101   1462.000000   90.000000   270000.000000   5.796800   1       1       2
 1548304    263150.000000   259306.730000   19960401   1750.750000   95.000000   280000.000000   5.921800   1       1       2
 1548692    276000.000000   270064.390000   19951201   1790.140000   80.000000   345000.000000   5.671800   1       1       2
 1548882    350000.000000   344571.720000   19960301   2328.560000   70.000000   500000.000000   5.921800   1       1       2
 1550136    344000.000000   337894.200000   19960101   2259.840000   80.000000   430000.000000   5.796800   1       1       2
 1550979    510000.000000   500907.080000   19951201   3435.970000   65.800000   775000.000000   6.046800   1       1       1
 1551134    274000.000000   269577.480000   19960101   1892.450000   79.400000   345000.000000   6.296800   5       1       1
 1551233    258750.000000   245578.340000   19960101   1809.220000   75.000000   345000.000000   6.421800   1       1       1
 1551985    244350.000000   236182.150000   19960401   1504.510000   79.900000   313000.000000   5.171800   1       1       2
 1554435    234500.000000   230530.190000   19960101   1579.870000   78.200000   300000.000000   6.046800   1       1       1
 1554542    236800.000000   233092.540000   19960201   1615.400000   80.000000   300000.000000   6.171800   1       1       2
 1554922    540000.000000   530858.240000   19960101   3638.090000   73.500000   735000.000000   6.046800   1       1       3
 1556299    361000.000000   357420.280000   19960901   2432.130000   80.000000   452000.000000   6.046800   1       1       2
 1557750    278550.000000   274085.110000   19960201   1876.650000   90.000000   321000.000000   6.046800   1       1       2
 1558469    375000.000000   369267.710000   19960201   2590.040000   75.000000   500000.000000   6.296800   1       1       3
 1558956    428000.000000   421301.370000   19960201   2919.720000   80.000000   535000.000000   6.171800   1       1       1
 1560143    650000.000000   638408.240000   19960101   4270.040000   65.000000  1000000.000000   5.796800   1       1       3
 1560176    264000.000000   259532.170000   19960101   1778.620000   80.000000   347000.000000   6.046800   1       1       2
 1560721    348000.000000   342420.010000   19960201   2344.550000   80.000000   445000.000000   6.046800   1       1       2
 1561711    247500.000000   243625.070000   19960201   1688.390000   90.000000   280000.000000   6.171800   1       1       2
 1561950    291050.000000   282961.200000   19960101   1985.480000   95.000000   306500.000000   6.171800   1       1       2
 1562438    300000.000000   174711.220000   19960201   2021.160000   63.800000   470000.000000   6.046800  10       1       2
 1563501    292100.000000   287847.040000   19960501   1918.890000   95.000000   308000.000000   5.796800   1       1       2
 1563535    270000.000000   265609.320000   19960301   1751.220000   84.400000   325000.000000   5.671800   1       1       2
 1564038    274500.000000   270242.600000   19960301   1826.260000   90.000000   305000.000000   5.921800   1       1       2
 1564368    285600.000000   281020.510000   19960201   1924.150000   80.000000   360000.000000   6.046800   1       1       2
 1565266    232000.000000   227855.910000   19960201   1675.360000   56.900000   408000.000000   6.796800   1       1       3
 1565480    286000.000000   281638.880000   19960301   1926.840000   35.800000   800000.000000   6.046800   1       1       3
 1565498    270000.000000   266007.540000   19960301   1841.880000   60.000000   455000.000000   6.171800   5       1       2
 1566033    284278.000000   279551.340000   19960501   1820.270000   93.200000   306000.000000   5.546800   1       1       2
 1567221    312000.000000   306997.240000   19960201   2102.010000   80.000000   392000.000000   6.046800   1       1       2
 1567239    215000.000000   211298.940000   19960201   1394.490000   74.100000   295000.000000   5.671800   1       1       2
 1567494    255000.000000   249494.020000   19960401   1696.530000   75.000000   340000.000000   5.921800   1       1       3
 1568062    344000.000000   338272.890000   19960301   2202.670000   80.000000   430000.000000   5.546800   1       1       2
 1568203    216000.000000    85416.970000   19960401    647.450000   90.000000   280000.000000   6.421800   1       1       2
 1569961    243000.000000   237308.460000   19960201   1576.100000   60.000000   405000.000000   5.671800   1       1       2
 1570274    305000.000000   299624.980000   19960201   1952.950000   76.300000   400000.000000   5.546800   1       1       1
 1570282    335000.000000   329367.600000   19960201   2200.720000   54.000000   620000.000000   5.796800   1       1       1
 1571371    251000.000000   247505.350000   19960401   1712.270000   72.800000   345000.000000   6.171800   1       1       3
 1571785    310000.000000   305330.760000   19960501   1959.420000   77.500000   400000.000000   5.421800   1       1       3
 1572429    350000.000000   343975.030000   19960201   2270.100000   43.800000   800000.000000   5.671800   1       1       3
 1573336    255000.000000   250506.030000   19960201   1632.800000   79.100000   322500.000000   5.546800  10       1       3
 1575323    375000.000000   369044.270000   19960301   2463.490000   75.000000   500000.000000   5.796800   1       1       3
 1575372    270400.000000   265855.210000   19960201   1776.340000   80.000000   340000.000000   5.796800   1       1       2
 1576370    300000.000000   295456.620000   19960301   2021.160000   57.100000   525000.000000   6.046800   1       1       1
 1577568    346300.000000   341439.520000   19960501   2274.950000   88.100000   393000.000000   5.796800   1       1       1
 1577865    265500.000000   261081.130000   19960301   1700.030000   90.000000   306000.000000   5.546800   1       1       2
 1578319    583000.000000   575881.550000   19960701   3829.900000   80.000000   730000.000000   5.796800   1       1       2
 1579085    325000.000000   319903.900000   19960401   2081.020000   79.300000   410000.000000   5.546800   1       1       1
 1579440    218000.000000   212494.360000   19960401   1432.110000   89.000000   245000.000000   5.796800   1       1       3
 1579481    300000.000000   295235.440000   19960301   1970.790000   60.000000   500000.000000   5.796800   1       1       1
 1579531    460000.000000   453967.110000   19960601   3021.880000   38.300000  1200000.000000   5.796800   1       1       3

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1579572      EDGEWATER       MD         21037       1YCMT        3.000000       12.875000        3.000000       360      342
 1580364      BETHESDA        MD         20818       1YCMT        2.750000       13.125000        2.750000       360      343
 1580711      ALEXANDRIA      VA         22305       1YCMT        3.000000       12.750000        3.000000       360      343
 1580968      BETHESDA        MD         20814       1YCMT        3.000000       13.000000        3.000000       360      343
 1581032      RESTON          VA         22094       1YCMT        3.000000       13.000000        3.000000       360      341
 1581800      CHEVY CHASE     MD         20815       1YCMT        2.750000       12.875000        2.750000       360      343
 1581818      WASHINGTON      DC         20016       1YCMT        3.000000       12.875000        3.000000       360      343
 1581859      POTOMAC         MD         20854       1YCMT        3.000000       13.125000        3.000000       360      343
 1581875      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.875000        3.000000       360      342
 1583897      NORFOLK         VA         23507       1YCMT        2.750000       13.625000        2.750000       360      347
 1586031      ANNAPOLIS       MD         21403       1YCMT        3.000000       13.000000        3.000000       360      343
 1586759      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.875000        3.000000       360      343
 1587195      ANNAPOLIS       MD         21401       1YCMT        3.000000       13.200000        3.000000       360      343
 1587435      WASHINGTON      DC         20009       1YCMT        3.000000       12.750000        3.000000       360      342
 1589027      WOODBRIDGE      VA         22192       1YCMT        2.750000       13.375000        2.750000       360      342
 1589167      RESTON          VA         22090       1YCMT        3.000000       13.000000        3.000000       360      343
 1590181      WASHINGTON      DC         20007       1YCMT        2.750000       12.375000        2.750000       360      342
 1591585      RESTON          VA         22094       1YCMT        3.000000       12.875000        3.000000       360      342
 1591882      POTOMAC         MD         20854       1YCMT        3.000000       12.875000        3.000000       360      342
 1592864      CHARLOTTESV     VA         22901       1YCMT        3.000000       13.875000        3.000000       360      343
 1592989      OWINGS MILL     MD         21117       1YCMT        2.750000       12.250000        2.750000       360      343
 1593433      WASHINGTON      DC         20015       1YCMT        3.000000       12.875000        3.000000       360      343
 1593540      BETHESDA        MD         20817       1YCMT        3.000000       13.000000        3.000000       360      343
 1594183      ROCKVILLE       MD         20854       1YCMT        2.750000       12.375000        2.750000       360      343
 1594274      RICHMOND        VA         23235       1YCMT        2.750000       13.500000        2.750000       360      346
 1595156      WASHINGTON      DC         20007       1YCMT        3.000000       12.875000        3.000000       360      344
 1595222      WASHINGTON      DC         20016       1YCMT        3.000000       12.750000        3.000000       360      343
 1595370      GAITHERSBUR     MD         20879       1YCMT        3.000000       12.875000        3.000000       360      343
 1595826      SOUTH RIDIN     VA         20152       1YCMT        2.750000       13.625000        2.750000       360      346
 1595917      WASHINGTON      DC         20007       1YCMT        3.000000       12.750000        3.000000       360      343
 1595982      WASHINGTON      DC         20016       1YCMT        3.000000       12.875000        3.000000       360      343
 1596188      GAINESVILLE     VA         22065       1YCMT        3.000000       12.750000        3.000000       360      344
 1596352      VIENNA          VA         22180       1YCMT        3.000000       13.375000        3.000000       360      344
 1596451      CHEVY CHASE     MD         20815       1YCMT        2.750000       12.250000        2.750000       360      343
 1596592      SENECA          SC         29678       1YCMT        3.000000       14.875000        3.000000       360      347
 1597079      WASHINGTON      DC         20016       1YCMT        2.750000       12.250000        2.750000       360      343
 1597251      WASHINGTON      DC         20007       1YCMT        3.000000       13.125000        3.000000       360      343
 1597277      BETHESDA        MD         20816       1YCMT        2.750000       12.750000        2.750000       360      344
 1597459      DAVIDSONVIL     MD         21035       1YCMT        3.000000       13.250000        3.000000       360      353
 1597889      CARY            NC         27513       1YCMT        2.750000       12.375000        2.750000       360      343
 1597939      WILMINGTON      NC         28405       1YCMT        2.750000       11.500000        2.750000       360      343
 1597954      WILMINGTON      NC         28403       1YCMT        2.750000       12.375000        2.750000       360      344
 1598010      BETHESDA        MD         20816       1YCMT        3.000000       12.875000        3.000000       360      343
 1598093      POTOMAC         MD         20854       1YCMT        3.000000       13.000000        3.000000       360      344
 1598523      NORTH POTOM     MD         20878       1YCMT        3.000000       13.000000        3.000000       360      343
 1598580      VIRGINIA BE     VA         23455       1YCMT        3.000000       13.250000        3.000000       360      343
 1598598      GREAT FALLS     VA         22066       1YCMT        2.750000       12.500000        2.750000       360      344
 1598895      WASHINGTON      DC         20007       1YCMT        3.000000       13.000000        3.000000       360      343
 1599463      BETHESDA        MD         20817       1YCMT        2.750000       12.625000        2.750000       360      343
 1599877      POTOMAC         MD         20854       1YCMT        3.000000       12.875000        3.000000       360      344
 1600279      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.000000        3.000000       360      343
 1600287      POTOMAC         MD         20854       1YCMT        2.750000       12.375000        2.750000       360      349
 1600352      CENTREVILLE     VA         22020       1YCMT        3.000000       13.375000        3.000000       360      343
 1600402      REHOBOTH BE     DE         19971       1YCMT        2.750000       13.625000        2.750000       360      347
 1600477      WRIGHTSVILL     NC         28480       1YCMT        2.750000       11.500000        2.750000       360      344
 1600485      COLUMBIA        MD         21044       1YCMT        3.000000       13.125000        3.000000       360      343
 1600592      PORTSMOUTH      VA         23701       1YCMT        2.750000       12.375000        2.750000       360      343
 1601053      HARWOOD         MD         20776       1YCMT        2.750000       12.750000        2.750000       360      344
 1601343      GERMANTOWN      MD         20874       1YCMT        2.750000       11.625000        2.750000       360      344
 1601392      WILMINGTON      NC         28405       1YCMT        2.750000       11.625000        2.750000       360      344
 1601533      SILVER SPRI     MD         20905       1YCMT        2.750000       12.625000        2.750000       360      343
 1602077      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.125000        3.000000       360      343
 1602085      GREAT FALLS     VA         22060       1YCMT        2.750000       11.625000        2.750000       360      344
 1602275      BETHESDA        MD         20817       1YCMT        2.750000       11.750000        2.750000       360      343
 1602283      MONETA          VA         24121       1YCMT        3.000000       13.250000        3.000000       360      343
 1602291      FAIRFAX         VA         22039       1YCMT        3.000000       13.250000        3.000000       360      343
 1602606      ANNAPOLIS       MD         21401       1YCMT        2.750000       12.125000        2.750000       360      345
 1602911      WASHINGTON      DC         20007       1YCMT        3.000000       13.250000        3.000000       360      343
 1603109      COLUMBIA        MD         21044       1YCMT        2.750000       11.750000        2.750000       360      344
 1603265      MITCHELLVIL     MD         20721       1YCMT        2.750000       13.750000        2.750000       360      343
 1603422      CENTREVILLE     VA         22020       1YCMT        3.000000       13.250000        3.000000       360      344
 1604115      WASHINGTON      DC         20007       1YCMT        3.000000       13.375000        3.000000       360      344
 1604289      WASHINGTON      DC         20007       1YCMT        2.750000       12.750000        2.750000       360      344
 1604297      WASHINGTON      DC         20008       1YCMT        3.000000       13.250000        3.000000       360      344
 1604578      REISTERSTOW     MD         21136       1YCMT        3.000000       13.625000        3.000000       360      343
 1604693      CLARKSBURG      MD         20871       1YCMT        2.750000       12.750000        2.750000       360      344
 1604701      GERMANTOWN      MD         20874       1YCMT        3.000000       13.125000        3.000000       360      344
 1605138      ROCKVILLE       MD         20850       1YCMT        2.750000       11.750000        2.750000       360      344
 1605856      BETHESDA        MD         20816       1YCMT        2.750000       13.125000        2.750000       360      344
 1605989      ASHBURN         VA         20147       1YCMT        3.000000       14.250000        3.000000       360      352

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1579572    390000.000000   384167.100000   19960401   2562.030000   74.300000   525000.000000   5.796800   5       1       3
 1580364    548000.000000   536329.750000   19960501   3329.710000   80.000000   690000.000000   5.046800   1       1       2
 1580711    216500.000000   213388.280000   19960501   1404.220000   89.500000   242000.000000   5.671800  10       1       1
 1580968    324000.000000   319118.140000   19960501   2047.910000   80.000000   405000.000000   5.421800   1       1       2
 1581032    236800.000000   232857.520000   19960301   1516.260000   80.000000   296000.000000   5.546800  10       1       2
 1581800    495000.000000   488052.540000   19960501   3251.800000   73.300000   700000.000000   5.796800   1       1       2
 1581818    300000.000000   295789.350000   19960501   1970.790000   70.600000   425000.000000   5.796800   1       1       3
 1581859    280000.000000   275975.640000   19960501   1816.080000   80.000000   350000.000000   5.671800   1       1       2
 1581875    600000.000000   590555.020000   19960401   3891.590000   60.000000  1000000.000000   5.671800   1       1       1
 1583897    467900.000000   463686.590000   19960901   3311.770000   82.800000   565000.000000   6.546800   1       1       1
 1586031    220400.000000   216919.940000   19960501   1357.050000   90.000000   245000.000000   5.171800   1       1       2
 1586759    400000.000000   393724.910000   19960501   2627.720000   80.000000   505000.000000   5.796800   5       1       2
 1587195    231000.000000   227757.790000   19960501   1517.510000   82.700000   279400.000000   5.796800   1       1       3
 1587435    325000.000000   320022.790000   19960401   2107.950000   57.000000   570000.000000   5.671800  10       1       1
 1589027    218500.000000   215233.300000   19960401   1435.390000   95.000000   232000.000000   5.796800   1       1       2
 1589167    386000.000000   380709.910000   19960501   2568.070000   77.200000   500000.000000   5.921800   1       1       1
 1590181    228800.000000   225040.080000   19960401   1427.420000   76.300000   300000.000000   5.296800   1       1       1
 1591585    288000.000000   283376.790000   19960401   1820.360000   60.000000   480000.000000   5.421800   1       1       2
 1591882    400000.000000   394017.620000   19960401   2627.720000   59.300000   675000.000000   5.796800   1       1       3
 1592864    246800.000000   243863.300000   19960501   1789.480000   80.000000   309000.000000   6.796800   1       1       2
 1592989    280000.000000   275579.000000   19960501   1724.010000   70.000000   400000.000000   5.171800   1       1       3
 1593433    256000.000000   245710.020000   19960501   1681.740000   47.000000   545000.000000   5.796800   1       1       3
 1593540    370000.000000   364806.900000   19960501   2430.640000   78.700000   470000.000000   5.796800   1       1       3
 1594183    480000.000000   472598.730000   19960501   2994.580000   76.200000   630000.000000   5.296800   1       1       3
 1594274    295650.000000   292688.120000   19960801   2067.230000   47.700000   620000.000000   6.421800   1       1       3
 1595156    476000.000000   458286.480000   19960601   3126.990000   77.400000   615000.000000   5.796800   1       1       1
 1595222    350000.000000   304315.920000   19960501   2241.090000   71.400000   490000.000000   5.546800   1       1       2
 1595370    378750.000000   373434.100000   19960501   2488.120000   75.000000   505000.000000   5.796800   1       1       3
 1595826    219800.000000   217569.320000   19960801   1555.740000   79.700000   276000.000000   6.546800   1       1       2
 1595917    255000.000000   251247.230000   19960501   1632.800000   60.000000   425000.000000   5.546800   1       1       1
 1595982    340000.000000   334162.710000   19960501   2233.560000   79.600000   427000.000000   5.796800   1       1       3
 1596188    310700.000000   305782.040000   19960601   1837.910000   80.000000   390000.000000   4.796800   1       1       2
 1596352    235100.000000   231985.780000   19960601   1544.440000   95.000000   248000.000000   5.796800   1       1       2
 1596451    325000.000000   319868.360000   19960501   2001.090000   56.300000   577000.000000   5.171800   1       1       3
 1596592    243200.000000   241314.720000   19960901   1848.500000   95.000000   256000.000000   7.296800   1       1       2
 1597079    269500.000000   265161.850000   19960501   1659.360000   73.800000   365000.000000   5.171800   1       1       3
 1597251    300000.000000   295875.880000   19960501   2021.160000   48.800000   615000.000000   6.046800   1       1       2
 1597277    281600.000000   277816.350000   19960601   1826.460000   80.000000   355000.000000   5.671800   1       1       2
 1597459    235000.000000   233682.320000   19970301   1603.120000   73.700000   319000.000000   6.171800   1       1       2
 1597889    364650.000000   358892.390000   19960501   2245.220000   85.000000   430000.000000   5.171800   1       1       2
 1597939    372000.000000   365648.190000   19960501   2558.060000   74.600000   498700.000000   6.296800   1       1       3
 1597954    313200.000000   308576.040000   19960601   1928.430000   79.300000   395000.000000   5.171800   1       1       1
 1598010    241000.000000   237535.560000   19960501   1563.130000   89.600000   269000.000000   5.671800   1       1       1
 1598093    415000.000000   409683.620000   19960601   2761.010000   50.000000   830000.000000   5.921800   1       1       3
 1598523    229500.000000   225863.640000   19960501   1507.660000   90.000000   255000.000000   5.796800   1       1       2
 1598580    500000.000000   493115.130000   19960501   3326.520000   74.100000   675000.000000   5.921800   1       1       3
 1598598    428000.000000   421970.790000   19960601   2705.260000   70.200000   610000.000000   5.421800   1       1       1
 1598895    302640.000000   298290.310000   19960501   1962.920000   80.000000   379500.000000   5.671800   1       1       2
 1599463    458000.000000   451259.830000   19960501   2932.630000   61.900000   740000.000000   5.546800   1       1       3
 1599877    292300.000000   288372.600000   19960601   1895.860000   80.000000   380000.000000   5.671800  10       1       2
 1600279    298190.000000   294103.300000   19960501   1983.870000   77.500000   385000.000000   5.921800   1       1       3
 1600287    688000.000000   681473.180000   19961101   4292.230000   80.000000   860000.000000   5.296800   1       1       1
 1600352    270500.000000   267050.430000   19960501   1868.280000   95.000000   285000.000000   6.296800   1       1       2
 1600402    250000.000000   247751.100000   19960901   1769.490000   73.500000   340000.000000   6.546800   1       1       1
 1600477    262500.000000   258332.800000   19960601   1827.560000   75.000000   350000.000000   6.421800   1       1       3
 1600485    356000.000000   348838.400000   19960501   2398.440000   80.000000   445000.000000   6.046800   1       1       3
 1600592    215650.000000   212293.490000   19960501   1557.290000   95.000000   252000.000000   6.796800   1       1       2
 1601053    280000.000000   276237.880000   19960601   1816.080000   80.000000   350000.000000   5.671800   1       1       2
 1601343    630000.000000   620092.280000   19960601   4440.340000   78.800000   800000.000000   6.546800   1       1       3
 1601392    225000.000000   221509.650000   19960601   1585.840000   58.900000   382000.000000   6.546800   5       1       3
 1601533    320000.000000   315290.700000   19960501   2049.000000   80.000000   420000.000000   5.546800   1       1       2
 1602077    325000.000000   320754.290000   19960501   2217.080000   64.400000   505000.000000   6.171800   1       1       3
 1602085    480000.000000   472553.870000   19960601   3383.120000   80.000000   600000.000000   6.546800   1       1       3
 1602275    693000.000000   680893.050000   19960501   4706.370000   74.900000   925000.000000   6.171800   1       1       2
 1602283    300000.000000   296174.250000   19960501   2072.030000   74.100000   405000.000000   6.296800   1       1       3
 1602291    290000.000000   286208.340000   19960501   1978.320000   88.100000   329000.000000   6.171800   1       1       3
 1602606    313000.000000   308801.240000   19960701   2315.000000   69.600000   450000.000000   7.046800   1       1       1
 1602911    380000.000000   374119.590000   19960501   2433.190000   80.000000   525000.000000   5.546800  10       1       2
 1603109    220000.000000   216665.340000   19960601   1569.610000   80.000000   275000.000000   6.671800   1       1       3
 1603265    223250.000000   220041.280000   19960501   1448.000000   95.000000   250000.000000   5.671800   1       1       2
 1603422    238400.000000   235196.860000   19960601   1546.260000   80.000000   300000.000000   5.671800   1       1       2
 1604115    404000.000000   397905.340000   19960601   2553.560000   79.200000   510000.000000   5.421800   1       1       1
 1604289    564000.000000   556179.650000   19960601   3658.100000   80.000000   725000.000000   5.671800   1       1       2
 1604297    466000.000000   459888.500000   19960601   3061.290000   66.600000   700000.000000   5.796800   1       1       2
 1604578    311000.000000   306937.260000   19960501   2121.570000   74.700000   416500.000000   6.171800   1       1       3
 1604693    675000.000000   665930.760000   19960601   4378.040000   77.100000   875000.000000   5.671800   1       1       3
 1604701    224000.000000   221198.460000   19960601   1509.130000   78.600000   285000.000000   6.046800   1       1       3
 1605138    385000.000000   379164.510000   19960601   2746.810000   77.000000   500000.000000   6.671800   1       1       3
 1605856    338000.000000   332318.340000   19960601   2248.730000   65.600000   518000.000000   5.921800   1       1       2
 1605989    246850.000000   244149.990000   19970201   1704.940000   94.800000   260500.000000   6.296800  10       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1606177      ROCKVILLE       MD         20852       1YCMT        2.750000       12.875000        2.750000       360      344
 1606722      GAITHERSBUR     MD         20878       1YCMT        3.000000       13.375000        3.000000       360      343
 1607944      WASHINGTON      DC         20012       1YCMT        2.750000       13.625000        2.750000       360      345
 1608165      DARNESTOWN      MD         20874       1YCMT        2.750000       13.125000        2.750000       360      345
 1608231      WINSTON-SAL     NC         27106       1YCMT        2.750000       12.000000        2.750000       360      344
 1608264      BETHESDA        MD         20817       1YCMT        2.750000       12.750000        2.750000       360      344
 1608272      BETHESDA        MD         20816       1YCMT        2.750000       12.750000        2.750000       360      344
 1608447      STERLING        VA         20165       1YCMT        2.750000       13.500000        2.750000       360      344
 1608710      SILVER SPRI     MD         20904       1YCMT        2.750000       12.125000        2.750000       360      344
 1608736      WASHINGTON      DC         20015       1YCMT        2.750000       12.750000        2.750000       360      343
 1609825      BETHESDA        MD         20816       1YCMT        3.000000       13.625000        3.000000       360      344
 1610815      SILVER SPRI     MD         20905       1YCMT        2.750000       12.125000        2.750000       360      344
 1611748      ROCKVILLE       MD         20852       1YCMT        3.000000       13.750000        3.000000       360      344
 1611912      ROCKVILLE       MD         20850       1YCMT        2.750000       13.375000        2.750000       360      344
 1612167      MITCHELLVIL     MD         20721       1YCMT        2.750000       12.125000        2.750000       360      345
 1613389      ALEXANDRIA      VA         22314       1YCMT        2.750000       12.000000        2.750000       360      344
 1615095      MCLEAN          VA         22102       1YCMT        2.750000       13.125000        2.750000       360      344
 1615210      CHARLOTTE       NC         28278       1YCMT        2.750000       12.125000        2.750000       360      345
 1615806      OWINGS MILL     MD         21117       1YCMT        2.750000       12.375000        2.750000       360      346
 1615822      BETHESDA        MD         20816       1YCMT        3.000000       13.750000        3.000000       360      344
 1619378      ARLINGTON       VA         22207       1YCMT        3.000000       13.875000        3.000000       360      346
 1619493      AFTON           VA         22920       1YCMT        3.000000       14.250000        3.000000       360      346
 1620327      WASHINGTON      DC         20008       1YCMT        3.000000       13.875000        3.000000       360      345
 1620343      POTOMAC         MD         20854       1YCMT        2.750000       13.500000        2.750000       360      344
 1621127      ELLICOTT CI     MD         21042       1YCMT        2.750000       13.625000        2.750000       360      346
 1621952      ARLINGTON       VA         22207       1YCMT        2.750000       13.625000        2.750000       360      345
 1621960      FALLS CHURC     VA         22044       1YCMT        2.750000       12.375000        2.750000       360      344
 1622067      WASHINGTON      DC         20007       1YCMT        2.750000       13.375000        2.750000       360      345
 1622075      MCLEAN          VA         22101       1YCMT        2.750000       13.500000        2.750000       360      345
 1622166      GAITHERSBUR     MD         20882       1YCMT        2.750000       12.375000        2.750000       360      345
 1623016      WILMINGTON      NC         28401       1YCMT        2.750000       12.250000        2.750000       360      345
 1623321      YORKTOWN        VA         23692       1YCMT        3.000000       14.250000        3.000000       360      346
 1623685      ALEXANDRIA      VA         22308       1YCMT        2.750000       13.500000        2.750000       360      344
 1624790      CHESAPEAKE      VA         23320       1YCMT        2.750000       13.875000        2.750000       360      346
 1625466      SILVER SPRI     MD         20905       1YCMT        2.750000       12.500000        2.750000       360      345
 1626019      WOODBINE        MD         21797       1YCMT        2.750000       12.250000        2.750000       360      345
 1626225      HIGHLAND        MD         20777       1YCMT        2.750000       12.250000        2.750000       360      345
 1627629      DENVER          NC         28037       1YCMT        2.750000       12.125000        2.750000       360      346
 1627645      LORTON          VA         22079       1YCMT        2.750000       13.875000        2.750000       360      345
 1627777      FREDERICKSB     VA         22408       1YCMT        2.875000       12.750000        2.875000       360      349
 1627868      BETHESDA        MD         20814       1YCMT        2.750000       12.375000        2.750000       360      347
 1628163      RESTON          VA         22094       1YCMT        3.000000       14.250000        3.000000       360      347
 1628312      CHESTERFIEL     VA         23832       1YCMT        2.875000       13.500000        2.875000       360      348
 1628379      HILTON HEAD     SC         29928       1YCMT        2.750000       12.125000        2.750000       360      346
 1628569      NORTH POTOM     MD         20878       1YCMT        2.750000       12.125000        2.750000       360      346
 1628734      WASHINGTON      DC         20011       1YCMT        2.750000       13.375000        2.750000       360      345
 1628825      LUTHERVILLE     MD         21093       1YCMT        2.750000       12.500000        2.750000       360      347
 1628874      ROCKVILLE       MD         20850       1YCMT        2.750000       12.125000        2.750000       360      346
 1629088      CLARKSVILLE     MD         21029       1YCMT        2.750000       13.875000        2.750000       360      345
 1629450      EDGEWATER       MD         21037       1YCMT        2.750000       12.125000        2.750000       360      346
 1629476      OAKTON          VA         22124       1YCMT        2.750000       12.125000        2.750000       360      346
 1629617      BETHESDA        MD         20814       1YCMT        2.750000       12.250000        2.750000       360      345
 1630060      MITCHELLVIL     MD         20721       1YCMT        3.000000       14.125000        3.000000       360      345
 1630565      WASHINGTON      DC         20007       1YCMT        2.750000       13.625000        2.750000       360      347
 1630862      CLIFTON         VA         22024       1YCMT        2.750000       12.250000        2.750000       360      346
 1630912      MOUNT AIRY      MD         21771       1YCMT        2.750000       13.500000        2.750000       360      345
 1631324      WILMINGTON      NC         28405       1YCMT        3.000000       14.125000        3.000000       360      356
 1631662      POTOMAC         MD         20854       1YCMT        2.750000       13.625000        2.750000       360      345
 1632025      WILMINGTON      NC         28405       1YCMT        2.750000       12.250000        2.750000       360      346
 1632421      VIENNA          VA         22182       1YCMT        3.000000       14.125000        3.000000       360      346
 1634195      VIENNA          VA         22181       1YCMT        2.750000       12.250000        2.750000       360      345
 1634252      MCLEAN          VA         22101       1YCMT        2.750000       12.250000        2.750000       360      345
 1635937      ARLINGTON       VA         22201       1YCMT        3.000000       14.125000        3.000000       360      347
 1636984      ARLINGTON       VA         22204       1YCMT        2.750000       13.875000        2.750000       360      348
 1637289      HILTON HEAD     SC         29925       1YCMT        2.750000       12.250000        2.750000       360      346
 1637586      CLINTON         MD         20735       1YCMT        2.750000       13.625000        2.750000       360      345
 1637685      HILTON HEAD     SC         29926       1YCMT        2.750000       12.625000        2.750000       360      347
 1638253      FAIRFAX         VA         22030       1YCMT        2.750000       12.250000        2.750000       360      346
 1638378      WASHINGTON      DC         20016       1YCMT        2.750000       12.250000        2.750000       360      346
 1638675      YORKTOWN        VA         23693       1YCMT        2.750000       13.625000        2.750000       360      347
 1638782      WILMINGTON      NC         28403       1YCMT        3.000000       12.625000        3.000000       360      351
 1638808      GREENSBORO      NC         27214       1YCMT        2.750000       13.625000        2.750000       360      345
 1638816      CARY            NC         27511       1YCMT        2.750000       12.375000        2.750000       360      346
 1639202      GAITHERSBUR     MD         20882       1YCMT        2.750000       14.000000        2.750000       360      346
 1639517      MOORESVILLE     NC         28115       1YCMT        2.750000       12.250000        2.750000       360      347
 1639582      DURHAM          NC         27705       1YCMT        2.750000       12.250000        2.750000       360      347
 1639970      NORTH POTOM     MD         20878       1YCMT        2.750000       12.125000        2.750000       360      346
 1640291      RESTON          VA         22091       1YCMT        2.750000       13.625000        2.750000       360      346
 1641018      BETHESDA        MD         20816       1YCMT        2.750000       13.500000        2.750000       360      346
 1641109      FAIRFAX STA     VA         22039       1YCMT        2.750000       13.875000        2.750000       360      346

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1606177    308000.000000   303861.650000   19960601   1997.690000   80.000000   385000.000000   5.671800   1       1       3
 1606722    252300.000000   248842.270000   19960501   1678.560000   77.600000   325000.000000   5.921800   1       1       3
 1607944    225600.000000   223217.080000   19960701   1596.790000   80.000000   285000.000000   6.546800   1       1       2
 1608165    316600.000000   312128.690000   19960701   2001.130000   80.000000   419000.000000   5.421800   1       1       2
 1608231    336000.000000   331037.640000   19960601   2454.930000   80.000000   420000.000000   6.921800   1       1       3
 1608264    298000.000000   293996.010000   19960601   1932.830000   76.400000   390000.000000   5.671800   1       1       3
 1608272    458000.000000   451845.250000   19960601   2970.580000   76.300000   600000.000000   5.671800   1       1       1
 1608447    244000.000000   240644.290000   19960601   1562.360000   80.000000   308000.000000   5.546800   1       1       2
 1608710    219600.000000   216293.520000   19960601   1623.440000   90.000000   244000.000000   7.046800   1       1       3
 1608736    506000.000000   496522.010000   19960501   3281.910000   76.100000   665000.000000   5.671800   1       1       3
 1609825    307200.000000   302106.340000   19960601   2043.810000   80.000000   405000.000000   5.921800   1       1       2
 1610815    403750.000000   397909.290000   19960601   2950.840000   88.700000   455000.000000   6.921800   1       1       3
 1611748    258750.000000   255666.050000   19960601   1787.130000   75.000000   345000.000000   6.296800   1       1       3
 1611912    336000.000000   330395.250000   19960601   2320.670000   80.000000   420000.000000   6.296800   1       1       2
 1612167    220500.000000   217542.050000   19960701   1630.850000   90.000000   245000.000000   7.046800   1       1       1
 1613389    276650.000000   272565.020000   19960601   2021.920000   76.800000   360000.000000   6.921800  10       1       3
 1615095    444000.000000   437290.260000   19960601   2697.800000   80.000000   565000.000000   5.046800   1       1       2
 1615210    650000.000000   639884.410000   19960701   4686.740000   72.200000   900000.000000   6.796800   1       1       3
 1615806    437675.000000   432233.540000   19960801   3313.160000   74.200000   590000.000000   7.296800   1       1       3
 1615822    225000.000000   222185.880000   19960601   1515.870000   69.200000   335000.000000   6.046800   1       1       2
 1619378    248000.000000   245449.900000   19960801   1712.880000   80.000000   310000.000000   6.296800   1       1       2
 1619493    349200.000000   346182.700000   19960801   2623.430000   90.000000   395000.000000   7.171800   1       1       2
 1620327    351300.000000   347211.440000   19960701   2366.780000   60.000000   590000.000000   6.046800   1       1       2
 1620343    255900.000000   252923.210000   19960601   1789.290000   80.000000   320000.000000   6.421800   1       1       2
 1621127    264000.000000   261419.020000   19960801   1868.580000   84.000000   320000.000000   6.546800   1       1       2
 1621952    336000.000000   332451.060000   19960701   2378.190000   80.000000   420000.000000   6.546800   1       1       3
 1621960    228800.000000   225716.030000   19960601   1732.570000   80.000000   286000.000000   7.296800   1       1       3
 1622067    280000.000000   276818.890000   19960701   1910.100000   65.100000   432000.000000   6.171800  10       1       2
 1622075    445800.000000   440856.500000   19960701   3079.030000   60.000000   743000.000000   6.296800   1       1       3
 1622166    239000.000000   235941.760000   19960701   1809.810000   68.300000   350000.000000   7.296800   1       1       3
 1623016    250000.000000   246724.390000   19960701   1871.030000   64.900000   385000.000000   7.171800   1       1       2
 1623321    236250.000000   234208.690000   19960801   1774.870000   90.000000   264000.000000   7.171800   1       1       2
 1623685    382500.000000   377237.550000   19960601   2449.190000   90.000000   433000.000000   5.546800   1       1       2
 1624790    217500.000000   215476.660000   19960801   1577.030000   95.000000   229000.000000   6.796800   1       1       2
 1625466    351600.000000   346989.850000   19960701   2222.360000   80.000000   440000.000000   5.421800   1       1       2
 1626019    260000.000000   256593.400000   19960701   1945.870000   73.200000   355000.000000   7.171800   1       1       3
 1626225    385200.000000   380153.010000   19960701   2882.880000   75.500000   510000.000000   7.171800   1       1       3
 1627629    250000.000000   246672.230000   19960801   1805.350000   71.400000   350000.000000   6.796800   1       1       3
 1627645    249850.000000   246937.130000   19960701   1725.660000   95.000000   263000.000000   6.296800   1       1       2
 1627777    299250.000000   287129.030000   19961101   1746.350000   95.000000   315000.000000   4.671800   1       1       2
 1627868    324000.000000   320203.300000   19960901   2424.850000   90.000000   360000.000000   7.171800   1       1       3
 1628163    218250.000000   216426.710000   19960901   1601.450000   90.000000   243000.000000   6.921800  10       1       2
 1628312    336853.000000   334151.630000   19961001   2413.260000   92.900000   367000.000000   6.671800   1       1       2
 1628379    234400.000000   231423.560000   19960801   1733.660000   80.000000   295000.000000   7.046800   1       3       2
 1628569    356000.000000   351477.680000   19960801   2633.040000   88.300000   403000.000000   7.046800   1       1       3
 1628734    368000.000000   363787.070000   19960701   2541.690000   77.500000   475000.000000   6.296800   1       1       3
 1628825    381700.000000   377433.540000   19960901   2924.240000   79.500000   480000.000000   7.421800   1       1       3
 1628874    450000.000000   444010.120000   19960801   3249.630000   75.000000   600000.000000   6.796800   1       1       3
 1629088    253050.000000   250441.760000   19960701   1812.890000   95.000000   271000.000000   6.671800   1       1       2
 1629450    286500.000000   282860.540000   19960801   2119.000000   75.000000   382000.000000   7.046800   1       1       3
 1629476    256000.000000   252747.980000   19960801   1893.420000   77.600000   330000.000000   7.046800   1       1       3
 1629617    255000.000000   251658.930000   19960701   1908.450000   79.700000   320000.000000   7.171800   1       1       3
 1630060    313300.000000   309795.290000   19960701   2163.890000   73.700000   425000.000000   6.296800   1       1       3
 1630565    216000.000000   214058.020000   19960901   1528.840000   90.000000   250000.000000   6.546800  10       1       2
 1630862    400000.000000    92968.540000   19960801    828.480000   28.600000  1400000.000000   6.796800   1       1       3
 1630912    240000.000000   237338.510000   19960701   1657.630000   80.000000   300000.000000   6.296800   1       1       2
 1631324    300000.000000   299407.250000   19970601   2227.500000   75.000000   400000.000000   7.046800   1       1       1
 1631662    260000.000000   257255.030000   19960701   1840.270000   80.000000   325000.000000   6.546800   1       1       3
 1632025    338000.000000   333801.520000   19960801   2529.600000   79.200000   427000.000000   7.171800   1       1       3
 1632421    357000.000000   353509.800000   19960801   2526.830000   74.400000   480000.000000   6.546800   1       1       3
 1634195    700000.000000   516402.300000   19960701   4068.280000   70.700000   995000.000000   7.171800   1       1       2
 1634252    450000.000000   444104.030000   19960701   3367.850000   75.000000   600000.000000   7.171800   1       1       3
 1635937    225000.000000   223073.260000   19960901   1631.410000   58.400000   385000.000000   6.796800   1       1       3
 1636984    249750.000000   247594.030000   19961001   1724.970000   78.700000   320000.000000   6.296800   1       1       2
 1637289    382500.000000   377408.530000   19960801   2762.180000   75.000000   510000.000000   6.796800   1       1       3
 1637586    223800.000000   221436.090000   19960701   1584.050000   90.000000   249000.000000   6.546800   1       1       2
 1637685    220000.000000   217598.660000   19960901   1685.890000   62.900000   350000.000000   7.421800   1       1       2
 1638253    300000.000000   296277.620000   19960801   2245.230000   80.000000   375000.000000   7.171800   1       1       3
 1638378    225000.000000   222208.210000   19960801   1683.930000   75.000000   300000.000000   7.171800   1       1       3
 1638675    300000.000000   290083.870000   19960901   2123.390000   87.000000   360000.000000   6.546800   1       1       2
 1638782    248000.000000   246215.290000   19970101   1587.980000   80.000000   310000.000000   5.546800   1       1       2
 1638808    220500.000000   217655.760000   19960701   1430.160000   90.000000   248000.000000   5.671800   1       1       2
 1638816    240750.000000   237546.560000   19960801   1738.550000   90.000000   268800.000000   6.796800   1       1       2
 1639202    217900.000000   215545.720000   19960801   1561.070000   94.800000   230000.000000   6.671800   1       1       2
 1639517    250000.000000   247071.610000   19960901   1871.030000   84.700000   305000.000000   7.171800   1       1       2
 1639582    236200.000000   231137.600000   19960901   1751.860000   77.400000   305000.000000   7.171800   1       1       3
 1639970    319600.000000   315540.090000   19960801   2363.810000   80.000000   399500.000000   7.046800   1       1       3
 1640291    269200.000000   266228.740000   19960801   1791.000000   80.000000   337000.000000   5.921800   1       1       2
 1641018    288000.000000   285114.770000   19960801   2013.740000   80.000000   360000.000000   6.421800   1       1       2
 1641109    572000.000000   566543.470000   19960801   4097.880000   80.000000   725000.000000   6.671800   1       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1641489      GAITHERSBUR     MD         20879       1YCMT        2.750000       12.250000        2.750000       360      346
 1641703      OAKTON          VA         22124       1YCMT        3.000000       12.125000        3.000000       360      353
 1641877      WASHINGTON      DC         20007       1YCMT        2.750000       12.250000        2.750000       360      347
 1641885      DURHAM          NC         27705       1YCMT        3.000000       14.000000        3.000000       360      347
 1641984      ALEXANDRIA      VA         22301       1YCMT        2.750000       12.125000        2.750000       360      347
 1641992      ALEXANDRIA      VA         22315       1YCMT        2.750000       12.125000        2.750000       360      347
 1642388      DENVER          NC         28037       1YCMT        2.750000       12.125000        2.750000       360      347
 1642842      MITCHELLVIL     MD         20721       1YCMT        2.750000       12.500000        2.750000       360      346
 1642982      CLIFTON         VA         22024       1YCMT        2.750000       13.500000        2.750000       360      347
 1643105      CLARKSVILLE     MD         21029       1YCMT        2.750000       12.250000        2.750000       360      347
 1644236      STERLING        VA         20165       1YCMT        3.000000       16.750000        3.000000       360      346
 1645209      WEAVERVILLE     NC         28787       1YCMT        2.750000       13.875000        2.750000       360      346
 1645332      WILMINGTON      NC         28405       1YCMT        2.750000       12.375000        2.750000       360      347
 1645761      BOWIE           MD         20720       1YCMT        2.750000       12.500000        2.750000       360      348
 1645787      ARLINGTON       VA         22201       1YCMT        2.750000       12.375000        2.750000       360      347
 1646124      DAVIDSONVIL     MD         21035       1YCMT        2.750000       12.375000        2.750000       360      347
 1646132      BOWIE           MD         20721       1YCMT        2.750000       12.500000        2.750000       360      346
 1646165      ALEXANDRIA      VA         22314       1YCMT        3.000000       12.750000        3.000000       360      348
 1646314      MOORESVILLE     NC         28115       1YCMT        2.750000       12.375000        2.750000       360      347
 1646330      CENTREVILLE     VA         22020       1YCMT        2.750000       13.625000        2.750000       360      346
 1648898      MCLEAN          VA         22101       1YCMT        2.750000       13.875000        2.750000       360      347
 1648922      ARNOLD          MD         21012       1YCMT        3.000000       12.625000        3.000000       360      351
 1649060      GAITHERSBUR     MD         20878       1YCMT        3.000000       13.875000        3.000000       360      353
 1649318      OAKTON          VA         22124       1YCMT        2.875000       13.500000        2.875000       360      348
 1649813      DURHAM          NC         27705       1YCMT        2.750000       12.500000        2.750000       360      347
 1650472      CHARLOTTE       NC         28226       1YCMT        2.750000       12.500000        2.750000       360      347
 1650514      BETHESDA        MD         20816       1YCMT        2.750000       12.500000        2.750000       360      346
 1650522      MCLEAN          VA         22102       1YCMT        3.000000       12.500000        3.000000       360      349
 1650530      VIENNA          VA         22182       1YCMT        2.750000       12.875000        2.750000       360      347
 1650571      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.625000        3.000000       360      349
 1650704      WASHINGTON      DC         20016       1YCMT        2.750000       13.375000        2.750000       360      347
 1651579      ALEXANDRIA      VA         22312       1YCMT        2.750000       12.375000        2.750000       360      347
 1651785      WILMINGTON      NC         28409       1YCMT        3.000000       12.375000        3.000000       360      350
 1651991      FAIRFAX         VA         22030       1YCMT        3.000000       14.125000        3.000000       360      347
 1652213      CROFTON         MD         21114       1YCMT        2.750000       12.375000        2.750000       360      347
 1652882      KESWICK         VA         22947       1YCMT        3.000000       13.875000        3.000000       360      356
 1652999      GREAT FALLS     VA         22066       1YCMT        2.750000       13.625000        2.750000       360      347
 1653054      POTOMAC         MD         20854       1YCMT        2.750000       12.375000        2.750000       360      348
 1653120      CHARLOTTE       NC         28270       1YCMT        2.750000       12.375000        2.750000       360      348
 1653476      NORTH POTOM     MD         20878       1YCMT        2.750000       12.375000        2.750000       360      348
 1653567      VIENNA          VA         22182       1YCMT        2.750000       12.375000        2.750000       360      347
 1654151      LOWGAP          NC         27024       1YCMT        3.250000       13.000000        3.250000       360      347
 1654185      OWINGS MILL     MD         21117       1YCMT        2.750000       12.375000        2.750000       360      347
 1654458      ANNAPOLIS       MD         21401       1YCMT        2.750000       12.375000        2.750000       360      348
 1654813      ARLINGTON       VA         22207       1YCMT        2.750000       13.625000        2.750000       360      347
 1654995      CHARLOTTE       NC         28209       1YCMT        2.750000       12.500000        2.750000       360      348
 1655406      WILMINGTON      NC         28409       1YCMT        3.000000       12.625000        3.000000       360      351
 1655653      RICHMOND        VA         23233       1YCMT        2.750000       12.625000        2.750000       360      347
 1656107      EARLYSVILLE     VA         22936       1YCMT        2.750000       12.500000        2.750000       360      348
 1656305      VIENNA          VA         22181       1YCMT        2.750000       12.500000        2.750000       360      347
 1656453      SILVER SPRI     MD         20906       1YCMT        2.750000       12.500000        2.750000       360      348
 1656479      CLARKSVILLE     MD         21029       1YCMT        2.750000       13.625000        2.750000       360      347
 1656503      CHARLOTTESV     VA         22901       1YCMT        3.000000       13.750000        3.000000       360      353
 1656743      RICHMOND        VA         23229       1YCMT        2.750000       13.750000        2.750000       360      348
 1656842      POTOMAC         MD         20854       1YCMT        2.750000       12.500000        2.750000       360      347
 1656883      WASHINGTON      DC         20009       1YCMT        2.750000       13.875000        2.750000       360      347
 1657378      GREAT FALLS     VA         22066       1YCMT        2.750000       12.500000        2.750000       360      348
 1657394      SPRINGFIELD     VA         22153       1YCMT        2.750000       12.500000        2.750000       360      348
 1657493      WASHINGTON      DC         20007       1YCMT        2.875000       12.250000        2.875000       360      348
 1657972      ARNOLD          MD         21012       1YCMT        3.000000       12.500000        3.000000       360      349
 1658244      HERNDON         VA         22071       1YCMT        2.750000       13.750000        2.750000       360      348
 1658376      RESTON          VA         22094       1YCMT        2.750000       12.500000        2.750000       360      348
 1658392      WASHINGTON      DC         20008       1YCMT        2.750000       12.750000        2.750000       360      348
 1659176      WASHINGTON      DC         20015       1YCMT        2.750000       13.875000        2.750000       360      348
 1660067      STERLING        VA         20165       1YCMT        2.750000       12.625000        2.750000       360      350
 1660422      WASHINGTON      DC         20007       1YCMT        2.750000       13.750000        2.750000       360      349
 1660752      ADVANCE         NC         27006       1YCMT        2.750000       12.625000        2.750000       360      348
 1661081      FALLS CHURC     VA         22041       1YCMT        2.750000       12.625000        2.750000       360      348
 1661347      WILMINGTON      NC         28405       1YCMT        2.750000       12.500000        2.750000       360      347
 1661792      CHAPIN          SC         29036       1YCMT        2.750000       13.875000        2.750000       360      348
 1661917      CHESTER         MD         21619       1YCMT        3.000000       13.875000        3.000000       360      348
 1662501      RICHMOND        VA         23234       1YCMT        3.000000       13.875000        3.000000       360      350
 1662527      ROSWELL         GA         30075       1YCMT        2.750000       12.500000        2.750000       360      348
 1662923      BETHESDA        MD         20817       1YCMT        2.750000       13.750000        2.750000       360      348
 1664317      CABIN JOHN      MD         20818       1YCMT        2.750000       12.500000        2.750000       360      348
 1664341      PASADENA        MD         21122       1YCMT        2.750000       12.500000        2.750000       360      349
 1664366      FAIRFAX STA     VA         22039       1YCMT        2.750000       12.500000        2.750000       360      348
 1664457      MOUNT AIRY      MD         21771       1YCMT        2.750000       12.750000        2.750000       360      347
 1664507      CLIFTON         VA         22024       1YCMT        2.750000       12.500000        2.750000       360      348
 1664788      GREAT FALLS     VA         22066       1YCMT        2.750000       12.625000        2.750000       360      348

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1641489    253600.000000   250144.940000   19960801   1809.330000   90.000000   285000.000000   6.671800   1       1       2
 1641703    340000.000000   337991.750000   19970301   2065.880000   73.100000   465000.000000   5.046800   1       1       3
 1641877    348300.000000   344498.300000   19960901   2669.070000   90.000000   405000.000000   7.421800  10       1       2
 1641885    250000.000000   247751.100000   19960901   1769.490000   50.500000   498000.000000   6.546800   1       1       2
 1641984    508800.000000   498953.810000   19960901   3735.150000   80.000000   636000.000000   7.046800   1       1       3
 1641992    300000.000000   296401.000000   19960901   2218.850000   87.000000   345000.000000   7.046800   1       1       3
 1642388    237500.000000   234650.810000   19960901   1756.590000   75.400000   315000.000000   7.046800   1       1       3
 1642842    220500.000000   217827.860000   19960801   1669.720000   90.000000   245000.000000   7.296800   1       1       3
 1642982    524000.000000   519169.500000   19960901   3663.890000   80.000000   655000.000000   6.421800   1       1       3
 1643105    450000.000000   444726.870000   19960901   3367.850000   75.000000   600000.000000   7.171800   1       1       3
 1644236    256500.000000   254495.260000   19960801   2017.890000   95.000000   271500.000000   7.671800   1       1       2
 1645209    238000.000000   235096.660000   19960801   1664.130000   79.900000   298000.000000   6.421800   1       1       2
 1645332    750000.000000   741416.230000   19960901   5679.320000   60.000000  1250000.000000   7.296800   1       1       3
 1645761    245000.000000   242496.580000   19961001   1548.570000   87.500000   280000.000000   5.421800   1       1       1
 1645787    260000.000000   257024.200000   19960901   1968.830000   54.200000   480000.000000   7.296800   1       1       3
 1646124    415400.000000   410550.830000   19960901   3145.100000   76.100000   546000.000000   7.296800   1       1       3
 1646132    263250.000000   260134.650000   19960801   2016.790000   90.000000   292500.000000   7.421800   1       1       3
 1646165    550000.000000   544338.130000   19961001   3792.340000   72.700000   757000.000000   6.296800  10       1       1
 1646314    442000.000000   436697.620000   19960901   3269.110000   74.900000   590000.000000   7.046800   1       1       3
 1646330    298800.000000   295781.180000   19960801   2114.890000   90.000000   332000.000000   6.546800   1       1       3
 1648898    685000.000000   679134.280000   19960901   4966.730000   74.500000   920000.000000   6.796800   1       1       1
 1648922    324000.000000   321611.800000   19970101   2047.910000   80.000000   405000.000000   5.421800   1       1       3
 1649060    286500.000000   285297.380000   19970301   2077.330000   80.000000   370000.000000   6.796800   1       1       2
 1649318    299000.000000   296481.260000   19961001   2090.660000   74.900000   414000.000000   6.421800   1       1       2
 1649813    288000.000000   284780.900000   19960901   2206.400000   70.200000   410000.000000   7.421800   1       1       3
 1650472    256000.000000   253054.070000   19960901   1960.590000   80.000000   320000.000000   7.421800   1       1       2
 1650514    497900.000000   491602.340000   19960801   3812.890000   72.200000   690000.000000   7.421800   1       1       3
 1650522    435000.000000   430970.250000   19961101   2749.500000   75.000000   580000.000000   5.421800   1       1       1
 1650530    310500.000000   307269.100000   19960901   2039.770000   90.000000   353000.000000   5.796800   1       1       2
 1650571    325000.000000   322060.220000   19961101   2081.020000   67.700000   480000.000000   5.546800   1       1       3
 1650704    618500.000000   611252.310000   19960901   4628.930000   56.200000  1100000.000000   7.171800   1       1       1
 1651579    232000.000000   222451.080000   19960901   1703.990000   77.300000   300000.000000   7.296800   1       1       3
 1651785    247500.000000   245341.800000   19961201   1523.910000   91.000000   277000.000000   5.171800   1       1       2
 1651991    216776.000000   213382.770000   19960901   1497.220000   79.900000   275000.000000   6.296800  10       1       2
 1652213    237700.000000   234966.400000   19960901   1799.870000   84.900000   280000.000000   7.296800   1       1       3
 1652882    250000.000000   249439.890000   19970601   1748.040000   50.400000   510000.000000   6.421800   1       1       2
 1652999    484000.000000   479203.150000   19960901   3260.800000   80.000000   625000.000000   6.046800   1       1       2
 1653054    288000.000000   284986.560000   19961001   1796.750000   73.500000   392000.000000   5.296800   1       1       1
 1653120    234000.000000   231182.780000   19961001   1347.040000   90.000000   260000.000000   4.546800   1       1       2
 1653476    236200.000000   233728.510000   19961001   1473.590000   77.200000   306000.000000   5.296800   1       1       1
 1653567    420000.000000   414961.490000   19960901   3106.390000   80.000000   525000.000000   7.046800   1       1       3
 1654151    265600.000000   262901.920000   19960901   2129.920000   80.000000   332000.000000   7.921800   1       1       2
 1654185    360000.000000   355879.720000   19960901   2245.940000   90.000000   470000.000000   5.296800   1       1       2
 1654458    288000.000000   284986.560000   19961001   1796.750000   79.600000   362000.000000   5.296800   1       1       3
 1654813    412800.000000   409086.640000   19960901   2921.780000   80.000000   520000.000000   6.546800   1       1       2
 1654995    250000.000000   221238.080000   19961001   1661.560000   31.300000   800000.000000   6.921800   1       1       2
 1655406    368000.000000   365353.660000   19970101   2356.350000   80.000000   460000.000000   5.546800   1       1       3
 1655653    271150.000000   268040.080000   19960901   2077.860000   80.000000   340200.000000   7.421800   1       1       2
 1656107    220000.000000   217752.060000   19961001   1390.550000   79.700000   276000.000000   5.421800   1       1       3
 1656305    725000.000000   715887.160000   19960901   5235.510000   74.400000  1000000.000000   6.796800   1       1       2
 1656453    282500.000000   279613.380000   19961001   1785.600000   74.700000   378000.000000   5.421800   1       1       1
 1656479    294800.000000   291805.290000   19960901   1961.320000   80.000000   370000.000000   5.921800   1       1       2
 1656503    330000.000000   328579.720000   19970301   2364.170000   61.700000   535000.000000   6.671800   1       1       1
 1656743    450000.000000   446391.250000   19961001   3223.860000   49.200000   925000.000000   6.671800   1       1       2
 1656842    217000.000000   214449.600000   19960901   1661.490000   74.800000   290000.000000   7.421800   1       1       3
 1656883    280000.000000   276730.090000   19960901   2005.960000   71.800000   390000.000000   6.671800  00       1       3
 1657378    464000.000000   459258.850000   19961001   2932.800000   80.000000   597000.000000   5.421800   1       1       2
 1657394    225800.000000   223492.790000   19961001   1427.210000   88.500000   255000.000000   5.421800   1       1       1
 1657493    300000.000000   296785.920000   19961001   1847.160000   71.400000   420000.000000   5.171800   1       1       2
 1657972    388750.000000   380767.910000   19961101   2457.170000   82.700000   470000.000000   5.421800   1       1       1
 1658244    287000.000000   284698.380000   19961001   2056.110000   84.900000   338000.000000   6.671800   1       1       1
 1658376    260000.000000   257343.310000   19961001   1643.380000   76.900000   338000.000000   5.421800   1       1       3
 1658392    580000.000000   574349.810000   19961001   3761.870000   80.000000   725000.000000   5.671800   1       1       2
 1659176    299250.000000   296473.170000   19961001   1990.920000   95.000000   375000.000000   5.921800   1       1       2
 1660067    299000.000000   296572.690000   19961201   1914.530000   74.800000   400000.000000   5.546800   1       1       1
 1660422    391000.000000   388087.690000   19961101   2767.480000   71.100000   550000.000000   6.546800  10       1       3
 1660752    255500.000000   252950.700000   19961001   1636.000000   90.000000   290000.000000   5.546800   1       1       2
 1661081    307000.000000   303304.730000   19961001   1965.760000   86.500000   355000.000000   5.546800   1       1       3
 1661347    380000.000000   182145.670000   19960901   1562.540000   80.000000   483000.000000   7.421800   1       1       2
 1661792    240000.000000   238122.340000   19961001   1740.170000   80.000000   300000.000000   6.796800   1       1       2
 1661917    560000.000000   554676.800000   19961001   3678.810000   80.000000   700000.000000   5.796800   1       1       2
 1662501    225600.000000   224054.890000   19961201   1577.430000   80.000000   290000.000000   6.421800   1       1       2
 1662527    400000.000000   395912.770000   19961001   2528.280000   69.600000   575000.000000   5.421800   1       1       3
 1662923    292000.000000   288667.430000   19961001   2016.780000   80.000000   368000.000000   6.296800   1       1       2
 1664317    282800.000000   279840.930000   19961001   1764.310000   80.000000   353500.000000   5.296800  10       1       2
 1664341    248000.000000   244606.330000   19961101   1567.530000   80.000000   310000.000000   5.421800   1       1       1
 1664366    285600.000000   282681.730000   19961001   1805.190000   80.000000   357000.000000   5.421800   1       1       3
 1664457    294500.000000   291361.250000   19960901   2257.380000   95.000000   310000.000000   7.421800   1       1       2
 1664507    260000.000000   257343.310000   19961001   1643.380000   80.000000   325000.000000   5.421800   1       1       3
 1664788    371000.000000   363239.570000   19961001   2375.560000   73.500000   505000.000000   5.546800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1664903      MOORESVILLE     NC         28115       1YCMT        3.000000       12.625000        3.000000       360      350
 1665215      ANNAPOLIS       MD         21401       1YCMT        2.750000       12.500000        2.750000       360      348
 1665348      WASHINGTON      DC         20015       1YCMT        2.750000       13.625000        2.750000       360      348
 1665371      WINTERGREEN     VA         22958       1YCMT        2.750000       13.875000        2.750000       360      348
 1665587      WASHINGTON      DC         20016       1YCMT        3.000000       14.125000        3.000000       360      348
 1666023      RESTON          VA         20194       1YCMT        3.000000       12.250000        3.000000       360      350
 1666049      BETHESDA        MD         20817       1YCMT        2.750000       12.500000        2.750000       360      349
 1666411      GREAT FALLS     VA         22066       1YCMT        2.750000       12.500000        2.750000       360      349
 1666460      VIENNA          VA         22181       1YCMT        2.875000       12.375000        2.875000       360      348
 1666494      ANNAPOLIS       MD         21403       1YCMT        2.750000       12.625000        2.750000       360      348
 1666635      MADISON         NJ         7940        1YCMT        3.000000       12.625000        3.000000       360      350
 1666791      SPRINGFIELD     VA         22153       1YCMT        2.750000       12.500000        2.750000       360      348
 1667294      POWDER SPRI     GA         30073       1YCMT        2.750000       12.625000        2.750000       360      348
 1668144      FAIRFAX         VA         22020       1YCMT        2.750000       12.625000        2.750000       360      349
 1668201      STERLING        VA         20165       1YCMT        3.000000       12.625000        3.000000       360      350
 1668946      MCLEAN          VA         22101       1YCMT        2.750000       12.625000        2.750000       360      349
 1668987      ROCKVILLE       MD         20854       1YCMT        2.750000       14.000000        2.750000       360      349
 1668995      WINSTON-SAL     NC         27106       1YCMT        2.750000       12.500000        2.750000       360      348
 1669167      SOUTH RIDIN     VA         20152       1YCMT        3.000000       13.625000        3.000000       360      353
 1669712      SUMMERFIELD     NC         27358       1YCMT        2.750000       12.500000        2.750000       360      349
 1669720      CLEMMONS        NC         27012       1YCMT        2.750000       12.500000        2.750000       360      348
 1669738      GAITHERSBUR     MD         20879       1YCMT        3.000000       12.500000        3.000000       360      350
 1669753      WINSTON-SAL     NC         27104       1YCMT        2.750000       12.500000        2.750000       360      348
 1670140      WASHINGTON      DC         20007       1YCMT        3.000000       12.375000        3.000000       360      350
 1670157      FAIRFAX         VA         22032       1YCMT        2.875000       12.375000        2.875000       360      348
 1670264      WASHINGTON      DC         20007       1YCMT        2.875000       13.500000        2.875000       360      349
 1670413      ALEXANDRIA      VA         22310       1YCMT        2.875000       12.375000        2.875000       360      349
 1670421      WASHINGTON      DC         20016       1YCMT        3.000000       13.500000        3.000000       360      350
 1670454      ANNANDALE       VA         22003       1YCMT        2.875000       12.375000        2.875000       360      348
 1670496      MITCHELLVIL     MD         20721       1YCMT        2.875000       12.375000        2.875000       360      349
 1671213      LUTHERVILLE     MD         21093       1YCMT        2.875000       12.250000        2.875000       360      348
 1671338      VIENNA          VA         22182       1YCMT        2.875000       12.375000        2.875000       360      349
 1671619      LUTHERVILLE     MD         21093       1YCMT        3.000000       12.375000        3.000000       360      350
 1671643      SILVER SPRI     MD         20905       1YCMT        2.875000       13.500000        2.875000       360      349
 1671692      NEW CITY        NY         10956       1YCMT        2.875000       13.375000        2.875000       360      354
 1671718      WARRENTON       VA         20186       1YCMT        2.875000       13.500000        2.875000       360      349
 1671874      VIRGINIA BE     VA         23454       1YCMT        2.875000       12.375000        2.875000       360      349
 1672062      ELLICOTT CI     MD         21042       1YCMT        2.875000       13.500000        2.875000       360      349
 1672328      SILVER SPRI     MD         20910       1YCMT        2.875000       12.375000        2.875000       360      349
 1672401      ARLINGTON       VA         22205       1YCMT        3.000000       13.875000        3.000000       360      348
 1672948      ARLINGTON       VA         22213       1YCMT        2.875000       12.375000        2.875000       360      349
 1672989      MOORESVILLE     NC         28115       1YCMT        2.875000       12.375000        2.875000       360      349
 1673037      GLEN ARM        MD         21057       1YCMT        2.875000       12.375000        2.875000       360      349
 1673276      BALTIMORE       MD         21208       1YCMT        2.875000       12.500000        2.875000       360      350
 1673292      RESTON          VA         22091       1YCMT        2.875000       12.375000        2.875000       360      349
 1673318      BETHESDA        MD         20817       1YCMT        2.875000       12.375000        2.875000       360      349
 1673326      ROUND HILL      VA         20141       1YCMT        2.875000       12.250000        2.875000       360      349
 1673367      ALEXANDRIA      VA         22315       1YCMT        2.875000       12.375000        2.875000       360      349
 1673482      OAKTON          VA         22124       1YCMT        2.875000       12.375000        2.875000       360      349
 1673615      ROCKVILLE       MD         20850       1YCMT        2.875000       12.375000        2.875000       360      349
 1674266      CHEVY CHASE     MD         20815       1YCMT        2.875000       12.250000        2.875000       360      349
 1674308      WASHINGTON      DC         20007       1YCMT        2.875000       14.125000        2.875000       360      349
 1674720      DARNESTOWN      MD         20874       1YCMT        2.875000       12.250000        2.875000       360      349
 1674803      POTOMAC         MD         20854       1YCMT        3.000000       14.000000        3.000000       360      349
 1675685      ASHBURN         VA         20147       1YCMT        2.875000       13.125000        2.875000       360      357
 1676485      WASHINGTON      DC         20011       1YCMT        2.875000       12.625000        2.875000       360      350
 1676691      POTOMAC         MD         20854       1YCMT        2.875000       12.250000        2.875000       360      351
 1678499      BETHESDA        MD         20817       1YCMT        2.875000       12.250000        2.875000       360      355
 1678788      WASHINGTON      DC         20016       1YCMT        2.875000       13.750000        2.875000       360      349
 1681352      GLEN ALLEN      VA         23060       1YCMT        3.000000       14.000000        3.000000       360      350
 1682343      VIRGINIA BE     VA         23456       1YCMT        2.875000       13.500000        2.875000       360      354
 1682434      BETHESDA        MD         20816       1YCMT        2.875000       13.500000        2.875000       360      354
 1684547      WASHINGTON      DC         20007       1YCMT        2.875000       12.125000        2.875000       360      350
 1684810      GLEN ALLEN      VA         23060       1YCMT        2.875000       13.375000        2.875000       360      351
 1685387      CLIFTON         VA         20124       1YCMT        2.875000       13.375000        2.875000       360      355
 1686062      WASHINGTON      DC         20016       1YCMT        2.875000       13.375000        2.875000       360      351
 1688597      ALEXANDRIA      VA         22309       1YCMT        3.000000       13.750000        3.000000       360      351
 1690494      BETHESDA        MD         20817       1YCMT        3.000000       13.875000        3.000000       360      357
 1690551      BETHESDA        MD         20814       1YCMT        2.875000       13.250000        2.875000       360      351
 1693274      GAMBRILLS       MD         21054       1YCMT        2.875000       12.000000        2.875000       360      352
 1694017      ALEXANDRIA      VA         22315       1YCMT        2.875000       13.500000        2.875000       360      354
 1694223      HERNDON         VA         22071       1YCMT        3.000000       14.125000        3.000000       360      351
 1694603      BETHESDA        MD         20816       1YCMT        3.000000       13.625000        3.000000       360      353
 1695048      ASHBURN         VA         20147       1YCMT        2.875000       12.000000        2.875000       360      352
 1695816      FAIRFAX         VA         22030       1YCMT        3.000000       13.750000        3.000000       360      352
 1696202      ASHBURN         VA         20147       1YCMT        3.000000       12.875000        3.000000       360      358
 1696624      WASHINGTON      DC         20016       1YCMT        2.875000       13.125000        2.875000       360      353
 1696673      WASHINGTON      DC         20007       1YCMT        2.875000       13.125000        2.875000       360      352
 1696681      BETHESDA        MD         20814       1YCMT        3.000000       13.625000        3.000000       360      352
 1697614      ANNAPOLIS       MD         21401       1YCMT        2.875000       12.000000        2.875000       360      352

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1664903    240000.000000   238051.610000   19961201   1536.750000   65.800000   365000.000000   5.546800   1       1       1
 1665215    281500.000000   262399.100000   19961001   1779.280000   74.100000   380000.000000   5.421800   1       1       3
 1665348    246400.000000   244374.690000   19961001   1744.010000   80.000000   308000.000000   6.546800   1       1       1
 1665371    360000.000000   357183.530000   19961001   2610.250000   73.500000   490000.000000   6.796800   1       1       2
 1665587    624000.000000   619121.090000   19961001   4524.440000   80.000000   780000.000000   6.796800   1       1       3
 1666023    223200.000000   221253.690000   19961201   1374.290000   80.000000   280000.000000   5.171800   1       1       2
 1666049    670000.000000   663793.280000   19961101   4234.860000   78.800000   850000.000000   5.421800   1       1       3
 1666411    360000.000000   356665.020000   19961101   2275.450000   80.000000   450000.000000   5.421800   1       1       2
 1666460    272000.000000   269153.970000   19961001   1696.930000   76.000000   358000.000000   5.296800   1       1       1
 1666494    772500.000000   764792.340000   19961001   4946.410000   75.000000  1070000.000000   5.546800   5       1       2
 1666635    586000.000000   581242.710000   19961201   3752.230000   77.600000   755000.000000   5.546800   1       1       1
 1666791    321800.000000   318425.160000   19961001   2409.710000   85.800000   375000.000000   7.171800   1       1       3
 1667294    215550.000000   213399.260000   19961001   1380.200000   73.600000   293000.000000   5.546800   1       1       3
 1668144    261500.000000   254977.190000   19961101   1674.420000   71.600000   365000.000000   5.546800   1       1       1
 1668201    250000.000000   247970.450000   19961201   1600.780000   76.000000   329000.000000   5.546800   1       1       1
 1668946    280000.000000   277467.250000   19961101   1792.880000   80.000000   350000.000000   5.546800   1       1       1
 1668987    261250.000000   259399.260000   19961101   1894.250000   95.000000   275000.000000   6.796800   1       1       2
 1668995    254250.000000   251652.030000   19961001   1607.040000   90.000000   282500.000000   5.421800   1       1       2
 1669167    218555.000000   217567.520000   19970301   1528.170000   78.600000   278000.000000   6.421800   1       1       2
 1669712    281000.000000   278396.790000   19961101   1776.120000   85.400000   329000.000000   5.421800   1       1       2
 1669720    215200.000000   213001.000000   19961001   1360.220000   80.000000   269000.000000   5.421800   1       1       2
 1669738    282000.000000   279655.190000   19961201   1782.440000   79.400000   355000.000000   5.421800   1       1       1
 1669753    217600.000000   215376.490000   19961001   1375.390000   80.000000   277000.000000   5.421800   1       1       2
 1670140    222200.000000   220307.930000   19961201   1386.240000   69.400000   320000.000000   5.296800   1       1       1
 1670157    255500.000000   251595.950000   19961001   1593.990000   79.800000   320000.000000   5.296800   1       1       1
 1670264    260000.000000   257648.230000   19961101   1664.810000   80.000000   335000.000000   5.546800  10       1       2
 1670413    260000.000000   257533.390000   19961101   1622.070000   88.400000   294000.000000   5.296800  10       1       1
 1670421    540000.000000   536301.660000   19961201   3775.760000   80.000000   675000.000000   6.421800   1       1       3
 1670454    227100.000000   224723.790000   19961001   1416.810000   85.400000   266000.000000   5.296800   1       1       3
 1670496    240000.000000   237723.200000   19961101   1497.290000   80.000000   300000.000000   5.296800   1       1       3
 1671213    325000.000000   321518.050000   19961001   2001.090000   48.100000   675000.000000   5.171800   1       1       3
 1671338    248000.000000   244520.430000   19961101   1547.200000   50.600000   490000.000000   5.296800   1       1       3
 1671619    343500.000000   340574.980000   19961201   2143.000000   79.900000   430000.000000   5.296800   1       1       1
 1671643    558000.000000   553636.550000   19961101   3901.620000   77.000000   725000.000000   6.421800   1       1       1
 1671692    488000.000000   486120.370000   19970401   3370.500000   80.000000   610000.000000   6.296800   1       1       2
 1671718    380000.000000   377099.140000   19961101   2657.020000   69.100000   550000.000000   6.421800   1       1       3
 1671874    218900.000000   216824.440000   19961101   1365.660000   89.300000   245000.000000   5.296800   1       1       1
 1672062    216000.000000   213278.940000   19961101   1510.310000   90.000000   245000.000000   6.421800   1       1       2
 1672328    253000.000000   249644.590000   19961101   1578.400000   79.100000   320000.000000   5.296800   1       1       1
 1672401    294400.000000   291084.630000   19961001   1958.660000   80.000000   385000.000000   5.921800   1       1       2
 1672948    264000.000000   261495.510000   19961101   1647.020000   75.000000   352000.000000   5.296800   1       1       3
 1672989    230400.000000   228214.270000   19961101   1437.400000   80.000000   289000.000000   5.296800   1       1       2
 1673037    427500.000000   423444.410000   19961101   2667.050000   90.000000   480000.000000   5.296800   1       1       2
 1673276    592000.000000   587077.660000   19961201   3741.850000   80.000000   740000.000000   5.421800   1       1       3
 1673292    224000.000000   221875.010000   19961101   1397.470000   84.500000   265000.000000   5.296800   1       1       3
 1673318    424200.000000   420175.760000   19961101   2646.460000   79.300000   535000.000000   5.296800   1       1       3
 1673326    423200.000000   419083.730000   19961101   2605.720000   80.000000   530000.000000   5.171800   1       1       2
 1673367    250000.000000   247628.320000   19961101   1559.680000   89.300000   280000.000000   5.296800   1       1       1
 1673482    333000.000000   329842.670000   19961101   2077.490000   84.900000   392000.000000   5.296800   1       1       3
 1673615    270000.000000   267438.630000   19961101   1684.450000   60.700000   445000.000000   5.296800   1       1       1
 1674266    372000.000000   368386.410000   19961101   2290.470000   60.000000   660000.000000   5.171800   1       1       2
 1674308    251750.000000   249682.120000   19961101   1696.090000   95.000000   265000.000000   6.046800   1       1       2
 1674720    300000.000000   297085.760000   19961101   1847.160000   72.300000   430000.000000   5.171800   1       1       2
 1674803    258400.000000   256217.200000   19961101   1719.150000   80.000000   323000.000000   5.921800  10       1       2
 1675685    305500.000000   305009.930000   19970701   2058.220000   95.000000   324000.000000   6.046800   1       1       2
 1676485    237500.000000   235571.930000   19961201   1520.740000   95.000000   255000.000000   5.546800   1       1       2
 1676691    580000.000000   575299.160000   19970101   3477.400000   80.000000   800000.000000   4.921800   1       1       2
 1678499    250000.000000   249044.960000   19970501   1539.300000   49.900000   502000.000000   5.171800   1       1       2
 1678788    237600.000000   235502.960000   19961101   1541.070000   80.000000   300000.000000   5.671800   1       1       2
 1681352    250000.000000   248449.330000   19961201   1834.420000   67.600000   388000.000000   6.921800   1       1       2
 1682343    219600.000000   218733.040000   19970401   1498.060000   90.000000   290000.000000   6.171800   1       1       2
 1682434    454400.000000   452692.590000   19970401   3177.240000   80.000000   568000.000000   6.421800   1       1       1
 1684547    500000.000000   495535.830000   19961201   3038.060000   59.500000   840000.000000   5.046800   1       1       3
 1684810    284000.000000   281751.840000   19970101   1725.620000   80.000000   360000.000000   5.046800   1       1       2
 1685387    381550.000000   380224.820000   19970501   2474.730000   80.000000   479000.000000   5.671800   1       1       2
 1686062    325000.000000   322877.050000   19970101   2189.590000   40.700000   800000.000000   6.046800   1       1       2
 1688597    223120.000000   221617.000000   19970101   1484.430000   80.000000   281000.000000   5.921800   1       1       2
 1690494    400000.000000   399447.630000   19970701   2900.280000   71.400000   560000.000000   6.796800   1       1       3
 1690551    499200.000000   496017.880000   19970101   3405.430000   80.000000   624000.000000   6.171800   1       1       3
 1693274    250000.000000   248231.510000   19970201   1498.880000   69.400000   360000.000000   4.921800   1       1       3
 1694017    267250.000000   266141.780000   19970401   1778.030000   79.700000   337000.000000   5.921800   1       1       2
 1694223    215650.000000   214494.330000   19970101   1601.200000   95.000000   231000.000000   7.046800   1       1       2
 1694603    304000.000000   302407.320000   19970301   1971.740000   80.000000   380000.000000   5.671800   1       1       2
 1695048    233100.000000   231203.610000   19970201   1287.190000   80.000000   300000.000000   4.171800   1       1       2
 1695816    293000.000000   291512.480000   19970201   2099.090000   78.600000   373000.000000   6.671800   1       1       3
 1696202    338215.000000   337930.850000   19970801   2221.840000  100.000000   340000.000000   5.796800   1       1       2
 1696624    320000.000000   315337.750000   19970301   2102.180000   80.000000   400000.000000   5.796800   1       1       2
 1696673    264000.000000   262495.590000   19970201   1778.620000   80.000000   330000.000000   6.046800  10       1       2
 1696681    251000.000000   249703.780000   19970201   1776.570000   68.800000   365000.000000   6.546800  10       1       1
 1697614    530000.000000   526250.800000   19970201   3177.620000   54.400000   975000.000000   4.921800   1       1       3

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1698455      WASHINGTON      DC         20003       1YCMT        2.875000       13.125000        2.875000       360      352
 1698695      GAITHERSBUR     MD         20878       1YCMT        3.000000       13.875000        3.000000       360      356
 1699073      EDGEWATER       MD         21037       1YCMT        2.875000       13.250000        2.875000       360      353
 1699545      BETHESDA        MD         20817       1YCMT        3.000000       13.625000        3.000000       360      353
 1699552      VIENNA          VA         22182       1YCMT        3.000000       13.625000        3.000000       360      358
 1699560      WASHINGTON      DC         20007       1YCMT        3.000000       14.000000        3.000000       360      352
 1700046      BETHESDA        MD         20816       1YCMT        2.875000       13.125000        2.875000       360      352
 1700178      KENSINGTON      MD         20895       1YCMT        2.875000       12.125000        2.875000       360      352
 1700384      WASHINGTON      DC         20016       1YCMT        3.000000       13.500000        3.000000       360      353
 1701762      GAITHERSBUR     MD         20878       1YCMT        3.000000       13.625000        3.000000       360      358
 1701853      WASHINGTON      DC         20008       1YCMT        2.875000       12.250000        2.875000       360      354
 1701861      BETHESDA        MD         20817       1YCMT        2.875000       12.125000        2.875000       360      352
 1702901      WASHINGTON      DC         20016       1YCMT        3.000000       13.875000        3.000000       360      355
 1703933      BETHESDA        MD         20817       1YCMT        3.000000       14.000000        3.000000       360      354
 1704113      GAITHERSBUR     MD         20878       1YCMT        3.000000       13.875000        3.000000       360      354
 1705706      GAITHERSBUR     MD         20878       1YCMT        3.000000       14.000000        3.000000       360      353
 1705722      ASHBURN         VA         20147       1YCMT        3.000000       13.500000        3.000000       360      357
 1706340      CHEVY CHASE     MD         20815       1YCMT        2.875000       12.250000        2.875000       360      355
 1706787      CENTREVILLE     VA         20120       1YCMT        3.000000       13.875000        3.000000       360      356
 1707561      COLUMBIA        MD         21044       1YCMT        3.000000       14.000000        3.000000       360      354
 1707876      BOZMAN          MD         21612       1YCMT        3.000000       13.750000        3.000000       360      354
 1709278      OAKTON          VA         22124       1YCMT        3.000000       13.750000        3.000000       360      355
 1709815      WASHINGTON      DC         20009       1YCMT        3.000000       13.750000        3.000000       360      355
 1709989      ROCKVILLE       MD         20852       1YCMT        3.000000       14.525000        3.000000       360      358
 1711134      CROWNSVILLE     MD         21032       1YCMT        2.875000       12.375000        2.875000       360      356
 1711142      CROWNSVILLE     MD         21032       1YCMT        3.000000       13.875000        3.000000       360      355
 1711159      MILLERSVILL     MD         21108       1YCMT        3.000000       13.500000        3.000000       360      358
 1711274      HAYMARKET       VA         20169       1YCMT        3.000000       13.875000        3.000000       360      355
 1711548      ASHBURN         VA         20147       1YCMT        3.000000       13.500000        3.000000       360      358
 1711621      WASHINGTON      DC         20016       1YCMT        3.000000       13.875000        3.000000       360      355
 1712256      SMITHFIELD      VA         23430       1YCMT        2.875000       12.000000        2.875000       360      358
 1712371      ARLINGTON       VA         22205       1YCMT        2.875000       12.000000        2.875000       360      357
 1712603      ARLINGTON       VA         22207       1YCMT        2.875000       14.000000        2.875000       360      355
 1713262      WASHINGTON      DC         20016       1YCMT        2.875000       13.500000        2.875000       360      356
 1713270      BETHESDA        MD         20817       1YCMT        2.875000       12.250000        2.875000       360      356
 1713676      STERLING        VA         20165       1YCMT        2.875000       12.125000        2.875000       360      354
 1713999      WASHINGTON      DC         20036       1YCMT        3.000000       13.625000        3.000000       360      355
 1715283      ASHBURN         VA         20147       1YCMT        3.000000       13.250000        3.000000       360      358
 1716463      CENTREVILLE     VA         20120       1YCMT        2.875000       13.375000        2.875000       360      354
 1717081      WASHINGTON      DC         20007       1YCMT        2.875000       13.250000        2.875000       360      355
 1717214      ASHBURN         VA         20147       1YCMT        3.000000       13.875000        3.000000       360      356
 1717750      WASHINGTON      DC         20012       1YCMT        2.875000       14.125000        2.875000       360      357
 1717958      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.750000        3.000000       360      355
 1718295      HERNDON         VA         20171       1YCMT        3.000000       13.875000        3.000000       360      355
 1718543      WASHINGTON      DC         20007       1YCMT        3.000000       14.000000        3.000000       360      355
 1718949      WASHINGTON      DC         20008       1YCMT        2.875000       12.250000        2.875000       360      357
 1718956      WASHINGTON      DC         20016       1YCMT        3.000000       13.750000        3.000000       360      356
 1719004      HERNDON         VA         20170       1YCMT        2.875000       13.500000        2.875000       360      356
 1719152      CHEVY CHASE     MD         20815       1YCMT        2.875000       12.250000        2.875000       360      356
 1719160      WASHINGTON      DC         20015       1YCMT        2.875000       13.500000        2.875000       360      356
 1719178      WASHINGTON      DC         20016       1YCMT        3.000000       13.875000        3.000000       360      358
 1720366      FAIRFAX STA     VA         22039       1YCMT        2.875000       14.000000        2.875000       360      355
 1720887      OLNEY           MD         20832       1YCMT        3.000000       13.750000        3.000000       360      355
 1721471      WASHINGTON      DC         20005       1YCMT        2.875000       13.500000        2.875000       360      357
 1721554      WASHINGTON      DC         20016       1YCMT        2.875000       12.875000        2.875000       360      358
 1721596      ANNAPOLIS       MD         21401       1YCMT        3.000000       13.875000        3.000000       360      357
 1721786      SILVER SPRI     MD         20905       1YCMT        2.875000       12.375000        2.875000       360      356
 1722446      WASHINGTON      DC         20007       1YCMT        3.000000       14.000000        3.000000       360      356
 1722453      WASHINGTON      DC         20016       1YCMT        3.000000       13.500000        3.000000       360      358
 1722677      FAIRFAX STA     VA         22039       1YCMT        3.000000       14.000000        3.000000       360      355
 1723162      HERNDON         VA         20171       1YCMT        3.000000       14.000000        3.000000       360      357
 1723576      POTOMAC         MD         20854       1YCMT        3.000000       13.875000        3.000000       360      356
 1723691      GAITHERSBUR     MD         20878       1YCMT        3.000000       14.625000        3.000000       360      358
 1723709      GAITHERSBUR     MD         20878       1YCMT        3.000000       13.125000        3.000000       360      358
 1724046      KENSINGTON      MD         20895       1YCMT        3.000000       14.125000        3.000000       360      356
 1724772      CENTREVILLE     VA         20120       1YCMT        3.000000       13.875000        3.000000       360      357
 1724814      WARRENTON       VA         20187       1YCMT        3.000000       13.875000        3.000000       360      357
 1724988      ROCKVILLE       MD         20854       1YCMT        2.875000       13.625000        2.875000       360      356
 1725290      STERLING        VA         20165       1YCMT        3.000000       14.000000        3.000000       360      356
 1725431      FAIRFAX STA     VA         22039       1YCMT        3.000000       14.025000        3.000000       360      358
 1725464      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.750000        3.000000       360      357
 1725480      WASHINGTON      DC         20009       1YCMT        3.000000       13.875000        3.000000       360      357
 1725514      WASHINGTON      DC         20009       1YCMT        2.875000       13.500000        2.875000       360      357
 1725621      GREAT FALLS     VA         22066       1YCMT        3.000000       13.875000        3.000000       360      356
 1725837      WASHINGTON      DC         20007       1YCMT        2.875000       14.000000        2.875000       360      357
 1725860      WASHINGTON      DC         20016       1YCMT        3.000000       14.125000        3.000000       360      357
 1726009      STERLING        VA         20165       1YCMT        3.000000       14.000000        3.000000       360      357
 1726025      WASHINGTON      DC         20015       1YCMT        3.000000       14.000000        3.000000       360      357
 1726041      WASHINGTON      DC         20016       1YCMT        3.000000       13.875000        3.000000       360      357
 1726967      BETHESDA        MD         20817       1YCMT        3.000000       14.000000        3.000000       360      356

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1698455    236000.000000   234621.900000   19970201   1570.120000   80.000000   295000.000000   5.921800   1       1       1
 1698695    250300.000000   249682.090000   19970601   1665.260000   78.100000   333000.000000   5.921800   1       1       2
 1699073    242800.000000   241588.280000   19970301   1615.360000   57.800000   420000.000000   5.921800   1       1       1
 1699545    564200.000000   561648.090000   19970301   3944.970000   78.900000   715000.000000   6.421800   1       1       1
 1699552    416680.000000   416378.410000   19970801   2949.240000   80.000000   529000.000000   6.546800   1       1       2
 1699560    232750.000000   231607.540000   19970201   1687.600000   95.000000   245000.000000   6.796800   1       1       2
 1700046    280000.000000   278324.720000   19970201   1839.410000   80.000000   355000.000000   5.796800   1       1       2
 1700178    290000.000000   287859.340000   19970201   1738.700000   89.200000   325000.000000   4.921800   1       1       1
 1700384    336000.000000   334301.890000   19970301   2292.120000   82.000000   410000.000000   6.171800   1       1       2
 1701762    240050.000000   239876.260000   19970801   1699.060000   80.000000   304000.000000   6.546800   1       1       2
 1701853    260000.000000   258753.570000   19970401   1600.870000   80.000000   346000.000000   5.171800   1       1       2
 1701861    663600.000000   658905.720000   19970201   3978.620000   59.800000  1110000.000000   4.921800   1       1       1
 1702901    250000.000000   249304.990000   19970501   1812.680000   41.700000   600000.000000   6.796800   1       1       3
 1703933    550000.000000   548033.830000   19970401   3940.270000   75.000000   736000.000000   6.671800   1       1       2
 1704113    238700.000000   237735.330000   19970401   1608.170000   90.000000   266000.000000   6.046800   1       1       2
 1705706    281000.000000   279466.180000   19970301   1916.920000   79.600000   353000.000000   6.171800   1       1       2
 1705722    227500.000000   227162.330000   19970701   1590.720000   80.000000   292000.000000   6.421800   1       1       2
 1706340    265000.000000   105411.110000   19970501   1483.930000   66.300000   405000.000000   4.296800   1       1       2
 1706787    252000.000000   251376.660000   19970601   1676.570000   80.000000   330000.000000   5.921800   1       1       2
 1707561    252000.000000   251099.140000   19970401   1805.360000   80.000000   315000.000000   6.671800   1       1       2
 1707876    310000.000000   308891.800000   19970401   2220.880000   80.000000   405000.000000   6.671800   1       1       2
 1709278    303600.000000   302595.820000   19970501   2019.860000   80.000000   379500.000000   5.921800   1       1       2
 1709815    217250.000000   216630.680000   19970501   1556.410000   55.000000   395000.000000   6.671800   5       1       2
 1709989    264250.000000   264068.140000   19970801   1916.000000   95.000000   280000.000000   6.796800  10       1       2
 1711134    825000.000000   822695.440000   19970601   5146.930000   59.800000  1380000.000000   5.296800   1       1       1
 1711142    372800.000000   364274.470000   19970501   2703.060000   80.000000   466000.000000   6.796800   1       1       1
 1711159    240000.000000   239821.880000   19970801   1678.120000   80.000000   300000.000000   6.421800   1       1       2
 1711274    225900.000000   224623.480000   19970501   1579.530000   90.000000   251000.000000   6.421800   1       1       2
 1711548    225700.000000   225532.500000   19970801   1578.130000   90.000000   255000.000000   6.421800   1       1       2
 1711621    284000.000000   282642.570000   19970501   2059.200000   80.000000   355000.000000   6.796800   1       1       2
 1712256    217350.000000   217112.100000   19970801   1234.090000   90.000000   241500.000000   4.421800   1       1       1
 1712371    225000.000000   224529.050000   19970701   1313.040000   52.300000   430000.000000   4.671800   1       1       3
 1712603    227050.000000   226299.010000   19970501   1510.570000   95.000000   240000.000000   5.921800  10       1       2
 1713262    400000.000000   399081.240000   19970601   2762.710000   80.000000   500000.000000   6.296800   1       1       2
 1713270    950000.000000   947281.680000   19970601   5849.320000   65.500000  1450000.000000   5.171800   1       1       2
 1713676    315000.000000   313453.450000   19970401   1913.980000   78.900000   399000.000000   5.046800   1       1       1
 1713999    303000.000000   302093.500000   19970501   2118.620000   79.800000   380000.000000   6.421800   1       1       2
 1715283    241100.000000   240911.920000   19970801   1644.730000   95.000000   261000.000000   6.171800   1       1       2
 1716463    272000.000000   270926.160000   19970401   1855.520000   80.000000   340000.000000   6.171800   1       1       2
 1717081    252000.000000   251206.490000   19970501   1719.090000   80.000000   315000.000000   6.171800   1       1       1
 1717214    237300.000000   236806.850000   19970601   1720.590000   95.000000   251000.000000   6.796800   1       1       2
 1717750    226100.000000   225803.190000   19970701   1678.790000   95.000000   238000.000000   7.046800   1       1       2
 1717958    420000.000000   418741.420000   19970501   2936.710000   80.000000   530000.000000   6.421800   1       1       2
 1718295    272000.000000   271100.320000   19970501   1809.630000   80.000000   340000.000000   5.921800   1       1       2
 1718543    336750.000000   335436.710000   19970501   2412.520000   64.500000   525000.000000   6.671800   1       1       2
 1718949    497700.000000   496753.060000   19970701   3064.430000   79.900000   670000.000000   5.171800  10       1       2
 1718956    316000.000000   315255.990000   19970601   2155.680000   80.000000   400000.000000   6.171800   1       1       2
 1719004    372000.000000   371033.720000   19970601   2412.790000   80.000000   470000.000000   5.671800   1       1       2
 1719152    648000.000000   646100.880000   19970601   3937.320000   80.000000   825000.000000   5.046800   5       1       2
 1719160    240400.000000   239805.370000   19970601   1599.390000   80.000000   300500.000000   5.921800   1       1       2
 1719178    352000.000000   351757.750000   19970801   2552.250000   80.000000   440000.000000   6.796800   1       1       2
 1720366    357000.000000   355931.910000   19970501   2496.200000   60.000000   600000.000000   6.421800   1       1       2
 1720887    272650.000000   271872.760000   19970501   1953.300000   80.000000   342000.000000   6.671800   1       1       2
 1721471    394400.000000   393797.930000   19970701   2724.030000   80.000000   510000.000000   6.296800 100       1       2
 1721554    425000.000000   424642.950000   19970801   2791.950000   53.000000  1050000.000000   5.796800   1       1       2
 1721596    240000.000000   239668.580000   19970701   1740.170000   75.000000   320000.000000   6.796800   1       1       3
 1721786    221600.000000   220980.970000   19970601   1382.500000   80.000000   277000.000000   5.296800   1       1       2
 1722446    272000.000000   271375.250000   19970601   1878.640000   80.000000   340000.000000   6.296800   1       1       2
 1722453    352018.000000   351756.740000   19970801   2461.370000   80.000000   441000.000000   6.421800   1       1       2
 1722677    247500.000000   246758.350000   19970501   1730.560000   65.500000   378000.000000   6.421800   1       1       3
 1723162    254400.000000   253991.910000   19970701   1713.940000   80.000000   318000.000000   6.046800   1       1       2
 1723576    275200.000000   274629.340000   19970601   1995.400000   80.000000   344000.000000   6.796800   1       1       3
 1723691    233700.000000   233562.020000   19970801   1817.700000   95.000000   246000.000000   7.546800   1       1       2
 1723709    223190.000000   223011.510000   19970801   1503.680000   86.000000   262000.000000   6.046800   1       1       2
 1724046    283500.000000   282895.840000   19970601   2031.030000   70.000000   405000.000000   6.671800   1       1       2
 1724772    224000.000000   223414.910000   19970701   1547.120000   80.000000   280000.000000   6.296800   1       1       2
 1724814    232000.000000   231544.310000   19970701   1682.170000   80.000000   346000.000000   6.796800   1       1       2
 1724988    264000.000000   263394.870000   19970601   1823.390000   80.000000   330000.000000   6.296800   1       1       2
 1725290    245600.000000   245021.730000   19970601   1675.430000   80.000000   310000.000000   6.171800   1       1       2
 1725431    288000.000000   287780.850000   19970801   1989.150000   80.000000   362000.000000   6.296800   1       1       2
 1725464    256800.000000   256436.330000   19970701   1839.750000   79.000000   325000.000000   6.671800   1       1       1
 1725480    300000.000000   299575.150000   19970701   2149.240000   70.600000   445000.000000   6.671800  10       1       2
 1725514    429200.000000   428494.320000   19970701   2855.480000   80.000000   575000.000000   5.921800  10       1       2
 1725621    499200.000000   498055.780000   19970601   3447.860000   80.000000   625000.000000   6.296800   1       1       2
 1725837    228000.000000   227590.940000   19970701   1653.160000   95.000000   240000.000000   6.796800   5       1       2
 1725860    250000.000000   249645.940000   19970701   1791.040000   47.200000   531000.000000   6.671800   1       1       2
 1726009    401350.000000   400721.910000   19970701   2737.920000   80.000000   502000.000000   6.171800   1       1       2
 1726025    280000.000000   279604.760000   19970701   2005.960000   79.400000   353000.000000   6.671800  10       1       2
 1726041    312000.000000   311569.150000   19970701   2262.220000   80.000000   405000.000000   6.796800   1       1       2
 1726967    240000.000000   239513.660000   19970601   1761.040000   80.000000   300000.000000   6.921800   1       1       3

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 1727247      ELLICOTT CI     MD         21042       1YCMT        3.000000       13.875000        3.000000       360      358
 1727486      WASHINGTON      DC         20015       1YCMT        3.000000       14.025000        3.000000       360      357
 1728211      WASHINGTON      DC         20007       1YCMT        3.000000       14.125000        3.000000       360      357
 1728450      MANASSAS        VA         20111       1YCMT        3.000000       13.625000        3.000000       360      358
 1728542      BETHESDA        MD         20816       1YCMT        3.000000       13.750000        3.000000       360      357
 1728815      WASHINGTON      DC         20015       1YCMT        3.000000       14.125000        3.000000       360      358
 1728955      CENTREVILLE     VA         20120       1YCMT        3.000000       13.750000        3.000000       360      357
 1729003      FALLS CHURC     VA         22044       1YCMT        3.000000       13.875000        3.000000       360      358
 1729219      ASHBURN         VA         20147       1YCMT        3.000000       13.750000        3.000000       360      357
 1729433      DARNESTOWN      MD         20874       1YCMT        3.000000       13.875000        3.000000       360      357
 1730688      FALLS CHURC     VA         22043       1YCMT        3.000000       13.250000        3.000000       360      358
 1731678      WASHINGTON      DC         20015       1YCMT        3.000000       13.750000        3.000000       360      358
 1731785      CLIFTON         VA         20124       1YCMT        3.000000       13.750000        3.000000       360      358
 1731801      CENTREVILLE     VA         20120       1YCMT        3.000000       13.250000        3.000000       360      358
 1732197      MCLEAN          VA         22101       1YCMT        3.000000       13.750000        3.000000       360      358
 1732239      FAIRFAX         VA         22033       1YCMT        3.000000       14.125000        3.000000       360      358
 1732387      WASHINGTON      DC         20008       1YCMT        3.000000       13.625000        3.000000       360      358
 1733252      KENSINGTON      MD         20895       1YCMT        3.000000       13.625000        3.000000       360      358
 1733369      WASHINGTON      DC         20016       1YCMT        3.000000       14.000000        3.000000       360      358
 1733435      POTOMAC         MD         20854       1YCMT        3.000000       13.875000        3.000000       360      358
 1733542      MCLEAN          VA         22101       1YCMT        3.000000       13.375000        3.000000       360      358
 1733815      WASHINGTON      DC         20007       1YCMT        3.000000       13.750000        3.000000       360      358
 1733823      BETHESDA        MD         20817       1YCMT        3.000000       13.250000        3.000000       360      358
 1733831      WASHINGTON      DC         20003       1YCMT        2.875000       13.125000        2.875000       360      357
 1734219      GREAT FALLS     VA         22066       1YCMT        3.000000       13.125000        3.000000       360      358
 1734383      CHEVY CHASE     MD         20815       1YCMT        3.000000       14.125000        3.000000       360      358
 1734888      HAMPTON         VA         23661       1YCMT        3.000000       14.000000        3.000000       360      358
 1735091      ARLINGTON       VA         22207       1YCMT        3.000000       13.750000        3.000000       360      357
 1737709      WASHINGTON      DC         20016       1YCMT        3.000000       13.250000        3.000000       360      358
 1739333      CENTREVILLE     VA         20120       1YCMT        2.875000       13.250000        2.875000       360      358
 1870492      WASHINGTON      DC         20015       1YCMT        3.000000       14.000000        3.000000       360      303
 1878123      WASHINGTON      DC         20009       1YCMT        3.000000       12.500000        3.000000       360      318
 4611042      COLUMBIA        MD         21044       1YCMT        3.000000       14.750000        3.000000       360      288
 4611307      OLNEY           MD         20832       1YCMT        3.000000       12.375000        3.000000       360      287
 4613790      ALEXANDRIA      VA         22307       1YCMT        2.750000       13.875000        2.750000       360      296
 4614285      ALEXANDRIA      VA         22301       1YCMT        3.000000       12.125000        3.000000       360      295
 4616538      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      299
 4616710      GAITHERSBUR     MD         20882       1YCMT        2.750000       13.500000        2.750000       360      298
 4616959      RESTON          VA         22091       1YCMT        2.750000       13.500000        2.750000       360      298
 4618005      RESTON          VA         22091       1YCMT        3.000000       13.500000        3.000000       360      300
 4618138      MITCHELLVIL     MD         20721       1YCMT        2.750000       13.500000        2.750000       360      300
 4618260      ALEXANDRIA      VA         22304       1YCMT        2.750000       13.500000        2.750000       360      300
 4618310      WASHINGTON      DC         20016       1YCMT        3.000000       13.250000        3.000000       360      301
 4618328      ALEXANDRIA      VA         22302       1YCMT        2.750000       13.500000        2.750000       360      299
 4618344      ALEXANDRIA      VA         22307       1YCMT        2.750000       13.500000        2.750000       360      300
 4618591      KENSINGTON      MD         20895       1YCMT        3.000000       12.625000        3.000000       360      299
 4618971      ALEXANDRIA      VA         22308       1YCMT        3.000000       12.875000        3.000000       360      301
 4619052      CLINTON         MD         20735       1YCMT        3.000000       11.750000        3.000000       360      300
 4619359      ALEXANDRIA      VA         22314       1YCMT        3.000000       13.500000        3.000000       360      301
 4619383      POTOMAC         MD         20854       1YCMT        3.000000       13.750000        3.000000       360      300
 4619706      GREAT FALLS     VA         22066       1YCMT        3.000000       14.500000        3.000000       360      301
 4620068      BETHESDA        MD         20814       1YCMT        3.250000       14.500000        3.250000       360      300
 4620258      ALEXANDRIA      VA         22302       1YCMT        3.250000       14.500000        3.250000       360      301
 4620886      WASHINGTON      DC         20012       1YCMT        2.750000       13.500000        2.750000       360      301
 4621082      SILVER SPRI     MD         20910       1YCMT        2.750000       13.500000        2.750000       360      301
 4621108      CHEVY CHASE     MD         20815       1YCMT        3.000000       14.500000        3.000000       360      302
 4621173      ELLICOTT CI     MD         21042       1YCMT        3.000000       13.000000        3.000000       360      302
 4621249      WASHINGTON      DC         20012       1YCMT        3.000000       13.500000        3.000000       360      301
 4621546      ALEXANDRIA      VA         22305       1YCMT        2.750000       13.500000        2.750000       360      302
 4621629      HAMPSTEAD       MD         21074       1YCMT        2.750000       13.500000        2.750000       360      302
 4621793      VIENNA          VA         22182       1YCMT        3.250000       13.500000        3.250000       360      302
 4621926      BOWIE           MD         20721       1YCMT        3.000000       13.500000        3.000000       360      302
 4622411      BOWIE           MD         20716       1YCMT        2.750000       13.500000        2.750000       360      302
 4622528      ARLINGTON       VA         22201       1YCMT        3.000000       13.500000        3.000000       360      303
 4622569      WASHINGTON      DC         20016       1YCMT        3.000000       12.875000        3.000000       360      303
 4622601      POTOMAC         MD         20854       1YCMT        3.000000       13.500000        3.000000       360      302
 4622684      SILVER SPRI     MD         20904       1YCMT        2.750000       13.500000        2.750000       360      304
 4622932      ANNANDALE       VA         22003       1YCMT        3.000000       14.000000        3.000000       360      303
 4622957      GREAT FALLS     VA         22066       1YCMT        3.000000       14.000000        3.000000       360      303
 4623054      ALEXANDRIA      VA         22307       1YCMT        3.000000       14.000000        3.000000       360      303
 4623070      SILVER SPRI     MD         20910       1YCMT        3.000000       14.000000        3.000000       360      303
 4623203      ASHBURN         VA         22011       1YCMT        3.250000       14.000000        3.250000       360      302
 4623211      ALEXANDRIA      VA         22314       1YCMT        3.000000       13.500000        3.000000       360      304
 4623237      FAIRFAX STA     VA         22039       1YCMT        3.000000       14.000000        3.000000       360      303
 4623260      ROCKVILLE       MD         20850       1YCMT        3.250000       14.000000        3.250000       360      303
 4623310      WASHINGTON      DC         20012       1YCMT        3.000000       14.000000        3.000000       360      304
 4623401      WASHINGTON      DC         20007       1YCMT        3.000000       14.000000        3.000000       360      304
 4623732      WASHINGTON      DC         20007       1YCMT        3.000000       14.000000        3.000000       360      303
 4623906      SILVER SPRI     MD         20904       1YCMT        3.000000       13.750000        3.000000       360      304
 4624375      GLENN DALE      MD         20769       1YCMT        3.250000       14.750000        3.250000       360      304

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 1727247    291920.000000   291719.100000   19970801   2116.630000   80.000000   365000.000000   6.796800   1       1       2
 1727486    233600.000000   233243.400000   19970701   1613.420000   80.000000   293000.000000   6.296800  10       1       2
 1728211    232000.000000   231663.090000   19970701   1642.090000   80.000000   290000.000000   6.546800  10       1       2
 1728450    227050.000000   226830.230000   19970801   1607.050000   95.000000   240000.000000   6.546800   1       1       2
 1728542    256500.000000   256136.750000   19970701   1837.600000   90.000000   285000.000000   6.671800   1       1       2
 1728815    279920.000000   279727.360000   19970801   2029.620000   80.000000   352000.000000   6.796800   1       1       2
 1728955    250650.000000   250295.040000   19970701   1795.690000   80.000000   320000.000000   6.671800   1       1       2
 1729003    284050.000000   283854.520000   19970801   2059.560000   95.000000   299000.000000   6.796800   1       1       2
 1729219    243200.000000   242855.590000   19970701   1742.320000   95.000000   260000.000000   6.671800   1       1       2
 1729433    410000.000000   149433.820000   19970701   1085.000000   58.600000   725000.000000   6.796800   1       1       2
 1730688    231200.000000   231019.630000   19970801   1577.200000   80.000000   290000.000000   6.171800  10       1       2
 1731678    319200.000000   318974.710000   19970801   2286.790000   80.000000   400000.000000   6.671800   1       1       2
 1731785    311200.000000   310980.050000   19970801   2229.480000   80.000000   390000.000000   6.671800   1       1       2
 1731801    260250.000000   260046.970000   19970801   1775.370000   75.000000   347000.000000   6.171800   1       1       2
 1732197    233700.000000   233536.120000   19970801   1674.260000   95.000000   248000.000000   6.671800   1       1       2
 1732239    270750.000000   270572.880000   19970801   2010.320000   95.000000   290000.000000   7.046800   1       1       2
 1732387    220000.000000   219841.780000   19970801   1557.150000   80.000000   275000.000000   6.546800   1       1       2
 1733252    325000.000000   324764.770000   19970801   2300.330000   67.000000   485000.000000   6.546800   1       1       2
 1733369    550000.000000   549630.960000   19970801   4035.710000   59.100000   930000.000000   6.921800   1       1       3
 1733435    300000.000000   299721.650000   19970801   2175.210000   80.000000   375000.000000   6.796800   1       1       3
 1733542    237200.000000   237020.610000   19970801   1638.290000   80.000000   298000.000000   6.296800   1       1       2
 1733815    325000.000000   324770.620000   19970801   2328.340000   76.500000   430000.000000   6.671800   1       1       2
 1733823    608000.000000   607525.690000   19970801   4147.640000   80.000000   761000.000000   6.171800   1       1       2
 1733831    260000.000000   259582.930000   19970701   1751.670000   80.000000   325000.000000   6.046800   1       1       2
 1734219    500000.000000   497608.510000   19970801   3368.600000   78.100000   645000.000000   6.046800   1       1       2
 1734383    299950.000000   299753.780000   19970801   2227.130000   95.000000   316000.000000   7.046800   1       1       2
 1734888    242000.000000   241837.610000   19970801   1775.720000  100.000000   245000.000000   6.921800   1       1       2
 1735091    340000.000000   339518.490000   19970701   2435.810000   80.000000   425000.000000   6.671800   1       1       2
 1737709    276000.000000   275784.690000   19970801   1882.810000   80.000000   360000.000000   6.171800   1       1       2
 1739333    272000.000000   271789.100000   19970801   1855.520000   80.000000        0.000000   6.171800   1       1       2
 1870492    255000.000000   241499.420000   19930101   1717.990000   75.000000   340000.000000   6.046800  10       1       1
 1878123    562500.000000   533540.520000   19940401   3555.390000   71.200000   790000.000000   5.421800   1       1       1
 4611042    230750.000000   197294.400000   19911001   1694.740000   93.400000   247000.000000   7.796800   1       1       2
 4611307    236150.000000   219018.510000   19910901   1486.790000   95.000000   252000.000000   5.296800   1       1       2
 4613790    234900.000000   222407.480000   19920601   1796.140000   79.600000   295000.000000   7.421800   1       1       2
 4614285    292500.000000   272830.990000   19920501   1788.960000   90.000000   343000.000000   5.046800   1       1       2
 4616538    500000.000000   468319.440000   19920901   3053.940000   80.000000   625000.000000   5.046800   1       1       1
 4616710    230000.000000   217079.500000   19920801   1769.220000   74.200000   310000.000000   7.546800   1       1       1
 4616959    241000.000000   214526.580000   19920801   1747.190000   57.400000   420000.000000   7.546800   1       1       1
 4618005    247000.000000   233515.790000   19921001   1937.950000   95.000000   264000.000000   7.796800   1       1       2
 4618138    265000.000000   249712.070000   19921001   2029.910000   89.800000   295000.000000   7.546800   1       1       2
 4618260    309000.000000   273541.270000   19921001   2333.980000   75.000000   412000.000000   7.546800   1       1       2
 4618310    248000.000000   234609.550000   19921101   1691.800000   66.100000   375000.000000   6.171800   1       1       1
 4618328    335000.000000   315556.800000   19920901   2540.950000   53.600000   625000.000000   7.421800   1       1       2
 4618344    405000.000000   381635.430000   19921001   3102.320000   75.000000   540000.000000   7.546800   1       1       1
 4618591    240000.000000   219947.810000   19920901   1518.600000   75.000000   320000.000000   5.546800   1       1       1
 4618971    236000.000000   218760.280000   19921101   1531.720000   64.700000   365000.000000   5.796800   1       1       1
 4619052    235100.000000   222584.330000   19921001   1697.740000   95.000000   247500.000000   6.796800   1       1       2
 4619359    332100.000000   272706.180000   19921101   2209.470000   90.000000   369000.000000   5.921800  10       1       2
 4619383    496000.000000   466670.720000   19921001   3521.070000   80.000000   630000.000000   6.671800   1       1       2
 4619706    525000.000000   480283.260000   19921101   3537.030000   75.000000   700000.000000   6.046800   1       1       1
 4620068    231800.000000   219027.580000   19921001   1581.290000   95.000000   245000.000000   6.171800   1       1       2
 4620258    223250.000000   209738.640000   19921101   1522.960000   95.000000   235000.000000   6.171800   5       1       2
 4620886    315000.000000   297277.090000   19921101   2364.140000   90.000000   354000.000000   7.296800   1       1       2
 4621082    261900.000000   246982.210000   19921101   1964.160000   90.000000   297000.000000   7.296800  10       1       2
 4621108    280000.000000   264534.900000   19921201   1862.850000   59.300000   472000.000000   5.921800   1       1       1
 4621173    600000.000000   565703.910000   19921201   3991.820000   75.000000   800000.000000   5.921800   1       1       1
 4621249    500000.000000   471196.840000   19921101   3284.650000   74.100000   675000.000000   5.796800   1       1       1
 4621546    235000.000000   221456.720000   19921201   1796.880000   86.100000   273000.000000   7.546800  10       1       1
 4621629    220275.000000   208149.670000   19921201   1688.910000   89.800000   250000.000000   7.546800   1       1       2
 4621793    223000.000000   210945.080000   19921201   1502.400000   94.900000   255000.000000   6.046800  10       1       2
 4621926    254800.000000   239788.460000   19921201   1631.520000   90.000000   284000.000000   5.546800   1       1       2
 4622411    224000.000000   208489.800000   19921201   1702.430000   80.000000   280000.000000   7.546800   1       1       1
 4622528    220000.000000   208352.310000   19930101   1482.190000   88.000000   250000.000000   6.046800   1       1       1
 4622569    294000.000000   277745.580000   19930101   1931.380000   69.200000   425000.000000   5.796800   1       1       1
 4622601    479200.000000   452729.750000   19921201   3188.130000   80.000000   610000.000000   5.921800   1       1       2
 4622684    237750.000000   224315.970000   19930201   1759.920000   75.000000   317000.000000   7.171800   1       1       1
 4622932    293400.000000   277525.990000   19930101   1952.000000   90.000000   326000.000000   5.921800   1       1       1
 4622957    310000.000000   293227.910000   19930101   2062.440000   42.200000   735000.000000   5.921800   1       1       1
 4623054    315000.000000   297584.920000   19930101   2069.330000   67.700000   465000.000000   5.796800   1       1       1
 4623070    224100.000000   211975.040000   19930101   1490.950000   90.000000   249000.000000   5.921800   1       1       1
 4623203    242250.000000   228868.210000   19921201   1611.700000   95.000000   255000.000000   5.921800   1       1       2
 4623211    249850.000000   236740.000000   19930201   1897.300000   95.000000   263000.000000   7.421800   5       1       2
 4623237    350000.000000   331063.790000   19930101   2328.560000   89.500000   391000.000000   5.921800   1       1       1
 4623260    244150.000000   229829.240000   19930101   1603.900000   94.800000   257500.000000   5.796800  10       1       2
 4623310    233000.000000   220656.580000   19930201   1550.160000   90.000000   259000.000000   5.921800   1       1       2
 4623401    419000.000000   382491.850000   19930201   2787.620000   67.000000   625000.000000   5.921800  10       1       1
 4623732    297000.000000   267542.080000   19930101   2051.310000   90.000000   330000.000000   6.296800  10       1       2
 4623906    217000.000000   201298.610000   19930201   1518.660000   75.300000   288000.000000   6.671800   1       1       1
 4624375    243000.000000   230943.340000   19930201   1678.350000   90.000000   270000.000000   6.296800   1       1       1




                             Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 4624524      POTOMAC         MD         20854       1YCMT        3.250000       14.750000        3.250000       360      304
 4624557      ALEXANDRIA      VA         22307       1YCMT        2.750000       13.500000        2.750000       360      303
 4624995      ARLINGTON       VA         22203       1YCMT        3.000000       13.500000        3.000000       360      304
 4625075      BOWIE           MD         20721       1YCMT        2.750000       13.500000        2.750000       360      304
 4625224      ALEXANDRIA      VA         22308       1YCMT        3.000000       12.625000        3.000000       360      304
 4625307      BURTONSVILL     MD         20866       1YCMT        3.250000       14.750000        3.250000       360      304
 4625349      WASHINGTON      DC         20011       1YCMT        3.250000       14.750000        3.250000       360      304
 4625430      WASHINGTON      DC         20003       1YCMT        2.750000       13.500000        2.750000       360      304
 4625752      SILVER SPRI     MD         20902       1YCMT        3.000000       12.750000        3.000000       360      312
 4626081      HAMPTON         VA         23669       1YCMT        3.000000       13.125000        3.000000       360      305
 4626099      FAIRFAX STA     VA         22039       1YCMT        3.000000       13.125000        3.000000       360      304
 4626131      BETHESDA        MD         20817       1YCMT        3.250000       14.750000        3.250000       360      305
 4626164      COLUMBIA        MD         21044       1YCMT        3.250000       14.750000        3.250000       360      305
 4626354      FALLS CHURC     VA         22042       1YCMT        3.250000       14.750000        3.250000       360      305
 4626370      ARLINGTON       VA         22207       1YCMT        2.750000       13.500000        2.750000       360      306
 4626610      BROOKEVILLE     MD         20833       1YCMT        3.250000       14.750000        3.250000       360      306
 4626644      FREDERICK       MD         21702       1YCMT        3.000000       12.875000        3.000000       360      307
 4626784      ALEXANDRIA      VA         22309       1YCMT        3.000000       14.000000        3.000000       360      306
 4626875      BURKE           VA         22015       1YCMT        3.000000       13.250000        3.000000       360      307
 4626974      BURKE           VA         22015       1YCMT        3.250000       13.250000        3.250000       360      307
 4627147      UPPER MARLB     MD         20772       1YCMT        3.250000       13.000000        3.250000       360      310
 4627196      WASHINGTON      DC         20008       1YCMT        3.000000       12.875000        3.000000       360      307
 4627238      FORT WASHIN     MD         20744       1YCMT        3.250000       13.500000        3.250000       360      306
 4627295      FAIRFAX         VA         22032       1YCMT        3.250000       13.500000        3.250000       360      307
 4627303      HERNDON         VA         22071       1YCMT        3.250000       13.500000        3.250000       360      308
 4627360      ARLINGTON       VA         22201       1YCMT        3.250000       13.500000        3.250000       360      307
 4627493      WASHINGTON      DC         20016       1YCMT        3.000000       12.750000        3.000000       360      307
 4627568      ARLINGTON       VA         22201       1YCMT        3.000000       12.875000        3.000000       360      307
 4627634      LEESBURG        VA         22075       1YCMT        3.250000       12.750000        3.250000       360      310
 4627790      ALEXANDRIA      VA         22306       1YCMT        3.000000       13.500000        3.000000       360      307
 4627816      SILVER SPRI     MD         20906       1YCMT        3.250000       13.000000        3.250000       360      307
 4627964      SEVERNA PAR     MD         21146       1YCMT        3.250000       13.000000        3.250000       360      308
 4628038      VIENNA          VA         22181       1YCMT        3.000000       12.375000        3.000000       360      313
 4628095      ALEXANDRIA      VA         22309       1YCMT        3.250000       13.125000        3.250000       360      307
 4628129      WOODBRIDGE      VA         22192       1YCMT        3.250000       12.625000        3.250000       360      309
 4628160      HERNDON         VA         22071       1YCMT        3.000000       12.875000        3.000000       360      308
 4628228      MT. AIRY        MD         21771       1YCMT        3.000000       12.875000        3.000000       360      311
 4628236      WASHINGTON      DC         20007       1YCMT        3.000000       12.875000        3.000000       360      308
 4628384      ALEXANDRIA      VA         22304       1YCMT        3.000000       12.875000        3.000000       360      308
 4628509      ALEXANDRIA      VA         22309       1YCMT        3.000000       13.000000        3.000000       360      308
 4628624      VIENNA          VA         22124       1YCMT        3.000000       12.875000        3.000000       360      308
 4628640      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.750000        3.000000       360      309
 4628665      ALEXANDRIA      VA         22302       1YCMT        3.000000       12.750000        3.000000       360      309
 4628772      ARLINGTON       VA         22205       1YCMT        3.250000       13.000000        3.250000       360      309
 4628814      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.750000        3.000000       360      310
 4628822      HERNDON         VA         22071       1YCMT        3.000000       12.750000        3.000000       360      308
 4629051      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.750000        3.000000       360      308
 4629101      ELLICOTT CI     MD         21042       1YCMT        3.000000       12.750000        3.000000       360      310
 4629218      ALEXANDRIA      VA         22302       1YCMT        3.000000       12.875000        3.000000       360      309
 4629234      BETHESDA        MD         20816       1YCMT        3.000000       12.875000        3.000000       360      310
 4629341      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.875000        3.000000       360      310
 4629358      ARLINGTON       VA         22202       1YCMT        3.000000       12.875000        3.000000       360      309
 4629473      FAIRFAX         VA         22032       1YCMT        3.000000       12.625000        3.000000       360      309
 4629580      OAKTON          VA         22124       1YCMT        3.000000       12.125000        3.000000       360      309
 4629598      ELLICOTT CI     MD         21043       1YCMT        3.000000       12.375000        3.000000       360      310
 4629606      BETHESDA        MD         20817       1YCMT        3.000000       12.625000        3.000000       360      310
 4629614      CABIN JOHN      MD         20818       1YCMT        3.000000       12.625000        3.000000       360      309
 4629713      ALEXANDRIA      VA         22308       1YCMT        3.000000       12.375000        3.000000       360      309
 4629754      ROCKVILLE       MD         20855       1YCMT        3.000000       12.375000        3.000000       360      309
 4629762      ALEXANDRIA      VA         22310       1YCMT        3.250000       12.625000        3.250000       360      310
 4629796      MITCHELLVIL     MD         20721       1YCMT        3.000000       12.375000        3.000000       360      309
 4629804      PHOENIX         MD         21131       1YCMT        3.000000       12.125000        3.000000       360      309
 4629838      N POTOMAC       MD         20878       1YCMT        2.750000       12.500000        2.750000       360      309
 4629853      WASHINGTON      DC         20008       1YCMT        3.000000       12.500000        3.000000       360      310
 4630158      ALEXANDRIA      VA         22308       1YCMT        3.000000       12.375000        3.000000       360      309
 4630166      WASHINGTON      DC         20008       1YCMT        3.000000       12.375000        3.000000       360      310
 4630216      OLNEY           MD         20832       1YCMT        3.000000       12.375000        3.000000       360      310
 4630315      MITCHELLVIL     MD         20721       1YCMT        3.000000       12.375000        3.000000       360      308
 4630372      GERMANTOWN      MD         20876       1YCMT        3.250000       12.625000        3.250000       360      309
 4630398      SILVER SPRI     MD         20910       1YCMT        3.250000       12.625000        3.250000       360      309
 4630406      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.375000        3.000000       360      310
 4630489      MCLEAN          VA         22101       1YCMT        3.000000       12.625000        3.000000       360      311
 4630539      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      310
 4630554      GREAT FALLS     VA         22066       1YCMT        3.000000       12.375000        3.000000       360      310
 4630620      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.375000        3.000000       360      310
 4630638      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.500000        3.000000       360      316
 4630653      BETHESDA        MD         20816       1YCMT        3.000000       12.375000        3.000000       360      310
 4630703      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.500000        3.000000       360      309
 4630760      KENSINGTON      MD         20895       1YCMT        3.000000       12.500000        3.000000       360      309
 4630794      WASHINGTON      DC         20007       1YCMT        3.250000       12.875000        3.250000       360      309

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 4624524    292500.000000   277338.350000   19930201   1970.630000   90.000000   325000.000000   6.046800  10       1       2
 4624557    285300.000000   269655.920000   19930101   2141.180000   75.000000   380500.000000   7.296800   1       1       1
 4624995    250000.000000   237017.810000   19930201   1900.320000   92.600000   275000.000000   7.421800  10       1       2
 4625075    215850.000000   204096.960000   19930201   1601.280000   90.000000   250000.000000   7.171800   1       1       2
 4625224    288500.000000   272600.450000   19930201   1893.280000   80.000000   365000.000000   5.796800   1       1       2
 4625307    246500.000000   234269.950000   19930201   1702.520000   85.000000   315000.000000   6.296800   1       1       2
 4625349    301500.000000   285061.790000   19930201   2005.890000   90.000000   335000.000000   5.921800   1       1       2
 4625430    304000.000000   288507.330000   19930201   2263.540000   80.000000   382000.000000   7.171800  10       1       2
 4625752    344400.000000   325894.200000   19931001   2037.260000   90.000000   383000.000000   4.796800   1       1       2
 4626081    262500.000000   249134.750000   19930301   1748.150000   75.000000   350000.000000   5.921800   1       1       1
 4626099    256900.000000   244027.230000   19930201   1710.850000   90.000000   290000.000000   6.046800   1       1       2
 4626131    222950.000000   211371.990000   19930301   1502.060000   89.900000   255000.000000   6.046800   1       1       2
 4626164    242900.000000   231363.330000   19930301   1698.400000   90.000000   270000.000000   6.421800   1       1       2
 4626354    240000.000000   225569.590000   19930301   1596.730000   68.600000   350000.000000   5.921800   1       1       2
 4626370    269550.000000   255326.120000   19930401   2020.880000   90.000000   299500.000000   7.296800   1       1       2
 4626610    311250.000000   295109.850000   19930401   2044.700000   75.000000   415000.000000   5.796800   1       1       1
 4626644    342000.000000   321506.650000   19930501   2218.210000   90.000000   380000.000000   5.671800   1       1       1
 4626784    254600.000000   240368.620000   19930401   1646.250000   90.000000   286000.000000   5.671800   1       1       2
 4626875    216000.000000   205740.900000   19930501   1473.510000   90.000000   240000.000000   6.171800   1       1       2
 4626974    214700.000000   203809.510000   19930501   1410.430000   95.000000   231000.000000   5.796800   1       1       2
 4627147    229850.000000   218709.890000   19930801   1490.810000   95.000000   245000.000000   5.671800   1       1       2
 4627196    315000.000000   299240.760000   19930501   2069.330000   33.300000   945000.000000   5.796800   1       1       1
 4627238    250000.000000   238384.550000   19930401   1748.040000   93.100000   285000.000000   6.421800   1       1       2
 4627295    217350.000000   205619.980000   19930501   1409.730000   95.000000   229000.000000   5.671800   1       1       2
 4627303    220400.000000   209717.350000   19930601   1522.250000   95.000000   232000.000000   6.296800   1       1       2
 4627360    237500.000000   226466.610000   19930501   1640.360000   95.000000   253000.000000   6.296800  10       1       2
 4627493    320000.000000   303056.920000   19930501   2102.180000   40.000000   800000.000000   5.796800   1       1       1
 4627568    248250.000000   235657.690000   19930501   1630.830000   75.000000   331000.000000   5.796800   1       1       2
 4627634    248500.000000   236201.720000   19930801   1591.180000   94.800000   262000.000000   5.546800   1       1       2
 4627790    242250.000000   230096.730000   19930501   1838.990000   95.000000   255000.000000   7.421800   1       1       2
 4627816    232750.000000   220943.660000   19930501   1529.010000   95.000000   245000.000000   5.796800   1       1       2
 4627964    250000.000000   237868.660000   19930601   1663.260000   89.900000   278000.000000   5.921800   1       1       1
 4628038    225000.000000   214406.670000   19931101   1422.160000   89.900000   252000.000000   5.421800   1       1       2
 4628095    217550.000000   206478.510000   19930501   1429.150000   95.000000   230000.000000   5.796800   1       1       2
 4628129    228400.000000   216832.380000   19930701   1462.480000   95.000000   242000.000000   5.546800   1       1       2
 4628160    290000.000000   274975.940000   19930601   1856.910000   50.400000   575000.000000   5.546800   1       1       1
 4628228    216350.000000   206558.710000   19930901   1439.390000   95.000000   228500.000000   5.921800   1       1       2
 4628236    425700.000000   405042.660000   19930601   2832.200000   68.100000   625000.000000   5.921800   1       1       1
 4628384    292000.000000   276542.000000   19930601   1845.640000   74.900000   390000.000000   5.421800   1       1       1
 4628509    251000.000000   237711.990000   19930601   1586.500000   90.000000   284000.000000   5.421800   1       1       2
 4628624    267000.000000   254043.810000   19930601   1776.360000   89.900000   297000.000000   5.921800   1       1       2
 4628640    224900.000000   209300.620000   19930701   1403.090000   90.400000   250000.000000   5.296800   1       1       2
 4628665    245000.000000   232043.010000   19930701   1528.490000   73.100000   338000.000000   5.296800   1       1       2
 4628772    215650.000000   204963.430000   19930701   1398.710000   95.000000   235000.000000   5.671800   1       1       2
 4628814    340000.000000   315565.930000   19930801   2233.560000   80.000000   425000.000000   5.796800   1       1       1
 4628822    451500.000000   427598.240000   19930601   2853.790000   80.000000   565000.000000   5.421800   1       1       2
 4629051    274500.000000   235486.420000   19930601   1780.410000   78.400000   350000.000000   5.671800   1       1       1
 4629101    241000.000000   229583.870000   19930801   1583.200000   87.600000   275000.000000   5.796800   1       1       1
 4629218    240000.000000   227579.270000   19930701   1516.960000   80.000000   306000.000000   5.421800   1       1       2
 4629234    266000.000000   253399.180000   19930801   1747.440000   88.700000   300000.000000   5.796800   1       1       1
 4629341    250000.000000   236348.230000   19930801   1539.300000   62.000000   403000.000000   5.171800   1       1       1
 4629358    288000.000000   273728.350000   19930701   1867.970000   73.800000   390000.000000   5.671800   1       1       1
 4629473    256500.000000   242340.300000   19930701   1558.530000   73.300000   350000.000000   5.046800   1       1       1
 4629580    294400.000000   142580.850000   19930701   1812.680000   80.000000   370000.000000   5.171800   1       1       2
 4629598    216650.000000   205692.460000   19930801   1369.380000   90.000000   241000.000000   5.421800   1       1       2
 4629606    278100.000000   264599.550000   19930801   1803.760000   30.900000   900000.000000   5.671800   1       1       1
 4629614    232000.000000   218917.240000   19930701   1390.960000   80.000000   300000.000000   4.921800   1       1       2
 4629713    220500.000000   209088.270000   19930701   1393.710000   90.000000   245000.000000   5.421800   1       1       1
 4629754    328000.000000   309075.510000   19930701   2073.190000   78.100000   420000.000000   5.421800   1       1       1
 4629762    235000.000000   217648.930000   19930801   1485.360000   95.000000   247500.000000   5.421800  10       1       2
 4629796    216000.000000   203659.890000   19930701   1329.950000   90.000000   250000.000000   5.171800   1       1       2
 4629804    331000.000000   309012.460000   19930701   2002.160000   69.000000   480000.000000   5.046800   1       1       1
 4629838    314100.000000   297489.090000   19930701   1959.580000   90.000000   352000.000000   5.296800   1       1       2
 4629853    426000.000000   404279.570000   19930801   2692.620000   58.400000   730000.000000   5.421800   1       1       1
 4630158    241000.000000   228530.080000   19930701   1523.290000   84.600000   285000.000000   5.421800   1       1       1
 4630166    500000.000000   473595.410000   19930801   3078.590000   73.000000   690000.000000   5.171800  10       1       2
 4630216    268200.000000   254635.370000   19930801   1695.210000   90.000000   298000.000000   5.421800   1       1       1
 4630315    220500.000000   208827.110000   19930601   1393.710000   90.000000   248000.000000   5.421800   1       1       2
 4630372    237000.000000   223917.080000   19930701   1440.040000   94.900000   252000.000000   5.046800   1       1       2
 4630398    235125.000000   222617.290000   19930701   1486.150000   84.000000   280000.000000   5.421800   1       1       2
 4630406    450000.000000   427240.640000   19930801   2844.310000   75.000000   600000.000000   5.421800   1       1       1
 4630489    330000.000000   314047.910000   19930901   2113.030000   70.200000   470000.000000   5.546800   1       1       1
 4630539    396300.000000   376256.530000   19930801   2504.890000   78.600000   504000.000000   5.421800   1       1       1
 4630554    288750.000000   274146.000000   19930801   1825.100000   75.000000   385000.000000   5.421800   1       1       1
 4630620    215000.000000   204125.950000   19930801   1358.950000   64.200000   335000.000000   5.421800   1       1       1
 4630638    382800.000000   357887.260000   19940201   2356.970000   80.000000   478500.000000   5.171800   1       1       1
 4630653    227200.000000   215709.060000   19930801   1436.060000   80.000000   284000.000000   5.421800   1       1       1
 4630703    257450.000000   242620.610000   19930701   1522.920000   78.500000   328000.000000   4.796800   1       1       2
 4630760    260000.000000   246249.800000   19930701   1622.070000   67.000000   388000.000000   5.296800   1       1       1
 4630794    215650.000000   205194.850000   19930701   1416.670000   95.000000   231000.000000   5.796800  10       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 4630828      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      311
 4630885      MCLEAN          VA         22101       1YCMT        3.000000       12.375000        3.000000       360      310
 4630950      GREAT FALLS     VA         22066       1YCMT        3.000000       12.375000        3.000000       360      310
 4631008      BETHESDA        MD         20814       1YCMT        3.000000       12.500000        3.000000       360      310
 4631073      CLARKSVILLE     MD         21029       1YCMT        3.000000       12.625000        3.000000       360      310
 4631099      SPRINGFIELD     VA         22153       1YCMT        3.000000       12.625000        3.000000       360      309
 4631164      MILLERSVILL     MD         21108       1YCMT        3.250000       12.625000        3.250000       360      311
 4631198      FALLS CHURC     VA         22046       1YCMT        3.000000       12.625000        3.000000       360      309
 4631206      POTOMAC         MD         20854       1YCMT        3.000000       12.625000        3.000000       360      310
 4631305      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.500000        3.000000       360      310
 4631354      ARLINGTON       VA         22207       1YCMT        3.000000       12.500000        3.000000       360      310
 4631362      WASHINGTON      DC         20003       1YCMT        3.000000       12.375000        3.000000       360      311
 4631370      ROCKVILLE       MD         20852       1YCMT        3.000000       12.500000        3.000000       360      310
 4631388      WASHINGTON      DC         20008       1YCMT        3.000000       12.500000        3.000000       360      311
 4631420      HERNDON         VA         22071       1YCMT        3.250000       12.625000        3.250000       360      310
 4631545      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.500000        3.000000       360      310
 4631578      ARLINGTON       VA         22213       1YCMT        3.000000       12.500000        3.000000       360      310
 4631610      WASHINGTON      DC         20015       1YCMT        3.000000       12.500000        3.000000       360      310
 4631669      WASHINGTON      DC         20010       1YCMT        3.250000       13.000000        3.250000       360      311
 4631685      WASHINGTON      DC         20007       1YCMT        3.000000       12.500000        3.000000       360      310
 4631768      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.625000        3.000000       360      310
 4631875      DARNESTOWN      MD         20878       1YCMT        3.000000       12.750000        3.000000       360      310
 4631909      WASHINGTON      DC         20012       1YCMT        3.000000       12.750000        3.000000       360      310
 4631958      HERNDON         VA         22070       1YCMT        3.250000       13.000000        3.250000       360      309
 4631982      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      309
 4632014      DARNESTOWN      MD         20878       1YCMT        3.000000       12.750000        3.000000       360      310
 4632048      MCLEAN          VA         22101       1YCMT        3.250000       13.000000        3.250000       360      310
 4632287      ROCKVILLE       MD         20852       1YCMT        3.250000       13.000000        3.250000       360      311
 4632311      ARLINGTON       VA         22207       1YCMT        3.250000       12.750000        3.250000       360      310
 4632352      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.750000        3.000000       360      310
 4632378      ELLICOTT CI     MD         21042       1YCMT        3.250000       12.625000        3.250000       360      311
 4632386      HERNDON         VA         22070       1YCMT        3.000000       12.750000        3.000000       360      312
 4632394      CENTREVILLE     VA         22020       1YCMT        3.000000       12.750000        3.000000       360      312
 4632428      WASHINGTON      DC         20003       1YCMT        3.000000       12.750000        3.000000       360      312
 4632436      WASHINGTON      DC         20009       1YCMT        3.125000       12.750000        3.125000       360      311
 4632444      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.750000        3.000000       360      310
 4632451      CENTREVILLE     MD         21617       1YCMT        3.000000       12.875000        3.000000       360      311
 4632550      OLNEY           MD         20832       1YCMT        3.250000       12.625000        3.250000       360      310
 4632576      BRISTOW         VA         22013       1YCMT        3.250000       13.000000        3.250000       360      310
 4632709      CLIFTON         VA         22024       1YCMT        3.000000       12.875000        3.000000       360      310
 4632725      BOWIE           MD         20720       1YCMT        3.250000       12.625000        3.250000       360      312
 4632758      STERLING        VA         20165       1YCMT        3.000000       12.625000        3.000000       360      310
 4632774      OWINGS MILL     MD         21117       1YCMT        3.250000       13.000000        3.250000       360      311
 4632832      GERMANTOWN      MD         20874       1YCMT        3.000000       12.750000        3.000000       360      310
 4632865      ALEXANDRIA      VA         22310       1YCMT        3.250000       13.000000        3.250000       360      311
 4632907      FULTON          MD         20759       1YCMT        3.000000       12.750000        3.000000       360      310
 4632964      RESTON          VA         22094       1YCMT        3.000000       12.875000        3.000000       360      311
 4633038      NOKESVILLE      VA         22123       1YCMT        3.000000       12.875000        3.000000       360      312
 4633046      SILVER SPRI     MD         20906       1YCMT        3.250000       13.125000        3.250000       360      310
 4633053      POTOMAC         MD         20854       1YCMT        3.000000       12.875000        3.000000       360      310
 4633137      WASHINGTON      DC         20008       1YCMT        3.000000       12.875000        3.000000       360      311
 4633251      WASHINGTON      DC         20007       1YCMT        3.000000       12.875000        3.000000       360      311
 4633285      FAIRFAX         VA         22030       1YCMT        3.000000       12.750000        3.000000       360      312
 4633293      BETHESDA        MD         20814       1YCMT        3.000000       12.625000        3.000000       360      311
 4633319      ARNOLD          MD         21012       1YCMT        3.000000       12.750000        3.000000       360      311
 4633350      SILVER SPRI     MD         20904       1YCMT        3.000000       12.750000        3.000000       360      311
 4633368      BURKE           VA         22015       1YCMT        3.000000       12.750000        3.000000       360      311
 4633475      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.750000        3.000000       360      310
 4633509      FAIRFAX         VA         22030       1YCMT        3.000000       12.625000        3.000000       360      311
 4633624      BURKE           VA         22015       1YCMT        3.250000       12.875000        3.250000       360      311
 4633673      ARLINGTON       VA         22205       1YCMT        3.000000       12.625000        3.000000       360      311
 4633699      STERLING        VA         20164       1YCMT        3.250000       13.000000        3.250000       360      310
 4633731      ALEXANDRIA      VA         22310       1YCMT        3.000000       12.625000        3.000000       360      311
 4633772      LANHAM          MD         20706       1YCMT        3.000000       12.625000        3.000000       360      310
 4633814      FREDERICK       MD         21701       1YCMT        3.250000       13.000000        3.250000       360      310
 4633855      TIMONIUM        MD         21093       1YCMT        3.000000       12.750000        3.000000       360      313
 4633863      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.750000        3.000000       360      312
 4633913      WASHINGTON      DC         20003       1YCMT        3.000000       12.625000        3.000000       360      311
 4634036      KENSINGTON      MD         20895       1YCMT        3.000000       12.625000        3.000000       360      312
 4634218      ASHBURN         VA         22011       1YCMT        3.000000       12.375000        3.000000       360      314
 4634259      UPPER MARLB     MD         20772       1YCMT        3.000000       13.000000        3.000000       360      312
 4634275      ALEXANDRIA      VA         22302       1YCMT        3.000000       12.625000        3.000000       360      312
 4634341      GERMANTOWN      MD         20876       1YCMT        3.250000       12.750000        3.250000       360      315
 4634358      OLNEY           MD         20832       1YCMT        3.000000       12.500000        3.000000       360      314
 4634366      GREAT FALLS     VA         22066       1YCMT        3.000000       12.625000        3.000000       360      312
 4634382      FAIRFAX         VA         22030       1YCMT        3.000000       12.625000        3.000000       360      312
 4634473      SILVER SPRI     MD         20904       1YCMT        3.250000       12.750000        3.250000       360      312
 4634531      MCLEAN          VA         22101       1YCMT        3.000000       12.500000        3.000000       360      312
 4634549      LAUREL          MD         20723       1YCMT        3.000000       12.500000        3.000000       360      312
 4634556      WASHINGTON      DC         20008       1YCMT        3.000000       12.500000        3.000000       360      312

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 4630828    230000.000000   218502.180000   19930901   1453.760000   39.700000   580000.000000   5.421800   1       1       1
 4630885    468000.000000   444839.250000   19930801   2996.660000   70.900000   660000.000000   5.546800   1       1       1
 4630950    224100.000000   210937.370000   19930801   1290.050000   90.000000   255000.000000   4.546800   1       1       2
 4631008    239600.000000   226672.270000   19930801   1455.840000   80.000000   300000.000000   5.046800   1       1       2
 4631073    285000.000000   271200.150000   19930801   1848.510000   89.100000   320000.000000   5.671800   1       1       1
 4631099    237500.000000   224667.170000   19930701   1462.330000   72.000000   330000.000000   5.171800   1       1       1
 4631164    221800.000000   210601.340000   19930901   1383.750000   95.000000   235000.000000   5.296800   1       1       2
 4631198    324000.000000   307944.780000   19930701   2101.460000   90.000000   360000.000000   5.671800   1       1       2
 4631206    235800.000000   224130.280000   19930801   1509.860000   90.000000   265000.000000   5.546800  10       1       2
 4631305    280000.000000   266142.770000   19930801   1792.880000   80.000000   350000.000000   5.546800   1       1       1
 4631354    225600.000000   214434.950000   19930801   1444.550000   80.000000   282000.000000   5.546800  10       1       1
 4631362    326250.000000   309777.960000   19930901   2035.380000   75.000000   438000.000000   5.296800  10       1       2
 4631370    284700.000000   270300.980000   19930801   1799.500000   76.900000   370000.000000   5.421800   1       1       1
 4631388    248000.000000   234926.790000   19930901   1506.880000   80.000000   313000.000000   5.046800   1       1       2
 4631420    236250.000000   225058.570000   19930801   1552.000000   95.000000   250000.000000   5.796800   1       1       2
 4631545    318200.000000   302452.790000   19930801   2037.470000   88.800000   365000.000000   5.546800   1       1       2
 4631578    232700.000000   220930.560000   19930801   1470.830000   71.600000   325000.000000   5.421800   1       1       1
 4631610    285000.000000   270587.340000   19930801   1801.400000   83.600000   341000.000000   5.421800   1       1       1
 4631669    239950.000000   226756.110000   19930901   1596.400000   95.000000   255000.000000   5.921800  10       1       2
 4631685    285000.000000   269949.770000   19930801   1754.790000   74.000000   385000.000000   5.171800  10       1       2
 4631768    314100.000000   298555.520000   19930801   2011.220000   90.000000   351000.000000   5.546800   1       1       2
 4631875    226400.000000   214950.600000   19930801   1431.010000   80.000000   283000.000000   5.421800   1       1       2
 4631909    259000.000000   245613.770000   19930801   1615.830000   89.600000   290000.000000   5.296800   1       1       2
 4631958    243600.000000   231886.740000   19930701   1620.680000   95.000000   258000.000000   5.921800   1       1       2
 4631982    318800.000000   227071.100000   19930701   2094.290000   80.000000   408000.000000   5.796800   1       1       2
 4632014    300000.000000   285788.900000   19930801   1970.790000   63.300000   474000.000000   5.796800   1       1       1
 4632048    227200.000000   214432.030000   19930801   1454.790000   95.000000   240000.000000   5.546800   1       1       2
 4632287    224200.000000   212633.180000   19930901   1380.440000   95.000000   237000.000000   5.171800  10       1       2
 4632311    229500.000000   218387.270000   19930801   1488.540000   90.000000   255000.000000   5.671800   1       1       2
 4632352    228800.000000   217227.750000   19930801   1446.180000   80.000000   287000.000000   5.421800   1       1       2
 4632378    230850.000000   219932.450000   19930901   1497.290000   94.700000   244000.000000   5.671800   1       1       2
 4632386    220000.000000   208916.310000   19931001   1354.580000   62.900000   350000.000000   5.171800   1       1       2
 4632394    253000.000000   241059.210000   19931001   1619.990000   89.700000   282000.000000   5.546800   1       1       1
 4632428    257500.000000   245610.250000   19931001   1670.150000   87.300000   295000.000000   5.671800  10       1       1
 4632436    365600.000000   347927.050000   19930901   2340.980000   79.500000   460000.000000   5.546800  10       1       1
 4632444    445000.000000   420471.830000   19930801   2668.000000   78.800000   565000.000000   4.921800   1       1       1
 4632451    400000.000000   346940.660000   19930901   2627.720000   74.100000   540000.000000   5.796800   1       1       1
 4632550    223250.000000   211554.370000   19930801   1429.490000   95.000000   235000.000000   5.546800   1       1       2
 4632576    228000.000000   217665.730000   19930801   1536.080000   95.000000   240000.000000   6.046800   1       1       2
 4632709    243000.000000   230974.130000   19930801   1555.960000   78.500000   310000.000000   5.546800   1       1       2
 4632725    268850.000000   255305.130000   19931001   1655.360000   95.000000   283500.000000   5.171800   1       1       2
 4632758    244800.000000   232946.830000   19930801   1587.770000   90.000000   272000.000000   5.671800   1       1       1
 4632774    223250.000000   211953.690000   19930901   1485.290000   95.000000   243000.000000   5.921800   1       1       2
 4632832    249000.000000   237204.570000   19930801   1635.760000   79.000000   315000.000000   5.796800   1       1       1
 4632865    218400.000000   207372.950000   19930901   1362.540000   95.000000   230000.000000   5.296800   1       1       2
 4632907    240000.000000   228379.070000   19930801   1556.640000   80.000000   300000.000000   5.671800   1       1       2
 4632964    270000.000000   257508.120000   19930901   1773.710000   86.500000   314000.000000   5.796800   1       1       2
 4633038    226300.000000   215851.230000   19931001   1467.780000   78.600000   288000.000000   5.671800   1       1       1
 4633046    241200.000000   229775.540000   19930801   1584.520000   95.000000   254000.000000   5.796800   1       1       2
 4633053    500000.000000   476833.640000   19930801   3326.520000   78.100000   643000.000000   5.921800  10       1       2
 4633137    375000.000000   356473.140000   19930901   2370.260000   70.100000   535000.000000   5.421800   1       1       1
 4633251    342000.000000   326177.410000   19930901   2246.700000   87.700000   390000.000000   5.796800   1       1       1
 4633285    218000.000000   199197.160000   19931001   1432.110000   80.700000   270000.000000   5.796800   1       1       1
 4633293    256050.000000   243399.540000   19930901   1618.420000   90.000000   286000.000000   5.421800   1       1       2
 4633319    254250.000000   241132.390000   19930901   1565.470000   90.000000   290000.000000   5.171800   1       1       2
 4633350    243000.000000   231483.730000   19930901   1576.100000   86.800000   280000.000000   5.671800   1       1       2
 4633368    251100.000000   238963.120000   19930901   1607.830000   89.800000   281000.000000   5.546800   1       1       2
 4633475    356250.000000   338231.900000   19930801   2251.750000   75.000000   475000.000000   5.421800   1       1       1
 4633509    280000.000000   266464.540000   19930901   1792.880000   75.300000   372000.000000   5.546800   1       1       1
 4633624    215650.000000   204995.670000   19930901   1363.060000   95.000000   227000.000000   5.421800   1       1       1
 4633673    256200.000000   244083.600000   19930901   1661.710000   78.300000   327000.000000   5.671800   1       1       1
 4633699    240000.000000   229121.620000   19930801   1616.930000   94.500000   254000.000000   6.046800   1       1       2
 4633731    270000.000000   256226.740000   19930901   1706.590000   90.000000   300000.000000   5.421800   1       1       2
 4633772    247350.000000   235373.300000   19930801   1604.310000   90.000000   275000.000000   5.671800   1       1       2
 4633814    250000.000000   238158.750000   19930801   1642.330000   94.700000   275000.000000   5.796800   1       1       2
 4633855    286200.000000   273304.490000   19931101   1856.290000   89.700000   327500.000000   5.671800  10       1       2
 4633863    238500.000000   218851.880000   19931001   1566.780000   90.000000   265000.000000   5.796800   1       1       1
 4633913    251250.000000   239367.380000   19930901   1629.610000   75.000000   335000.000000   5.671800  10       1       1
 4634036    272000.000000   259162.380000   19931001   1741.650000   68.000000   400000.000000   5.546800   1       1       1
 4634218    318000.000000   303271.590000   19931201   2009.980000   76.600000   415000.000000   5.421800   1       1       1
 4634259    227000.000000   216448.870000   19931001   1506.600000   94.700000   242000.000000   5.921800   1       1       2
 4634275    300000.000000   286148.150000   19931001   1945.800000   51.300000   585000.000000   5.671800   1       1       1
 4634341    234400.000000   224357.760000   19940101   1520.320000   95.000000   253000.000000   5.671800   1       1       2
 4634358    247500.000000   235881.570000   19931201   1544.080000   90.000000   276000.000000   5.296800   1       1       2
 4634366    260000.000000   247457.700000   19931001   1643.380000   89.700000   290000.000000   5.421800   1       1       1
 4634382    317000.000000   302363.310000   19931001   2056.060000   88.100000   360000.000000   5.671800   1       1       1
 4634473    231800.000000   221330.670000   19931001   1522.760000   95.000000   244000.000000   5.796800   1       1       2
 4634531    315000.000000   299804.950000   19931001   1991.010000   75.900000   415000.000000   5.421800   1       1       1
 4634549    223000.000000   210668.620000   19931001   1427.900000   78.500000   284000.000000   5.546800   1       1       1
 4634556    262000.000000   202566.780000   19931001   1634.540000   80.000000   328000.000000   5.296800   5       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 4634614      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      312
 4634705      CENTREVILLE     VA         22020       1YCMT        3.250000       12.750000        3.250000       360      312
 4634721      WASHINGTON      DC         20003       1YCMT        3.000000       12.500000        3.000000       360      312
 4634788      OAKTON          VA         22124       1YCMT        3.000000       12.500000        3.000000       360      313
 4634804      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.500000        3.000000       360      311
 4634812      N POTOMAC       MD         20878       1YCMT        3.000000       12.750000        3.000000       360      311
 4634853      MILLERSVILL     MD         21108       1YCMT        3.000000       12.625000        3.000000       360      311
 4634903      WASHINGTON      DC         20015       1YCMT        3.000000       12.625000        3.000000       360      312
 4634945      CENTREVILLE     VA         22020       1YCMT        3.250000       12.625000        3.250000       360      312
 4635017      RESTON          VA         22094       1YCMT        3.000000       12.500000        3.000000       360      312
 4635025      LEESBURG        VA         22075       1YCMT        3.000000       12.625000        3.000000       360      312
 4635033      STERLING        VA         20164       1YCMT        3.250000       12.875000        3.250000       360      311
 4635058      BOWIE           MD         20721       1YCMT        3.000000       12.625000        3.000000       360      312
 4635074      ARNOLD          MD         21012       1YCMT        3.000000       12.500000        3.000000       360      312
 4635157      FALLS CHURC     VA         22043       1YCMT        3.000000       12.500000        3.000000       360      313
 4635165      WASHINGTON      DC         20008       1YCMT        3.000000       12.500000        3.000000       360      312
 4635173      ARLINGTON       VA         22204       1YCMT        3.000000       12.500000        3.000000       360      313
 4635264      WASHINGTON      DC         20012       1YCMT        3.000000       12.500000        3.000000       360      312
 4635298      VIENNA          VA         22182       1YCMT        3.000000       12.500000        3.000000       360      312
 4635330      ROCKVILLE       MD         20850       1YCMT        3.000000       12.500000        3.000000       360      312
 4635371      COCKEYSVILL     MD         21030       1YCMT        3.000000       12.625000        3.000000       360      312
 4635389      OLNEY           MD         20832       1YCMT        3.250000       12.750000        3.250000       360      312
 4635462      COLUMBIA        MD         21044       1YCMT        3.000000       12.500000        3.000000       360      312
 4635538      WASHINGTON      DC         20002       1YCMT        3.000000       12.750000        3.000000       360      313
 4635561      SEVERNA PAR     MD         21146       1YCMT        3.000000       12.625000        3.000000       360      313
 4635579      ALEXANDRIA      VA         22306       1YCMT        3.000000       12.625000        3.000000       360      312
 4635587      COLUMBIA        MD         21044       1YCMT        3.000000       12.625000        3.000000       360      312
 4635611      FAIRFAX         VA         22039       1YCMT        3.000000       12.625000        3.000000       360      314
 4635629      ALEXANDRIA      VA         22305       1YCMT        3.250000       12.875000        3.250000       360      312
 4635678      WASHINGTON      DC         20016       1YCMT        3.000000       12.625000        3.000000       360      312
 4635694      WASHINGTON      DC         20010       1YCMT        3.000000       12.625000        3.000000       360      312
 4635793      ARNOLD          MD         21012       1YCMT        3.000000       12.625000        3.000000       360      313
 4635801      OLNEY           MD         20832       1YCMT        3.000000       12.625000        3.000000       360      312
 4635819      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.625000        3.000000       360      313
 4635835      CHANTILLY       VA         22021       1YCMT        3.000000       12.750000        3.000000       360      312
 4635843      GAITHERSBUR     MD         20882       1YCMT        3.000000       12.750000        3.000000       360      313
 4635892      BALTIMORE       MD         21208       1YCMT        3.000000       12.750000        3.000000       360      314
 4635900      LAYTONSVILL     MD         20882       1YCMT        3.000000       12.625000        3.000000       360      312
 4636106      WASHINGTON      DC         20009       1YCMT        3.000000       12.750000        3.000000       360      314
 4636197      ELLICOTT CI     MD         21043       1YCMT        3.250000       12.875000        3.250000       360      312
 4636213      WOODBRIDGE      VA         22192       1YCMT        3.000000       12.750000        3.000000       360      312
 4636312      BOWIE           MD         20721       1YCMT        3.250000       13.000000        3.250000       360      313
 4636346      WASHINGTON      DC         20007       1YCMT        3.000000       12.625000        3.000000       360      313
 4636460      GREAT FALLS     VA         22066       1YCMT        3.000000       12.750000        3.000000       360      314
 4636486      ROCKVILLE       MD         20852       1YCMT        3.000000       12.750000        3.000000       360      313
 4636593      ALEXANDRIA      VA         22309       1YCMT        3.000000       12.750000        3.000000       360      314
 4636684      UPPER MARLB     MD         20772       1YCMT        3.250000       12.750000        3.250000       360      312
 4636692      FALLS CHURC     VA         22044       1YCMT        3.000000       12.625000        3.000000       360      313
 4636775      BETHESDA        MD         20817       1YCMT        3.250000       12.875000        3.250000       360      312
 4636809      ASHBURN         VA         22011       1YCMT        3.625000       12.875000        3.625000       360      312
 4636916      MONKTON         MD         21111       1YCMT        3.000000       12.625000        3.000000       360      313
 4636957      SEVERNA PAR     MD         21146       1YCMT        3.250000       12.625000        3.250000       360      312
 4636965      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.375000        3.000000       360      312
 4636999      BALTIMORE       MD         21210       1YCMT        3.000000       12.500000        3.000000       360      314
 4637005      ARNOLD          MD         21012       1YCMT        3.000000       12.500000        3.000000       360      313
 4637047      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      314
 4637062      BETHESDA        MD         20817       1YCMT        3.000000       12.500000        3.000000       360      313
 4637070      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.500000        3.000000       360      314
 4637120      LEESBURG        VA         22075       1YCMT        3.250000       12.750000        3.250000       360      315
 4637146      VIENNA          VA         22182       1YCMT        3.250000       12.750000        3.250000       360      313
 4637153      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.500000        3.000000       360      313
 4637260      WASHINGTON      DC         20016       1YCMT        2.750000       11.875000        2.750000       360      314
 4637278      SPRINGFIELD     VA         22153       1YCMT        3.250000       12.625000        3.250000       360      312
 4637344      ALEXANDRIA      VA         22314       1YCMT        3.000000       12.250000        3.000000       360      313
 4637351      GLEN ARM        MD         21057       1YCMT        3.000000       12.375000        3.000000       360      315
 4637385      SILVER SPRI     MD         20910       1YCMT        3.000000       12.375000        3.000000       360      313
 4637419      BURKE           VA         22015       1YCMT        3.000000       12.375000        3.000000       360      315
 4637484      RESTON          VA         22091       1YCMT        3.000000       12.375000        3.000000       360      314
 4637575      N BETHESDA      MD         20852       1YCMT        3.000000       12.375000        3.000000       360      314
 4637674      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      315
 4637682      CROFTON         MD         21114       1YCMT        3.000000       12.625000        3.000000       360      315
 4637708      GAITHERSBUR     MD         20877       1YCMT        3.000000       12.375000        3.000000       360      315
 4637831      BALTIMORE       MD         21212       1YCMT        3.000000       12.250000        3.000000       360      316
 4637898      GERMANTOWN      MD         20876       1YCMT        3.250000       12.500000        3.250000       360      313
 4637955      OLNEY           MD         20832       1YCMT        3.000000       12.125000        3.000000       360      314
 4637989      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      314
 4638003      TIMONIUM        MD         21093       1YCMT        3.000000       12.500000        3.000000       360      317
 4638011      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      314
 4638029      ARLINGTON       VA         22207       1YCMT        3.000000       12.125000        3.000000       360      314
 4638078      WASHINGTON      DC         20015       1YCMT        2.750000       11.750000        2.750000       360      315

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 4634614    260000.000000   247728.870000   19931001   1664.810000   90.000000    289000.000000  5.546800  10       1       2
 4634705    250000.000000   237674.700000   19931001   1559.680000   94.800000    264000.000000  5.296800   1       1       2
 4634721    339000.000000   323002.290000   19931001   2170.660000   72.000000    471000.000000  5.546800  10       1       1
 4634788    332750.000000   316738.460000   19931101   2075.930000   80.000000    416000.000000  5.296800   1       1       2
 4634804    344000.000000   326631.620000   19930901   2146.120000   81.900000    420000.000000  5.296800   1       1       1
 4634812    217200.000000   205994.290000   19930901   1337.340000   80.000000    290000.000000  5.171800   1       1       2
 4634853    231250.000000   218232.270000   19930901   1442.700000   74.600000    310000.000000  5.296800   1       1       2
 4634903    285000.000000   271548.860000   19931001   1824.890000   78.100000    365000.000000  5.546800   1       1       1
 4634945    235650.000000   223777.830000   19931001   1450.940000   94.900000    250000.000000  5.171800   1       1       2
 4635017    286400.000000   271011.090000   19931001   1694.160000   89.800000    319000.000000  4.796800  10       1       2
 4635025    230000.000000   218660.480000   19931001   1434.910000   69.700000    338000.000000  5.296800   1       1       2
 4635033    232450.000000   222180.770000   19930901   1546.500000   95.000000    245000.000000  5.921800   1       1       2
 4635058    255200.000000   240168.060000   19931001   1509.610000   80.000000    328000.000000  4.796800   1       1       2
 4635074    509200.000000   484636.250000   19931001   3218.500000   65.700000    775000.000000  5.421800   1       1       1
 4635157    261000.000000   247884.400000   19931101   1585.870000   90.000000    295000.000000  5.046800   1       1       2
 4635165    415000.000000   394980.390000   19931001   2623.090000   50.600000    820000.000000  5.421800   1       1       1
 4635173    229500.000000   218213.890000   19931101   1413.080000   90.000000    256000.000000  5.171800   1       1       2
 4635264    600000.000000   571056.530000   19931001   3792.410000   75.000000    800000.000000  5.421800   1       1       1
 4635298    224000.000000   199472.200000   19931001   1415.840000   80.000000    280000.000000  5.421800   1       1       1
 4635330    420000.000000   399739.400000   19931001   2654.690000   78.700000    534000.000000  5.421800   1       1       1
 4635371    337500.000000   321571.170000   19931001   2161.050000   79.400000    425000.000000  5.546800   1       1       1
 4635389    245100.000000   233276.570000   19931001   1549.200000   95.000000    258000.000000  5.421800   1       1       2
 4635462    274550.000000   259522.760000   19931001   1712.840000   78.100000    360000.000000  5.296800   1       1       2
 4635538    252000.000000   240645.350000   19931101   1634.470000   86.400000    291500.000000  5.671800  10       1       1
 4635561    261000.000000   247013.270000   19931101   1523.130000   80.100000    326000.000000  4.671800   1       1       2
 4635579    247500.000000   232173.540000   19931001   1584.770000   90.000000    275000.000000  5.546800   1       1       1
 4635587    288750.000000   274202.390000   19931001   1777.890000   74.900000    421000.000000  5.171800   1       1       2
 4635611    270000.000000   257574.960000   19931201   1706.590000   72.600000    372000.000000  5.421800   1       1       1
 4635629    220800.000000   210827.400000   19931001   1450.500000   95.000000    233000.000000  5.796800   1       1       2
 4635678    252000.000000   240106.190000   19931001   1613.590000   90.000000    287000.000000  5.546800   1       1       2
 4635694    229500.000000   217168.270000   19931001   1357.580000   90.000000    256000.000000  4.796800  10       1       2
 4635793    397000.000000   376174.470000   19931101   2348.410000   67.900000    585000.000000  4.796800   1       1       1
 4635801    316700.000000   302076.820000   19931001   2054.120000   90.000000    352000.000000  5.671800   1       1       1
 4635819    261000.000000   247308.490000   19931101   1543.920000   90.000000    290000.000000  4.796800   1       1       2
 4635835    228000.000000   217001.230000   19931001   1441.120000   79.200000    288000.000000  5.421800   1       1       1
 4635843    238500.000000   227514.330000   19931101   1527.150000   75.700000    315000.000000  5.546800   1       1       1
 4635892    400000.000000   382027.920000   19931201   2561.250000   61.500000    650000.000000  5.546800   1       1       1
 4635900    312000.000000   297274.750000   19931001   1997.770000   80.000000    390000.000000  5.546800   1       1       2
 4636106    304500.000000   290818.860000   19931201   1949.750000   69.200000    440000.000000  5.546800  10       1       1
 4636197    249350.000000   237837.060000   19931001   1617.280000   95.000000    266200.000000  5.671800   1       1       2
 4636213    336000.000000   320823.940000   19931001   2207.290000   80.000000    420000.000000  5.796800   1       1       1
 4636312    217600.000000   207931.870000   19931101   1466.020000   94.600000    230000.000000  6.046800   1       1       2
 4636346    237600.000000   226894.310000   19931101   1541.070000   90.000000    264000.000000  5.671800  10       1       2
 4636460    586500.000000   560723.680000   19931201   3804.030000   58.700000   1000000.000000  5.671800   1       1       1
 4636486    253000.000000   241601.710000   19931101   1640.960000   56.000000    452000.000000  5.671800   1       1       1
 4636593    312000.000000   298588.100000   19931201   2049.620000   80.000000    390000.000000  5.796800   1       1       1
 4636684    229000.000000   217709.830000   19931001   1428.670000   94.700000    243500.000000  5.296800   1       1       2
 4636692    263000.000000   250886.180000   19931101   1684.020000   61.400000    428000.000000  5.546800   1       1       1
 4636775    245100.000000   225405.120000   19931001   1589.720000   95.000000    260000.000000  5.671800  10       1       2
 4636809    248900.000000   237881.540000   19931001   1655.940000   95.000000    262500.000000  5.921800   1       1       2
 4636916    345000.000000   328759.340000   19931101   2180.640000   75.000000    460000.000000  5.421800   1       1       1
 4636957    219900.000000   208983.820000   19931001   1371.890000   95.000000    238000.000000  5.296800   1       1       2
 4636965    287500.000000   273631.080000   19931001   1817.200000   79.900000    360000.000000  5.421800   1       1       1
 4636999    326000.000000   298377.430000   19931201   2060.550000   74.900000    435000.000000  5.421800   1       1       1
 4637005    460000.000000   436530.820000   19931101   2869.810000   74.200000    620000.000000  5.296800   1       1       1
 4637047    308000.000000   294161.630000   19931201   1972.160000   88.000000    350000.000000  5.546800   1       1       1
 4637062    237000.000000   225798.530000   19931101   1498.010000   65.800000    360000.000000  5.421800   1       1       1
 4637070    324000.000000   309119.120000   19931201   2047.910000   54.000000    600000.000000  5.421800   1       1       1
 4637120    249900.000000   238952.930000   19940101   1600.140000   95.000000    264000.000000  5.546800   1       1       2
 4637146    215700.000000   204111.160000   19931101   1345.690000   93.000000    232000.000000  5.296800  10       1       2
 4637153    315000.000000   298119.430000   19931101   1838.260000   74.100000    435000.000000  4.671800   1       1       2
 4637260    231000.000000   219392.400000   19931201   1633.760000   72.000000    321000.000000  6.671800   1       1       1
 4637278    227900.000000   216664.470000   19931001   1421.800000   95.000000    240000.000000  5.296800   1       1       2
 4637344    326000.000000   310313.240000   19931101   2033.820000   75.800000    430000.000000  5.296800  10       1       1
 4637351    260000.000000   248358.510000   19940101   1643.380000   80.000000    325000.000000  5.421800   1       1       1
 4637385    247500.000000   235590.610000   19931101   1544.080000   90.000000    284000.000000  5.296800   1       1       2
 4637419    231000.000000   220655.530000   19940101   1460.080000   79.700000    290000.000000  5.421800   1       1       1
 4637484    234000.000000   223015.220000   19931201   1459.860000   78.000000    300000.000000  5.296800   1       1       1
 4637575    233300.000000   221861.580000   19931201   1417.560000   80.000000    292000.000000  5.046800  10       1       2
 4637674    265000.000000   253132.670000   19940101   1674.990000   57.000000    465000.000000  5.421800   1       1       1
 4637682    249850.000000   238905.070000   19940101   1599.820000   95.000000    263000.000000  5.546800   1       1       2
 4637708    231000.000000   218890.780000   19940101   1479.120000   82.500000    280000.000000  5.546800   1       1       1
 4637831    550000.000000   525464.140000   19940201   3431.290000   60.400000    910000.000000  5.296800   1       1       1
 4637898    235550.000000   224700.180000   19931101   1508.260000   95.000000    249000.000000  5.546800   1       1       2
 4637955    216900.000000   206493.460000   19931201   1335.500000   73.500000    295000.000000  5.171800   1       1       1
 4637989    295000.000000   280220.820000   19931201   1768.680000   70.200000    420000.000000  4.921800   1       1       1
 4638003    258750.000000   233101.580000   19940301   1635.480000   90.000000    288000.000000  5.421800   1       1       2
 4638011    250000.000000   238005.570000   19931201   1539.300000   74.600000    350000.000000  5.171800   1       1       2
 4638029    500000.000000   476011.650000   19931201   3078.590000   55.600000    900000.000000  5.171800   1       1       1
 4638078    380000.000000   315719.940000   19940101   2687.580000   80.000000    475000.000000  6.671800   1       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 4638128      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      315
 4638136      BETHESDA        MD         20817       1YCMT        3.000000       12.125000        3.000000       360      314
 4638185      HIGHLAND        MD         20777       1YCMT        3.000000       12.250000        3.000000       360      313
 4638292      ROCKVILLE       MD         20852       1YCMT        3.000000       12.250000        3.000000       360      314
 4638318      OAKTON          VA         22124       1YCMT        3.000000       12.250000        3.000000       360      315
 4638409      WASHINGTON      DC         20010       1YCMT        3.000000       12.250000        3.000000       360      315
 4638557      FALLS CHURC     VA         22044       1YCMT        3.000000       12.250000        3.000000       360      314
 4638805      BETHESDA        MD         20817       1YCMT        3.250000       12.500000        3.250000       360      314
 4638813      ALEXANDRIA      VA         22310       1YCMT        2.750000       12.500000        2.750000       360      314
 4638870      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      315
 4638979      WASHINGTON      DC         20007       1YCMT        3.000000       12.250000        3.000000       360      315
 4639019      SILVER SPRI     MD         20905       1YCMT        3.000000       12.250000        3.000000       360      314
 4639068      OLNEY           MD         20832       1YCMT        3.000000       12.250000        3.000000       360      314
 4639084      VIENNA          VA         22182       1YCMT        3.000000       12.250000        3.000000       360      314
 4639142      RESTON          VA         22091       1YCMT        3.000000       12.250000        3.000000       360      315
 4639241      HERNDON         VA         22070       1YCMT        3.250000       12.500000        3.250000       360      314
 4639340      OLNEY           MD         20832       1YCMT        3.000000       12.250000        3.000000       360      315
 4639431      VIENNA          VA         22181       1YCMT        3.000000       12.375000        3.000000       360      313
 4639464      MCLEAN          VA         22101       1YCMT        3.000000       12.375000        3.000000       360      314
 4639498      TEMPLE HILL     MD         20748       1YCMT        3.250000       12.500000        3.250000       360      315
 4639506      WOODBINE        MD         21797       1YCMT        3.000000       12.250000        3.000000       360      315
 4639571      NORTH POTOM     MD         20878       1YCMT        3.000000       12.250000        3.000000       360      314
 4639589      POTOMAC         MD         20854       1YCMT        2.750000       12.375000        2.750000       360      317
 4639647      WASHINGTON      DC         20008       1YCMT        3.000000       12.250000        3.000000       360      314
 4639688      FAIRFAX STA     VA         22309       1YCMT        3.250000       12.500000        3.250000       360      313
 4639761      WASHINGTON      DC         20008       1YCMT        3.000000       12.375000        3.000000       360      315
 4639779      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      313
 4639969      OLNEY           MD         20832       1YCMT        3.000000       12.250000        3.000000       360      315
 4640108      BETHESDA        MD         20814       1YCMT        3.000000       12.250000        3.000000       360      315
 4640116      WASHINGTON      DC         20007       1YCMT        3.000000       12.250000        3.000000       360      315
 4640132      CENTREVILLE     VA         22020       1YCMT        3.000000       12.250000        3.000000       360      315
 4640231      BETHESDA        MD         20816       1YCMT        3.000000       12.250000        3.000000       360      315
 4640264      SILVER SPRI     MD         20910       1YCMT        3.250000       12.500000        3.250000       360      315
 4640348      CROFTON         MD         21114       1YCMT        3.250000       12.500000        3.250000       360      315
 4640512      ALEXANDRIA      VA         22308       1YCMT        3.250000       12.500000        3.250000       360      315
 4640728      ROCKVILLE       MD         20850       1YCMT        3.000000       12.125000        3.000000       360      314
 4640793      LUTHERVILLE     MD         21093       1YCMT        3.000000       12.125000        3.000000       360      315
 4640835      ARLINGTON       VA         22201       1YCMT        3.250000       12.375000        3.250000       360      315
 4640876      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.125000        3.000000       360      316
 4640884      WASHINGTON      DC         20016       1YCMT        3.000000       12.125000        3.000000       360      316
 4640942      WASHINGTON      DC         20037       1YCMT        3.000000       12.125000        3.000000       360      315
 4640959      WASHINGTON      DC         20016       1YCMT        3.000000       12.125000        3.000000       360      316
 4641007      ALEXANDRIA      VA         22301       1YCMT        3.000000       12.500000        3.000000       360      317
 4641098      COLUMBIA        MD         21044       1YCMT        3.000000       12.125000        3.000000       360      315
 4641106      NORTH POTOM     MD         20878       1YCMT        3.000000       12.125000        3.000000       360      315
 4641163      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      315
 4641213      HERNDON         VA         22071       1YCMT        3.250000       12.375000        3.250000       360      314
 4641239      ALEXANDRIA      VA         22301       1YCMT        3.000000       12.125000        3.000000       360      316
 4641338      OLNEY           MD         20832       1YCMT        3.000000       12.125000        3.000000       360      315
 4641478      MITCHELLVIL     MD         20721       1YCMT        3.250000       12.375000        3.250000       360      316
 4641502      GERMANTOWN      MD         20876       1YCMT        3.000000       12.125000        3.000000       360      315
 4641858      BETHESDA        MD         20816       1YCMT        3.000000       12.250000        3.000000       360      314
 4641981      VIENNA          VA         22181       1YCMT        3.250000       12.875000        3.250000       360      318
 4642013      HERNDON         VA         22071       1YCMT        3.000000       12.250000        3.000000       360      316
 4642039      ROCKVILLE       MD         20853       1YCMT        3.000000       12.250000        3.000000       360      315
 4642088      FAIRFAX         VA         22033       1YCMT        3.250000       12.500000        3.250000       360      315
 4642146      WASHINGTON      DC         20015       1YCMT        3.000000       12.375000        3.000000       360      315
 4642153      ARLINGTON       VA         22207       1YCMT        3.250000       12.625000        3.250000       360      316
 4642260      ANNANDALE       VA         22003       1YCMT        3.000000       12.375000        3.000000       360      316
 4642278      SPRINGFIELD     VA         22153       1YCMT        3.000000       12.375000        3.000000       360      317
 4642401      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      316
 4642419      OLNEY           MD         20832       1YCMT        3.000000       12.500000        3.000000       360      316
 4642484      SILVER SPRI     MD         20906       1YCMT        3.000000       12.500000        3.000000       360      316
 4642534      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.500000        3.000000       360      316
 4642542      PHOENIX         MD         21131       1YCMT        3.000000       12.500000        3.000000       360      315
 4642690      GAITHERSBUR     MD         20879       1YCMT        3.000000       12.625000        3.000000       360      316
 4642716      OWINGS MILL     MD         21117       1YCMT        3.000000       12.625000        3.000000       360      316
 4642724      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.625000        3.000000       360      316
 4642740      GERMANTOWN      MD         20876       1YCMT        3.250000       12.875000        3.250000       360      316
 4642799      SILVER SPRI     MD         20906       1YCMT        3.250000       12.875000        3.250000       360      316
 4642930      ALEXANDRIA      VA         22310       1YCMT        3.000000       12.500000        3.000000       360      316
 4642948      FORT WASHIN     MD         20744       1YCMT        3.250000       13.000000        3.250000       360      315
 4643110      POTOMAC         MD         20854       1YCMT        3.000000       12.500000        3.000000       360      316
 4643144      WASHINGTON      DC         20016       1YCMT        3.000000       12.500000        3.000000       360      316
 4643201      LUTHERVILLE     MD         21093       1YCMT        3.000000       11.750000        3.000000       360      316
 4643250      OLNEY           MD         20832       1YCMT        3.000000       12.500000        3.000000       360      316
 4643268      UPPER MARLB     MD         20772       1YCMT        3.250000       12.750000        3.250000       360      316
 4643466      TAKOMA PARK     MD         20912       1YCMT        3.250000       12.750000        3.250000       360      316
 4643482      ALEXANDRIA      VA         22310       1YCMT        3.000000       12.500000        3.000000       360      316
 4643490      VIRGINIA BE     VA         23454       1YCMT        3.000000       12.500000        3.000000       360      316

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 4638128    414000.000000   394631.430000   19940101   2549.070000   73.900000   560000.000000   5.171800   1       1       1
 4638136    320000.000000   303968.220000   19931201   1918.570000   80.000000   400000.000000   4.921800   1       1       1
 4638185    220000.000000   209139.370000   19931101   1354.580000   69.800000   315000.000000   5.171800   1       1       1
 4638292    275000.000000   262014.440000   19931201   1715.650000   71.200000   386000.000000   5.296800   1       1       1
 4638318    410250.000000   391471.310000   19940101   2559.430000   80.000000   513000.000000   5.296800   1       1       1
 4638409    218600.000000   208372.930000   19940101   1345.960000   72.900000   300000.000000   5.171800  10       1       1
 4638557    244900.000000   232630.980000   19931201   1468.300000   90.000000   275000.000000   4.921800  10       1       2
 4638805    250000.000000   238264.060000   19931201   1559.680000   94.300000   265000.000000   5.296800   1       1       2
 4638813    225625.000000   214577.370000   19931201   1389.220000   95.000000   240000.000000   5.171800  10       1       2
 4638870    293000.000000   277286.820000   19940101   1827.940000   51.000000   575000.000000   5.296800   1       1       1
 4638979    380000.000000   362605.920000   19940101   2370.710000   67.300000   565000.000000   5.296800  10       1       1
 4639019    487000.000000   463635.160000   19931201   2998.550000   72.100000   675000.000000   5.171800   1       1       1
 4639068    227600.000000   216915.730000   19931201   1419.930000   90.000000   265000.000000   5.296800   1       1       2
 4639084    275000.000000   251857.980000   19931201   1693.230000   77.500000   355000.000000   5.171800   1       1       1
 4639142    245200.000000   233976.350000   19940101   1529.730000   70.100000   350000.000000   5.296800  10       1       1
 4639241    227900.000000   212184.070000   19931201   1440.490000   95.000000   240000.000000   5.421800   1       1       2
 4639340    300000.000000   286269.860000   19940101   1871.610000   75.000000   400000.000000   5.296800   1       1       1
 4639431    290250.000000   274024.130000   19931101   1648.010000   90.000000   326000.000000   4.421800   1       1       2
 4639464    247500.000000   234558.550000   19931201   1444.350000   90.000000   285000.000000   4.671800   1       1       2
 4639498    228000.000000   217909.810000   19940101   1459.910000   95.000000   252000.000000   5.546800   1       1       2
 4639506    305500.000000   289833.160000   19940101   1905.930000   77.300000   395000.000000   5.296800   1       1       1
 4639571    328000.000000   312263.400000   19931201   2019.560000   76.300000   430000.000000   5.171800   1       1       1
 4639589    313000.000000   298830.360000   19940301   2241.020000   26.100000  1200000.000000   6.796800   1       1       1
 4639647    270000.000000   257046.230000   19931201   1662.440000   76.500000   353000.000000   5.171800   1       1       1
 4639688    250000.000000   238229.520000   19931101   1580.180000   94.300000   265000.000000   5.421800   1       1       2
 4639761    450000.000000   429401.710000   19940101   2807.420000   75.000000   600000.000000   5.296800   1       1       1
 4639779    272000.000000   258034.340000   19931101   1630.780000   80.000000   340000.000000   4.921800   1       1       2
 4639969    310000.000000   295810.100000   19940101   1934.000000   84.900000   365000.000000   5.296800   1       1       1
 4640108    266850.000000   254091.370000   19940101   1621.410000   90.000000   304000.000000   5.046800   1       1       2
 4640116    220000.000000   209546.350000   19940101   1372.520000   86.300000   255000.000000   5.296800  10       1       1
 4640132    234000.000000   223288.860000   19940101   1459.860000   78.000000   300000.000000   5.296800   1       1       1
 4640231    388000.000000   369847.510000   19940101   2388.990000   74.600000   520000.000000   5.171800   1       1       1
 4640264    232150.000000   221753.990000   19940101   1467.350000   95.000000   256000.000000   5.421800   1       1       2
 4640348    217000.000000   207282.460000   19940101   1371.590000   95.000000   229000.000000   5.421800   1       1       2
 4640512    235550.000000   225001.730000   19940101   1488.840000   94.600000   249000.000000   5.421800   1       1       2
 4640728    288000.000000   273879.860000   19931201   1749.920000   75.000000   384000.000000   5.046800   1       1       1
 4640793    360000.000000   342787.570000   19940101   2187.400000   79.500000   453000.000000   5.046800   1       1       1
 4640835    240350.000000   229586.810000   19940101   1519.180000   95.000000   253000.000000   5.421800   1       1       2
 4640876    429000.000000   408568.670000   19940201   2572.080000   78.000000   550000.000000   4.921800   1       1       1
 4640884    225000.000000   212756.130000   19940201   1367.120000   75.000000   300000.000000   5.046800   1       1       1
 4640942    253200.000000   240828.700000   19940101   1518.070000   90.000000   287000.000000   4.921800  10       1       2
 4640959    325000.000000   310180.330000   19940201   2001.090000   76.500000   430000.000000   5.171800   1       1       2
 4641007    270900.000000   259128.270000   19940301   1690.070000   90.000000   301000.000000   5.296800   1       1       1
 4641098    417750.000000   398206.000000   19940101   2572.160000   80.000000   575000.000000   5.171800   1       1       2
 4641106    365000.000000   340813.900000   19940101   2247.370000   62.000000   589000.000000   5.171800   1       1       1
 4641163    267000.000000   254434.190000   19940101   1643.970000   74.200000   360000.000000   5.171800   1       1       1
 4641213    250000.000000    70497.630000   19931201   1458.940000   94.300000   273000.000000   4.671800   1       1       2
 4641239    226000.000000   215694.510000   19940201   1391.530000   88.600000   255000.000000   5.171800   1       1       1
 4641338    244000.000000   232561.400000   19940101   1502.350000   80.000000   305000.000000   5.171800   1       1       1
 4641478    247650.000000   233502.220000   19940201   1524.830000   95.000000   262000.000000   5.171800   1       1       2
 4641502    265650.000000   253221.530000   19940101   1635.660000   90.000000   296000.000000   5.171800   1       1       2
 4641858    480000.000000   457765.490000   19931201   3033.930000   79.600000   603000.000000   5.421800   1       1       2
 4641981    244900.000000   235632.110000   19940401   1629.330000   95.000000   260000.000000   5.921800  10       1       2
 4642013    241650.000000   230388.150000   19940201   1468.300000   90.000000   268500.000000   5.046800   1       1       2
 4642039    294500.000000   279774.970000   19940101   1837.300000   77.500000   380000.000000   5.296800   1       1       1
 4642088    245800.000000   235032.380000   19940101   1573.890000   95.000000   265000.000000   5.546800   1       1       2
 4642146    251000.000000   239000.870000   19940101   1525.100000   89.600000   280000.000000   5.046800   1       1       1
 4642153    250000.000000   238293.690000   19940201   1559.680000   93.800000   280000.000000   5.296800   1       1       2
 4642260    330000.000000   315488.350000   19940201   2085.830000   79.500000   415000.000000   5.421800   1       1       1
 4642278    276000.000000   252210.710000   19940301   1677.010000   80.000000   345000.000000   5.046800   1       1       1
 4642401    322500.000000   308732.990000   19940201   2065.010000   75.000000   430000.000000   5.546800   1       1       1
 4642419    225000.000000   204222.770000   19940201   1440.700000   78.400000   287000.000000   5.546800   1       1       1
 4642484    215100.000000   203937.460000   19940201   1221.320000   90.000000   239000.000000   4.421800   1       1       2
 4642534    328000.000000   308875.840000   19940201   1914.120000   80.000000   410000.000000   4.671800   1       1       2
 4642542    245600.000000   234357.780000   19940101   1532.230000   75.000000   327500.000000   5.296800   1       1       1
 4642690    288500.000000   276454.510000   19940201   1871.210000   73.800000   391000.000000   5.671800   1       1       1
 4642716    333000.000000   318784.940000   19940201   2132.240000   66.600000   500000.000000   5.546800   1       1       1
 4642724    238500.000000   227385.480000   19940201   1449.150000   90.000000   265000.000000   5.046800   1       1       2
 4642740    236200.000000   226555.210000   19940201   1551.670000   95.000000   260000.000000   5.796800   1       1       2
 4642799    230350.000000   221151.890000   19940201   1532.530000   95.000000   255000.000000   5.921800   1       1       2
 4642930    227500.000000   217788.520000   19940201   1456.710000   87.500000   260000.000000   5.546800   1       1       1
 4642948    227450.000000   217704.230000   19940101   1475.240000   95.000000   240000.000000   5.671800   1       1       2
 4643110    346500.000000   331708.720000   19940201   2218.680000   90.000000   385000.000000   5.546800   1       1       1
 4643144    270000.000000   258216.840000   19940201   1706.590000   78.300000   345000.000000   5.421800   1       1       1
 4643201    250000.000000   237570.470000   19940201   1458.940000   64.100000   390000.000000   4.671800   1       1       2
 4643250    261000.000000   249565.210000   19940201   1671.220000   90.000000   290000.000000   5.546800   1       1       1
 4643268    250000.000000   239791.580000   19940201   1642.330000   93.900000   266500.000000   5.796800   1       1       2
 4643466    216600.000000   207353.600000   19940201   1386.920000   95.000000   229000.000000   5.546800   1       1       2
 4643482    340250.000000   324735.320000   19940201   2094.980000   90.000000   400000.000000   5.171800   1       1       2
 4643490    234800.000000   224325.380000   19940201   1464.850000   72.200000   325000.000000   5.296800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 4643565      GERMANTOWN      MD         20876       1YCMT        3.000000       12.250000        3.000000       360      316
 4643805      BOWIE           MD         20721       1YCMT        3.250000       12.875000        3.250000       360      318
 4643888      ADELPHI         MD         20783       1YCMT        3.000000       12.625000        3.000000       360      317
 4643979      PHOENIX         MD         21131       1YCMT        3.000000       12.625000        3.000000       360      318
 4644019      WASHINGTON      DC         20007       1YCMT        3.000000       12.750000        3.000000       360      316
 4644068      CLARKSVILLE     MD         21029       1YCMT        3.000000       12.625000        3.000000       360      317
 4644282      ROCKVILLE       MD         20852       1YCMT        3.000000       12.750000        3.000000       360      317
 4644332      WOODBRIDGE      VA         22192       1YCMT        3.000000       12.625000        3.000000       360      316
 4644340      MITCHELLVIL     MD         20721       1YCMT        3.000000       12.625000        3.000000       360      317
 4644407      BETHESDA        MD         20816       1YCMT        3.000000       12.625000        3.000000       360      316
 4644431      SILVER SPRI     MD         20910       1YCMT        3.000000       12.625000        3.000000       360      316
 4644662      MARRIOTTSVI     MD         21104       1YCMT        3.000000       12.625000        3.000000       360      317
 4644738      WALDORF         MD         20603       1YCMT        3.250000       13.000000        3.250000       360      317
 4644811      COLUMBIA        MD         21044       1YCMT        3.000000       12.750000        3.000000       360      317
 4644837      GAITHERSBUR     MD         20879       1YCMT        3.250000       12.875000        3.250000       360      318
 4644993      ANNAPOLIS       MD         21401       1YCMT        3.250000       12.750000        3.250000       360      317
 4645073      GRASONVILLE     MD         21638       1YCMT        3.250000       13.000000        3.250000       360      319
 4645156      WASHINGTON      DC         20015       1YCMT        2.750000       12.250000        2.750000       360      317
 4645164      UPPER MARLB     MD         20772       1YCMT        2.750000       12.250000        2.750000       360      317
 4645289      SILVER SPRI     MD         20904       1YCMT        3.250000       13.000000        3.250000       360      317
 4645297      ANNAPOLIS       MD         21401       1YCMT        3.250000       13.000000        3.250000       360      317
 4645487      ARLINGTON       VA         22207       1YCMT        3.000000       12.500000        3.000000       360      318
 4645552      ALEXANDRIA      VA         22314       1YCMT        3.250000       12.750000        3.250000       360      317
 4645560      BETHESDA        MD         20817       1YCMT        3.000000       12.500000        3.000000       360      318
 4645602      ANNANDALE       VA         22003       1YCMT        3.000000       12.625000        3.000000       360      318
 4645636      WASHINGTON      DC         20003       1YCMT        3.250000       12.750000        3.250000       360      318
 4645701      MANASSAS        VA         22111       1YCMT        3.250000       12.750000        3.250000       360      317
 4645784      WASHINGTON      DC         20012       1YCMT        3.250000       12.750000        3.250000       360      319
 4645800      WASHINGTON      DC         20007       1YCMT        3.000000       12.500000        3.000000       360      318
 4645875      RESTON          VA         22094       1YCMT        3.250000       12.750000        3.250000       360      318
 4645917      PHOENIX         MD         21131       1YCMT        3.000000       12.500000        3.000000       360      318
 4645941      SILVER SPRI     MD         20906       1YCMT        3.000000       12.500000        3.000000       360      318
 4645982      SILVER SPRI     MD         20905       1YCMT        3.000000       12.500000        3.000000       360      319
 4646014      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.500000        3.000000       360      319
 4646048      ARNOLD          MD         21012       1YCMT        3.250000       12.750000        3.250000       360      319
 4646121      BETHESDA        MD         20815       1YCMT        3.000000       12.500000        3.000000       360      318
 4646139      OLNEY           MD         20832       1YCMT        3.000000       14.250000        3.000000       360      323
 4646220      WASHINGTON      DC         20010       1YCMT        3.000000       12.625000        3.000000       360      319
 4646238      OWINGS MILL     MD         21117       1YCMT        3.000000       12.625000        3.000000       360      318
 4646303      WASHINGTON      DC         20007       1YCMT        3.000000       12.625000        3.000000       360      319
 4646360      SILVER SPRI     MD         20910       1YCMT        3.250000       12.875000        3.250000       360      319
 4646527      MOUNT AIRY      MD         21771       1YCMT        3.250000       14.000000        3.250000       360      321
 4646568      BETHESDA        MD         20816       1YCMT        3.000000       12.625000        3.000000       360      319
 4646659      ALEXANDRIA      VA         22304       1YCMT        3.250000       13.125000        3.250000       360      319
 4646758      VIENNA          VA         22181       1YCMT        3.000000       12.875000        3.000000       360      319
 4646774      MANAKIN-SAB     VA         23103       1YCMT        3.000000       11.375000        3.000000       360      319
 4646816      ROCKVILLE       MD         20854       1YCMT        3.000000       12.875000        3.000000       360      320
 4646840      WASHINGTON      DC         20015       1YCMT        3.000000       12.875000        3.000000       360      319
 4646998      OWINGS MILL     MD         21117       1YCMT        3.000000       13.000000        3.000000       360      320
 4647087      SILVER SPRI     MD         20906       1YCMT        3.000000       13.125000        3.000000       360      320
 4647616      WEST FRIEND     MD         21794       1YCMT        3.000000       13.500000        3.000000       360      320
 4647897      CROFTON         MD         21114       1YCMT        3.000000       13.875000        3.000000       360      324
 4648465      BETHESDA        MD         20816       1YCMT        2.750000       13.250000        2.750000       360      321
 4648473      CROFTON         MD         21114       1YCMT        3.250000       14.000000        3.250000       360      321
 4648978      VIENNA          VA         22182       1YCMT        3.000000       13.750000        3.000000       360      321
 4649190      CROFTON         MD         21114       1YCMT        2.750000       13.750000        2.750000       360      326
 4649414      MANASSAS        VA         22111       1YCMT        3.250000       14.125000        3.250000       360      322
 4649455      SPRINGFIELD     VA         22153       1YCMT        3.000000       13.750000        3.000000       360      322
 4649463      FALLS CHURC     VA         22046       1YCMT        3.000000       13.375000        3.000000       360      322
 4649729      CROFTON         MD         21114       1YCMT        3.000000       13.875000        3.000000       360      327
 4650040      GERMANTOWN      MD         20876       1YCMT        3.000000       13.750000        3.000000       360      325
 4650305      VIENNA          VA         22182       1YCMT        3.000000       13.750000        3.000000       360      322
 4650404      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.750000        3.000000       360      323
 4650479      POTOMAC         MD         20854       1YCMT        3.000000       13.750000        3.000000       360      323
 4650511      ELLICOTT CI     MD         21042       1YCMT        3.000000       13.500000        3.000000       360      323
 4650552      COLUMBIA        MD         21044       1YCMT        3.000000       13.875000        3.000000       360      326
 4650875      GERMANTOWN      MD         20876       1YCMT        3.250000       14.125000        3.250000       360      323
 4651113      ELLICOTT CI     MD         21042       1YCMT        3.000000       13.375000        3.000000       360      323
 4651360      CROFTON         MD         21114       1YCMT        2.750000       13.625000        2.750000       360      325
 4652517      WOODBRIDGE      VA         22192       1YCMT        2.750000       13.625000        2.750000       360      324
 4652558      ELLICOTT CI     MD         21043       1YCMT        2.750000       13.625000        2.750000       360      324
 4653002      BROOKEVILLE     MD         20833       1YCMT        2.750000       13.375000        2.750000       360      324
 4653044      ELLICOTT CI     MD         21043       1YCMT        3.000000       13.750000        3.000000       360      325
 4653226      FAIRFAX STA     VA         22039       1YCMT        3.000000       13.750000        3.000000       360      324
 4653317      HUNT VALLEY     MD         21030       1YCMT        2.750000       13.750000        2.750000       360      325
 4653341      CENTREVILLE     VA         22020       1YCMT        3.000000       13.750000        3.000000       360      324
 4653697      STEVENSVILL     MD         21666       1YCMT        2.750000       13.625000        2.750000       360      325
 4653929      ANNANDALE       VA         22003       1YCMT        2.750000       13.750000        2.750000       360      325
 4654604      ALEXANDRIA      VA         22309       1YCMT        3.000000       14.000000        3.000000       360      326
 4655403      VIENNA          VA         22182       1YCMT        3.000000       13.625000        3.000000       360      325

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 4643565    247500.000000   235965.760000   19940201   1503.840000   78.600000   315000.000000   5.046800   1       1       1
 4643805    230850.000000   221084.230000   19940401   1440.210000   95.000000   243000.000000   5.296800   1       1       2
 4643888    285000.000000   269143.920000   19940301   1754.790000   75.000000   380000.000000   5.171800   1       1       1
 4643979    524000.000000   501569.350000   19940401   3398.660000   75.800000   691000.000000   5.671800   1       1       1
 4644019    247500.000000   236458.880000   19940201   1544.080000   90.000000   275000.000000   5.296800   1       1       1
 4644068    328000.000000   313747.060000   19940301   2046.300000   80.000000   410000.000000   5.296800   1       1       1
 4644282    231100.000000   221702.610000   19940301   1498.920000   80.000000   290000.000000   5.671800  10       1       2
 4644332    230400.000000   220780.460000   19940201   1494.370000   90.000000   256000.000000   5.671800   1       1       2
 4644340    225000.000000   215850.920000   19940301   1459.350000   90.000000   250000.000000   5.671800   1       1       2
 4644407    277500.000000   265389.840000   19940201   1753.990000   75.000000   370000.000000   5.421800   1       1       1
 4644431    342400.000000   328104.270000   19940201   2220.800000   90.000000   385000.000000   5.671800   1       1       2
 4644662    301950.000000   284692.750000   19940301   1933.420000   71.000000   425000.000000   5.546800   1       1       1
 4644738    250000.000000   239605.980000   19940301   1600.780000   94.700000   275000.000000   5.546800   1       1       2
 4644811    266000.000000   255422.260000   19940301   1747.440000   74.900000   355000.000000   5.796800   1       1       1
 4644837    230850.000000   221297.880000   19940401   1459.130000   95.000000   251000.000000   5.421800   1       1       2
 4644993    245500.000000   233194.810000   19940301   1551.730000   95.000000   272000.000000   5.421800   1       1       2
 4645073    233200.000000   221842.800000   19940501   1551.490000   95.000000   248000.000000   5.921800   1       1       2
 4645156    249300.000000   237360.480000   19940301   1780.050000   90.000000   278000.000000   6.796800   1       1       2
 4645164    220500.000000   209829.740000   19940301   1521.190000   90.000000   245000.000000   6.421800   1       1       2
 4645289    225600.000000   216628.820000   19940301   1482.040000   95.000000   238000.000000   5.796800   1       1       2
 4645297    249750.000000   240165.300000   19940301   1682.620000   95.000000   263000.000000   6.046800  10       1       2
 4645487    281250.000000   269612.090000   19940401   1777.700000   75.000000   375000.000000   5.421800   1       1       1
 4645552    236550.000000   225732.690000   19940301   1437.310000   95.000000   250000.000000   5.046800   5       1       2
 4645560    225700.000000   213715.150000   19940401   1445.190000   89.700000   251500.000000   5.546800  10       1       1
 4645602    243000.000000   233165.660000   19940401   1555.960000   90.000000   270000.000000   5.546800   1       1       1
 4645636    228000.000000   219175.690000   19940401   1497.800000   89.100000   256000.000000   5.796800  10       1       2
 4645701    221250.000000   212127.340000   19940301   1435.030000   95.000000   234000.000000   5.671800   1       1       2
 4645784    232750.000000   223987.380000   19940501   1529.010000   95.000000   245000.000000   5.796800   1       1       2
 4645800    292750.000000   238260.180000   19940401   1874.520000   61.500000   475900.000000   5.546800   1       1       1
 4645875    232900.000000   223162.440000   19940401   1529.990000   95.000000   246000.000000   5.796800   1       1       2
 4645917    319200.000000   306281.700000   19940401   2043.880000   72.500000   440000.000000   5.546800   1       1       1
 4645941    228000.000000   218565.630000   19940401   1441.120000   78.900000   289000.000000   5.421800   5       1       1
 4645982    324750.000000   311964.500000   19940501   2079.410000   75.000000   433000.000000   5.546800   1       1       1
 4646014    235000.000000   225539.500000   19940501   1485.370000   71.200000   330000.000000   5.421800   1       1       1
 4646048    219700.000000   210250.410000   19940501   1334.930000   95.000000   231400.000000   5.046800   1       1       2
 4646121    266000.000000   255234.890000   19940401   1703.230000   63.700000   417500.000000   5.546800   1       1       1
 4646139    246500.000000   238967.910000   19940901   1702.520000   88.000000   280000.000000   6.296800   1       1       2
 4646220    248000.000000   230809.160000   19940501   1608.530000   77.500000   320000.000000   5.671800   1       1       1
 4646238    410000.000000   393772.650000   19940401   2659.260000   69.500000   590000.000000   5.671800   1       1       1
 4646303    350000.000000   313014.960000   19940501   2241.090000   72.900000   480000.000000   5.546800  10       1       2
 4646360    223250.000000   214198.960000   19940501   1448.000000   95.000000   250000.000000   5.671800   1       1       2
 4646527    232000.000000   225374.580000   19940701   1722.600000   94.000000   247000.000000   7.046800   1       1       2
 4646568    300000.000000   288188.620000   19940501   1920.940000   80.000000   375000.000000   5.546800   1       1       1
 4646659    284000.000000   273065.780000   19940501   1842.020000   91.000000   312000.000000   5.671800  10       1       2
 4646758    650000.000000   625529.560000   19940501   4270.040000   79.800000   815000.000000   5.796800   1       1       1
 4646774    244150.000000   235118.930000   19940501   1859.750000   95.000000   257000.000000   7.421800   1       1       2
 4646816    254000.000000   244704.390000   19940601   1668.600000   84.700000   300000.000000   5.796800   1       1       1
 4646840    294750.000000   283401.660000   19940501   1911.750000   85.400000   345000.000000   5.671800   1       1       1
 4646998    300000.000000   289267.680000   19940601   1995.910000   47.100000   637000.000000   5.921800   1       1       1
 4647087    256000.000000   247246.750000   19940601   1746.380000   78.800000   325000.000000   6.171800   1       1       1
 4647616    355750.000000   195416.150000   19940601   2277.910000   41.900000   850000.000000   5.546800   1       1       1
 4647897    261350.000000   254299.130000   19941001   1894.970000   95.000000   275500.000000   6.796800   1       1       2
 4648465    432000.000000   346428.160000   19940701   2588.440000   80.000000   545000.000000   6.796800   1       1       2
 4648473    232650.000000   224923.230000   19940701   1587.090000   95.000000   245000.000000   6.171800   1       1       2
 4648978    242500.000000   233888.070000   19940701   1654.280000   80.000000   305000.000000   6.171800  10       1       2
 4649190    244400.000000   236928.870000   19941201   1626.000000   90.000000   272000.000000   5.921800   1       1       2
 4649414    266500.000000   257908.810000   19940801   1818.010000   95.000000   281000.000000   6.171800   1       1       2
 4649455    276300.000000   264331.960000   19940801   1884.860000   90.000000   307000.000000   6.171800   1       1       2
 4649463    318750.000000   308707.950000   19940801   2201.530000   75.000000   430000.000000   6.296800  10       1       2
 4649729    230000.000000   224113.320000   19950101   1627.930000   94.500000   246000.000000   6.546800   1       1       2
 4650040    259200.000000   252190.970000   19941101   1879.380000   95.000000   273000.000000   6.796800   1       1       2
 4650305    330000.000000   319115.870000   19940801   2223.280000   75.000000   440000.000000   6.046800   1       1       2
 4650404    320000.000000   309994.500000   19940901   2182.970000   80.000000   400000.000000   6.171800   1       1       2
 4650479    500000.000000   484722.200000   19940901   3453.380000   58.800000   860000.000000   6.296800   1       1       2
 4650511    231800.000000   224384.310000   19940901   1807.880000   95.000000   252000.000000   7.671800   1       1       2
 4650552    255250.000000   248002.180000   19941201   1741.260000   95.000000   269000.000000   6.171800   1       1       2
 4650875    229900.000000   222711.590000   19940901   1568.330000   95.000000   243000.000000   6.171800   1       1       2
 4651113    400000.000000   387493.180000   19940901   3122.050000   89.900000   447000.000000   7.671800   1       1       2
 4651360    218600.000000   211882.820000   19941101   1454.360000   95.000000   233000.000000   5.921800   1       1       2
 4652517    223250.000000   215667.820000   19941001   1429.500000   95.000000   236000.000000   5.546800   1       1       2
 4652558    289150.000000   279765.010000   19941001   1899.510000   95.000000   305000.000000   5.796800  10       1       2
 4653002    314250.000000   305082.680000   19941001   2197.290000   90.000000   354000.000000   6.421800   1       1       2
 4653044    238000.000000   230567.280000   19941101   1583.420000   94.900000   253000.000000   5.921800   1       1       2
 4653226    300000.000000   290262.700000   19941001   1970.790000   93.800000   322000.000000   5.796800   1       1       2
 4653317    231200.000000   223386.570000   19941101   1577.200000   78.400000   300000.000000   6.171800   1       1       2
 4653341    247000.000000   239340.870000   19941001   1664.090000   95.000000   269000.000000   6.046800   1       1       2
 4653697    218500.000000   211608.930000   19941101   1435.390000   95.000000   240000.000000   5.796800   1       1       2
 4653929    246000.000000   238085.650000   19941101   1616.050000   95.000000   260000.000000   5.796800   1       1       2
 4654604    238000.000000   231398.250000   19941201   1643.810000   92.200000   260000.000000   6.296800   1       1       2
 4655403    380700.000000   368630.720000   19941101   2500.930000   90.000000   430000.000000   5.796800   1       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 4656088      GERMANTOWN      MD         20876       1YCMT        3.000000       13.875000        3.000000       360      326
 4656120      BOWIE           MD         20720       1YCMT        3.000000       13.875000        3.000000       360      327
 4656682      ELLICOTT CI     MD         21042       1YCMT        2.750000       13.750000        2.750000       360      326
 4656872      GERMANTOWN      MD         20874       1YCMT        3.000000       14.000000        3.000000       360      326
 4656922      REISTERSTOW     MD         21136       1YCMT        3.000000       14.375000        3.000000       360      326
 4656930      BALTIMORE       MD         21210       1YCMT        2.750000       13.875000        2.750000       360      326
 4657110      BETHESDA        MD         20817       1YCMT        2.750000       13.750000        2.750000       360      326
 4657144      ALEXANDRIA      VA         22315       1YCMT        3.000000       14.500000        3.000000       360      326
 4657441      FALLSTON        MD         21047       1YCMT        2.750000       14.125000        2.750000       360      327
 4657607      GREAT FALLS     VA         22066       1YCMT        2.750000       13.875000        2.750000       360      327
 4657755      SILVER SPRI     MD         20906       1YCMT        3.000000       14.000000        3.000000       360      327
 4657888      CHELTENHAM      MD         20623       1YCMT        3.000000       14.625000        3.000000       360      326
 4658183      BURKE           VA         22015       1YCMT        2.750000       14.125000        2.750000       360      327
 4658449      LEESBURG        VA         22075       1YCMT        2.750000       14.125000        2.750000       360      328
 4658951      GAINESVILLE     VA         22065       1YCMT        3.000000       15.125000        3.000000       360      328
 4659041      ELLICOTT CI     MD         21043       1YCMT        2.750000       14.625000        2.750000       360      330
 4659173      POTOMAC         MD         20854       1YCMT        2.750000       14.250000        2.750000       360      332
 4871620      POTOMAC         MD         20854       1YCMT        3.000000       12.625000        3.000000       360      301
 4871638      MCLEAN          VA         22101       1YCMT        3.000000       12.500000        3.000000       360      300
 4877197      RICHMOND        VA         23233       1YCMT        3.000000       12.500000        3.000000       360      311
 4877361      CUMBERLAND      VA         23040       1YCMT        3.000000       12.625000        3.000000       360      312
 5053715      ADDISON         TX         75240       1YCMT        3.625000       15.750000        3.625000       360      199
 5059191      DENTON          TX         76025       1YCMT        3.000000       15.750000        3.000000       360      200
 5084751      ARLINGTON       VA         22202       1YCMT        2.625000       14.875000        2.625000       360      210
 5095401      DALLAS          TX         75209       1YCMT        3.500000       15.000000        3.500000       360      216
 5095690      WASHINGTON      DC         20016       1YCMT        2.750000       14.875000        2.750000       360      216
 5096763      MARIETTA        GA         30067       1YCMT        2.750000       14.875000        2.750000       360      216
 531905       WASHINGTON,     DC         20007       1YCMT        2.750000       14.875000        2.750000       360      218
 565895       BOCA RATON      FL         33432       1YCMT        3.000000       14.875000        3.000000       360      222
 571463       SANIBEL         FL         33957       1YCMT        3.000000       14.875000        3.000000       360      220
 5900162      CHARLOTTE       NC         28227       1YCMT        2.875000       12.125000        2.875000       360      349
 5900170      CHARLOTTE       NC         28207       1YCMT        2.875000       12.125000        2.875000       360      349
 5900204      HIGHLAND        MD         20777       1YCMT        2.875000       12.125000        2.875000       360      349
 5900220      WASHINGTON      DC         20015       1YCMT        2.875000       12.125000        2.875000       360      349
 5900584      CROFTON         MD         21114       1YCMT        2.875000       12.375000        2.875000       360      349
 5900592      ANNAPOLIS       MD         21401       1YCMT        2.875000       12.375000        2.875000       360      349
 5900634      BETHESDA        MD         20814       1YCMT        2.875000       12.375000        2.875000       360      349
 5900659      SEVERNA PAR     MD         21146       1YCMT        2.875000       12.375000        2.875000       360      349
 5900782      POTOMAC         MD         20854       1YCMT        2.875000       12.375000        2.875000       360      349
 5900808      BETHESDA        MD         20814       1YCMT        2.875000       12.250000        2.875000       360      349
 5900816      WASHINGTON      DC         20016       1YCMT        2.875000       12.375000        2.875000       360      349
 5900857      BETHESDA        MD         20814       1YCMT        2.875000       13.875000        2.875000       360      348
 5901020      ATLANTA         GA         30326       1YCMT        2.875000       12.250000        2.875000       360      349
 5901046      POTOMAC         MD         20854       1YCMT        2.875000       12.375000        2.875000       360      349
 5901087      FALLS CHURC     VA         22042       1YCMT        2.875000       12.375000        2.875000       360      349
 5901327      CHANTILLY       VA         22021       1YCMT        2.875000       12.375000        2.875000       360      349
 5901384      ALEXANDRIA      VA         22314       1YCMT        2.875000       12.375000        2.875000       360      349
 5901467      LAUREL          MD         20723       1YCMT        2.875000       12.375000        2.875000       360      350
 5901574      POTOMAC         MD         20854       1YCMT        2.875000       12.375000        2.875000       360      349
 5901608      WINSTON-SAL     NC         27104       1YCMT        2.875000       12.375000        2.875000       360      348
 5901665      MCLEAN          VA         22101       1YCMT        2.875000       12.375000        2.875000       360      349
 5901780      FAIRFAX STA     VA         22039       1YCMT        2.875000       12.375000        2.875000       360      349
 5901939      ANNAPOLIS       MD         21401       1YCMT        2.875000       12.375000        2.875000       360      349
 5901996      CATONSVILLE     MD         21228       1YCMT        2.875000       12.375000        2.875000       360      350
 5902044      WILMINGTON      NC         28405       1YCMT        2.875000       12.250000        2.875000       360      349
 5902085      BETHESDA        MD         20816       1YCMT        2.875000       12.375000        2.875000       360      349
 5902093      BROOKEVILLE     MD         20833       1YCMT        2.875000       12.375000        2.875000       360      349
 5902192      WASHINGTON      DC         20007       1YCMT        3.000000       12.375000        3.000000       360      349
 5902358      WASHINGTONN     DC         20016       1YCMT        3.000000       12.375000        3.000000       360      349
 5902366      WEST CHESTE     PA         19380       1YCMT        3.000000       12.250000        3.000000       360      351
 5902416      ALEXANDRIA      VA         22307       1YCMT        3.000000       12.375000        3.000000       360      349
 5902424      MIDDLEBURG      VA         22117       1YCMT        3.000000       13.750000        3.000000       360      349
 5902531      GREENSBORO      NC         27405       1YCMT        3.000000       12.250000        3.000000       360      352
 5902606      FALLSTON        MD         21047       1YCMT        3.000000       12.500000        3.000000       360      351
 5902614      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.375000        3.000000       360      350
 5902770      FAIRFAX         VA         22032       1YCMT        3.000000       12.500000        3.000000       360      350
 5902838      ANNAPOLIS       MD         21403       1YCMT        3.000000       13.750000        3.000000       360      350
 5902937      ALEXANDRIA      VA         22309       1YCMT        3.000000       12.500000        3.000000       360      350
 5903372      GLEN ECHO       MD         20812       1YCMT        3.000000       12.500000        3.000000       360      350
 5903422      OAKTON          VA         22124       1YCMT        3.000000       12.500000        3.000000       360      349
 5903588      WASHINGTON      DC         20016       1YCMT        3.000000       12.625000        3.000000       360      350
 5903604      ALEXANDRIA      VA         22309       1YCMT        3.000000       12.625000        3.000000       360      350
 5903760      OAKTON          VA         22124       1YCMT        3.000000       12.625000        3.000000       360      351
 5903901      SILVER SPRI     MD         20904       1YCMT        3.000000       12.125000        3.000000       360      352
 5903919      MCLEAN          VA         22101       1YCMT        3.000000       12.625000        3.000000       360      349
 5903950      POTOMAC         MD         20854       1YCMT        3.000000       12.625000        3.000000       360      349
 5903976      PHOENIX         MD         21131       1YCMT        3.000000       12.125000        3.000000       360      352
 5904230      HERNDON         VA         20171       1YCMT        3.000000       12.750000        3.000000       360      350
 5904248      LANHAM          MD         20706       1YCMT        3.000000       12.750000        3.000000       360      350
 5904255      OLNEY           MD         20832       1YCMT        3.000000       12.750000        3.000000       360      349

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 4656088    215900.000000   209769.620000   19941201   1472.820000   86.400000   250000.000000   6.171800   1       1       2
 4656120    295000.000000   286519.600000   19950101   1962.650000   91.300000   323500.000000   5.921800   1       1       2
 4656682    323000.000000   310244.730000   19941201   2286.180000   43.100000   750000.000000   6.546800   1       1       1
 4656872    231300.000000   224882.570000   19941201   1597.540000   90.000000   257000.000000   6.296800   1       1       2
 4656922    218800.000000   212730.810000   19941201   1511.200000   94.900000   237000.000000   6.296800   1       1       2
 4656930    400000.000000   383452.600000   19941201   2831.180000   88.900000   450000.000000   6.546800   1       1       2
 4657110    241650.000000   235250.840000   19941201   1710.390000   90.000000   270000.000000   6.546800   1       1       2
 4657144    319500.000000   312503.030000   19941201   2485.040000   90.000000   356000.000000   7.546800   1       1       2
 4657441    251650.000000   245056.600000   19950101   1759.580000   95.000000   275000.000000   6.421800   1       1       2
 4657607    230000.000000   223831.600000   19950101   1588.560000   74.200000   311000.000000   6.296800   1       1       2
 4657755    227900.000000   222465.630000   19950101   1672.250000   95.000000   245000.000000   6.921800   1       1       2
 4657888    220000.000000   214823.100000   19941201   1652.790000   95.000000   232000.000000   7.171800   1       1       2
 4658183    239800.000000   233369.000000   19950101   1656.240000   94.000000   255000.000000   6.296800   1       1       2
 4658449    217000.000000   211841.050000   19950201   1573.410000   94.900000   229000.000000   6.796800   1       1       2
 4658951    391500.000000   379720.280000   19950201   2567.430000   85.100000   460000.000000   5.796800   1       1       2
 4659041    270000.000000   264507.330000   19950401   2076.070000   89.400000   307500.000000   7.421800   1       1       2
 4659173    363200.000000   355665.110000   19950601   2602.010000   80.000000   470000.000000   6.671800   1       1       2
 4871620    500000.000000   470620.240000   19921101   3206.190000   52.600000   950000.000000   5.546800   1       2       1
 4871638    280000.000000   246968.570000   19921001   1762.040000   58.300000   480000.000000   5.421800   1       1       1
 4877197    256000.000000   243074.830000   19930901   1597.110000   80.000000   329000.000000   5.296800   1       1       2
 4877361    360000.000000   342635.950000   19931001   2275.450000   60.000000   600000.000000   5.421800   1       1       2
 5053715    225000.000000   206665.930000   19840501   2046.070000   84.600000   266000.000000   8.296800   1       1       2
 5059191    396000.000000   378218.970000   19840601   3583.870000   80.000000   495000.000000   7.671800   1       1       2
 5084751    224000.000000   188163.350000   19850401   1692.290000   90.000000   248889.000000   7.171800  10       1       2
 5095401    834400.000000   793741.870000   19851001   7670.370000   80.000000  1043000.000000   8.421800   1       1       2
 5095690    250200.000000   213933.040000   19851001   1966.350000  100.000000   278000.000000   7.671800   1       1       2
 5096763    222000.000000   189820.760000   19851001   1744.720000   77.900000   285000.000000   7.671800   1       1       2
 531905     229500.000000   196672.080000   19851201   1800.920000   89.000000   258000.000000   7.671800  10       1       2
 565895     500000.000000    73703.310000   19860401    664.230000   80.000000   625000.000000   7.546800   5       1       1
 571463     260000.000000   221994.140000   19860201   1990.850000   78.300000   332000.000000   7.421800   5       2       2
 5900162    469600.000000   464472.460000   19961101   2703.280000   80.000000   587000.000000   4.546800   1       1       2
 5900170    750000.000000   741810.810000   19961101   4317.420000   66.200000  1160000.000000   4.546800   1       1       2
 5900204    290000.000000   261205.550000   19961101   1762.080000   53.200000   545000.000000   5.046800   1       1       1
 5900220    298000.000000   295036.160000   19961101   1810.680000   80.000000   380000.000000   5.046800   1       1       2
 5900584    229200.000000   226957.810000   19961101   1429.910000   83.300000   275000.000000   5.296800   1       1       1
 5900592    287600.000000   284871.660000   19961101   1794.250000   88.500000   325000.000000   5.296800   1       1       1
 5900634    336000.000000   332812.440000   19961101   2096.210000   75.000000   448000.000000   5.296800  10       1       1
 5900659    294000.000000   291210.920000   19961101   1834.180000   83.100000   354000.000000   5.296800   1       1       1
 5900782    290000.000000   287248.820000   19961101   1809.230000   79.000000   367000.000000   5.296800   1       1       1
 5900808    380000.000000   376308.680000   19961101   2339.730000   79.200000   480000.000000   5.171800   1       1       1
 5900816    268000.000000   265457.510000   19961101   1671.980000   80.000000   335000.000000   5.296800   1       1       1
 5900857    245100.000000   243182.430000   19961001   1777.150000   95.000000   261000.000000   6.796800   1       1       2
 5901020    287400.000000   284441.540000   19961101   1746.280000   85.800000   335000.000000   5.046800   5       1       1
 5901046    254000.000000   251590.440000   19961101   1584.630000   59.600000   426000.000000   5.296800   1       1       1
 5901087    229600.000000   227421.810000   19961101   1432.410000   70.600000   325000.000000   5.296800   1       1       1
 5901327    265000.000000   261169.180000   19961101   1653.260000   77.900000   340000.000000   5.296800   1       1       1
 5901384    391500.000000   387249.200000   19961101   2442.460000   89.000000   440000.000000   5.296800  10       1       1
 5901467    264000.000000   259967.830000   19961201   1647.020000   80.000000   330000.000000   5.296800   1       1       1
 5901574    392000.000000   388281.150000   19961101   2445.580000   74.000000   530000.000000   5.296800   1       1       1
 5901608    280000.000000   277070.250000   19961001   1746.840000   80.000000   350000.000000   5.296800   1       1       3
 5901665    313000.000000   309855.570000   19961101   1952.720000   89.900000   348000.000000   5.296800   1       1       1
 5901780    237500.000000   235246.840000   19961101   1481.700000   76.900000   309000.000000   5.296800   1       1       1
 5901939    368700.000000   365202.280000   19961101   2300.210000   88.800000   415000.000000   5.296800   1       1       1
 5901996    242800.000000   240732.500000   19961201   1514.760000   90.000000   269800.000000   5.296800   1       1       1
 5902044    300200.000000   297285.380000   19961101   1848.390000   80.000000   376000.000000   5.171800   1       1       2
 5902085    292000.000000   289229.820000   19961101   1821.710000   80.000000   365000.000000   5.296800   1       1       3
 5902093    282600.000000   279919.060000   19961101   1763.060000   90.000000   314000.000000   5.296800   1       1       1
 5902192    234000.000000   231780.100000   19961101   1459.860000   78.000000   300000.000000   5.296800  10       1       1
 5902358    280000.000000   277343.700000   19961101   1746.840000   80.000000   350000.000000   5.296800   1       1       1
 5902366    658000.000000   652913.290000   19970101   4051.420000   65.800000  1000000.000000   5.171800   1       1       1
 5902416    249000.000000   246215.120000   19961101   1553.440000   73.200000   340000.000000   5.296800   1       1       1
 5902424    388000.000000   385180.550000   19961101   2779.680000   80.000000   503000.000000   6.671800   1       1       2
 5902531    328500.000000   326283.690000   19970201   2022.640000   88.200000   412000.000000   5.171800   1       1       2
 5902606    331200.000000   328758.820000   19970101   2093.410000   80.000000   414000.000000   5.421800   1       1       1
 5902614    388000.000000   381680.350000   19961201   2420.620000   80.000000   485000.000000   5.296800   1       1       1
 5902770    272250.000000   269986.290000   19961201   1720.810000   75.000000   363000.000000   5.421800   1       1       3
 5902838    351200.000000   348794.630000   19961201   2455.650000   80.000000   440000.000000   6.421800   1       1       2
 5902937    222500.000000   220649.900000   19961201   1406.360000   76.700000   290000.000000   5.421800   1       1       1
 5903372    236150.000000   234186.490000   19961201   1492.630000   48.800000   484000.000000   5.421800   1       1       1
 5903422    304000.000000   299607.960000   19961101   1921.490000   77.000000   395000.000000   5.421800   1       1       1
 5903588    314500.000000   311946.830000   19961201   2013.780000   66.200000   475000.000000   5.546800  10       1       1
 5903604    240000.000000   238051.610000   19961201   1536.750000   80.000000   300000.000000   5.546800   1       1       1
 5903760    360000.000000   352300.050000   19970101   2305.120000   76.600000   475000.000000   5.546800   1       1       2
 5903901    260000.000000   258205.050000   19970201   1579.790000   73.200000   355000.000000   5.046800   1       1       1
 5903919    240000.000000   237829.100000   19961101   1536.750000   76.200000   315000.000000   5.546800   1       1       1
 5903950    682500.000000   634032.240000   19961101   4370.130000   75.000000   915000.000000   5.546800   1       1       2
 5903976    742700.000000   737568.890000   19970201   4512.730000   65.700000  1130000.000000   5.046800  10       1       1
 5904230    228500.000000   226688.990000   19961201   1482.050000   78.800000   290000.000000   5.671800   1       1       1
 5904248    243800.000000   241867.690000   19961201   1581.290000   86.800000   281000.000000   5.671800   1       1       1
 5904255    265500.000000   262687.300000   19961101   1722.030000   84.800000   313000.000000   5.671800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 5904339      GLEN DALE       MD         20769       1YCMT        3.000000       12.625000        3.000000       360      350
 5904388      CLIFTON         VA         22024       1YCMT        3.000000       12.500000        3.000000       360      350
 5904412      ALEXANDRIA      VA         22032       1YCMT        3.000000       12.750000        3.000000       360      350
 5904750      WINSTON SAL     NC         27104       1YCMT        3.000000       12.625000        3.000000       360      350
 5904768      GERMANTOWN      MD         20874       1YCMT        3.000000       12.625000        3.000000       360      349
 5904776      BETHESDA        MD         20816       1YCMT        3.000000       12.625000        3.000000       360      350
 5904784      CROFTON         MD         21114       1YCMT        3.000000       12.625000        3.000000       360      350
 5904792      SUMMERFIELD     NC         27358       1YCMT        2.875000       12.375000        2.875000       360      350
 5905104      NEWTOWN         PA         18940       1YCMT        3.000000       12.625000        3.000000       360      351
 5905161      WYCKOFF         NJ         7481        1YCMT        3.000000       12.625000        3.000000       360      351
 5905278      WASHINGTON      DC         20009       1YCMT        3.000000       13.000000        3.000000       360      349
 5905286      BOWIE           MD         20721       1YCMT        3.000000       13.875000        3.000000       360      354
 5905500      MCLEAN          VA         22102       1YCMT        3.000000       12.500000        3.000000       360      350
 5905583      DERWOOD         MD         20855       1YCMT        3.000000       12.625000        3.000000       360      349
 5905591      KENSINGTON      MD         20895       1YCMT        3.000000       13.625000        3.000000       360      350
 5905609      BETHESDA        MD         20814       1YCMT        3.000000       12.500000        3.000000       360      350
 5905617      PHOENIX         MD         21131       1YCMT        3.000000       13.625000        3.000000       360      351
 5905757      CHARLOTTE       NC         28211       1YCMT        3.000000       12.375000        3.000000       360      351
 5905773      WASHINGTON      DC         20008       1YCMT        3.000000       12.500000        3.000000       360      350
 5905930      ANNANDALE       VA         22003       1YCMT        3.000000       12.500000        3.000000       360      350
 5905997      BETHESDA        MD         20817       1YCMT        3.000000       12.625000        3.000000       360      350
 5906037      BOWIE           MD         20721       1YCMT        3.000000       12.625000        3.000000       360      350
 5906045      GAITHERSBUR     MD         20879       1YCMT        3.000000       12.625000        3.000000       360      350
 5906086      BROAD RUN       VA         20137       1YCMT        3.000000       12.625000        3.000000       360      350
 5906151      CARY            NC         27513       1YCMT        2.875000       12.500000        2.875000       360      350
 5906524      ANNAPOLIS       MD         21403       1YCMT        3.000000       12.625000        3.000000       360      350
 5906730      ROCKVILLE       MD         20854       1YCMT        3.000000       13.625000        3.000000       360      350
 5906789      FAIRFAX         VA         22033       1YCMT        3.000000       12.625000        3.000000       360      351
 5907027      GAITHERSBUR     MD         20882       1YCMT        3.000000       12.250000        3.000000       360      350
 5907100      WASHINGTON      DC         20007       1YCMT        3.000000       12.625000        3.000000       360      350
 5907191      OAKTON          VA         22124       1YCMT        3.000000       12.500000        3.000000       360      350
 5907316      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.500000        3.000000       360      350
 5907365      VIENNA          VA         22182       1YCMT        3.000000       12.250000        3.000000       360      350
 5907415      BETHESDA        MD         20817       1YCMT        3.000000       12.375000        3.000000       360      350
 5907456      OAK RIDGE       NC         27310       1YCMT        3.000000       12.125000        3.000000       360      358
 5907472      UPPER SADDL     NJ         7458        1YCMT        3.000000       13.375000        3.000000       360      350
 5907605      POTOMAC         MD         20854       1YCMT        3.000000       14.250000        3.000000       360      349
 5907654      LUTHERVILLE     MD         21093       1YCMT        3.000000       12.250000        3.000000       360      351
 5907712      CLIFTON         VA         22024       1YCMT        3.000000       12.375000        3.000000       360      350
 5907746      ELLICOTT CI     MD         21043       1YCMT        3.000000       12.250000        3.000000       360      351
 5907951      ALEXANDRIA      VA         22314       1YCMT        3.000000       12.375000        3.000000       360      351
 5908066      ARLINGTON       VA         22207       1YCMT        3.000000       13.625000        3.000000       360      350
 5908132      DERWOOD         MD         20855       1YCMT        3.000000       12.250000        3.000000       360      350
 5908140      WILMINGTON      NC         28409       1YCMT        3.000000       14.125000        3.000000       360      350
 5908314      PHOENIX         MD         21131       1YCMT        3.000000       12.375000        3.000000       360      352
 5908405      BETHESDA        MD         20817       1YCMT        3.000000       12.500000        3.000000       360      351
 5908488      OAKTON          VA         22124       1YCMT        3.000000       12.250000        3.000000       360      352
 5908504      BETHESDA        MD         20817       1YCMT        3.000000       12.500000        3.000000       360      351
 5908553      RESTON          VA         20194       1YCMT        3.000000       12.375000        3.000000       360      350
 5908587      RESTON          VA         20191       1YCMT        3.000000       12.375000        3.000000       360      351
 5908751      FALLS CHURC     VA         22043       1YCMT        3.000000       12.375000        3.000000       360      350
 5908793      MITCHELLVIL     MD         20721       1YCMT        3.000000       13.500000        3.000000       360      350
 5908983      ELLICOTT CI     MD         21042       1YCMT        3.000000       12.250000        3.000000       360      351
 5909015      WASHINGTON      DC         20015       1YCMT        3.000000       12.375000        3.000000       360      352
 5909056      CENTREVILLE     VA         20121       1YCMT        3.000000       12.375000        3.000000       360      355
 5909148      GAITHERSBUR     MD         20879       1YCMT        3.000000       12.250000        3.000000       360      351
 5909247      ASHBURN         VA         22011       1YCMT        3.000000       12.250000        3.000000       360      352
 5909296      DAVIDSON        NC         28036       1YCMT        3.000000       13.375000        3.000000       360      350
 5909304      POTOMAC         MD         20850       1YCMT        3.000000       12.250000        3.000000       360      351
 5909486      WASHINGTON      DC         20016       1YCMT        3.000000       12.250000        3.000000       360      351
 5909502      WASHINGTON      DC         20009       1YCMT        3.000000       12.250000        3.000000       360      351
 5909551      WASHINGTON      DC         20016       1YCMT        3.000000       12.250000        3.000000       360      352
 5909700      ROCKVILLE       MD         20853       1YCMT        3.000000       12.250000        3.000000       360      351
 5909817      GREENSBORO      NC         27408       1YCMT        3.000000       12.125000        3.000000       360      351
 5909957      HERNDON         VA         22070       1YCMT        3.000000       12.250000        3.000000       360      351
 5909981      KENSINGTON      MD         20895       1YCMT        3.000000       13.375000        3.000000       360      351
 5910005      SILVER SPRI     MD         20906       1YCMT        3.000000       12.250000        3.000000       360      351
 5910013      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      350
 5910070      HERNDON         VA         22071       1YCMT        3.000000       12.250000        3.000000       360      352
 5910120      RIDGEWOOD       NJ         7450        1YCMT        3.000000       12.125000        3.000000       360      351
 5910377      ELDERSBURG      MD         21784       1YCMT        3.000000       12.250000        3.000000       360      351
 5910534      OAKTON          VA         22124       1YCMT        3.000000       12.250000        3.000000       360      351
 5910567      POTOMAC         MD         20854       1YCMT        3.000000       13.375000        3.000000       360      350
 5910625      FALLS CHURC     VA         22044       1YCMT        3.000000       12.250000        3.000000       360      351
 5910641      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      351
 5910807      MILLERSVILL     MD         21108       1YCMT        3.000000       12.375000        3.000000       360      351
 5910872      BOWIE           MD         20721       1YCMT        3.000000       12.375000        3.000000       360      351
 5911011      ARNOLD          MD         21012       1YCMT        3.000000       12.250000        3.000000       360      352
 5911169      MIDDLETOWN      NJ         7748        1YCMT        3.000000       14.125000        3.000000       360      353
 5911185      ROCKVILLE       MD         20853       1YCMT        3.000000       12.250000        3.000000       360      351

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 5904339    278000.000000   275743.120000   19961201   1780.070000   80.000000   347500.000000   5.546800   1       1       1
 5904388    251200.000000   249112.630000   19961201   1587.760000   89.700000   280000.000000   5.421800   1       1       1
 5904412    269500.000000   267364.020000   19961201   1747.980000   79.500000   339000.000000   5.671800   1       1       1
 5904750    232400.000000   230421.000000   19961201   1449.880000   80.000000   290500.000000   5.296800   1       1       1
 5904768    238600.000000   236441.720000   19961101   1527.790000   80.000000   300000.000000   5.546800   1       1       2
 5904776    270000.000000   267809.490000   19961201   1728.840000   73.800000   366000.000000   5.546800   1       1       1
 5904784    218500.000000   215708.310000   19961201   1399.080000   72.800000   300000.000000   5.546800   1       1       1
 5904792    325000.000000   322029.210000   19961201   1948.540000   72.200000   450000.000000   4.921800   1       1       1
 5905104    391000.000000   388050.340000   19970101   2439.340000   55.900000   700000.000000   5.296800   1       1       1
 5905161    490000.000000   486388.300000   19970101   3097.140000   65.300000   750000.000000   5.421800   1       1       1
 5905278    228000.000000   226081.260000   19961101   1516.890000   95.000000   251000.000000   5.921800  10       1       2
 5905286    292450.000000   291404.530000   19970401   2095.150000   90.000000   325000.000000   6.671800   1       1       1
 5905500    465000.000000   461136.030000   19961201   2939.120000   71.500000   650000.000000   5.421800   1       1       1
 5905583    241000.000000   237534.100000   19961101   1503.530000   62.800000   384000.000000   5.296800   1       1       1
 5905591    520000.000000   514815.940000   19961201   3635.920000   80.000000   650000.000000   6.421800   1       1       2
 5905609    400000.000000   396375.250000   19961201   2528.280000   84.200000   475000.000000   5.421800   1       1       1
 5905617    457600.000000   454890.690000   19970101   3238.870000   80.000000   600000.000000   6.546800   1       1       2
 5905757    273750.000000   271583.070000   19970101   1663.330000   75.000000   365000.000000   5.046800   1       1       2
 5905773    324000.000000   321251.580000   19961201   2047.910000   75.300000   430000.000000   5.421800  10       1       1
 5905930    237000.000000   234516.940000   19961201   1498.010000   89.800000   264000.000000   5.421800   1       1       1
 5905997    293300.000000   290823.420000   19961201   1878.040000   71.500000   410000.000000   5.546800   1       1       1
 5906037    254400.000000   251757.370000   19961201   1607.990000   80.000000   318000.000000   5.421800   1       1       3
 5906045    450000.000000   446683.140000   19961201   2844.310000   79.600000   565000.000000   5.421800   1       1       1
 5906086    247000.000000   244994.800000   19961201   1581.570000   85.200000   290000.000000   5.546800   1       1       1
 5906151    360000.000000   357006.680000   19961201   2275.450000   68.600000   525000.000000   5.421800   1       1       1
 5906524    292950.000000   290571.710000   19961201   1875.800000   73.200000   400000.000000   5.546800   1       1       1
 5906730    288000.000000   286075.560000   19961201   2038.450000   69.400000   415000.000000   6.546800   1       1       3
 5906789    260000.000000   258134.290000   19970101   1664.810000   83.900000   310000.000000   5.546800   1       1       1
 5907027    263000.000000   260706.690000   19961201   1619.340000   74.100000   355000.000000   5.171800   1       1       1
 5907100    865000.000000   857982.250000   19961201   5538.690000   45.500000  1900000.000000   5.546800   1       1       1
 5907191    301000.000000   298402.230000   19961201   1902.530000   73.400000   410000.000000   5.421800   1       1       1
 5907316    235500.000000   233476.660000   19961201   1488.530000   76.700000   307000.000000   5.421800   1       1       1
 5907365    359500.000000   355897.970000   19961201   2184.360000   75.700000   475000.000000   5.046800   1       1       1
 5907415    475000.000000   470955.240000   19961201   2963.390000   67.900000   700000.000000   5.296800   1       1       1
 5907456    235800.000000   235570.810000   19970801   1432.750000   90.000000   262000.000000   5.046800   1       1       2
 5907472    596000.000000   590928.110000   19961201   3718.260000   80.000000   745000.000000   5.296800   1       1       3
 5907605    411750.000000   408449.120000   19961101   2808.870000   75.000000   550000.000000   6.171800   1       1       2
 5907654    367300.000000   364402.820000   19970101   2261.530000   84.400000   435000.000000   5.171800   1       1       1
 5907712    247500.000000   245249.690000   19961201   1544.080000   90.000000   275000.000000   5.296800   1       1       1
 5907746    249650.000000   246369.860000   19970101   1456.890000   80.000000   337000.000000   4.671800   1       1       2
 5907951    526200.000000   522230.450000   19970101   3282.810000   71.100000   740000.000000   5.296800  10       1       1
 5908066    369000.000000   366409.900000   19961201   2548.600000   90.000000   420000.000000   6.296800   1       1       2
 5908132    227000.000000   225020.620000   19961201   1397.680000   72.100000   315000.000000   5.171800   1       1       1
 5908140    350000.000000   347661.300000   19961201   2477.280000   63.100000   555000.000000   6.546800   1       1       1
 5908314    281250.000000   270786.320000   19970201   1754.640000   74.000000   380000.000000   5.296800   1       1       1
 5908405    281600.000000   279524.340000   19970101   1779.910000   80.000000   352000.000000   5.421800   1       1       1
 5908488    388800.000000   386176.930000   19970201   2393.910000   80.000000   486000.000000   5.171800   1       1       1
 5908504    351000.000000   348412.870000   19970101   2218.560000   59.500000   590000.000000   5.421800   1       1       1
 5908553    283400.000000   280986.790000   19961201   1768.050000   75.600000   375000.000000   5.296800   1       1       1
 5908587    255000.000000   253017.460000   19970101   1590.870000   72.000000   354000.000000   5.296800   1       1       1
 5908751    232500.000000   230006.790000   19961201   1450.500000   75.000000   310000.000000   5.296800   1       1       3
 5908793    415000.000000   412157.690000   19961201   2901.750000   72.800000   570000.000000   6.421800   1       1       1
 5908983    380250.000000   371132.080000   19970101   2341.270000   75.000000   507000.000000   5.171800   1       1       3
 5909015    424000.000000   421206.830000   19970201   2645.210000   80.000000   530000.000000   5.296800   1       1       1
 5909056    261600.000000   260167.440000   19970501   1632.050000   80.000000   327000.000000   5.296800   1       1       1
 5909148    256900.000000   254913.990000   19970101   1581.780000   72.200000   356000.000000   5.171800   1       1       1
 5909247    267700.000000   265893.920000   19970201   1648.280000   85.000000   315000.000000   5.171800   1       1       1
 5909296    250000.000000   247868.580000   19961201   1726.690000   62.500000   400000.000000   6.296800   1       1       1
 5909304    343500.000000   340844.540000   19970101   2114.990000   79.000000   435000.000000   5.171800   1       1       1
 5909486    335000.000000   332410.220000   19970101   2062.660000   89.300000   375000.000000   5.171800   1       1       1
 5909502    315000.000000   312564.870000   19970101   1939.510000   79.500000   396000.000000   5.171800   1       1       1
 5909551    345000.000000   342672.390000   19970201   2124.230000   78.400000   440000.000000   5.171800   1       1       1
 5909700    282000.000000   279819.940000   19970101   1736.330000   79.000000   357000.000000   5.171800   1       1       1
 5909817    225400.000000   221845.800000   19970101   1297.530000   79.100000   285000.000000   4.546800   1       1       1
 5909957    328000.000000   325464.310000   19970101   2019.560000   80.000000   410000.000000   5.171800   1       1       1
 5909981    271200.000000   269511.200000   19970101   1873.120000   80.000000   343000.000000   6.296800   1       1       2
 5910005    240000.000000   238144.600000   19970101   1477.730000   73.800000   325000.000000   5.171800   1       1       3
 5910013    468000.000000   447613.230000   19961201   2881.560000   72.000000   700000.000000   5.171800   1       1       2
 5910070    273500.000000   271654.790000   19970201   1683.990000   85.500000   320000.000000   5.171800   1       1       1
 5910120    262000.000000   259926.040000   19970101   1591.940000   72.400000   363000.000000   5.046800   1       1       2
 5910377    242950.000000   241073.070000   19970101   1495.890000   90.000000   270000.000000   5.171800   1       1       1
 5910534    336000.000000   333402.540000   19970101   2068.810000   80.000000   420000.000000   5.171800   1       1       1
 5910567    382500.000000   379815.140000   19961201   2641.840000   90.000000   455000.000000   6.296800   1       1       2
 5910625    250000.000000   248067.310000   19970101   1539.300000   52.600000   475000.000000   5.171800   1       1       1
 5910641    494000.000000   488704.640000   19970101   3041.650000   68.600000   720000.000000   5.171800   1       1       1
 5910807    283550.000000   281410.930000   19970101   1768.990000   88.600000   320000.000000   5.296800   1       1       1
 5910872    217000.000000   210551.280000   19970101   1353.800000   88.600000   245000.000000   5.296800   1       1       1
 5911011    256150.000000   253711.360000   19970201   1577.160000   70.200000   365000.000000   5.171800   1       1       1
 5911169    257600.000000   256571.660000   19970301   1912.680000   80.000000   330000.000000   7.046800   1       1       2
 5911185    375000.000000   366246.470000   19970101   2308.940000   75.000000   500000.000000   5.171800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 5911219      BURKE           VA         22015       1YCMT        3.000000       12.250000        3.000000       360      351
 5911268      ALEXANDRIA      VA         22307       1YCMT        3.000000       12.250000        3.000000       360      351
 5911334      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      351
 5911367      CLIFTON         VA         22024       1YCMT        3.000000       12.375000        3.000000       360      350
 5911441      CHAPIN          SC         29036       1YCMT        3.000000       12.250000        3.000000       360      350
 5911524      ROCKVILLE       MD         20850       1YCMT        3.000000       12.250000        3.000000       360      351
 5911599      ALEXANDRIA      VA         22314       1YCMT        3.000000       12.250000        3.000000       360      352
 5911607      BETHESDA        MD         20814       1YCMT        3.000000       12.250000        3.000000       360      352
 5911623      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.250000        3.000000       360      351
 5911789      FAIRFAX         VA         22030       1YCMT        3.000000       13.375000        3.000000       360      351
 5911797      WASHINGTON      DC         20015       1YCMT        3.000000       12.250000        3.000000       360      351
 5911896      ALEXANDRIA      VA         22315       1YCMT        3.000000       12.250000        3.000000       360      351
 5911904      MCLEAN          VA         22101       1YCMT        3.000000       12.250000        3.000000       360      351
 5911961      MOORESVILLE     NC         28115       1YCMT        3.000000       12.250000        3.000000       360      352
 5912035      WASHINGTON      DC         20008       1YCMT        3.000000       13.375000        3.000000       360      351
 5912050      WASHINGTON      DC         20007       1YCMT        3.000000       12.250000        3.000000       360      350
 5912290      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      351
 5912340      CEDAR GROVE     NJ         7009        1YCMT        3.000000       12.250000        3.000000       360      351
 5912365      GAITHERSBUR     MD         20882       1YCMT        3.000000       12.250000        3.000000       360      352
 5912431      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.250000        3.000000       360      352
 5912464      WASHINGTON      DC         20008       1YCMT        3.000000       12.250000        3.000000       360      352
 5912472      GAITHERSBUR     MD         20879       1YCMT        3.000000       12.250000        3.000000       360      351
 5912480      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      351
 5912498      SEVERNA PAR     MD         21146       1YCMT        3.000000       12.250000        3.000000       360      352
 5912514      GLEN ALLEN      VA         23060       1YCMT        3.000000       12.250000        3.000000       360      352
 5912993      VIENNA          VA         22180       1YCMT        3.000000       12.250000        3.000000       360      351
 5913009      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.250000        3.000000       360      352
 5913132      RESTON          VA         22094       1YCMT        3.000000       12.250000        3.000000       360      351
 5913231      BETHESDA        MD         20814       1YCMT        3.000000       12.250000        3.000000       360      352
 5913488      ALEXANDRIA      VA         22310       1YCMT        3.000000       12.125000        3.000000       360      351
 5913496      GAITHERSBUR     MD         20882       1YCMT        3.000000       12.250000        3.000000       360      351
 5913645      WAYNESBORO      VA         22980       1YCMT        3.000000       13.375000        3.000000       360      351
 5913926      ARLINGTON       VA         22207       1YCMT        3.000000       12.125000        3.000000       360      351
 5914007      ELLICOTT CI     MD         21043       1YCMT        3.000000       12.125000        3.000000       360      351
 5914213      COLUMBIA        MD         21044       1YCMT        3.000000       12.123000        3.000000       360      352
 5914403      SILVER SPRI     MD         20905       1YCMT        3.000000       12.125000        3.000000       360      352
 5914510      WINSTON SAL     NC         27104       1YCMT        3.000000       12.125000        3.000000       360      351
 5914650      FAIRFAX         VA         22032       1YCMT        3.000000       12.125000        3.000000       360      352
 5914692      ROCKVILLE       MD         20850       1YCMT        3.000000       12.125000        3.000000       360      351
 5914783      ARLINGTON       VA         22201       1YCMT        3.000000       12.125000        3.000000       360      351
 5914791      OAKTON          VA         22124       1YCMT        3.000000       12.125000        3.000000       360      352
 5914858      ALEXANDRIA      VA         22304       1YCMT        3.000000       12.125000        3.000000       360      352
 5914874      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.125000        3.000000       360      351
 5914890      GAITHERSBUR     MD         20882       1YCMT        3.000000       12.125000        3.000000       360      351
 5914940      SILVER SPRI     MD         20906       1YCMT        3.000000       12.125000        3.000000       360      352
 5914965      GAITHERSBUR     MD         20882       1YCMT        3.000000       12.125000        3.000000       360      352
 5915004      ROUND HILL      VA         20141       1YCMT        3.000000       12.125000        3.000000       360      352
 5915012      GAMBRILLS       MD         21054       1YCMT        3.000000       12.125000        3.000000       360      352
 5915079      HUNTERSVILL     NC         28078       1YCMT        3.000000       12.250000        3.000000       360      353
 5915103      DAVIDSON        NC         28036       1YCMT        3.000000       12.125000        3.000000       360      353
 5915111      SALISBURY       MD         21804       1YCMT        2.875000       12.125000        2.875000       360      354
 5915418      ROCKVILLE       MD         20850       1YCMT        3.000000       12.125000        3.000000       360      351
 5915541      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      352
 5915566      ALEXANDRIA      VA         22304       1YCMT        3.000000       12.125000        3.000000       360      352
 5915582      ROCKVILLE       MD         20850       1YCMT        3.000000       12.000000        3.000000       360      352
 5915764      KENSINGTON      MD         20895       1YCMT        3.000000       12.125000        3.000000       360      352
 5915830      ANNANDALE       VA         22003       1YCMT        3.000000       12.125000        3.000000       360      351
 5915871      CROFTON         MD         21114       1YCMT        3.000000       12.125000        3.000000       360      352
 5915889      WILMINGTON      NC         28403       1YCMT        3.000000       12.125000        3.000000       360      351
 5916036      NORTH POTOM     MD         20878       1YCMT        3.000000       12.125000        3.000000       360      352
 5916168      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.125000        3.000000       360      352
 5916192      ALEXANDRIA      VA         22314       1YCMT        3.000000       12.125000        3.000000       360      352
 5916317      POTOMAC         MD         20854       1YCMT        3.000000       12.000000        3.000000       360      351
 5916424      KENNESAW        GA         30152       1YCMT        3.000000       12.125000        3.000000       360      352
 5916481      WASHINGTON      DC         20007       1YCMT        3.000000       12.125000        3.000000       360      352
 5916580      GREENSBORO      NC         27410       1YCMT        3.000000       12.125000        3.000000       360      351
 5916671      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      351
 5916689      WILMINGTON      NC         28409       1YCMT        3.000000       12.125000        3.000000       360      352
 5916796      ROCKVILLE       MD         20850       1YCMT        3.000000       12.125000        3.000000       360      352
 5916804      LUTHERVILLE     MD         21093       1YCMT        3.000000       12.250000        3.000000       360      353
 5916838      MCLEAN          VA         22101       1YCMT        3.000000       12.125000        3.000000       360      352
 5916853      VIENNA          VA         22180       1YCMT        3.000000       12.125000        3.000000       360      352
 5916879      MOORESVILLE     NC         28115       1YCMT        3.000000       12.125000        3.000000       360      351
 5917141      CHESAPEAKE      VA         23320       1YCMT        3.000000       12.375000        3.000000       360      352
 5917505      MCLEAN          VA         22101       1YCMT        3.000000       13.375000        3.000000       360      353
 5917729      WASHINGTON      DC         20008       1YCMT        3.000000       12.125000        3.000000       360      352
 5917745      CHANTILLY       VA         20151       1YCMT        3.000000       12.000000        3.000000       360      352
 5917760      VIENNA          VA         22182       1YCMT        3.000000       12.125000        3.000000       360      352
 5917919      FAIRFAX         VA         22031       1YCMT        3.000000       13.875000        3.000000       360      355
 5918248      PHOENIX         MD         21131       1YCMT        3.000000       12.125000        3.000000       360      352

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 5911219    288000.000000   285053.550000   19970101   1773.270000   80.000000   360000.000000   5.171800   1       1       1
 5911268    300000.000000   297680.780000   19970101   1847.160000   66.700000   450000.000000   5.171800   1       1       1
 5911334    270000.000000   267729.520000   19970101   1662.440000   90.000000   340000.000000   5.171800   1       1       2
 5911367    550000.000000   545316.630000   19961201   3431.290000   67.900000   810000.000000   5.296800   1       1       1
 5911441    276600.000000   274188.090000   19961201   1703.080000   82.600000   345000.000000   5.171800   1       1       2
 5911524    275000.000000   272874.040000   19970101   1693.230000   82.100000   335000.000000   5.171800   1       1       1
 5911599    696500.000000   691800.940000   19970201   4288.480000   69.700000  1000000.000000   5.171800  10       1       1
 5911607    460800.000000   457693.500000   19970201   2837.230000   80.000000   576000.000000   5.171800   1       1       1
 5911623    282950.000000   274074.440000   19970101   1742.180000   71.600000   395000.000000   5.171800   1       1       1
 5911789    576000.000000   572417.340000   19970101   3978.290000   80.000000   720000.000000   6.296800   1       1       1
 5911797    328000.000000   325464.310000   19970101   2019.560000   78.100000   420000.000000   5.171800   1       1       1
 5911896    283000.000000   279262.160000   19970101   1742.480000   84.500000   335000.000000   5.171800   1       1       1
 5911904    452000.000000   448505.730000   19970101   2783.050000   53.200000   850000.000000   5.171800   1       1       1
 5911961    296000.000000   294002.970000   19970201   1822.530000   67.300000   440000.000000   5.171800   1       1       1
 5912035    360000.000000   357760.760000   19970101   2486.440000   80.000000   460000.000000   6.296800  10       1       2
 5912050    412000.000000   408407.470000   19961201   2536.760000   78.500000   525000.000000   5.171800   1       1       1
 5912290    263500.000000   261462.970000   19970101   1622.420000   77.500000   340000.000000   5.171800   1       1       1
 5912340    627200.000000   622250.980000   19970101   3861.780000   72.900000   860000.000000   5.171800   1       1       1
 5912365    265000.000000   263212.100000   19970201   1631.660000   75.700000   350000.000000   5.171800   1       1       1
 5912431    442000.000000   439017.960000   19970201   2721.480000   65.800000   672000.000000   5.171800   1       1       1
 5912464    215500.000000   214046.040000   19970201   1326.880000   59.900000   360000.000000   5.171800  10       1       1
 5912472    400000.000000   396907.780000   19970101   2462.870000   80.000000   500000.000000   5.171800   1       1       1
 5912480    270000.000000   267914.120000   19970101   1662.440000   40.300000   670000.000000   5.171800   1       1       1
 5912498    554500.000000   550562.680000   19970201   3414.160000   77.600000   715000.000000   5.171800   1       1       1
 5912514    248000.000000   246326.850000   19970201   1526.980000   87.000000   285000.000000   5.171800   1       1       1
 5912993    220000.000000   218299.250000   19970101   1354.580000   74.100000   297000.000000   5.171800   1       1       1
 5913009    320000.000000   317841.080000   19970201   1970.300000   73.600000   435000.000000   5.171800   1       1       1
 5913132    241000.000000   239136.940000   19970101   1483.880000   86.700000   278000.000000   5.171800  10       1       1
 5913231    283200.000000   281289.310000   19970201   1743.720000   80.000000   354000.000000   5.171800   1       1       1
 5913488    354150.000000   351279.680000   19970101   2123.310000   80.000000   450000.000000   4.921800   1       1       2
 5913496    220000.000000   212178.050000   19970101   1354.580000   69.800000   315000.000000   5.171800   1       1       1
 5913645    270000.000000   267692.380000   19970101   1841.880000   77.100000   350000.000000   6.171800   1       1       1
 5913926    384000.000000   373483.880000   19970101   2333.230000   74.600000   515000.000000   5.046800   1       1       3
 5914007    328000.000000   325306.070000   19970101   1992.970000   87.500000   375000.000000   5.046800   1       1       1
 5914213    236000.000000   234350.570000   19970201   1433.970000   80.000000   295000.000000   5.046800   1       1       1
 5914403    332000.000000   328094.040000   19970201   2017.270000   75.500000   440000.000000   5.046800   1       1       1
 5914510    226700.000000   224905.410000   19970101   1377.460000   90.000000   252000.000000   5.046800   1       1       2
 5914650    393000.000000   389284.250000   19970201   2387.910000   88.700000   443000.000000   5.046800   1       1       1
 5914692    233000.000000   225556.130000   19970101   1415.740000   79.800000   292000.000000   5.046800  10       1       1
 5914783    254000.000000   251990.620000   19970101   1543.340000   75.600000   336000.000000   5.046800   1       1       1
 5914791    336000.000000   333678.630000   19970201   2041.580000   80.000000   420000.000000   5.046800   1       1       3
 5914858    215500.000000   214012.230000   19970201   1309.410000   56.300000   383000.000000   5.046800  10       1       1
 5914874    306850.000000   304420.950000   19970101   1864.460000   71.900000   427000.000000   5.046800   1       1       1
 5914890    366000.000000   361276.840000   19970101   2223.860000   88.800000   412000.000000   5.046800   1       1       1
 5914940    233950.000000   232333.690000   19970201   1421.510000   90.000000   260000.000000   5.046800  10       1       1
 5914965    285000.000000   281803.750000   19970201   1731.700000   78.100000   365000.000000   5.046800   1       1       1
 5915004    335000.000000   332685.570000   19970201   2035.500000   75.300000   445000.000000   5.046800   1       1       1
 5915012    304000.000000   301212.360000   19970201   1847.140000   80.000000   380000.000000   5.046800   1       1       1
 5915079    281000.000000   279379.250000   19970301   1730.170000   85.200000   330000.000000   5.171800   1       1       1
 5915103    540000.000000   536810.440000   19970301   3281.100000   67.500000   800000.000000   5.046800   1       1       1
 5915111    232000.000000   230749.370000   19970401   1335.530000   80.000000   290000.000000   4.546800   1       1       2
 5915418    229600.000000   227782.470000   19970101   1395.080000   80.000000   287000.000000   5.046800  10       1       3
 5915541    320500.000000   318285.730000   19970201   1947.400000   72.800000   440000.000000   5.046800   1       1       1
 5915566    297000.000000   294948.070000   19970201   1804.610000   41.300000   720000.000000   5.046800   1       1       1
 5915582    350000.000000   347139.680000   19970201   2098.430000   82.400000   425000.000000   4.921800   1       1       1
 5915764    220000.000000   218166.820000   19970201   1336.750000   65.700000   335000.000000   5.046800   1       1       3
 5915830    453250.000000   449662.110000   19970101   2754.000000   78.100000   580000.000000   5.046800   1       1       1
 5915871    228250.000000   226673.040000   19970201   1386.880000   89.500000   255000.000000   5.046800   1       1       1
 5915889    232000.000000   229667.260000   19970101   1409.660000   78.600000   295000.000000   5.046800   1       1       1
 5916036    226000.000000   224438.640000   19970201   1373.200000   79.300000   285000.000000   5.046800   1       1       1
 5916168    241000.000000   239046.290000   19970201   1464.350000   84.600000   285000.000000   5.046800   1       1       1
 5916192    420000.000000   417098.340000   19970201   2551.970000   55.600000   756000.000000   5.046800   1       1       1
 5916317    562500.000000   557943.890000   19970101   3372.480000   75.000000   750000.000000   4.921800   1       1       1
 5916424    324500.000000   322258.110000   19970201   1971.700000   87.900000   369000.000000   5.046800   1       1       1
 5916481    308400.000000   306269.330000   19970201   1873.880000   76.100000   405000.000000   5.046800  10       1       1
 5916580    325000.000000   314733.740000   19970101   1974.740000   69.400000   468000.000000   5.046800   1       1       3
 5916671    409300.000000   406060.050000   19970101   2486.950000   74.400000   550000.000000   5.046800   1       1       1
 5916689    361200.000000   358704.590000   19970201   2194.690000   85.000000   425000.000000   5.046800   1       1       1
 5916796    323500.000000   321264.980000   19970201   1965.630000   87.900000   368000.000000   5.046800   1       1       1
 5916804    284300.000000   282660.200000   19970301   1750.490000   76.800000   370000.000000   5.171800   1       1       1
 5916838    382000.000000   379360.850000   19970201   2321.080000   57.400000   665000.000000   5.046800   1       1       1
 5916853    344000.000000   332370.360000   19970201   2090.190000   72.400000   475000.000000   5.046800   1       1       1
 5916879    288000.000000   285720.220000   19970101   1749.920000   90.000000   350000.000000   5.046800   1       1       2
 5917141    258850.000000   257144.780000   19970201   1614.890000   95.000000   272500.000000   5.296800   1       1       2
 5917505    570000.000000   567155.410000   19970301   3792.230000   69.900000   835000.000000   5.921800   1       1       2
 5917729    227500.000000   225928.240000   19970201   1382.320000   85.800000   265000.000000   5.046800   5       1       1
 5917745    354400.000000   351048.070000   19970201   2124.810000   80.000000   443000.000000   4.921800   1       1       1
 5917760    400000.000000   396233.940000   19970201   2430.450000   88.900000   450000.000000   5.046800   1       1       1
 5917919    355000.000000   353947.980000   19970501   2574.000000   89.900000   395000.000000   6.796800   1       1       1
 5918248    283000.000000   281044.850000   19970201   1719.540000   70.800000   400000.000000   5.046800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 5918297      ALEXANDRIA      VA         22307       1YCMT        3.000000       12.125000        3.000000       360      352
 5918354      WASHINGTON      DC         20007       1YCMT        3.000000       12.125000        3.000000       360      352
 5918370      ALEXANDRIA      VA         22306       1YCMT        3.000000       12.125000        3.000000       360      352
 5918438      ALEXANDRIA      VA         22306       1YCMT        3.000000       12.125000        3.000000       360      351
 5918479      FAIRFAX         VA         22030       1YCMT        3.000000       12.125000        3.000000       360      351
 5918602      CLIFTON         VA         22024       1YCMT        3.000000       12.125000        3.000000       360      352
 5918669      FORT WASHIN     MD         20744       1YCMT        3.000000       12.125000        3.000000       360      352
 5918693      WOODBRIDGE      VA         22191       1YCMT        3.000000       12.125000        3.000000       360      352
 5918727      DAVIDSONVIL     MD         21305       1YCMT        3.000000       12.125000        3.000000       360      352
 5918743      ARLINGTON       VA         22203       1YCMT        3.000000       12.000000        3.000000       360      351
 5919089      FAIRFAX         VA         22033       1YCMT        3.000000       12.125000        3.000000       360      352
 5919113      STERLING        VA         20165       1YCMT        3.000000       12.125000        3.000000       360      352
 5919139      CHARLOTTE       NC         28211       1YCMT        3.000000       13.750000        3.000000       360      352
 5919154      CLIFTON         VA         22024       1YCMT        3.000000       12.125000        3.000000       360      352
 5919246      GREAT FALLS     VA         22066       1YCMT        3.000000       13.125000        3.000000       360      352
 5919451      FALLS CHURC     VA         22043       1YCMT        3.000000       12.125000        3.000000       360      352
 5919477      VIENNA          VA         22181       1YCMT        3.000000       13.875000        3.000000       360      353
 5919550      WILMINGTON      NC         28405       1YCMT        3.000000       12.000000        3.000000       360      352
 5919667      WASHINGTON      DC         20007       1YCMT        3.000000       12.125000        3.000000       360      352
 5919709      LEWISVILLE      NC         27023       1YCMT        3.000000       12.125000        3.000000       360      352
 5919808      MANASSAS        VA         20112       1YCMT        3.000000       13.625000        3.000000       360      353
 5919881      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.125000        3.000000       360      353
 5919907      GAITHERSBUR     MD         20879       1YCMT        3.000000       12.125000        3.000000       360      352
 5919923      ROCKVILLE       MD         20852       1YCMT        3.000000       12.125000        3.000000       360      352
 5919931      COLUMBIA        MD         21046       1YCMT        3.000000       12.000000        3.000000       360      352
 5919964      ARNOLD          MD         21012       1YCMT        3.000000       12.125000        3.000000       360      352
 5919980      WASHINGTON      DC         20007       1YCMT        3.000000       12.125000        3.000000       360      352
 5920012      CHARLOTTE       NC         28226       1YCMT        3.000000       12.125000        3.000000       360      352
 5920046      POTOMAC         MD         20854       1YCMT        3.000000       12.000000        3.000000       360      352
 5920053      BETHESDA        MD         20814       1YCMT        3.000000       12.000000        3.000000       360      352
 5920061      WILMINGTON      NC         28403       1YCMT        3.000000       12.125000        3.000000       360      352
 5920236      OLNEY           MD         20832       1YCMT        3.000000       12.125000        3.000000       360      352
 5920251      ROCKVILLE       MD         20853       1YCMT        3.000000       12.125000        3.000000       360      353
 5920301      SEVERNA PAR     MD         21146       1YCMT        3.000000       12.125000        3.000000       360      352
 5920335      MILLERSVILL     MD         21108       1YCMT        3.000000       12.125000        3.000000       360      352
 5920350      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.625000        3.000000       360      352
 5920368      VIENNA          VA         22181       1YCMT        3.000000       12.125000        3.000000       360      352
 5920400      COLUMBIA        MD         21045       1YCMT        3.000000       12.125000        3.000000       360      352
 5920475      WILMINGTON      NC         28403       1YCMT        3.000000       12.125000        3.000000       360      352
 5920483      BETHESDA        MD         20817       1YCMT        3.000000       12.125000        3.000000       360      352
 5920533      ATLANTA         GA         30350       1YCMT        3.000000       12.125000        3.000000       360      352
 5920558      OAKTON          VA         22124       1YCMT        3.000000       12.125000        3.000000       360      352
 5920632      OAKTON          VA         22124       1YCMT        3.000000       12.125000        3.000000       360      352
 5920657      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      352
 5920731      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.125000        3.000000       360      352
 5920764      ELLICOTT CI     MD         21043       1YCMT        3.000000       13.500000        3.000000       360      352
 5920806      FAIRFAX         VA         22030       1YCMT        3.000000       12.125000        3.000000       360      352
 5920848      COLUMBIA        MD         21044       1YCMT        3.000000       13.500000        3.000000       360      352
 5920863      ROCKVILLE       MD         20852       1YCMT        3.000000       12.125000        3.000000       360      352
 5920897      HANOVER         MD         21076       1YCMT        3.000000       12.125000        3.000000       360      353
 5920913      BRIELLE         NJ         8730        1YCMT        3.000000       14.000000        3.000000       360      353
 5920921      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.000000        3.000000       360      353
 5920954      DUNKIRK         MD         20754       1YCMT        3.000000       12.125000        3.000000       360      353
 5921010      VIENNA          VA         22182       1YCMT        3.000000       12.125000        3.000000       360      352
 5921135      MAHWAH          NJ         7430        1YCMT        3.000000       14.000000        3.000000       360      353
 5921184      NORTH POTOM     MD         20878       1YCMT        3.000000       12.125000        3.000000       360      353
 5921200      WILMINGTON      NC         28405       1YCMT        3.000000       12.000000        3.000000       360      352
 5921218      GAITHERSBUR     MD         20882       1YCMT        3.000000       12.125000        3.000000       360      352
 5921226      WRIGHTSVILL     NC         28480       1YCMT        3.000000       12.125000        3.000000       360      352
 5921259      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.125000        3.000000       360      352
 5921663      SEVERNA PAR     MD         21146       1YCMT        3.000000       12.125000        3.000000       360      353
 5921697      CONCORD         NC         28025       1YCMT        3.000000       12.125000        3.000000       360      353
 5921721      BALTIMORE       MD         21208       1YCMT        3.000000       12.125000        3.000000       360      353
 5921739      WILMINGTON      NC         28403       1YCMT        3.000000       12.250000        3.000000       360      354
 5921945      ANNAPOLIS       MD         21403       1YCMT        3.000000       12.000000        3.000000       360      352
 5922158      DAVIDSONVIL     MD         21035       1YCMT        3.000000       13.000000        3.000000       360      353
 5922166      MOORESVILLE     NC         28115       1YCMT        3.000000       12.125000        3.000000       360      353
 5922182      WASHINGTON      DC         20015       1YCMT        3.000000       12.125000        3.000000       360      353
 5922265      NORTH POTOM     MD         20878       1YCMT        3.000000       12.125000        3.000000       360      352
 5922273      DAVIDSON        NC         28036       1YCMT        3.000000       12.125000        3.000000       360      353
 5922349      OLNEY           MD         20832       1YCMT        3.000000       12.125000        3.000000       360      353
 5922364      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.125000        3.000000       360      353
 5922489      BETHESDA        MD         20816       1YCMT        3.000000       12.125000        3.000000       360      352
 5922497      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      352
 5922505      WASHINGTON      DC         20012       1YCMT        3.000000       12.000000        3.000000       360      353
 5922539      WASHINGTON      DC         20015       1YCMT        3.000000       12.125000        3.000000       360      353
 5922562      ALEXANDRIA      VA         22314       1YCMT        3.000000       13.250000        3.000000       360      353
 5922570      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.125000        3.000000       360      352
 5922588      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      353
 5922596      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.125000        3.000000       360      353

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 5918297    305000.000000   302892.820000   19970201   1853.220000   84.300000   362000.000000   5.046800   1       1       1
 5918354    328000.000000   323203.060000   19970201   1992.970000   65.600000   500000.000000   5.046800   1       1       1
 5918370    296000.000000   293862.860000   19970201   1798.530000   80.000000   370000.000000   5.046800   1       1       1
 5918438    313600.000000   310085.260000   19970101   1905.470000   80.000000   392000.000000   5.046800   1       1       3
 5918479    365600.000000   362705.910000   19970101   2221.430000   80.000000   457000.000000   5.046800   1       1       1
 5918602    375000.000000   372259.400000   19970201   2278.540000   60.800000   617000.000000   5.046800   1       1       1
 5918669    239000.000000   236144.730000   19970201   1452.190000   86.900000   275000.000000   5.046800   1       1       1
 5918693    289000.000000   286900.530000   19970201   1756.000000   89.800000   322000.000000   5.046800   1       1       1
 5918727    305000.000000   302807.190000   19970201   1853.220000   64.900000   470000.000000   5.046800   1       1       1
 5918743    396000.000000   392790.420000   19970101   2374.230000   76.600000   517000.000000   4.921800   1       1       1
 5919089    340000.000000   337651.040000   19970201   2065.880000   64.200000   530000.000000   5.046800   1       1       1
 5919113    251000.000000   248635.580000   19970201   1525.110000   75.600000   332000.000000   5.046800   1       1       1
 5919139    300000.000000   298488.790000   19970201   2149.240000   80.000000   375000.000000   6.671800   1       1       1
 5919154    380000.000000   377374.640000   19970201   2308.930000   79.200000   480000.000000   5.046800   1       1       1
 5919246    750000.000000   745726.120000   19970201   5052.890000   68.200000  1100000.000000   6.046800   1       1       2
 5919451    309000.000000   306865.200000   19970201   1877.520000   66.500000   465000.000000   5.046800   1       1       1
 5919477    244000.000000   242753.510000   19970301   1602.910000   80.000000   305000.000000   5.796800   1       1       2
 5919550    420000.000000   417028.890000   19970201   2518.120000   80.000000   540000.000000   4.921800   1       1       2
 5919667    296000.000000   293955.020000   19970201   1798.530000   87.700000   337500.000000   5.046800  10       1       1
 5919709    513000.000000   507024.970000   19970201   3117.050000   69.800000   735000.000000   5.046800   1       1       1
 5919808    256000.000000   254953.220000   19970301   1878.440000   80.000000   320000.000000   6.921800   1       1       3
 5919881    262000.000000   260452.480000   19970301   1591.940000   80.000000   333000.000000   5.046800   1       1       2
 5919907    316000.000000   313818.490000   19970201   1920.050000   78.000000   405000.000000   5.046800   1       1       1
 5919923    319000.000000   316266.560000   19970201   1938.280000   78.200000   408000.000000   5.046800   1       1       1
 5919931    303000.000000   300856.580000   19970201   1816.640000   79.700000   380000.000000   4.921800   1       1       1
 5919964    252000.000000   250259.010000   19970201   1531.180000   80.000000   315000.000000   5.046800   1       1       1
 5919980    298000.000000   295941.210000   19970201   1810.680000   40.300000   740000.000000   5.046800   1       1       1
 5920012    421500.000000   418588.000000   19970201   2561.080000   72.700000   580000.000000   5.046800   1       1       1
 5920046    362500.000000   359935.640000   19970201   2173.380000   79.500000   456000.000000   4.921800   1       1       1
 5920053    442000.000000   438873.270000   19970201   2650.020000   70.700000   625000.000000   4.921800   1       1       1
 5920061    400000.000000   397236.490000   19970201   2430.450000   80.000000   500000.000000   5.046800   5       1       2
 5920236    215000.000000   213514.600000   19970201   1306.370000   75.400000   285000.000000   5.046800   1       1       1
 5920251    243000.000000   232591.840000   19970301   1476.500000   74.800000   325000.000000   5.046800   1       1       3
 5920301    347450.000000   345049.560000   19970201   2111.150000   77.200000   450000.000000   5.046800   1       1       3
 5920335    286000.000000   284025.560000   19970201   1737.770000   73.300000   390000.000000   5.046800   1       1       1
 5920350    260000.000000   258554.220000   19970201   1773.660000   80.000000   325000.000000   6.171800   1       1       2
 5920368    405850.000000   403046.120000   19970201   2465.990000   90.000000   451000.000000   5.046800   1       1       1
 5920400    226000.000000   224438.640000   19970201   1373.200000   79.000000   286000.000000   5.046800   1       1       1
 5920475    575000.000000   570932.460000   19970201   3447.420000   79.300000   760000.000000   4.921800   1       1       2
 5920483    407000.000000   404188.170000   19970201   2472.980000   76.800000   530000.000000   5.046800   1       1       1
 5920533    307000.000000   304879.020000   19970201   1865.370000   69.500000   442000.000000   5.046800   1       1       1
 5920558    361700.000000   359201.120000   19970201   2197.730000   79.500000   455000.000000   5.046800   1       1       1
 5920632    236000.000000   234369.490000   19970201   1433.970000   77.400000   305000.000000   5.046800   1       1       1
 5920657    379000.000000   376381.580000   19970201   2302.850000   61.100000   620000.000000   5.046800   1       1       1
 5920731    358000.000000   354709.630000   19970201   2175.250000   75.400000   475000.000000   5.046800   1       1       1
 5920764    266400.000000   264843.780000   19970201   1862.710000   90.000000   296000.000000   6.421800   1       1       1
 5920806    273500.000000   271610.450000   19970201   1661.820000   75.600000   362000.000000   5.046800   1       1       1
 5920848    247700.000000   246388.790000   19970201   1731.960000   80.000000   317000.000000   6.421800   1       1       2
 5920863    492000.000000   488449.380000   19970201   2989.450000   68.300000   720000.000000   5.046800   1       1       1
 5920897    232500.000000   231126.700000   19970301   1412.700000   89.400000   260000.000000   5.046800   1       1       1
 5920913    260000.000000   258935.650000   19970301   1907.790000   64.000000   406150.000000   6.921800   1       1       1
 5920921    500000.000000   493712.430000   19970301   2957.690000   76.900000   650000.000000   4.796800   1       1       1
 5920954    273000.000000   271187.840000   19970301   1658.780000   79.800000   342000.000000   5.046800   1       1       1
 5921010    286500.000000   284520.620000   19970201   1740.810000   54.600000   525000.000000   5.046800   1       1       1
 5921135    604000.000000   601527.490000   19970301   4431.940000   80.000000   758000.000000   6.921800   1       1       2
 5921184    240000.000000   238582.400000   19970301   1458.270000   75.000000   320000.000000   5.046800   1       1       1
 5921200    448000.000000   444833.150000   19970201   2685.990000   52.100000   860000.000000   4.921800   1       1       1
 5921218    260000.000000   258203.720000   19970201   1579.790000   78.800000   330000.000000   5.046800   1       1       1
 5921226    300000.000000   297927.350000   19970201   1822.840000   75.000000   400000.000000   5.046800   1       1       3
 5921259    225000.000000   223445.510000   19970201   1367.130000   55.600000   405000.000000   5.046800   1       1       3
 5921663    300000.000000   298227.980000   19970301   1822.840000   48.400000   620000.000000   5.046800   1       1       1
 5921697    225950.000000   224615.400000   19970301   1372.900000   90.000000   256000.000000   5.046800   1       1       2
 5921721    260000.000000   258464.270000   19970301   1579.790000   77.400000   336000.000000   5.046800   1       1       1
 5921739    274000.000000   272686.450000   19970401   1687.070000   79.800000   350000.000000   5.171800   1       1       2
 5921945    565000.000000   560907.990000   19970201   3342.190000   74.900000   754000.000000   4.796800   1       1       3
 5922158    337500.000000   335774.170000   19970301   2217.140000   75.800000   445000.000000   5.796800   1       1       3
 5922166    243000.000000   241160.520000   19970301   1476.500000   77.100000   315000.000000   5.046800   1       1       1
 5922182    324000.000000   322036.730000   19970301   1968.660000   89.400000   362500.000000   5.046800   1       1       1
 5922265    251000.000000   249267.180000   19970201   1525.110000   78.400000   320000.000000   5.046800   1       1       1
 5922273    381000.000000   378749.590000   19970301   2315.000000   76.200000   500000.000000   5.046800   1       1       1
 5922349    267500.000000   265797.550000   19970301   1625.360000   86.300000   310000.000000   5.046800   1       1       1
 5922364    500000.000000   497046.670000   19970301   3038.060000   76.900000   650000.000000   5.046800   1       1       1
 5922489    515000.000000   511442.010000   19970201   3129.200000   62.400000   825000.000000   5.046800   1       1       1
 5922497    548000.000000   544163.250000   19970201   3329.710000   78.300000   700000.000000   5.046800   1       1       1
 5922505    240500.000000   239045.400000   19970301   1441.920000   70.100000   343000.000000   4.921800   1       1       1
 5922539    400000.000000   397637.330000   19970301   2430.450000   80.000000   500000.000000   5.046800   1       1       1
 5922562    222000.000000   220650.430000   19970301   1514.440000   75.300000   295000.000000   6.171800  10       1       1
 5922570    500000.000000   496545.620000   19970201   3038.060000   67.600000   740000.000000   5.046800   5       1       1
 5922588    397600.000000   395251.550000   19970301   2415.860000   68.600000   580000.000000   5.046800   1       1       1
 5922596    480500.000000   477661.880000   19970301   2919.570000   61.200000   785000.000000   5.046800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 5922612      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      352
 5922646      WASHINGTON      MD         20880       1YCMT        3.000000       12.125000        3.000000       360      353
 5922653      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      353
 5922687      MCLEAN          VA         22101       1YCMT        3.000000       12.125000        3.000000       360      353
 5922703      OLNEY           MD         20832       1YCMT        3.000000       12.125000        3.000000       360      353
 5922729      WINSTON SAL     NC         27104       1YCMT        3.000000       12.500000        3.000000       360      352
 5922745      ROCKVILLE       MD         20852       1YCMT        3.000000       12.125000        3.000000       360      352
 5922760      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      353
 5922828      ROCKVILLE       MD         20855       1YCMT        3.000000       12.125000        3.000000       360      353
 5922836      ARLINGTON       VA         22204       1YCMT        3.000000       12.125000        3.000000       360      352
 5922885      HERNDON         VA         22070       1YCMT        3.000000       13.250000        3.000000       360      352
 592303       WASHINGTON      DC         20007       1YCMT        2.875000       14.875000        2.875000       360      226
 5923040      WINSTON-SAL     NC         27106       1YCMT        3.000000       12.125000        3.000000       360      353
 592311       ORANGE          VA         22960       1YCMT        2.875000       14.875000        2.875000       360      226
 5923123      CATONSVILLE     MD         21228       1YCMT        3.000000       12.125000        3.000000       360      353
 5923131      WASHINGTON      DC         20007       1YCMT        3.000000       12.125000        3.000000       360      353
 5923156      SYKESVILLE      MD         21784       1YCMT        3.000000       12.000000        3.000000       360      353
 5923222      WASHINGTON      DC         20007       1YCMT        3.000000       12.250000        3.000000       360      353
 5923263      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      353
 5923313      FAIRFAX         VA         22031       1YCMT        3.000000       12.125000        3.000000       360      353
 5923339      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      353
 5923396      MCLEAN          VA         22102       1YCMT        3.000000       12.125000        3.000000       360      353
 5923404      OLNEY           MD         20832       1YCMT        3.000000       12.125000        3.000000       360      352
 5923412      WILMINGTON      NC         28409       1YCMT        3.000000       12.000000        3.000000       360      352
 5923487      FAIRFAX         VA         22033       1YCMT        3.000000       12.125000        3.000000       360      353
 5923495      MILLERSVILL     MD         21146       1YCMT        3.000000       12.250000        3.000000       360      352
 5923586      CENTREVILLE     VA         22020       1YCMT        3.000000       12.125000        3.000000       360      353
 5923594      ADVANCE         NC         27006       1YCMT        3.000000       12.125000        3.000000       360      352
 5923628      WINSTON SAL     NC         27104       1YCMT        3.000000       12.125000        3.000000       360      353
 5923677      WILMINGTON      NC         28405       1YCMT        3.000000       12.125000        3.000000       360      355
 5923693      WILMINGTON      NC         28405       1YCMT        3.000000       12.125000        3.000000       360      354
 5923859      KINNELON        NJ         7405        1YCMT        3.000000       13.750000        3.000000       360      353
 5924022      NORTH POTOM     MD         20878       1YCMT        3.000000       13.750000        3.000000       360      354
 5924055      ELLICOTT CI     MD         21042       1YCMT        3.000000       12.125000        3.000000       360      353
 5924139      SUMMIT          NJ         7901        1YCMT        3.000000       13.875000        3.000000       360      353
 5924147      DOYLESTOWN      PA         18901       1YCMT        3.000000       12.250000        3.000000       360      353
 5924162      HILTON HEAD     SC         29938       1YCMT        3.000000       12.250000        3.000000       360      352
 5924220      RICHBORO        PA         18954       1YCMT        3.000000       12.250000        3.000000       360      353
 5924246      NEWTOWN         PA         18940       1YCMT        3.000000       12.250000        3.000000       360      353
 5924345      VIENNA          VA         22182       1YCMT        3.000000       12.250000        3.000000       360      353
 5924378      WASHINGTON      DC         20007       1YCMT        3.000000       12.250000        3.000000       360      353
 5924634      DAVIDSON        NC         28036       1YCMT        3.000000       12.125000        3.000000       360      353
 5924667      GAINESVILLE     VA         22065       1YCMT        3.000000       12.250000        3.000000       360      353
 5924683      ROCKVILLE       MD         20850       1YCMT        3.000000       13.250000        3.000000       360      352
 5924873      WOODSTOCK       MD         21163       1YCMT        3.000000       12.250000        3.000000       360      353
 5924964      PASADENA        MD         21122       1YCMT        3.000000       12.125000        3.000000       360      353
 5925177      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      353
 5925359      COCKEYSVILL     MD         21030       1YCMT        3.000000       12.250000        3.000000       360      354
 5925441      ALEXANDRIA      VA         22308       1YCMT        3.000000       12.250000        3.000000       360      353
 5925466      SILVER SPRI     MD         20910       1YCMT        3.000000       12.250000        3.000000       360      353
 5925524      LANDENBERG      PA         19350       1YCMT        3.000000       12.375000        3.000000       360      354
 5925565      DAVIDSONVIL     MD         21035       1YCMT        3.000000       12.250000        3.000000       360      353
 5925631      MOORESVILLE     NC         28115       1YCMT        3.000000       12.250000        3.000000       360      354
 5925649      CHARLOTTE       NC         28226       1YCMT        3.000000       12.250000        3.000000       360      353
 5925805      WASHINGTON      DC         20016       1YCMT        3.000000       13.250000        3.000000       360      353
 5925821      GOOCHLAND       VA         23063       1YCMT        3.000000       13.875000        3.000000       360      355
 5925888      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.250000        3.000000       360      354
 5925953      RICHMOND        VA         23226       1YCMT        3.000000       13.500000        3.000000       360      353
 5926035      BETHESDA        MD         20814       1YCMT        3.000000       12.250000        3.000000       360      353
 5926126      VIENNA          VA         22182       1YCMT        3.000000       12.250000        3.000000       360      354
 5926167      MILLERSVILL     MD         21108       1YCMT        3.000000       12.250000        3.000000       360      353
 5926183      STERLING        VA         20165       1YCMT        3.000000       12.375000        3.000000       360      353
 5926191      SPOTSYLVANI     VA         22553       1YCMT        3.000000       12.250000        3.000000       360      354
 5926225      NORTH BETHE     MD         20852       1YCMT        3.000000       12.250000        3.000000       360      354
 5926266      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      354
 5926282      FAIRFAX STA     VA         22039       1YCMT        2.875000       12.125000        2.875000       360      354
 5926290      CLEMMONS        NC         27012       1YCMT        3.000000       12.250000        3.000000       360      353
 5926324      GAITHERSBUR     MD         20877       1YCMT        3.000000       12.250000        3.000000       360      353
 5926373      OAKTON          VA         22124       1YCMT        3.000000       12.250000        3.000000       360      353
 5926407      VIENNA          VA         22182       1YCMT        3.000000       12.250000        3.000000       360      354
 5926464      FAIRFAX         VA         22033       1YCMT        3.000000       13.500000        3.000000       360      354
 5926480      FAIRFAX         VA         22033       1YCMT        3.000000       12.250000        3.000000       360      354
 5926506      NORTH POTOM     MD         20878       1YCMT        3.000000       12.250000        3.000000       360      354
 5926530      VIRGINIA BE     VA         23451       1YCMT        3.000000       12.250000        3.000000       360      354
 5926670      COLUMBIA        MD         21044       1YCMT        3.000000       12.250000        3.000000       360      354
 5926696      GREAT FALLS     VA         22066       1YCMT        3.000000       12.000000        3.000000       360      354
 5926712      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      354
 5926720      AVALON          NJ         8202        1YCMT        3.000000       12.125000        3.000000       360      353
 5926795      DULUTH          GA         30136       1YCMT        3.000000       12.125000        3.000000       360      354
 5926811      FAIRFAX         VA         22032       1YCMT        3.000000       12.125000        3.000000       360      354

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 5922612    468000.000000   464766.730000   19970201   2843.620000   80.000000   585000.000000   5.046800   1       1       3
 5922646    244000.000000   242560.060000   19970301   1482.570000   78.700000   310000.000000   5.046800   1       1       1
 5922653    430000.000000   427460.150000   19970301   2612.730000   75.400000   570000.000000   5.046800   1       1       1
 5922687    633400.000000   629346.450000   19970301   3848.610000   68.800000   920000.000000   5.046800   1       1       1
 5922703    244500.000000   243055.840000   19970301   1485.610000   79.600000   307000.000000   5.046800   1       1       1
 5922729    237500.000000   235972.390000   19970201   1501.170000   95.000000   256000.000000   5.421800   1       1       2
 5922745    275000.000000   273100.120000   19970201   1670.930000   64.700000   425000.000000   5.046800   1       1       1
 5922760    316000.000000   314133.530000   19970301   1920.050000   80.000000   395000.000000   5.046800   1       1       3
 5922828    448000.000000   445353.840000   19970301   2722.100000   80.000000   560000.000000   5.046800   1       1       1
 5922836    254400.000000   252557.450000   19970201   1504.880000   90.000000   283000.000000   4.796800   1       1       2
 5922885    231300.000000   230013.790000   19970201   1577.880000   90.000000   257000.000000   6.171800   1       1       1
 592303     525000.000000   458066.310000   19860801   4134.790000   70.000000   750000.000000   7.671800   1       1       1
 5923040    225600.000000   224267.490000   19970301   1370.770000   80.000000   308000.000000   5.046800   1       1       2
 592311     455000.000000   397106.100000   19860801   3584.520000   65.000000   700000.000000   7.671800   1       1       2
 5923123    300000.000000   298227.980000   19970301   1822.840000   76.400000   392500.000000   5.046800   1       1       1
 5923131    322500.000000   320595.090000   19970301   1959.550000   79.200000   407000.000000   5.046800  10       1       1
 5923156    219000.000000   217676.540000   19970301   1313.020000   70.600000   310000.000000   4.921800   1       1       1
 5923222    287000.000000   285344.660000   19970301   1767.110000   55.200000   520000.000000   5.171800  10       1       1
 5923263    468200.000000   465434.510000   19970301   2844.840000   78.000000   600000.000000   5.046800   1       1       1
 5923313    291000.000000   289281.170000   19970301   1768.150000   66.900000   435000.000000   5.046800   1       1       1
 5923339    235000.000000   233611.920000   19970301   1427.890000   67.100000   350000.000000   5.046800   1       1       3
 5923396    236000.000000   234605.990000   19970301   1433.970000   80.000000   295000.000000   5.046800   1       1       1
 5923404    238700.000000   236743.340000   19970201   1450.370000   89.400000   267000.000000   5.046800   1       1       1
 5923412    229500.000000   227877.710000   19970201   1375.970000   90.000000   255000.000000   4.921800   1       1       2
 5923487    265000.000000   263434.750000   19970301   1610.170000   74.200000   357000.000000   5.046800   1       1       1
 5923495    290000.000000   288043.490000   19970201   1785.580000   74.400000   390000.000000   5.171800   1       1       3
 5923586    222000.000000   220688.720000   19970301   1348.900000   67.900000   327000.000000   5.046800   1       1       1
 5923594    272000.000000   270120.770000   19970201   1652.710000   80.000000   348000.000000   5.046800   1       1       2
 5923628    300000.000000   298192.160000   19970301   1822.840000   64.700000   464000.000000   5.046800   1       1       3
 5923677    650000.000000   647453.540000   19970501   3949.470000   77.800000   835000.000000   5.046800   1       1       1
 5923693    375000.000000   373160.810000   19970401   2278.540000   51.700000   725000.000000   5.046800   1       1       3
 5923859    368000.000000   366293.840000   19970301   2541.690000   80.000000   465000.000000   6.296800   1       1       2
 5924022    296000.000000   294941.810000   19970401   2120.590000   80.000000   370000.000000   6.671800   1       1       1
 5924055    352000.000000   349920.900000   19970301   2138.790000   61.800000   570000.000000   5.046800   1       1       1
 5924139    500000.000000   497901.230000   19970301   3625.350000   80.000000   625000.000000   6.796800   1       1       3
 5924147    293000.000000   288482.200000   19970301   1804.060000   75.100000   390000.000000   5.171800   1       1       1
 5924162    328500.000000   326283.690000   19970201   2022.640000   90.000000   410000.000000   5.171800   1       1       2
 5924220    256000.000000   254523.450000   19970301   1576.240000   64.000000   400000.000000   5.171800   1       1       1
 5924246    330000.000000   328096.650000   19970301   2031.870000   57.900000   570000.000000   5.171800   1       1       1
 5924345    390400.000000   388148.300000   19970301   2403.760000   80.000000   488000.000000   5.171800   1       1       1
 5924378    662800.000000   658977.150000   19970301   4080.980000   69.800000   950000.000000   5.171800   1       1       1
 5924634    260000.000000   258465.600000   19970301   1579.790000   66.700000   390000.000000   5.046800   1       1       1
 5924667    453000.000000   447651.830000   19970301   2789.200000   77.400000   585000.000000   5.171800   1       1       1
 5924683    391200.000000   388917.590000   19970201   2602.670000   80.000000   550000.000000   5.921800   1       1       2
 5924873    253000.000000   251540.750000   19970301   1557.770000   70.300000   360000.000000   5.171800   1       1       1
 5924964    334550.000000   332573.910000   19970301   2032.770000   77.800000   430000.000000   5.046800   1       1       1
 5925177    281000.000000   279379.250000   19970301   1730.170000   79.200000   355000.000000   5.171800   1       1       1
 5925359    234750.000000   233394.890000   19970401   1445.400000   75.000000   313000.000000   5.171800   1       1       3
 5925441    386300.000000   384071.910000   19970301   2378.520000   76.500000   505000.000000   5.171800   1       1       1
 5925466    257000.000000   255010.830000   19970301   1582.400000   78.800000   326000.000000   5.171800   1       1       1
 5925524    400000.000000   398082.440000   19970401   2462.870000   80.000000   500000.000000   5.171800   1       1       1
 5925565    293000.000000   291310.010000   19970301   1804.060000   58.000000   505000.000000   5.171800   1       1       1
 5925631    258000.000000   256763.120000   19970401   1588.560000   73.700000   350000.000000   5.171800   1       1       1
 5925649    239550.000000   238168.290000   19970301   1474.960000   80.000000   303000.000000   5.171800   1       1       2
 5925805    320000.000000   318479.380000   19970301   2182.970000   80.000000   400000.000000   6.171800   1       1       3
 5925821    251250.000000   250551.510000   19970501   1821.740000   75.000000   335000.000000   6.796800   1       1       1
 5925888    315000.000000   313489.920000   19970401   1939.510000   89.400000   352500.000000   5.171800   1       1       1
 5925953    228150.000000   227092.200000   19970301   1575.780000   90.000000   258000.000000   6.296800   1       1       2
 5926035    234500.000000   233147.460000   19970301   1443.860000   85.000000   276000.000000   5.171800   5       1       1
 5926126    291000.000000   289251.300000   19970401   1791.740000   82.000000   355000.000000   5.171800   1       1       1
 5926167    275500.000000   271858.320000   19970301   1696.310000   73.900000   373000.000000   5.171800   1       1       1
 5926183    262350.000000   260836.830000   19970301   1615.340000   95.000000   290000.000000   5.171800   1       1       2
 5926191    580000.000000   576794.200000   19970401   3571.160000   80.000000   725000.000000   5.171800   1       1       1
 5926225    284400.000000   282809.660000   19970401   1751.100000   88.900000   320000.000000   5.171800  10       1       1
 5926266    387000.000000   379018.760000   19970401   2382.830000   51.600000   750000.000000   5.171800   1       1       1
 5926282    620500.000000   617151.970000   19970401   3571.950000   79.900000   777000.000000   4.546800   1       1       1
 5926290    225850.000000   224547.350000   19970301   1390.600000   90.000000   254000.000000   5.171800   1       1       2
 5926324    222000.000000   220719.530000   19970301   1366.900000   85.400000   260000.000000   5.171800   1       1       1
 5926373    348000.000000   345992.820000   19970301   2142.700000   79.100000   440000.000000   5.171800   1       1       1
 5926407    255000.000000   253778.840000   19970401   1570.080000   78.200000   326000.000000   5.171800   1       1       1
 5926464    220000.000000   219173.330000   19970401   1538.280000   80.000000   275000.000000   6.421800   1       1       3
 5926480    342000.000000   340360.460000   19970401   2105.760000   66.400000   515000.000000   5.171800   1       1       1
 5926506    242400.000000   241237.960000   19970401   1492.500000   70.300000   345000.000000   5.171800   1       1       1
 5926530    420000.000000   417986.530000   19970401   2586.020000   75.000000   560000.000000   5.171800   1       1       3
 5926670    250000.000000   248801.500000   19970401   1539.300000   77.600000   322000.000000   5.171800   1       1       1
 5926696    297000.000000   295506.790000   19970401   1780.670000   53.000000   560000.000000   4.921800   1       1       3
 5926712    370000.000000   368226.230000   19970401   2278.160000   30.800000  1200000.000000   5.171800   1       1       1
 5926720    490000.000000   487108.240000   19970301   2977.300000   70.000000   720000.000000   5.046800   1       1       2
 5926795    500000.000000   497545.180000   19970401   3038.060000   72.500000   690000.000000   5.046800   1       1       1
 5926811    324000.000000   322410.940000   19970401   1968.660000   77.700000   417000.000000   5.046800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 5926845      GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      354
 5926894      SILVER SPRI     MD         20905       1YCMT        3.000000       12.125000        3.000000       360      354
 5927009      MCLEAN          VA         22102       1YCMT        3.000000       12.125000        3.000000       360      354
 5927157      HERNDON         VA         20171       1YCMT        3.000000       13.875000        3.000000       360      354
 5927165      RESTON          VA         20194       1YCMT        3.000000       13.875000        3.000000       360      354
 5927199      MIDDLETOWN      NJ         7748        1YCMT        3.000000       12.375000        3.000000       360      353
 5927256      ARLINGTON       VA         22207       1YCMT        3.000000       12.250000        3.000000       360      353
 5927371      WASHINGTON      DC         20008       1YCMT        3.000000       12.375000        3.000000       360      353
 5927421      ASHTON          MD         20861       1YCMT        3.000000       12.250000        3.000000       360      354
 5927439      VIRGINIA BE     VA         23454       1YCMT        3.000000       13.500000        3.000000       360      353
 5927496      BROWN SUMMI     NC         27214       1YCMT        3.000000       12.125000        3.000000       360      353
 5927553      MOCKSVILLE      NC         27028       1YCMT        3.000000       12.250000        3.000000       360      353
 5927686      ALEXANDRIA      VA         22314       1YCMT        3.000000       12.375000        3.000000       360      354
 5927728      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.250000        3.000000       360      354
 5927736      TAKOMA PARK     MD         20912       1YCMT        3.000000       12.250000        3.000000       360      355
 5927744      VIENNA          VA         22181       1YCMT        3.000000       12.375000        3.000000       360      354
 5927751      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      354
 5927827      BETHESDA        MD         20814       1YCMT        3.000000       13.500000        3.000000       360      353
 5927843      WASHINGTON      DC         20015       1YCMT        3.000000       12.375000        3.000000       360      354
 5927934      GAITHERSBUR     MD         20879       1YCMT        3.000000       12.375000        3.000000       360      354
 5927991      ALEXANDRIA      VA         22314       1YCMT        3.000000       12.375000        3.000000       360      354
 5928155      MONETA          VA         24121       1YCMT        3.000000       12.250000        3.000000       360      354
 5928288      CLARKSVILLE     MD         21029       1YCMT        3.000000       12.250000        3.000000       360      354
 5928361      ELLICOTT CI     MD         21042       1YCMT        3.000000       12.250000        3.000000       360      354
 5928379      WASHINGTON      DC         20037       1YCMT        3.000000       12.250000        3.000000       360      355
 5928460      RICHMOND        VA         23233       1YCMT        3.000000       12.250000        3.000000       360      355
 5928528      TIMONIUM        MD         21093       1YCMT        3.000000       12.250000        3.000000       360      354
 5928544      WILMINGTON      NC         28409       1YCMT        3.000000       12.250000        3.000000       360      355
 5928551      MCLEAN          VA         22102       1YCMT        3.000000       12.250000        3.000000       360      354
 5928577      DAVIDSON        NC         28036       1YCMT        3.000000       12.250000        3.000000       360      355
 5928585      DAVIDSON        NC         28036       1YCMT        3.000000       12.250000        3.000000       360      354
 5928593      CORNELIUS       NC         28031       1YCMT        3.000000       12.500000        3.000000       360      355
 5928668      RICHBORO        PA         18954       1YCMT        3.000000       12.250000        3.000000       360      354
 5928684      WINSTON SAL     NC         27106       1YCMT        3.000000       12.625000        3.000000       360      353
 5928726      BALTIMORE       MD         21210       1YCMT        3.000000       13.875000        3.000000       360      354
 5928734      BURTONSVILL     MD         20866       1YCMT        3.000000       12.250000        3.000000       360      355
 5928767      ANNANDALE       VA         22003       1YCMT        3.000000       12.250000        3.000000       360      354
 5928858      WINSTON SAL     NC         27104       1YCMT        3.000000       12.125000        3.000000       360      353
 5928874      ALEXANDRIA      VA         22302       1YCMT        3.000000       12.250000        3.000000       360      354
 5928957      VIENNA          VA         22182       1YCMT        3.000000       12.250000        3.000000       360      354
 5929005      MCLEAN          VA         22101       1YCMT        3.000000       13.625000        3.000000       360      355
 5929195      OLNEY           MD         20832       1YCMT        3.000000       12.250000        3.000000       360      354
 5929203      GLEN ALLEN      VA         23060       1YCMT        3.000000       12.375000        3.000000       360      354
 5929237      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.250000        3.000000       360      354
 5929328      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      355
 5929351      GAITHERSBUR     MD         20877       1YCMT        3.000000       12.250000        3.000000       360      354
 5929377      COLUMBIA        MD         21044       1YCMT        3.000000       14.000000        3.000000       360      354
 5929427      PARKERFORD      PA         19457       1YCMT        3.500000       14.000000        3.500000       360      354
 5929450      MIDLOTHIAN      VA         23113       1YCMT        3.000000       12.250000        3.000000       360      354
 5929500      MARIETTA        GA         30068       1YCMT        3.000000       12.375000        3.000000       360      354
 5929518      ANNAPOLIS       MD         21401       1YCMT        3.000000       12.375000        3.000000       360      354
 5929567      WAYNE           PA         19087       1YCMT        3.000000       12.375000        3.000000       360      355
 5929575      BETHESDA        MD         20817       1YCMT        3.000000       12.375000        3.000000       360      354
 5929625      CORNELIUS       NC         28031       1YCMT        3.000000       12.375000        3.000000       360      355
 5929757      MOORESVILLE     NC         28115       1YCMT        3.000000       12.375000        3.000000       360      355
 5929781      PARSIPPANY-     NJ         7005        1YCMT        3.000000       12.250000        3.000000       360      356
 5929823      HINSDALE        IL         60521       1YCMT        2.875000       12.125000        2.875000       360      354
 5929922      MCLEAN          VA         22101       1YCMT        3.000000       12.375000        3.000000       360      354
 5929930      RICHMOND        VA         23229       1YCMT        3.000000       12.375000        3.000000       360      355
 5929955      DAVIDSONVIL     MD         21035       1YCMT        3.000000       12.375000        3.000000       360      354
 5930276      RANDOLPH        NJ         7869        1YCMT        3.000000       14.000000        3.000000       360      355
 5930326      POTOMAC         MD         20854       1YCMT        3.000000       12.000000        3.000000       360      355
 5930391      MCLEAN          VA         22101       1YCMT        3.000000       12.375000        3.000000       360      355
 5930482      CHARLOTTE       NC         28203       1YCMT        3.000000       14.000000        3.000000       360      354
 5930540      ARNOLD          MD         21012       1YCMT        3.000000       12.375000        3.000000       360      355
 5930631      WILMINGTON      NC         28405       1YCMT        3.000000       12.125000        3.000000       360      355
 5930656      WASHINGTON      DC         20007       1YCMT        3.000000       12.250000        3.000000       360      355
 5930672      MCLEAN          VA         22102       1YCMT        3.000000       12.250000        3.000000       360      355
 5930706      RICHMOND        VA         23226       1YCMT        3.000000       12.250000        3.000000       360      355
 5930813      VIENNA          VA         22182       1YCMT        3.000000       12.375000        3.000000       360      355
 5930920      OAKTON          VA         22124       1YCMT        2.875000       13.500000        2.875000       360      354
 5930946      ROCKVILLE       MD         20852       1YCMT        3.000000       12.250000        3.000000       360      355
 5930995      MCLEAN          VA         22101       1YCMT        3.000000       12.250000        3.000000       360      354
 5931035      ARLINGTON       VA         22207       1YCMT        3.000000       12.250000        3.000000       360      355
 5931043      ROCKVILLE       MD         20850       1YCMT        3.000000       12.250000        3.000000       360      355
 5931126      ROCKVILLE       MD         20852       1YCMT        3.000000       12.250000        3.000000       360      355
 5931415      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.375000        3.000000       360      354
 5931605      WASHINGTON      DC         20015       1YCMT        3.000000       12.250000        3.000000       360      355
 5931621      ELLICOTT CI     MD         21042       1YCMT        3.000000       12.250000        3.000000       360      354
 5931654      ARLINGTON       VA         22201       1YCMT        3.000000       12.125000        3.000000       360      355

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 5926845    294400.000000   290450.050000   19970401   1788.810000   80.000000   368000.000000   5.046800   1       1       1
 5926894    327000.000000   325394.550000   19970401   1986.890000   67.400000   485000.000000   5.046800   1       1       1
 5927009    340000.000000   338330.730000   19970401   2065.880000   73.900000   460000.000000   5.046800   1       1       1
 5927157    240750.000000   239867.590000   19970401   1704.020000   90.000000   267500.000000   6.546800   1       1       2
 5927165    416600.000000   415110.690000   19970401   2984.580000   90.000000   463000.000000   6.671800   1       1       2
 5927199    320000.000000   318197.930000   19970301   1996.380000   80.000000   400000.000000   5.296800   1       1       3
 5927256    348000.000000   318657.140000   19970301   2114.490000   62.100000   560000.000000   5.046800   1       1       1
 5927371    307500.000000   305768.300000   19970301   1918.400000   75.300000   408500.000000   5.296800   1       1       1
 5927421    297000.000000   295576.170000   19970401   1828.690000   90.000000   330000.000000   5.171800   1       1       1
 5927439    685500.000000   682399.460000   19970301   4793.120000   57.100000  1200200.000000   6.421800   1       1       1
 5927496    260000.000000   258464.270000   19970301   1579.790000   74.300000   350000.000000   5.046800   1       1       1
 5927553    249600.000000   248160.340000   19970301   1536.840000   80.000000   312000.000000   5.171800   1       1       1
 5927686    350000.000000   348361.810000   19970401   2183.550000   71.400000   490000.000000   5.296800  10       1       1
 5927728    294500.000000   293089.690000   19970401   1813.290000   79.600000   370000.000000   5.171800   1       1       1
 5927736    282400.000000   281319.760000   19970501   1738.790000   80.000000   353000.000000   5.171800   1       1       1
 5927744    286400.000000   285059.480000   19970401   1786.770000   80.000000   358000.000000   5.296800   1       1       1
 5927751    437000.000000   434954.590000   19970401   2726.320000   79.500000   550000.000000   5.296800   1       1       1
 5927827    440000.000000   438009.840000   19970301   3076.550000   80.000000   550000.000000   6.421800   1       1       3
 5927843    230800.000000   229719.720000   19970401   1439.900000   78.000000   296000.000000   5.296800   1       1       1
 5927934    250000.000000   248829.860000   19970401   1559.680000   79.400000   315000.000000   5.296800   1       1       1
 5927991    360000.000000   358315.000000   19970401   2245.940000   75.000000   480000.000000   5.296800  10       1       3
 5928155    423750.000000   421619.550000   19970401   2540.600000   75.000000   565000.000000   4.921800   1       1       3
 5928288    350000.000000   348322.100000   19970401   2155.020000   77.400000   452000.000000   5.171800   1       1       1
 5928361    232600.000000   231356.470000   19970401   1413.310000   70.900000   328000.000000   5.046800   1       1       1
 5928379    594000.000000   591727.840000   19970501   3657.370000   64.600000   920000.000000   5.171800   5       1       1
 5928460    541600.000000   539430.770000   19970501   3334.730000   80.000000   677000.000000   5.171800   1       1       1
 5928528    260000.000000   258753.570000   19970401   1600.870000   76.500000   340000.000000   5.171800   1       1       1
 5928544    244000.000000   243066.680000   19970501   1502.350000   80.000000   305000.000000   5.171800  10       1       3
 5928551    398000.000000   396094.040000   19970401   2450.560000   71.700000   555000.000000   5.171800   1       1       1
 5928577    320000.000000   318775.960000   19970501   1970.300000   70.300000   455000.000000   5.171800   1       1       1
 5928585    252000.000000   250791.920000   19970401   1551.610000   80.000000   315000.000000   5.171800   5       1       2
 5928593    272000.000000   271008.390000   19970501   1719.230000   78.800000   345000.000000   5.421800   1       1       1
 5928668    263000.000000   261739.190000   19970401   1619.340000   76.200000   345000.000000   5.171800   1       1       1
 5928684    251800.000000   250448.500000   19970301   1612.310000   95.000000   280000.000000   5.546800   1       1       2
 5928726    281500.000000   280518.510000   19970401   2041.080000   78.200000   360000.000000   6.796800   1       1       1
 5928734    220000.000000   216624.440000   19970501   1354.580000   84.600000   260000.000000   5.171800   1       1       1
 5928767    224000.000000   222926.160000   19970401   1379.210000   74.700000   300000.000000   5.171800   1       1       1
 5928858    278500.000000   273837.500000   19970301   1692.200000   88.100000   316000.000000   5.046800   1       1       1
 5928874    379900.000000   378078.810000   19970401   2339.110000   89.400000   425000.000000   5.171800   1       1       1
 5928957    249050.000000   247856.050000   19970401   1533.450000   85.000000   293000.000000   5.171800  10       1       1
 5929005    700000.000000   697954.040000   19970501   4954.560000   73.700000   950000.000000   6.546800   1       1       1
 5929195    288000.000000   286619.330000   19970401   1773.270000   80.000000   360000.000000   5.171800   1       1       1
 5929203    235000.000000   233901.250000   19970401   1466.100000   51.100000   460000.000000   5.296800   1       1       1
 5929237    300000.000000   298561.800000   19970401   1847.160000   80.000000   375000.000000   5.171800   1       1       1
 5929328    425000.000000   423412.860000   19970501   2651.450000   64.900000   655000.000000   5.296800   1       1       1
 5929351    288000.000000   286619.350000   19970401   1773.270000   80.000000   360000.000000   5.171800   1       1       1
 5929377    226900.000000   226068.360000   19970401   1605.990000   80.000000   284000.000000   6.546800   1       1       2
 5929427    700000.000000   697620.070000   19970401   5136.350000   68.600000  1020000.000000   6.921800   1       1       1
 5929450    357000.000000   355288.530000   19970401   2198.120000   66.100000   540000.000000   5.171800   1       1       1
 5929500    384000.000000   382201.330000   19970401   2395.670000   78.400000   490000.000000   5.296800   1       1       1
 5929518    250000.000000   248831.120000   19970401   1559.680000   73.500000   340000.000000   5.296800   1       1       1
 5929567    270000.000000   268994.420000   19970501   1684.450000   75.000000   360000.000000   5.296800   1       1       3
 5929575    299350.000000   297948.870000   19970401   1867.560000   78.800000   380000.000000   5.296800   1       1       1
 5929625    244000.000000   243090.000000   19970501   1522.250000   80.000000   305000.000000   5.296800   1       1       1
 5929757    406000.000000   404483.800000   19970501   2532.920000   70.600000   575000.000000   5.296800   1       1       1
 5929781    247200.000000   246492.650000   19970601   1522.060000   80.000000   309000.000000   5.171800   1       1       1
 5929823    276000.000000   274207.990000   19970401   1588.820000   80.000000   345000.000000   4.546800   1       1       2
 5929922    538000.000000   535481.870000   19970401   3356.430000   70.800000   760000.000000   5.296800   1       1       1
 5929930    368000.000000   366625.700000   19970501   2295.850000   80.000000   460000.000000   5.296800   1       1       1
 5929955    384000.000000   382202.650000   19970401   2395.670000   80.000000   480000.000000   5.296800   1       1       1
 5930276    391300.000000   390239.200000   19970501   2871.230000   80.000000   489550.000000   6.921800   1       1       2
 5930326    346500.000000   345076.500000   19970501   2049.680000   90.000000   386000.000000   4.796800   1       1       2
 5930391    386000.000000   384558.520000   19970501   2408.140000   79.600000   485000.000000   5.296800   1       1       1
 5930482    228000.000000   227205.080000   19970401   1653.160000   80.000000   285000.000000   6.796800   1       1       1
 5930540    257000.000000   256040.240000   19970501   1603.350000   84.300000   305000.000000   5.296800   1       1       1
 5930631    350000.000000   348562.080000   19970501   2070.390000   56.000000   625000.000000   4.796800   1       1       3
 5930656    300000.000000   298852.440000   19970501   1847.160000   65.900000   455000.000000   5.171800  10       1       1
 5930672    252000.000000   249020.380000   19970501   1551.610000   56.000000   450000.000000   5.171800   1       1       1
 5930706    308000.000000   306821.860000   19970501   1896.410000   86.800000   355000.000000   5.171800   1       1       1
 5930813    291500.000000   290343.100000   19970501   1818.590000   77.700000   375000.000000   5.296800   1       1       1
 5930920    528750.000000   526396.270000   19970401   3517.790000   75.000000   715000.000000   5.921800   1       1       2
 5930946    235000.000000   229076.230000   19970501   1446.940000   42.700000   550000.000000   5.171800   1       1       1
 5930995    363000.000000   361259.780000   19970401   2235.060000   55.800000   650000.000000   5.171800   1       1       1
 5931035    378000.000000   375888.660000   19970501   2327.420000   77.900000   485000.000000   5.171800   1       1       1
 5931043    329000.000000   327743.200000   19970501   2025.710000   79.500000   414000.000000   5.171800   1       1       1
 5931126    237000.000000   236093.440000   19970501   1459.250000   45.600000   520000.000000   5.171800   1       1       3
 5931415    286000.000000   284662.820000   19970401   1784.270000   74.100000   387000.000000   5.296800   1       1       2
 5931605    260000.000000   259005.450000   19970501   1600.870000   44.100000   590000.000000   5.171800   1       1       1
 5931621    351500.000000   349816.720000   19970401   2164.250000   89.700000   392000.000000   5.171800   1       1       1
 5931654    309600.000000   308388.640000   19970501   1881.170000   80.000000   390000.000000   5.046800   1       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 5931688      FALLS CHURC     VA         22044       1YCMT        3.000000       12.250000        3.000000       360      355
 5931894      LITTLE SILV     NJ         7739        1YCMT        3.000000       13.625000        3.000000       360      354
 5931951      ARNOLD          MD         21012       1YCMT        3.000000       12.375000        3.000000       360      354
 5931969      ASHLAND         VA         23005       1YCMT        3.000000       13.375000        3.000000       360      356
 5932082      POTOMAC         MD         20854       1YCMT        3.000000       13.375000        3.000000       360      354
 5932140      DENVER          NC         28037       1YCMT        3.000000       12.375000        3.000000       360      356
 5932249      MCLEAN          VA         22102       1YCMT        3.000000       12.250000        3.000000       360      355
 5932256      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      355
 5932264      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      354
 5932272      CHESAPEAKE      VA         23320       1YCMT        3.000000       12.375000        3.000000       360      355
 5932280      PRINCETON       NJ         8540        1YCMT        3.000000       12.250000        3.000000       360      355
 5932421      BRONX           NY         10463       1YCMT        3.000000       13.875000        3.000000       360      356
 5932462      ARNOLD          MD         21012       1YCMT        3.000000       12.250000        3.000000       360      355
 5932470      WASHINGTON      DC         20007       1YCMT        3.000000       12.250000        3.000000       360      355
 5932504      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.250000        3.000000       360      355
 5932512      CLIFTON         VA         22024       1YCMT        3.000000       12.250000        3.000000       360      354
 5932660      DARNESTOWN      MD         20874       1YCMT        3.000000       12.125000        3.000000       360      354
 5932686      WASHINGTON      DC         20015       1YCMT        3.000000       12.250000        3.000000       360      355
 5932694      ROCKVILLE       MD         20852       1YCMT        3.000000       12.250000        3.000000       360      355
 5932918      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      355
 5932934      BALTIMORE       MD         21208       1YCMT        3.000000       12.250000        3.000000       360      355
 5932959      ANNAPOLIS       MD         21403       1YCMT        3.000000       12.250000        3.000000       360      355
 5932967      BLYTHEWOOD      SC         29016       1YCMT        3.000000       13.250000        3.000000       360      354
 5932991      ALEXANDRIA      VA         22307       1YCMT        3.000000       12.250000        3.000000       360      355
 5933049      POTOMAC         MD         20854       1YCMT        3.000000       12.000000        3.000000       360      354
 5933072      WASHINGTON      DC         20015       1YCMT        3.000000       12.250000        3.000000       360      355
 5933106      BALTIMORE       MD         21286       1YCMT        3.000000       12.125000        3.000000       360      355
 5933171      POTOMAC         MD         20854       1YCMT        3.000000       12.125000        3.000000       360      354
 5933221      ALEXANDRIA      VA         22314       1YCMT        3.000000       12.250000        3.000000       360      355
 5933262      GLENELG         MD         21737       1YCMT        3.000000       12.250000        3.000000       360      355
 5933270      TRUMBULL        CT         6611        1YCMT        3.000000       12.125000        3.000000       360      355
 5933395      MIDDLETOWN      MD         21769       1YCMT        3.000000       12.250000        3.000000       360      355
 5933403      LEXINGTON       SC         29072       1YCMT        3.000000       13.375000        3.000000       360      355
 5933411      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.250000        3.000000       360      355
 5933577      WASHINGTON      DC         20002       1YCMT        3.000000       12.250000        3.000000       360      355
 5933726      ARLINGTON       VA         22207       1YCMT        3.000000       12.125000        3.000000       360      355
 5933734      WASHINGTON      DC         20015       1YCMT        3.000000       12.125000        3.000000       360      355
 5933775      GAITHERSBUR     MD         20878       1YCMT        3.000000       12.125000        3.000000       360      355
 5933783      OAKTON          VA         22124       1YCMT        3.000000       12.125000        3.000000       360      355
 5933858      CLARKSVILLE     MD         21029       1YCMT        3.000000       12.000000        3.000000       360      355
 5933874      ALEXANDRIA      VA         22302       1YCMT        3.000000       12.125000        3.000000       360      355
 5933890      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.125000        3.000000       360      355
 5933908      WASHINGTON      DC         20010       1YCMT        3.000000       12.125000        3.000000       360      355
 5933916      FORT WASHIN     MD         20744       1YCMT        3.000000       12.125000        3.000000       360      355
 5933973      BALTIMORE       MD         21218       1YCMT        3.000000       12.125000        3.000000       360      356
 5933981      VIENNA          VA         22182       1YCMT        3.000000       12.125000        3.000000       360      354
 5934070      WILMINGTON      NC         28405       1YCMT        3.000000       12.125000        3.000000       360      354
 5934088      BETHESDA        MD         20816       1YCMT        3.000000       12.000000        3.000000       360      355
 5934112      ANNANDALE       VA         22003       1YCMT        3.000000       12.125000        3.000000       360      355
 5934179      POOLESVILLE     MD         20837       1YCMT        3.000000       12.125000        3.000000       360      355
 5934203      DARNESTOWN      MD         20874       1YCMT        3.000000       13.250000        3.000000       360      356
 5934260      GLEN ARM        MD         21057       1YCMT        3.000000       12.125000        3.000000       360      355
 5934286      MILLERSVILL     MD         21108       1YCMT        3.000000       12.125000        3.000000       360      355
 5934310      CARY            NC         27511       1YCMT        3.000000       12.125000        3.000000       360      356
 5934443      CHEVY CHASE     MD         20815       1YCMT        3.000000       12.250000        3.000000       360      356
 5934534      BETHESDA        MD         20816       1YCMT        3.000000       12.250000        3.000000       360      356
 5934724      VIENNA          VA         22182       1YCMT        3.000000       12.250000        3.000000       360      354
 5934823      GARRETT PAR     MD         20896       1YCMT        3.000000       12.250000        3.000000       360      356
 5934880      POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      355
 5934906      BERNARDS TO     NJ         7920        1YCMT        3.000000       12.375000        3.000000       360      355
 5934948      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      355
 5934955      CENTREVILLE     VA         22020       1YCMT        3.000000       13.500000        3.000000       360      355
 5934971      ASHBURN         VA         22011       1YCMT        3.000000       12.250000        3.000000       360      356
 5934989      GERMANTOWN      MD         20876       1YCMT        3.000000       12.250000        3.000000       360      355
 5935101      COCKEYSVILL     MD         21030       1YCMT        3.000000       12.250000        3.000000       360      356
 5935150      POTOMAC         MD         20854       1YCMT        3.000000       13.375000        3.000000       360      355
 5935168      GREAT FALLS     VA         22066       1YCMT        3.000000       12.250000        3.000000       360      355
 5935184      MOORESVILLE     NC         28115       1YCMT        3.000000       12.125000        3.000000       360      355
 5935267      BETHESDA        MD         20817       1YCMT        3.000000       12.250000        3.000000       360      355
 5935283      ASHTON          MD         20861       1YCMT        3.000000       12.250000        3.000000       360      355
 5935382      DICKERSON       MD         20842       1YCMT        3.000000       12.250000        3.000000       360      355
 5935416      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.250000        3.000000       360      355
 5935424      MILLERSVILL     MD         21108       1YCMT        3.000000       13.375000        3.000000       360      355
 5935465      WASHINGTON      DC         20016       1YCMT        3.000000       12.250000        3.000000       360      355
 5935671      BERNARDS TO     NJ         7920        1YCMT        3.000000       13.750000        3.000000       360      356
 5935697      OAKTON          VA         22124       1YCMT        3.000000       12.250000        3.000000       360      356
 5935739      CLEMSON         SC         29631       1YCMT        3.000000       12.375000        3.000000       360      356
 5935747      CLEMSON         SC         29631       1YCMT        3.000000       12.375000        3.000000       360      356
 5935762      WILMINGTON      NC         28403       1YCMT        3.000000       12.250000        3.000000       360      356
 5935861      FALLS CHURC     VA         22043       1YCMT        3.000000       12.375000        3.000000       360      356

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 5931688    222000.000000   221150.790000   19970501   1366.900000   65.300000   340000.000000   5.171800   1       1       1
 5931894    348000.000000   346659.630000   19970401   2403.550000   80.000000   435000.000000   6.296800   1       1       2
 5931951    430000.000000   427987.350000   19970401   2682.650000   79.600000   540000.000000   5.296800   1       1       1
 5931969    426750.000000   425769.820000   19970601   2947.460000   75.000000   569000.000000   6.296800   1       1       1
 5932082    379000.000000   377540.230000   19970401   2617.660000   66.500000   570000.000000   6.296800   1       1       1
 5932140    342000.000000   341046.360000   19970601   2133.640000   79.500000   430000.000000   5.296800   1       1       1
 5932249    450000.000000   448164.520000   19970501   2770.730000   57.000000   789000.000000   5.171800   1       1       1
 5932256    700000.000000   697322.380000   19970501   4310.030000   72.500000   965000.000000   5.171800   1       1       1
 5932264    348000.000000   346331.710000   19970401   2142.700000   80.000000   435000.000000   5.171800   1       1       1
 5932272    224000.000000   223163.490000   19970501   1397.470000   80.000000   280000.000000   5.296800   1       1       1
 5932280    350000.000000   348661.180000   19970501   2155.020000   53.800000   650000.000000   5.171800   1       1       1
 5932421    225000.000000   224544.030000   19970601   1650.980000   90.000000   250000.000000   6.921800  00       1       2
 5932462    252000.000000   251036.050000   19970501   1551.610000   75.000000   336000.000000   5.171800   1       1       1
 5932470    580000.000000   577781.440000   19970501   3571.160000   69.900000   830000.000000   5.171800   1       1       1
 5932504    265000.000000   263986.310000   19970501   1631.660000   74.000000   358000.000000   5.171800   1       1       1
 5932512    327000.000000   325432.370000   19970401   2013.400000   75.200000   435000.000000   5.171800   1       1       1
 5932660    288000.000000   286586.040000   19970401   1749.920000   79.300000   363000.000000   5.046800   1       1       1
 5932686    324000.000000   322760.640000   19970501   1994.930000   72.000000   450000.000000   5.171800   1       1       3
 5932694    261000.000000   260001.620000   19970501   1607.030000   79.600000   328000.000000   5.171800   1       1       1
 5932918    260000.000000   256498.070000   19970501   1600.870000   80.000000   325000.000000   5.171800   1       1       1
 5932934    266250.000000   262100.190000   19970501   1639.350000   75.000000   355000.000000   5.171800   1       1       1
 5932959    267000.000000   265978.680000   19970501   1643.970000   53.400000   500000.000000   5.171800   1       1       1
 5932967    300800.000000   299612.450000   19970401   2051.990000   80.000000   376000.000000   6.171800   1       1       1
 5932991    333300.000000   332025.070000   19970501   2052.190000   77.200000   432000.000000   5.171800   1       1       1
 5933049    437000.000000   434802.930000   19970401   2620.040000   74.700000   585000.000000   4.921800   1       1       1
 5933072    392000.000000   390299.360000   19970501   2413.620000   80.000000   490000.000000   5.171800   1       1       1
 5933106    372000.000000   370542.610000   19970501   2260.320000   78.300000   475000.000000   5.046800   1       1       1
 5933171    505000.000000   502520.640000   19970401   3068.440000   79.800000   633000.000000   5.046800   1       1       1
 5933221    291000.000000   289886.880000   19970501   1791.740000   78.600000   370000.000000   5.171800  10       1       1
 5933262    233000.000000   232108.710000   19970501   1434.630000   71.700000   325000.000000   5.171800   1       1       1
 5933270    284800.000000   283684.240000   19970501   1730.480000   80.000000   356000.000000   5.046800   1       1       1
 5933395    231000.000000   229765.340000   19970501   1422.310000   89.500000   258000.000000   5.171800   1       1       1
 5933403    425000.000000   423696.500000   19970501   2935.370000   84.700000   502000.000000   6.296800   1       1       2
 5933411    224000.000000   223143.170000   19970501   1379.210000   80.000000   280000.000000   5.171800   1       1       1
 5933577    295300.000000   294170.410000   19970501   1818.220000   79.800000   370000.000000   5.171800  10       1       1
 5933726    295000.000000   293844.270000   19970501   1792.460000   72.000000   410000.000000   5.046800  10       1       1
 5933734    249500.000000   248522.550000   19970501   1515.990000   76.800000   325000.000000   5.046800   1       1       1
 5933775    233500.000000   232585.190000   19970501   1418.780000   76.200000   306450.000000   5.046800   1       1       1
 5933783    387000.000000   385483.840000   19970501   2351.460000   79.000000   490000.000000   5.046800   1       1       1
 5933858    375000.000000   373287.370000   19970501   2248.320000   73.200000   512000.000000   4.921800   1       1       1
 5933874    346000.000000   342592.190000   19970501   2102.340000   80.000000   432500.000000   5.046800   1       1       1
 5933890    360000.000000   358589.640000   19970501   2187.400000   79.800000   451000.000000   5.046800   1       1       1
 5933908    235300.000000   234378.170000   19970501   1429.710000   76.600000   307000.000000   5.046800   1       1       1
 5933916    385000.000000   383491.660000   19970501   2339.310000   74.800000   515000.000000   5.046800   1       1       3
 5933973    496000.000000   494546.360000   19970601   3013.750000   70.900000   700000.000000   5.046800   1       1       1
 5933981    310500.000000   308975.530000   19970401   1886.640000   77.600000   400000.000000   5.046800   1       1       1
 5934070    272000.000000   270664.540000   19970401   1652.710000   80.000000   355000.000000   5.046800   1       1       2
 5934088    445000.000000   441603.630000   19970501   2668.000000   74.200000   600000.000000   4.921800   1       1       1
 5934112    314000.000000   312771.440000   19970501   1907.900000   78.500000   400000.000000   5.046800   1       1       1
 5934179    233750.000000   232834.250000   19970501   1420.290000   78.400000   298000.000000   5.046800   1       1       1
 5934203    425850.000000   424849.400000   19970601   2905.050000   79.600000   535000.000000   6.171800   1       1       2
 5934260    385000.000000   383491.660000   19970501   2339.310000   77.800000   495000.000000   5.046800   1       1       1
 5934286    300000.000000   298824.680000   19970501   1822.840000   72.300000   415000.000000   5.046800   1       1       3
 5934310    235500.000000   234708.770000   19970601   1430.930000   80.000000   298000.000000   5.046800   1       1       2
 5934443    378250.000000   377169.540000   19970601   2328.960000   78.000000   485000.000000   5.171800   1       1       1
 5934534    248300.000000   247589.510000   19970601   1528.830000   73.000000   340000.000000   5.171800   1       1       1
 5934724    490000.000000   486205.630000   19970401   3017.020000   79.700000   615000.000000   5.171800   1       1       1
 5934823    266500.000000   265737.430000   19970601   1640.890000   77.200000   345000.000000   5.171800   1       1       1
 5934880    284500.000000   283413.160000   19970501   1751.720000   77.900000   365000.000000   5.171800   1       1       1
 5934906    425000.000000   423412.860000   19970501   2651.450000   70.800000   600000.000000   5.296800   1       1       1
 5934948    319000.000000   317781.390000   19970501   1964.140000   78.600000   406000.000000   5.171800  10       1       1
 5934955    723750.000000   721471.040000   19970501   4937.260000   75.000000   965000.000000   6.171800   1       1       1
 5934971    260000.000000   259256.030000   19970601   1600.870000   80.000000   325000.000000   5.171800   1       1       1
 5934989    219000.000000   218162.250000   19970501   1348.430000   89.400000   245000.000000   5.171800   1       1       1
 5935101    762000.000000   759819.620000   19970601   4691.770000   63.500000  1200000.000000   5.171800   1       1       1
 5935150    562500.000000   558543.660000   19970501   3885.050000   75.000000   750000.000000   6.296800   1       1       1
 5935168    395000.000000   393489.050000   19970501   2432.090000   72.200000   547000.000000   5.171800   1       1       1
 5935184    450000.000000   448237.060000   19970501   2734.250000   72.000000   625000.000000   5.046800   1       1       1
 5935267    434000.000000   432339.880000   19970501   2672.220000   77.500000   560000.000000   5.171800   1       1       1
 5935283    377000.000000   375557.910000   19970501   2321.260000   79.000000   477000.000000   5.171800   1       1       1
 5935382    320000.000000   318775.960000   19970501   1970.300000   74.400000   430000.000000   5.171800   1       1       3
 5935416    266200.000000   265181.750000   19970501   1639.040000   78.500000   339000.000000   5.171800   1       1       1
 5935424    259000.000000   257568.980000   19970501   1788.850000   89.300000   290000.000000   6.296800   1       1       1
 5935465    224000.000000   223144.300000   19970501   1379.210000   80.000000   280000.000000   5.171800   1       1       1
 5935671    250000.000000   249467.200000   19970601   1791.040000   57.500000   440000.000000   6.671800   1       1       2
 5935697    346900.000000   345907.370000   19970601   2135.930000   70.800000   490000.000000   5.171800   1       1       1
 5935739    262000.000000   261268.140000   19970601   1634.540000   78.400000   334000.000000   5.296800   1       1       1
 5935747    440000.000000   435754.940000   19970601   2745.030000   80.000000   550000.000000   5.296800   1       1       3
 5935762    440000.000000   438745.410000   19970601   2709.160000   67.700000   650000.000000   5.171800   1       1       1
 5935861    283200.000000   282408.920000   19970601   1766.800000   84.000000   337000.000000   5.296800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 5935879      BETHESDA        MD         20816       1YCMT        3.000000       12.375000        3.000000       360      356
 5936117      LUTHERVILLE     MD         21093       1YCMT        3.000000       12.375000        3.000000       360      356
 5936141      ANNANDALE       VA         22003       1YCMT        3.000000       12.125000        3.000000       360      355
 5936190      RICHMOND        VA         23221       1YCMT        3.000000       12.375000        3.000000       360      356
 5936323      OLD TAPPAN      NJ         7675        1YCMT        3.000000       14.000000        3.000000       360      356
 5936372      WASHINGTON      DC         20015       1YCMT        3.000000       12.250000        3.000000       360      356
 5936398      SILVER SPRI     MD         20904       1YCMT        3.000000       12.375000        3.000000       360      356
 5936448      WINSTON SAL     NC         27104       1YCMT        3.000000       12.375000        3.000000       360      356
 5936497      GREAT FALLS     VA         22066       1YCMT        3.000000       13.375000        3.000000       360      355
 5936521      WINSTON-SAL     NC         27106       1YCMT        3.000000       12.375000        3.000000       360      355
 5936588      CHARLOTTE       NC         28207       1YCMT        3.000000       13.875000        3.000000       360      355
 5936612      ROCKVILLE       MD         20852       1YCMT        3.000000       13.375000        3.000000       360      356
 5936646      ANNAPOLIS       MD         21401       1YCMT        3.000000       13.875000        3.000000       360      356
 5936844      POUND RIDGE     NY         10576       1YCMT        3.000000       13.625000        3.000000       360      355
 5936869      WAYNE           PA         19087       1YCMT        3.000000       13.375000        3.000000       360      356
 5936927      WESTFIELD T     NJ         7090        1YCMT        3.000000       14.000000        3.000000       360      358
 5936984      STEVENSVILL     MD         21666       1YCMT        3.000000       13.375000        3.000000       360      356
 5937016      POTOMAC         MD         20854       1YCMT        3.000000       12.375000        3.000000       360      356
 5937032      MORRIS TOWN     NJ         7960        1YCMT        3.000000       13.375000        3.000000       360      356
 5937057      CLARKSVILLE     MD         21044       1YCMT        3.000000       13.375000        3.000000       360      355
 5937073      CHARLOTTE       NC         28226       1YCMT        3.000000       13.375000        3.000000       360      356
 5937156      ASHBURN         VA         20147       1YCMT        3.000000       12.500000        3.000000       360      357
 5937180      COLTS NECK      NJ         7722        1YCMT        3.000000       14.000000        3.000000       360      356
 5937248      BROOKLINE       MA         2146        1YCMT        3.000000       13.250000        3.000000       360      357
 5937263      ALEXANDRIA      VA         22306       1YCMT        3.000000       13.375000        3.000000       360      355
 5937289      DAMASCUS        MD         20872       1YCMT        3.000000       12.500000        3.000000       360      356
 5937370      BERKELEY HE     NJ         7922        1YCMT        3.000000       13.875000        3.000000       360      358
 5937560      WASHINGTON      DC         20008       1YCMT        3.000000       13.375000        3.000000       360      355
 5937578      ELLICOTT CI     MD         21042       1YCMT        3.000000       13.750000        3.000000       360      355
 5937628      BUMPASS         VA         23024       1YCMT        3.000000       13.875000        3.000000       360      357
 5937701      ANNAPOLIS       MD         21403       1YCMT        3.000000       13.500000        3.000000       360      355
 5937727      MOUNT AIRY      MD         21771       1YCMT        3.000000       13.500000        3.000000       360      355
 5937966      NORTH POTOM     MD         20878       1YCMT        3.000000       13.625000        3.000000       360      356
 5938030      CHESTER BOR     NJ         7930        1YCMT        3.000000       12.250000        3.000000       360      356
 5938238      WAYNESBORO      VA         22980       1YCMT        3.000000       12.125000        3.000000       360      357
 5938279      OAKTON          VA         22124       1YCMT        3.000000       13.625000        3.000000       360      356
 5938410      ROSWELL         GA         30075       1YCMT        3.000000       13.625000        3.000000       360      356
 5938592      GREAT FALLS     VA         22066       1YCMT        3.000000       13.625000        3.000000       360      358
 5938626      POTOMAC         MD         20854       1YCMT        3.000000       13.625000        3.000000       360      355
 5938642      GAITHERSBUR     MD         20877       1YCMT        3.000000       12.750000        3.000000       360      355
 5938709      TOWSON          MD         21204       1YCMT        3.000000       13.750000        3.000000       360      355
 5938824      GREENSBORO      NC         27407       1YCMT        3.000000       13.625000        3.000000       360      355
 5939194      FALLS CHURC     VA         22041       1YCMT        3.000000       13.750000        3.000000       360      356
 5939293      ALPHARETTA      GA         30202       1YCMT        3.000000       14.250000        3.000000       360      355
 5939574      ALEXANDRIA      VA         22304       1YCMT        3.000000       13.775000        3.000000       360      356
 5939608      GERMANTOWN      MD         20874       1YCMT        3.000000       13.625000        3.000000       360      357
 5939822      WARREN          NJ         7059        1YCMT        3.000000       13.625000        3.000000       360      357
 5939913      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.625000        3.000000       360      357
 5940077      CABIN JOHN      MD         20818       1YCMT        3.000000       13.625000        3.000000       360      356
 5940093      HAMPSTEAD       NC         28443       1YCMT        3.000000       13.625000        3.000000       360      356
 5940184      LITHONIA        GA         30058       1YCMT        3.000000       13.750000        3.000000       360      357
 5940234      RICHMOND        VA         23220       1YCMT        3.000000       13.750000        3.000000       360      356
 5940341      BETHESDA        MD         20816       1YCMT        3.000000       13.875000        3.000000       360      356
 5940358      SHERWOOD FO     MD         21405       1YCMT        2.875000       13.750000        2.875000       360      357
 5940598      CHARLOTTE       NC         28214       1YCMT        2.875000       13.750000        2.875000       360      358
 5940630      FAIRFAX         VA         22031       1YCMT        3.000000       14.000000        3.000000       360      356
 5940770      WINCHESTER      VA         22601       1YCMT        3.000000       13.750000        3.000000       360      356
 5940788      SPARKS          MD         21152       1YCMT        3.000000       13.875000        3.000000       360      356
 5940960      ALPHARETTA      GA         30004       1YCMT        3.000000       13.875000        3.000000       360      357
 5941034      WASHINGTON      DC         20016       1YCMT        3.000000       13.625000        3.000000       360      356
 5941166      MCLEAN          VA         22102       1YCMT        2.875000       13.875000        2.875000       360      357
 5941190      TROY            VA         22974       1YCMT        3.000000       13.875000        3.000000       360      357
 5941224      HERNDON         VA         20171       1YCMT        3.000000       14.000000        3.000000       360      356
 5941240      GREAT FALLS     VA         22066       1YCMT        2.875000       13.875000        2.875000       360      356
 5941505      ALPHARETTA      GA         30201       1YCMT        2.875000       13.875000        2.875000       360      357
 5941521      WASHINGTON      DC         20016       1YCMT        3.000000       13.875000        3.000000       360      357
 5941554      DARNESTOWN      MD         20878       1YCMT        3.000000       13.875000        3.000000       360      356
 5941760      WOODCLIFF L     NJ         7675        1YCMT        3.000000       13.875000        3.000000       360      357
 5941802      SILVER SPRI     MD         20905       1YCMT        3.000000       14.000000        3.000000       360      356
 5941877      FAIRFAX STA     VA         22039       1YCMT        3.000000       13.875000        3.000000       360      356
 5942024      ATLANTA         GA         30327       1YCMT        3.000000       14.000000        3.000000       360      357
 5942057      VIENNA          VA         22182       1YCMT        3.000000       13.875000        3.000000       360      357
 5942123      GAITHERSBUR     MD         20878       1YCMT        3.000000       13.750000        3.000000       360      356
 5942198      WASHINGTON      DC         20003       1YCMT        3.000000       13.750000        3.000000       360      356
 5942214      WASHINGTON      DC         20016       1YCMT        3.125000       14.000000        3.125000       360      357
 5942412      ROUND HILL      VA         20141       1YCMT        3.000000       13.625000        3.000000       360      358
 5942438      RALEIGH         NC         27615       1YCMT        3.000000       12.375000        3.000000       360      357
 5942651      FAIRFAX STA     VA         22039       1YCMT        3.000000       14.000000        3.000000       360      357
 5942974      CUMMING         GA         30130       1YCMT        3.000000       12.500000        3.000000       360      356
 5943014      HAYMARKET       VA         20169       1YCMT        3.000000       13.875000        3.000000       360      357

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 5935879    264000.000000   263262.540000   19970601   1647.020000   80.000000   330000.000000   5.296800   1       1       1
 5936117    250500.000000   249800.240000   19970601   1562.800000   64.200000   390000.000000   5.296800   1       1       1
 5936141    383000.000000   379484.380000   19970501   2327.150000   79.000000   485000.000000   5.046800   1       1       1
 5936190    225000.000000   224371.480000   19970601   1403.710000   68.200000   330000.000000   5.296800   1       1       1
 5936323    324000.000000   323343.440000   19970601   2377.400000   80.000000   405000.000000   6.921800   1       1       3
 5936372    284000.000000   283187.360000   19970601   1748.640000   80.000000   359000.000000   5.171800   1       1       2
 5936398    319000.000000   318110.490000   19970601   1990.150000   75.100000   425000.000000   5.296800   1       1       1
 5936448    333600.000000   332668.130000   19970601   2081.230000   80.000000   420000.000000   5.296800   1       1       2
 5936497    269000.000000   268173.660000   19970501   1857.920000   63.300000   425000.000000   6.296800   1       1       1
 5936521    501600.000000   499731.830000   19970501   3129.340000   80.000000   631000.000000   5.296800   1       1       2
 5936588    272000.000000   271243.840000   19970501   1972.190000   80.000000   340000.000000   6.796800   1       1       3
 5936612    260000.000000   259404.060000   19970601   1795.760000   44.800000   580000.000000   6.296800   1       1       3
 5936646    248000.000000   247430.570000   19970601   1755.330000   80.000000   315000.000000   6.546800   1       1       2
 5936844    468000.000000   466562.370000   19970501   3232.360000   80.000000   600000.000000   6.296800   1       1       2
 5936869    584000.000000   582627.800000   19970601   3983.910000   79.500000   735000.000000   6.171800   1       1       1
 5936927    382500.000000   381930.030000   19970801   2740.280000   90.000000   425000.000000   6.671800   1       1       2
 5936984    355000.000000   354184.620000   19970601   2451.900000   40.600000   875000.000000   6.296800   1       1       1
 5937016    268000.000000   267206.380000   19970601   1671.980000   80.000000   335000.000000   5.296800   1       1       2
 5937032    271200.000000   270529.170000   19970601   1804.310000   80.000000   340000.000000   5.921800   1       1       2
 5937057    258900.000000   258086.010000   19970501   1766.160000   80.000000   324000.000000   6.171800   1       1       2
 5937073    316800.000000   316072.370000   19970601   2188.060000   90.000000   352000.000000   6.296800   1       1       3
 5937156    316000.000000   315428.670000   19970701   1997.340000   89.300000   354000.000000   5.421800   1       1       1
 5937180    286500.000000   284156.050000   19970601   2102.240000   75.000000   382000.000000   6.921800   1       1       1
 5937248    624000.000000   623023.500000   19970701   4256.780000   80.000000   790000.000000   6.171800   1       1       2
 5937263    268800.000000   267974.270000   19970501   1856.540000   80.000000   336000.000000   6.296800   1       1       1
 5937289    576000.000000   574429.360000   19970601   3640.720000   80.000000   720000.000000   5.421800   1       1       1
 5937370    272100.000000   271912.740000   19970801   1972.920000   77.700000   350000.000000   6.796800   1       1       1
 5937560    637500.000000   635541.680000   19970501   4403.060000   75.000000   870000.000000   6.296800   1       1       2
 5937578    222300.000000   221582.550000   19970501   1497.680000   90.000000   247000.000000   6.046800   1       1       2
 5937628    450000.000000   448625.750000   19970701   3262.820000   60.000000   750000.000000   6.796800   1       1       1
 5937701    410000.000000   408740.520000   19970501   2831.770000   74.500000   550000.000000   6.296800   1       1       1
 5937727    238500.000000   237785.330000   19970501   1667.630000   78.800000   302500.000000   6.421800   1       1       1
 5937966    292000.000000   290837.930000   19970601   1967.260000   80.000000   365000.000000   6.046800   1       1       1
 5938030    368000.000000   366947.020000   19970601   2265.840000   80.000000   460000.000000   5.171800   1       1       2
 5938238    320000.000000   319376.360000   19970701   1944.360000   80.000000   406500.000000   5.046800   1       1       2
 5938279    230400.000000   229870.800000   19970601   1591.320000   80.000000   288000.000000   6.296800   1       1       2
 5938410    232000.000000   231406.210000   19970601   1642.090000   74.800000   310000.000000   6.546800   1       1       1
 5938592    527800.000000   527417.990000   19970801   3735.740000   80.000000   662000.000000   6.546800   1       1       2
 5938626    258800.000000   258044.760000   19970501   1831.780000   80.000000   323500.000000   6.546800   1       1       2
 5938642    223250.000000   222416.290000   19970501   1392.790000   95.000000   235000.000000   5.296800   1       1       2
 5938709    430000.000000   428681.140000   19970501   2969.910000   72.000000   597000.000000   6.296800   1       1       2
 5938824    249350.000000   248621.170000   19970501   1764.890000   95.000000   267000.000000   6.546800   1       1       2
 5939194    225600.000000   225119.220000   19970601   1616.230000   80.000000   285000.000000   6.671800   1       1       2
 5939293    242250.000000   241593.280000   19970501   1777.550000   95.000000   255000.000000   6.921800   1       1       2
 5939574    320000.000000   319319.540000   19970601   2292.520000   80.000000   400000.000000   6.671800   1       1       1
 5939608    257250.000000   256866.970000   19970701   1798.730000   75.000000   343000.000000   6.421800   1       1       3
 5939822    312000.000000   311535.450000   19970701   2181.550000   75.700000   412000.000000   6.421800   1       1       2
 5939913    360000.000000   359463.970000   19970701   2517.180000   50.700000   710000.000000   6.421800   1       1       1
 5940077    252900.000000   252319.130000   19970601   1746.720000   90.000000   281000.000000   6.296800   1       1       1
 5940093    232000.000000   231480.220000   19970601   1622.180000   46.400000   500000.000000   6.421800   1       1       3
 5940184    392000.000000   391430.740000   19970701   2774.560000   80.000000   490000.000000   6.546800   1       1       1
 5940234    241000.000000   240240.930000   19970601   1726.560000   73.000000   330000.000000   6.671800   1       1       3
 5940341    316000.000000   315065.700000   19970601   2182.540000   80.000000   397000.000000   6.296800   1       1       2
 5940358    225400.000000   225021.280000   19970701   1480.720000   92.000000   245000.000000   5.796800   1       1       2
 5940598    300000.000000   299733.090000   19970801   1995.910000   80.000000   445000.000000   5.921800   1       1       2
 5940630    292000.000000   291161.300000   19970601   2066.760000   80.000000   365000.000000   6.546800   1       1       2
 5940770    220000.000000   219507.090000   19970601   1538.280000   80.000000   275000.000000   6.421800   1       1       2
 5940788    487500.000000   486434.730000   19970601   3450.500000   75.000000   650000.000000   6.546800   1       1       3
 5940960    385200.000000   384642.410000   19970701   2726.430000   80.000000   490000.000000   6.546800   1       1       2
 5941034    220500.000000   220005.990000   19970601   1541.770000   86.500000   255000.000000   6.421800   1       1       1
 5941166    347500.000000   346928.640000   19970701   2311.930000   75.100000   470000.000000   5.921800   1       1       2
 5941190    260000.000000   259640.950000   19970701   1885.190000   73.200000   355000.000000   6.796800   1       1       2
 5941224    344250.000000   343517.970000   19970601   2466.250000   80.000000   430500.000000   6.671800   1       1       2
 5941240    432000.000000   430933.570000   19970601   2874.110000   80.000000   540000.000000   5.921800   1       1       2
 5941505    227600.000000   227234.890000   19970701   1533.390000   79.900000   285000.000000   6.046800   1       1       1
 5941521    228750.000000   228417.820000   19970701   1619.080000   75.000000   305000.000000   6.546800   1       1       2
 5941554    373500.000000   372704.040000   19970601   2675.800000   90.000000   415000.000000   6.671800   1       1       1
 5941760    280500.000000   280102.760000   19970701   2009.540000   85.000000   335000.000000   6.671800   1       1       2
 5941802    279000.000000   278420.180000   19970601   2022.950000   85.100000   337000.000000   6.796800   1       1       2
 5941877    356000.000000   355260.160000   19970601   2581.250000   68.500000   520000.000000   6.796800   1       1       3
 5942024    723000.000000   722026.530000   19970701   5305.120000   74.900000   965000.000000   6.921800   1       1       3
 5942057    296000.000000   295580.810000   19970701   2120.590000   80.000000   370000.000000   6.671800   1       1       2
 5942123    544000.000000   542840.670000   19970601   3897.290000   80.000000   680000.000000   6.671800   1       1       1
 5942198    263500.000000   262894.780000   19970601   1819.930000   95.000000   285000.000000   6.296800  10       1       2
 5942214   1300000.000000  1298112.220000   19970701   9201.320000   74.300000  1750000.000000   6.546800   1       1       1
 5942412    244850.000000   244672.780000   19970801   1733.040000   73.100000   335000.000000   6.546800   1       1       1
 5942438    323000.000000   322385.450000   19970701   1988.770000   80.000000   410000.000000   5.171800   1       1       2
 5942651    236000.000000   235487.150000   19970701   1670.400000   80.000000   295000.000000   6.546800   1       1       2
 5942974    247000.000000   246259.070000   19970601   1602.040000   51.000000   484000.000000   5.671800   1       1       1
 5943014    520000.000000   519281.910000   19970701   3770.370000   80.000000   650000.000000   6.796800   1       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 5943097      ARNOLD          MD         21012       1YCMT        3.000000       13.875000        3.000000       360      356
 5943212      HUNTERSVILL     NC         28078       1YCMT        3.000000       13.875000        3.000000       360      357
 5943246      ARLINGTON       VA         22207       1YCMT        3.000000       13.500000        3.000000       360      358
 5943303      MARRIOTTSVI     MD         21104       1YCMT        3.000000       13.875000        3.000000       360      357
 5943352      WASHINGTON      DC         20003       1YCMT        3.000000       13.875000        3.000000       360      356
 5943451      WARREN          NJ         7059        1YCMT        3.000000       13.875000        3.000000       360      357
 5943576      BALA CYNWYD     PA         19004       1YCMT        3.000000       13.875000        3.000000       360      356
 5943584      BETHESDA        MD         20816       1YCMT        3.000000       13.875000        3.000000       360      357
 5944285      ELLICOTT CI     MD         21042       1YCMT        3.000000       13.625000        3.000000       360      357
 5944343      CHICAGO         IL         60614       1YCMT        3.000000       13.750000        3.000000       360      357
 5944376      GREAT FALLS     VA         22066       1YCMT        3.000000       13.750000        3.000000       360      357
 5944434      WASHINGTON      DC         20002       1YCMT        3.000000       13.250000        3.000000       360      358
 5944657      MANAKIN-SAB     VA         23103       1YCMT        3.000000       12.625000        3.000000       360      357
 5944947      MATTHEWS        NC         28105       1YCMT        3.000000       13.500000        3.000000       360      357
 5944988      RICHMOND        VA         23229       1YCMT        3.000000       13.750000        3.000000       360      356
 5945027      VIENNA          VA         22182       1YCMT        3.000000       13.875000        3.000000       360      357
 5945209      BLUFFTON        SC         29910       1YCMT        3.000000       12.350000        3.000000       360      358
 5945233      ANNAPOLIS       MD         21401       1YCMT        3.000000       13.750000        3.000000       360      357
 5945274      FAIRFAX STA     VA         22039       1YCMT        3.000000       13.875000        3.000000       360      356
 5945357      TEANECK         NJ         7666        1YCMT        3.000000       13.375000        3.000000       360      357
 5945647      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.750000        3.000000       360      358
 5945696      WASHINGTON      DC         20016       1YCMT        3.000000       13.500000        3.000000       360      358
 5945860      CHESTERFIEL     VA         23838       1YCMT        3.000000       11.500000        3.000000       360      358
 5945936      WASHINGTON      DC         20007       1YCMT        3.000000       13.500000        3.000000       360      357
 5946082      BRIDGEWATER     NJ         8807        1YCMT        3.000000       13.625000        3.000000       360      357
 5946223      STERLING        VA         20165       1YCMT        3.000000       13.375000        3.000000       360      357
 5946603      SHAKER HEIG     OH         44122       1YCMT        3.000000       13.375000        3.000000       360      357
 5946611      WEDDINGTON      NC         28173       1YCMT        3.000000       13.375000        3.000000       360      358
 5946710      SHAKER HEIG     OH         44122       1YCMT        2.875000       13.000000        2.875000       360      358
 5946751      COLUMBIA        SC         29212       1YCMT        3.000000       13.750000        3.000000       360      357
 5946793      BELLE MEAD      NJ         8502        1YCMT        3.000000       13.625000        3.000000       360      358
 5946819      ELLICOTT CI     MD         21043       1YCMT        3.000000       13.500000        3.000000       360      358
 5946835      FAIRFAX STA     VA         22039       1YCMT        3.000000       12.625000        3.000000       360      358
 5946942      GREENSBORO      NC         27410       1YCMT        3.000000       12.625000        3.000000       360      357
 5946967      RALEIGH         NC         27615       1YCMT        3.000000       13.500000        3.000000       360      358
 5947056      VIENNA          VA         22182       1YCMT        3.000000       13.125000        3.000000       360      358
 5947072      ARLINGTON       VA         22205       1YCMT        3.000000       13.500000        3.000000       360      357
 5947148      BETHESDA        MD         20817       1YCMT        2.875000       12.875000        2.875000       360      357
 5947304      MIDLOTHIAN      VA         23113       1YCMT        3.000000       13.500000        3.000000       360      358
 5947320      CHEVY CHASE     MD         20815       1YCMT        3.000000       13.375000        3.000000       360      358
 5947395      HARRISBURG      NC         28075       1YCMT        3.000000       13.125000        3.000000       360      358
 5947478      DRESHER         PA         19025       1YCMT        3.000000       13.750000        3.000000       360      357
 5947494      NORTH GARDE     VA         22959       1YCMT        3.000000       13.625000        3.000000       360      358
 5947536      LUTHERVILLE     MD         21093       1YCMT        3.000000       13.750000        3.000000       360      358
 5947585      ROCKVILLE       MD         20852       1YCMT        3.000000       13.250000        3.000000       360      357
 5947742      CHARLOTTESV     VA         22903       1YCMT        3.000000       13.375000        3.000000       360      357
 5947866      CHAPEL HILL     NC         27516       1YCMT        2.875000       12.875000        2.875000       360      357
 5947940      ARLINGTON       VA         22207       1YCMT        3.000000       13.750000        3.000000       360      359
 5947965      POTOMAC         MD         20854       1YCMT        3.000000       13.500000        3.000000       360      357
 5948005      LARCHMONT       NY         10538       1YCMT        3.000000       13.500000        3.000000       360      358
 5948013      POTOMAC         MD         20854       1YCMT        3.000000       13.625000        3.000000       360      358
 5948161      NORCROSS        GA         30092       1YCMT        3.000000       13.375000        3.000000       360      357
 5948187      PHOENIX         MD         21131       1YCMT        3.000000       13.750000        3.000000       360      358
 5948260      ELLICOTT CI     MD         21043       1YCMT        3.000000       13.625000        3.000000       360      358
 5948286      GREAT FALLS     VA         22066       1YCMT        3.000000       13.125000        3.000000       360      358
 5948294      GAITHERSBUR     MD         20882       1YCMT        3.000000       13.500000        3.000000       360      358
 5948302      BALTIMORE       MD         21212       1YCMT        3.000000       13.375000        3.000000       360      357
 5948328      ROCKVILLE       MD         20852       1YCMT        3.000000       12.875000        3.000000       360      358
 5948476      COHASSET        MA         2025        1YCMT        3.000000       13.500000        3.000000       360      358
 5948575      NORTH BRUNS     NJ         8902        1YCMT        3.000000       13.375000        3.000000       360      358
 5948591      GREAT FALLS     VA         22066       1YCMT        3.000000       13.125000        3.000000       360      357
 5948641      VIENNA          VA         22182       1YCMT        3.000000       13.500000        3.000000       360      357
 5948690      MOORESVILLE     NC         28115       1YCMT        3.000000       13.500000        3.000000       360      357
 5949128      RICHMOND        VA         23220       1YCMT        3.000000       13.750000        3.000000       360      358
 5949300      RIDGEWOOD       NJ         7450        1YCMT        3.000000       13.750000        3.000000       360      357
 5949441      ELLICOTT CI     MD         21042       1YCMT        3.000000       13.875000        3.000000       360      357
 5949607      WEST WINDSO     NY         8550        1YCMT        3.000000       13.750000        3.000000       360      358
 5949680      MORRISVILLE     NC         27560       1YCMT        3.000000       13.500000        3.000000       360      358
 5949730      BROOKEVILLE     MD         20833       1YCMT        3.000000       12.875000        3.000000       360      357
 5949763      ARLINGTON       VA         22209       1YCMT        3.000000       13.250000        3.000000       360      357
 5949813      GREAT FALLS     VA         22066       1YCMT        3.000000       13.375000        3.000000       360      357
 5950134      ATLANTA         GA         30327       1YCMT        3.000000       13.500000        3.000000       360      358
 5950142      NORCROSS        GA         30092       1YCMT        3.000000       13.750000        3.000000       360      358
 5950282      SOMERS          NY         10589       1YCMT        3.000000       13.750000        3.000000       360      358
 5950407      NAPLES          FL         34102       1YCMT        3.125000       13.750000        3.125000       360      358
 5950480      SPRING GROV     VA         23881       1YCMT        3.000000       13.500000        3.000000       360      358
 5950670      OAKDALE         NY         11769       1YCMT        3.000000       13.250000        3.000000       360      358
 5950795      CORNELIUS       NC         28031       1YCMT        3.000000       13.625000        3.000000       360      358
 5950878      ATHENS          GA         30606       1YCMT        3.000000       13.250000        3.000000       360      358
 5951009      BETHESDA        MD         20817       1YCMT        3.000000       13.125000        3.000000       360      358

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 5943097    224000.000000   223522.630000   19970601   1604.770000   78.600000   285000.000000   6.671800   1       1       1
 5943212    255600.000000   255228.820000   19970701   1809.130000   79.400000   325000.000000   6.546800   1       1       2
 5943246    650000.000000   649517.600000   19970801   4544.900000   74.700000   870000.000000   6.421800   1       1       1
 5943303    325000.000000   324529.570000   19970701   2300.330000   72.200000   450000.000000   6.546800   1       1       1
 5943352    296000.000000   295384.850000   19970601   2146.210000   80.000000   371000.000000   6.796800   1       1       2
 5943451    491000.000000   490321.960000   19970701   3560.100000   79.200000   620000.000000   6.796800   1       1       1
 5943576    220000.000000   219542.790000   19970601   1595.160000   80.000000   275000.000000   6.796800   1       1       2
 5943584    300000.000000   299585.730000   19970701   2175.210000   77.900000   385000.000000   6.796800   1       1       1
 5944285    224000.000000   223675.760000   19970701   1585.460000   80.000000   285000.000000   6.546800   1       1       2
 5944343    264200.000000   263825.840000   19970701   1892.770000   80.000000   332000.000000   6.671800   5       1       2
 5944376    304000.000000   302931.950000   19970701   2177.900000   80.000000   382000.000000   6.671800   1       1       2
 5944434    240800.000000   240612.140000   19970801   1642.690000   80.000000   308000.000000   6.171800  10       1       2
 5944657    340000.000000   339398.390000   19970701   2177.060000   80.000000   440000.000000   5.546800   1       1       2
 5944947    247200.000000   246831.930000   19970701   1728.460000   80.000000   309000.000000   6.421800   1       1       2
 5944988    338200.000000   334457.490000   19970601   2422.910000   72.000000   470000.000000   6.671800   1       1       1
 5945027    237500.000000   237008.240000   19970701   1722.040000   66.900000   355000.000000   6.796800   1       1       3
 5945209    216000.000000   215795.440000   19970801   1347.560000   80.000000   270000.000000   5.271800   1       1       1
 5945233    255000.000000   254638.860000   19970701   1826.860000   88.700000   287500.000000   6.671800   1       1       1
 5945274    319500.000000   318836.020000   19970601   2316.600000   90.000000   362000.000000   6.796800   1       1       2
 5945357    242100.000000   241730.420000   19970701   1672.130000   90.000000   269000.000000   6.296800   1       1       2
 5945647    316000.000000   315776.960000   19970801   2263.870000   80.000000   395000.000000   6.671800   1       1       2
 5945696    230000.000000   229829.300000   19970801   1608.200000   44.200000   520000.000000   6.421800   1       1       1
 5945860    287100.000000   286779.740000   19970801   1607.680000   90.000000   329500.000000   4.296800   1       1       2
 5945936    283500.000000   283077.880000   19970701   1982.280000   90.000000   316000.000000   6.421800   1       1       2
 5946082    471000.000000   470316.040000   19970701   3333.710000   79.800000   590000.000000   6.546800   1       1       1
 5946223    255000.000000   254610.720000   19970701   1761.230000   92.700000   275000.000000   6.296800   1       1       2
 5946603    280000.000000   279572.550000   19970701   1933.900000   80.000000   350000.000000   6.296800   1       1       2
 5946611    276150.000000   275939.870000   19970801   1907.300000   80.000000   358000.000000   6.296800   1       1       2
 5946710    250000.000000   249796.270000   19970801   1663.260000   75.500000   331000.000000   5.921800   1       1       2
 5946751    616000.000000   615127.660000   19970701   4413.100000   80.000000   770000.000000   6.671800   1       1       1
 5946793    469800.000000   469459.970000   19970801   3325.220000   79.200000   600000.000000   6.546800   1       1       2
 5946819    355000.000000   354736.530000   19970801   2482.220000   79.800000   445000.000000   6.421800   1       1       1
 5946835    261000.000000   260769.720000   19970801   1671.220000   90.000000   304000.000000   5.546800   1       1       2
 5946942    392000.000000   391306.390000   19970701   2510.020000   80.000000   495000.000000   5.546800   1       1       2
 5946967    476500.000000   476146.370000   19970801   3331.760000   80.000000   599000.000000   6.421800   1       1       2
 5947056    375000.000000   374700.110000   19970801   2526.450000   67.000000   560000.000000   6.046800   1       1       2
 5947072    280000.000000   273292.340000   19970701   1957.810000   80.000000   360000.000000   6.421800   1       1       2
 5947148    272000.000000   271541.650000   19970701   1786.850000   80.000000   340000.000000   5.796800   1       1       2
 5947304    372000.000000   371723.920000   19970801   2601.080000   80.000000   467000.000000   6.421800   1       1       2
 5947320    272000.000000   271793.030000   19970801   1878.640000   80.000000   342000.000000   6.296800   5       1       2
 5947395    240750.000000   240558.620000   19970801   1621.980000   75.000000   321000.000000   6.046800   1       1       1
 5947478    396000.000000   395439.190000   19970701   2837.000000   80.000000   495000.000000   6.671800   1       1       2
 5947494    343600.000000   343352.900000   19970801   2431.980000   80.000000   430000.000000   6.546800   1       1       2
 5947536    305000.000000   304784.730000   19970801   2185.060000   90.000000   345000.000000   6.671800   1       1       2
 5947585    265000.000000   264585.290000   19970701   1807.770000   59.600000   445000.000000   6.171800   1       1       2
 5947742    248000.000000   247621.420000   19970701   1712.880000   80.000000   342000.000000   6.296800   1       1       2
 5947866    240000.000000   239595.580000   19970701   1576.630000   80.000000   300000.000000   5.796800   1       1       2
 5947940    250700.000000   250700.000000   19970901   1752.940000   80.000000   315000.000000   6.421800  10       1       2
 5947965    697500.000000   696461.460000   19970701   4877.030000   75.000000   935000.000000   6.421800   1       1       2
 5948005    280000.000000   279792.190000   19970801   1957.810000   73.700000   380000.000000   6.421800   1       1       3
 5948013    648000.000000   646605.980000   19970801   4586.510000   80.000000   810000.000000   6.546800   1       1       1
 5948161    311250.000000   310774.860000   19970701   2149.730000   75.000000   415000.000000   6.296800   1       1       1
 5948187    225000.000000   224841.190000   19970801   1611.930000   90.000000   260000.000000   6.671800   1       1       2
 5948260    228400.000000   228234.680000   19970801   1616.610000   80.000000   290000.000000   6.546800   1       1       2
 5948286    325000.000000   324740.100000   19970801   2189.590000   72.200000   450000.000000   6.046800   1       1       1
 5948294    228000.000000   227831.850000   19970801   1594.210000   78.100000   292000.000000   6.421800   1       1       3
 5948302    325000.000000   324503.880000   19970701   2244.700000   66.100000   500000.000000   6.296800   1       1       2
 5948328    408000.000000   407657.230000   19970801   2680.270000   80.000000   510000.000000   5.796800   1       1       2
 5948476    324000.000000   323759.540000   19970801   2265.460000   80.000000   406000.000000   6.421800   1       1       2
 5948575    223200.000000   223030.160000   19970801   1541.590000   80.000000   280000.000000   6.296800   1       1       2
 5948591    543000.000000   542128.940000   19970701   3658.300000   77.600000   700000.000000   6.046800   1       1       1
 5948641    240000.000000   230669.510000   19970701   1678.120000   79.700000   310500.000000   6.421800  10       1       2
 5948690    298500.000000   298055.550000   19970701   2087.160000   90.000000   333000.000000   6.421800   1       1       2
 5949128    325000.000000   324770.620000   19970801   2328.340000   70.800000   459000.000000   6.671800   1       1       3
 5949300    248000.000000   247648.790000   19970701   1776.710000   79.700000   311000.000000   6.671800   1       1       3
 5949441    234000.000000   233676.860000   19970701   1696.670000   79.300000   300000.000000   6.796800   1       1       2
 5949607    377600.000000   377335.230000   19970801   2705.180000   80.000000   520000.000000   6.671800   1       1       2
 5949680    242600.000000   242421.080000   19970801   1696.300000   84.700000   288000.000000   6.421800   1       1       2
 5949730    230000.000000   229612.430000   19970701   1510.940000   66.900000   345000.000000   5.796800   1       1       2
 5949763    361500.000000   360934.280000   19970701   2466.070000   80.000000   455000.000000   6.171800  10       1       2
 5949813    248000.000000   247621.420000   19970701   1712.880000   80.000000   313000.000000   6.296800   1       1       2
 5950134    500000.000000   499628.920000   19970801   3496.080000   55.600000   900000.000000   6.421800   1       1       3
 5950142    241200.000000   241029.760000   19970801   1727.990000   80.000000   310000.000000   6.671800   1       1       2
 5950282    264000.000000   263813.670000   19970801   1891.330000   80.000000   330000.000000   6.671800   1       1       2
 5950407    976500.000000   975810.790000   19970801   6995.770000   70.000000  1425000.000000   6.671800   1       1       2
 5950480    417500.000000   417190.150000   19970801   2919.230000   87.900000   475000.000000   6.421800   1       1       1
 5950670    432000.000000   431663.000000   19970801   2947.000000   80.000000   585000.000000   6.171800   1       1       2
 5950795    236000.000000   235830.270000   19970801   1670.400000   80.000000   295000.000000   6.546800   1       1       1
 5950878    400000.000000   399687.960000   19970801   2728.710000   78.500000   509400.000000   6.171800   1       1       2
 5951009    244000.000000   243806.030000   19970801   1643.880000   80.000000   305000.000000   6.046800   1       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 5951082      MIDLOTHIAN      VA         23113       1YCMT        3.000000       13.750000        3.000000       360      358
 5951090      ANNAPOLIS       MD         21403       1YCMT        3.000000       13.500000        3.000000       360      358
 5951108      MCLEAN          VA         22101       1YCMT        3.000000       13.125000        3.000000       360      358
 5951207      ALEXANDRIA      VA         22309       1YCMT        3.000000       13.500000        3.000000       360      358
 5951371      CHESAPEAKE      VA         23320       1YCMT        3.000000       12.250000        3.000000       360      358
 5951389      RICHMOND        VA         23233       1YCMT        3.000000       12.875000        3.000000       360      358
 5951553      STAMFORD        CT         6902        1YCMT        3.000000       13.500000        3.000000       360      357
 5951785      ARLINGTON       VA         22201       1YCMT        3.000000       13.750000        3.000000       360      358
 5951793      WELLESLEY       MA         2181        1YCMT        3.000000       12.750000        3.000000       360      359
 5952171      RICHMOND        VA         23233       1YCMT        2.875000       12.875000        2.875000       360      358
 5952270      STAMFORD        CT         6903        1YCMT        3.000000       13.750000        3.000000       360      358
 5952643      OLNEY           MD         20833       1YCMT        3.000000       13.375000        3.000000       360      358
 5952932      SOUTHPORT       CT         6490        1YCMT        3.000000       13.375000        3.000000       360      359
 5953013      CLIFTON         VA         20124       1YCMT        2.875000       12.875000        2.875000       360      358
 5953047      FRAMINGHAM      MA         1702        1YCMT        3.000000       13.875000        3.000000       360      358
 5953146      RALEIGH         NC         27612       1YCMT        3.000000       13.000000        3.000000       360      358
 5953229      BOWIE           MD         20720       1YCMT        3.000000       13.500000        3.000000       360      358
 5953385      ROCKVILLE       MD         20852       1YCMT        3.000000       13.500000        3.000000       360      358
 5953807      BEDMINISTER     NJ         7921        1YCMT        3.000000       12.500000        3.000000       360      358
 5953955      MITCHELLVIL     MD         20720       1YCMT        3.000000       13.500000        3.000000       360      358
 5954029      ROCKVILLE       MD         20853       1YCMT        3.000000       13.625000        3.000000       360      359
 5954037      WASHINGTON      DC         20007       1YCMT        3.000000       14.000000        3.000000       360      358
 5954169      FLANDERS        NJ         7836        1YCMT        3.000000       13.750000        3.000000       360      358
 5954235      ROCKVILLE       MD         20852       1YCMT        3.000000       13.250000        3.000000       360      358
 5954268      MCDONOUGH       GA         30252       1YCMT        3.000000       13.250000        3.000000       360      358
 5954482      CORNELIUS       NC         28031       1YCMT        3.000000       13.750000        3.000000       360      358
 5955034      BRANCHBURG      NJ         8853        1YCMT        3.000000       12.000000        3.000000       360      359
 5955083      SPARTA          NJ         7871        1YCMT        3.000000       13.125000        3.000000       360      358
 5955166      CONCORD         MA         1742        1YCMT        3.000000       12.875000        3.000000       360      359
 5955216      NEW CANAAN      CT         6840        1YCMT        3.000000       13.500000        3.000000       360      358
 5955281      PASADENA        MD         21122       1YCMT        3.000000       13.375000        3.000000       360      358
 5955638      COCKEYSVILL     MD         21030       1YCMT        3.000000       13.625000        3.000000       360      358
 5955760      RIVER EDGE      NJ         7661        1YCMT        3.000000       13.500000        3.000000       360      358
 5955927      LEESBURG        VA         20176       1YCMT        3.000000       13.625000        3.000000       360      358
 5955943      MARIETTA        GA         30068       1YCMT        3.000000       13.375000        3.000000       360      358
 5956214      ROCKVILLE       MD         20852       1YCMT        3.000000       13.000000        3.000000       360      358
 5956677      RICHBORO        PA         18954       1YCMT        3.000000       12.250000        3.000000       360      358
 5956776      ATLANTA         GA         30327       1YCMT        3.000000       13.375000        3.000000       360      358
 5956842      LEXINGTON       SC         29072       1YCMT        3.000000       13.375000        3.000000       360      358
 5956909      CENTREVILLE     VA         20120       1YCMT        3.000000       13.375000        3.000000       360      358
 5956958      TARRYTOWN       NY         10591       1YCMT        3.000000       13.750000        3.000000       360      358
 5957196      PRINCE FRED     MD         20678       1YCMT        3.000000       14.000000        3.000000       360      358
 5957253      HERNDON         VA         22071       1YCMT        3.000000       13.375000        3.000000       360      358
 5957519      RICHMOND        VA         23229       1YCMT        3.000000       13.375000        3.000000       360      358
 5957667      HAMILTON        VA         20158       1YCMT        3.000000       13.750000        3.000000       360      358
 5957816      WASHINGTON      DC         20016       1YCMT        3.000000       12.875000        3.000000       360      358
 5958020      CHAPIN          SC         29036       1YCMT        3.000000       13.125000        3.000000       360      358
 5959598      BETHESDA        MD         20814       1YCMT        3.000000       12.000000        3.000000       360      358
 5960125      MAPLEWOOD       NJ         7040        1YCMT        3.000000       14.000000        3.000000       360      359
 5961263      WASHINGTON      DC         20007       1YCMT        3.000000       13.375000        3.000000       360      359
 606509       ATLANTA         GA         30328       1YCMT        2.875000       13.875000        2.875000       360      227
 6201644      FAIRFAX STA     VA         22039       1YCMT        2.750000       13.125000        2.750000       360      325
 6203004      CHEVY CHASE     MD         20815       1YCMT        2.750000       13.625000        2.750000       360      326
 6204366      WASHINGTON      DC         20008       1YCMT        2.750000       13.875000        2.750000       360      327
 6208995      ELLICOTT CI     MD         21042       1YCMT        2.750000       13.250000        2.750000       360      336
 6210041      BETHESDA        MD         20814       1YCMT        2.750000       13.125000        2.750000       360      338
 6211171      IJAMSVILLE      MD         21754       1YCMT        3.000000       13.625000        3.000000       360      338
 6211734      ALEXANDRIA      VA         22304       1YCMT        3.000000       14.250000        3.000000       360      336
 6211783      BETHESDA        MD         20817       1YCMT        2.750000       12.250000        2.750000       360      338
 6212567      ROCKVILLE       MD         20852       1YCMT        2.750000       13.375000        2.750000       360      339
 6212716      POTOMAC         MD         20854       1YCMT        2.750000       13.375000        2.750000       360      339
 6214613      HERNDON         VA         22070       1YCMT        3.000000       13.375000        3.000000       360      342
 6214837      MOUNT AIRY      MD         21771       1YCMT        3.000000       14.000000        3.000000       360      344
 6215503      ROCKVILLE       MD         20854       1YCMT        3.000000       13.125000        3.000000       360      341
 6215685      HANOVER         MD         21076       1YCMT        2.750000       13.750000        2.750000       360      347
 6215859      SYKESVILLE      MD         21784       1YCMT        2.750000       12.500000        2.750000       360      342
 6216048      LORTON          VA         22079       1YCMT        2.750000       12.250000        2.750000       360      343
 6217145      WASHINGTON      DC         20007       1YCMT        3.000000       13.000000        3.000000       360      342
 6217228      ALEXANDRIA      VA         22309       1YCMT        3.000000       13.000000        3.000000       360      342
 6217400      ARLINGTON       VA         22209       1YCMT        3.000000       12.875000        3.000000       360      342
 6218630      GLENN DALE      MD         20769       1YCMT        3.000000       13.125000        3.000000       360      344
 6218804      WASHINGTON      DC         20015       1YCMT        3.000000       12.875000        3.000000       360      343
 6218994      UPPER MARLB     MD         20774       1YCMT        2.750000       12.625000        2.750000       360      343
 6220859      DUMFRIES        VA         22026       1YCMT        3.000000       13.125000        3.000000       360      344
 6222293      WASHINGTON      DC         20015       1YCMT        3.000000       13.750000        3.000000       360      345
 6226682      POTOMAC         MD         20854       1YCMT        2.875000       13.500000        2.875000       360      352
 6227540      WASHINGTON      DC         20007       1YCMT        2.750000       12.375000        2.750000       360      348
 6228951      ARLINGTON       VA         22201       1YCMT        2.750000       12.500000        2.750000       360      349
 6229124      VIENNA          VA         22180       1YCMT        2.875000       13.500000        2.875000       360      352
 6229710      ANNAPOLIS       MD         21403       1YCMT        2.875000       12.125000        2.875000       360      350

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 5951082    330000.000000   329767.080000   19970801   2364.170000   56.900000   580000.000000   6.671800   1       1       1
 5951090    345600.000000   345343.510000   19970801   2416.490000   80.000000   432000.000000   6.421800   1       1       3
 5951108    452000.000000   451638.540000   19970801   3045.210000   80.000000   580000.000000   6.046800   1       1       2
 5951207    315900.000000   315665.560000   19970801   2208.820000   78.000000   410000.000000   6.421800   1       1       2
 5951371    220000.000000   218713.780000   19970801   1266.450000   80.000000   275000.000000   4.546800   1       1       3
 5951389    235900.000000   235701.810000   19970801   1549.700000   80.000000   296000.000000   5.796800   1       1       2
 5951553    294750.000000   294311.130000   19970701   2060.940000   90.000000   370000.000000   6.421800   5       1       2
 5951785    344700.000000   344456.710000   19970801   2469.480000   90.000000   383000.000000   6.671800   1       1       1
 5951793    494400.000000   494400.000000   19970901   3206.670000   80.000000   618000.000000   5.671800   1       1       2
 5952171    221400.000000   221213.990000   19970801   1454.450000   90.000000   246000.000000   5.796800   1       1       2
 5952270    504000.000000   503646.590000   19970801   3610.720000   80.000000   635000.000000   6.671800   1       1       2
 5952643    251200.000000   251008.850000   19970801   1734.980000   80.000000   314000.000000   6.296800   1       1       2
 5952932    460000.000000   460000.000000   19970901   3177.110000   80.000000   580000.000000   6.296800   1       1       2
 5953013    234175.000000   233978.260000   19970801   1538.370000   95.000000   250000.000000   5.796800   1       1       2
 5953047    384000.000000   383735.730000   19970801   2784.270000   80.000000   480000.000000   6.796800   1       1       3
 5953146    237100.000000   236802.980000   19970801   1577.440000   90.000000   265000.000000   5.921800   1       1       2
 5953229    284500.000000   284288.860000   19970801   1989.270000   95.000000   335000.000000   6.421800   1       1       2
 5953385    257200.000000   257010.320000   19970801   1798.380000   80.000000   321500.000000   6.421800  10       1       2
 5953807    278350.000000   276590.630000   19970801   1759.370000   95.000000   295000.000000   5.421800   1       1       2
 5953955    365600.000000   365330.370000   19970801   2556.330000   80.000000   469000.000000   6.421800   1       1       2
 5954029    398200.000000   398200.000000   19970901   2818.440000   79.600000   500000.000000   6.546800   1       1       1
 5954037    237500.000000   237340.630000   19970801   1742.700000   95.000000   250000.000000   6.921800   1       1       2
 5954169    235000.000000   234834.140000   19970801   1683.570000   78.300000   300000.000000   6.671800   1       1       1
 5954235    246000.000000   245808.090000   19970801   1678.160000   90.000000   275000.000000   6.171800  10       1       2
 5954268    238500.000000   238313.940000   19970801   1627.000000   90.000000   270000.000000   6.171800   1       1       2
 5954482    321100.000000   320873.370000   19970801   2300.400000   95.000000   340000.000000   6.671800   1       1       2
 5955034    220000.000000   220000.000000   19970901   1319.020000   68.800000   325000.000000   4.921800   1       1       2
 5955083    269910.000000   269695.440000   19970801   1818.440000   90.000000   300000.000000   6.046800   1       1       2
 5955166    373500.000000   373500.000000   19970901   2453.630000   90.000000   417000.000000   5.796800   1       1       2
 5955216    280000.000000   279744.040000   19970801   2005.960000   33.700000   830000.000000   6.421800   1       1       3
 5955281    235900.000000   235721.600000   19970801   1629.310000   80.000000   304000.000000   6.296800   1       1       2
 5955638    248000.000000   247820.500000   19970801   1755.330000   80.000000   310000.000000   6.546800   1       1       2
 5955760    232000.000000   231827.820000   19970801   1622.180000   80.000000   290000.000000   6.421800   1       1       2
 5955927    245000.000000   244822.670000   19970801   1734.100000   78.300000   327000.000000   6.546800   1       1       2
 5955943    424000.000000   423677.360000   19970801   2928.470000   80.000000   577000.000000   6.296800   1       1       2
 5956214    248000.000000   244737.220000   19970801   1649.960000   80.000000   310000.000000   5.921800  10       1       1
 5956677    326400.000000   326090.290000   19970801   2009.710000   80.000000   435000.000000   5.171800   1       1       2
 5956776    616700.000000   616230.740000   19970801   4259.400000   70.000000   930000.000000   6.296800   1       1       2
 5956842    315900.000000   315659.620000   19970801   2181.850000   90.000000   351000.000000   6.296800   1       1       2
 5956909    244000.000000   243814.330000   19970801   1685.250000   73.100000   348000.000000   6.296800   1       1       2
 5956958    500000.000000   499647.100000   19970801   3582.070000   80.000000   640000.000000   6.671800   1       1       2
 5957196    600000.000000   599600.120000   19970801   4402.590000   78.900000   760000.000000   6.921800   1       1       1
 5957253    251000.000000   250070.930000   19970801   1733.600000   90.000000   279000.000000   6.296800   1       1       1
 5957519    360000.000000   359726.060000   19970801   2486.440000   80.000000   460000.000000   6.296800   1       1       2
 5957667    260000.000000   259816.490000   19970801   1862.680000   92.900000   280000.000000   6.671800   1       1       2
 5957816    400000.000000   399663.950000   19970801   2627.720000   57.100000   714000.000000   5.796800   1       1       2
 5958020    440000.000000   439648.130000   19970801   2964.370000   80.000000   554000.000000   6.046800   1       1       2
 5959598    304000.000000   303682.600000   19970801   1774.070000   80.000000   380000.000000   4.671800   1       1       2
 5960125    332500.000000   332501.490000   19970901   2439.770000   95.000000   350000.000000   6.921800   5       1       2
 5961263    252000.000000   252001.180000   19970901   1740.510000   80.000000   315000.000000   6.296800  10       1       2
 606509     276000.000000   241084.170000   19860901   2153.510000   79.000000   349500.000000   7.546800   1       1       2
 6201644    301500.000000   292406.540000   19941101   2031.270000   90.000000   354000.000000   6.046800   1       1       2
 6203004    700000.000000   681463.900000   19941201   4954.560000   70.000000  1000000.000000   6.546800   1       1       3
 6204366    360000.000000   347770.330000   19950101   2610.250000   66.700000   550000.000000   6.796800   1       1       2
 6208995    231750.000000   227241.890000   19951001   1580.950000   75.000000   309000.000000   6.171800   1       1       1
 6210041    600000.000000   589302.400000   19951201   4042.320000   75.000000   800000.000000   6.046800   1       1       3
 6211171    292000.000000   287268.110000   19951201   2066.760000   80.000000   365000.000000   6.546800   1       1       1
 6211734    299250.000000   293896.720000   19951001   2118.080000   95.000000   325000.000000   6.546800   1       1       2
 6211783    375500.000000   366410.140000   19951201   2217.330000   71.500000   525000.000000   4.796800   1       1       1
 6212567    231000.000000   227271.530000   19960101   1595.460000   70.000000   335000.000000   6.296800   1       1       2
 6212716    566000.000000   555222.370000   19960101   3577.510000   72.600000   780000.000000   5.421800   1       1       1
 6214613    226200.000000   223125.540000   19960401   1562.310000   87.000000   260000.000000   6.296800   1       1       1
 6214837    292500.000000   289013.850000   19960601   2020.230000   90.000000   325000.000000   6.296800   1       1       2
 6215503    256000.000000   181658.500000   19960301   1724.720000   80.000000   330000.000000   6.046800  10       1       2
 6215685    253100.000000   250709.190000   19960901   1748.100000   95.000000   266500.000000   6.296800   1       1       2
 6215859    293500.000000   288203.750000   19960401   1855.120000   39.100000   750000.000000   5.421800   1       1       1
 6216048    253500.000000   249209.320000   19960501   1499.550000   76.800000   330000.000000   4.796800   1       1       1
 6217145    318750.000000   313980.360000   19960401   2120.660000   75.000000   425000.000000   5.921800   1       1       3
 6217228    318500.000000   312341.410000   19960401   2118.990000   74.100000   430000.000000   5.921800   1       1       1
 6217400    451150.000000   443422.580000   19960401   2926.160000   80.000000   593000.000000   5.671800  10       1       2
 6218630    297000.000000   293195.290000   19960601   1975.950000   90.000000   330000.000000   5.921800   1       1       3
 6218804    300000.000000   295481.440000   19960501   1896.210000   69.800000   430000.000000   5.421800  10       1       1
 6218994    215000.000000   211835.980000   19960501   1376.670000   90.000000   239000.000000   5.546800   1       1       1
 6220859    216000.000000   212488.500000   19960601   1455.240000   90.000000   240000.000000   6.046800   1       1       1
 6222293    292800.000000   289392.320000   19960701   1972.650000   80.000000   370000.000000   6.046800   1       1       2
 6226682    328000.000000   326037.590000   19970201   2154.730000   80.000000   412000.000000   5.796800   1       1       2
 6227540    247500.000000   244910.340000   19961001   1544.080000   90.000000   275000.000000   5.296800   1       1       1
 6228951    224000.000000   221925.990000   19961101   1415.840000   80.000000   280000.000000   5.421800   1       1       1
 6229124    216750.000000   215602.630000   19970201   1515.550000   85.000000   255000.000000   6.421800   1       1       1
 6229710    257400.000000   255101.880000   19961201   1563.990000   79.200000   325000.000000   5.046800   1       1       1

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 6230304      FAIRFAX         VA         22039       1YCMT        2.875000       12.250000        2.875000       360      350
 6230718      GAITHERSBUR     MD         20879       1YCMT        2.875000       13.875000        2.875000       360      349
 6234041      BETHESDA        MD         20817       1YCMT        3.000000       13.625000        3.000000       360      351
 6234090      CROWNSVILLE     MD         21032       1YCMT        2.875000       13.250000        2.875000       360      352
 6234249      POTOMAC         MD         20854       1YCMT        2.875000       12.000000        2.875000       360      352
 6235089      COLUMBIA        MD         21029       1YCMT        3.000000       13.625000        3.000000       360      352
 6235097      GAITHERSBUR     MD         20882       1YCMT        3.000000       13.625000        3.000000       360      353
 6236574      ARLINGTON       VA         22201       1YCMT        2.875000       12.000000        2.875000       360      353
 6236699      ELLICOTT CI     MD         21043       1YCMT        3.000000       13.500000        3.000000       360      353
 6237424      ROCKVILLE       MD         20853       1YCMT        3.000000       13.500000        3.000000       360      353
 6238224      WASHINGTON      DC         20007       1YCMT        2.875000       12.125000        2.875000       360      355
 6240170      POTOMAC         MD         20854       1YCMT        3.000000       13.750000        3.000000       360      354
 6240709      STERLING        VA         20165       1YCMT        3.000000       13.875000        3.000000       360      354
 6241145      WASHINGTON      DC         20015       1YCMT        2.875000       13.625000        2.875000       360      355
 6242580      CLIFTON         VA         22024       1YCMT        2.875000       13.375000        2.875000       360      356
 6244941      MIDLOTHIAN      VA         23112       1YCMT        2.875000       12.375000        2.875000       360      356
 6245906      HARDWICK        MA         1037        1YCMT        3.000000       14.125000        3.000000       360      357
 6246342      BETHESDA        MD         20817       1YCMT        2.875000       13.500000        2.875000       360      357
 6246557      COCKEYSVILL     MD         21030       1YCMT        2.875000       13.500000        2.875000       360      357
 6247134      BETHESDA        MD         20817       1YCMT        2.875000       13.625000        2.875000       360      356
 6247381      ARLINGTON       VA         22205       1YCMT        3.000000       13.875000        3.000000       360      357
 6247811      RESTON          VA         22094       1YCMT        2.875000       12.125000        2.875000       360      357
 6247977      CLINTON         NJ         8801        1YCMT        3.000000       13.250000        3.000000       360      357
 6250146      BALTIMORE       MD         21208       1YCMT        3.000000       13.750000        3.000000       360      358
 6250245      OAKTON          VA         22124       1YCMT        3.000000       13.000000        3.000000       360      358
 6251078      FAIRFAX         VA         22031       1YCMT        3.000000       13.625000        3.000000       360      358
 6252514      WASHINGTON      DC         20007       1YCMT        3.000000       14.000000        3.000000       360      358
 629485       BALTIMORE       MD         21210       1YCMT        2.750000       13.875000        2.750000       360      264
 650663       ANNAPOLIS       MD         21401       1YCMT        2.875000       13.875000        2.875000       360      227
 675405       ARLINGTON       MA         2174        1YCMT        2.875000       13.875000        2.875000       360      230
 678425       MARLBOROUGH     MA         1752        1YCMT        2.750000       14.500000        2.750000       480      357
 699827       MCLEAN          VA         22102       1YCMT        2.875000       14.875000        2.875000       360      236
 762369       FALLS CHURC     VA         22043       1YCMT        2.750000       14.625000        2.750000       360      249
 764704       ALEXANDRIA      VA         22309       1YCMT        3.000000       14.125000        3.000000       480      368
 765768       FAIRFAX         VA         22032       1YCMT        3.000000       12.500000        3.000000       360      255
 766139       STERLING        VA         22170       1YCMT        3.000000       13.500000        3.000000       480      372
 767244       VIENNA          VA         22180       1YCMT        3.000000       12.625000        3.000000       360      253
 769281       HERNDON         VA         22071       1YCMT        3.000000       12.625000        3.000000       480      380
 769679       HERNDON         VA         22071       1YCMT        3.000000       12.500000        3.000000       480      383
 786533       WASHINGTON      DC         20012       1YCMT        3.000000       12.125000        3.000000       480      371
 816348       WASHINGTON      DC         20007       1YCMT        3.000000       12.250000        3.000000       360      257
 816629       WASHINGTON      DC         20012       1YCMT        2.750000       13.750000        2.750000       360      258
 838151       ALEXANDRIA      VA         22314       1YCMT        3.000000       14.250000        3.000000       360      257
 839399       SPRINGFIELD     VA         22150       1YCMT        2.750000       13.250000        2.750000       360      267
 839746       CENTREVILLE     VA         22020       1YCMT        3.000000       14.375000        3.000000       360      271
 839852       FAIRFAX         VA         22033       1YCMT        2.750000       13.500000        2.750000       360      271
 843110       SPRINGFIELD     VA         22152       1YCMT        3.000000       14.125000        3.000000       360      252
 844407       SPRINGFIELD     VA         22153       1YCMT        2.750000       13.500000        2.750000       360      255
 845099       FALLS CHURC     VA         22042       1YCMT        2.750000       13.750000        2.750000       360      258
 846360       ARLINGTON       VA         22207       1YCMT        3.000000       12.250000        3.000000       360      263
 847194       CLIFTON         VA         22024       1YCMT        3.000000       12.750000        3.000000       480      370
 847863       FALLS CHURC     VA         22043       1YCMT        2.375000       12.500000        2.375000       360      252
 847947       CENTREVILLE     VA         22020       1YCMT        3.000000       12.125000        3.000000       360      255
 849752       FAIRFAX STA     VA         22039       1YCMT        2.750000       14.000000        2.750000       360      261
 852608       CROFTON         MD         21114       1YCMT        3.000000       12.375000        3.000000       480      371
 854034       POTOMAC         MD         20854       1YCMT        3.000000       12.625000        3.000000       480      376
 854265       ELLICOTT CI     MD         21043       1YCMT        2.750000       13.500000        2.750000       360      255
 859736       EDGEWATER       MD         21037       1YCMT        3.000000       12.125000        3.000000       480      375
 860239       GAITHERSBUR     MD         20879       1YCMT        3.000000       12.625000        3.000000       480      376
 861526       ANNAPOLIS       MD         21403       1YCMT        2.750000       14.875000        2.750000       480      377
 861823       SILVER SPRI     MD         20902       1YCMT        2.750000       14.500000        2.750000       360      262
 864165       ATLANTA         GA         30309       1YCMT        2.750000       13.500000        2.750000       360      256
 867135       WESTWOOD        MA         2090        1YCMT        2.750000       15.000000        2.750000       360      252
 867317       BEDFORD         NH         3102        1YCMT        2.750000       13.500000        2.750000       480      372
 867861       TOPSFIELD       MA         1983        1YCMT        2.750000       14.750000        2.750000       480      374
 868893       WATERTOWN       MA         2172        1YCMT        2.750000       15.250000        2.750000       360      256
 869818       CHEVY CHASE     MD         20815       1YCMT        2.750000       13.500000        2.750000       360      276
 870238       SILVER SPRI     MD         20901       1YCMT        2.750000       13.625000        2.750000       360      276
 884155       FREDERICK       MD         21701       1YCMT        3.000000       14.500000        3.000000       360      258
 884577       ANNAPOLIS       MD         21401       1YCMT        3.000000       15.125000        3.000000       480      380
 886499       CHEVY CHASE     MD         20815       1YCMT        3.000000       12.750000        3.000000       360      259
 887067       FT. WASHING     MD         20744       1YCMT        2.750000       13.500000        2.750000       360      268
 888214       GERMANTOWN      MD         20874       1YCMT        2.750000       14.625000        2.750000       360      260
 888834       MCLEAN          VA         22102       1YCMT        2.750000       15.875000        2.750000       360      261
 888966       WASHINGTON      DC         20012       1YCMT        3.000000       12.500000        3.000000       360      264
 889717       BOWIE           MD         20715       1YCMT        2.750000       13.750000        2.750000       360      266
 889816       WASHINGTON      DC         20010       1YCMT        2.750000       14.125000        2.750000       480      383
 889832       WASHINGTON      DC         20011       1YCMT        2.750000       13.750000        2.750000       360      266
 890012       GAITHERSBUR     MD         20878       1YCMT        2.750000       13.750000        2.750000       360      266
 890376       WHEATON         MD         20902       1YCMT        2.750000       13.500000        2.750000       360      269

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 6230304    372500.000000   369253.810000   19961201   2293.550000   74.500000   500000.000000   5.171800    1       1       3
 6230718    220000.000000   218103.270000   19961101   1445.250000   68.800000   320000.000000   5.796800    1       1       2
 6234041    925000.000000   918957.850000   19970101   6231.900000   49.300000  1875000.000000   6.046800    1       1       1
 6234090    331000.000000   329159.370000   19970201   2258.010000   73.600000   450000.000000   6.171800    1       1       1
 6234249    350000.000000   347524.110000   19970201   2098.430000   68.100000   514000.000000   4.921800    1       1       3
 6235089    252000.000000   250558.720000   19970201   1719.090000   80.000000   315000.000000   6.171800    1       1       2
 6235097    306000.000000   304649.870000   19970301   2165.850000   65.900000   464000.000000   6.546800    1       1       1
 6236574    225600.000000   224235.500000   19970301   1352.590000   80.000000   282000.000000   4.921800   10       1       3
 6236699    231550.000000   230502.640000   19970301   1619.040000   81.800000   283000.000000   6.421800    1       1       1
 6237424    244800.000000   243692.740000   19970301   1711.680000   76.500000   320000.000000   6.421800    1       1       1
 6238224    337000.000000   336177.790000   19970501   2050.690000   65.400000   515000.000000   5.046800    1       1       1
 6240170    396000.000000   394317.380000   19970401   2601.440000   79.200000   520000.000000   5.796800    1       1       2
 6240709    260000.000000   259094.690000   19970401   1885.190000   80.000000   325000.000000   6.796800    1       1       3
 6241145    312000.000000   311088.080000   19970501   2208.320000   80.000000   390000.000000   6.546800    1       1       1
 6242580    245500.000000   244889.310000   19970601   1633.320000   76.700000   320000.000000   5.921800    1       1       1
 6244941    225150.000000   224521.050000   19970601   1404.650000   83.500000   269500.000000   5.296800    1       1       1
 6245906    380000.000000   379218.480000   19970701   2624.570000   90.000000   425000.000000   6.296800    1       1       2
 6246342    309600.000000   309115.500000   19970701   2112.020000   80.000000   387000.000000   6.171800    1       1       2
 6246557    652500.000000   651507.020000   19970701   4506.660000   65.900000   990000.000000   6.296800    1       1       1
 6247134    280000.000000   279325.600000   19970601   1886.420000   71.800000   390000.000000   6.046800    1       1       3
 6247381    243250.000000   241770.310000   19970701   1763.740000   79.000000   308000.000000   6.796800    1       1       1
 6247811    326850.000000   326213.020000   19970701   1985.980000   76.000000   430000.000000   5.046800    1       1       3
 6247977    250000.000000   249559.400000   19970701   1705.450000   71.400000   360000.000000   6.171800    1       1       2
 6250146    308000.000000   307782.620000   19970801   2206.550000   80.000000   387000.000000   6.671800    1       1       2
 6250245    236000.000000   235710.200000   19970801   1570.120000   80.000000   302000.000000   5.921800    1       1       2
 6251078    300000.000000   299782.860000   19970801   2123.390000   80.000000   375000.000000   6.546800    1       1       2
 6252514    400000.000000   399731.610000   19970801   2935.060000   38.100000  1050000.000000   6.921800    5       1       3
 629485     216600.000000   197330.530000   19891001   1636.280000   94.200000   230000.000000   7.296800    1       1       2
 650663     400000.000000   338432.930000   19860901   3023.090000   78.400000   510000.000000   7.546800    1       1       1
 675405     300000.000000   262813.430000   19861201   2377.040000   88.200000   340000.000000   7.796800  100       1       2
 678425     405000.000000   384820.780000   19870701   2928.570000   90.000000   450000.000000   7.296800    1       1       2
 699827     270000.000000   238040.500000   19870601   2094.580000   69.200000   390000.000000   7.546800    1       1       2
 762369     228000.000000   204352.550000   19880701   1779.460000   80.000000   285000.000000   7.671800   10       1       2
 764704     338750.000000   347714.790000   19880601   2371.740000   89.800000   377107.000000   6.296800    1       1       2
 765768     223200.000000   209645.400000   19890101   1531.540000   79.700000   280000.000000   5.546800    1       1       2
 766139     231000.000000   226497.670000   19881001   1569.210000   90.000000   257500.000000   6.421800    1       1       2
 767244     319500.000000   287316.450000   19881101   2106.470000   90.000000   355000.000000   5.546800    1       1       2
 769281     323800.000000   317793.430000   19890601   1999.960000   79.900000   405500.000000   5.546800    1       1       2
 769679     302400.000000   296309.850000   19890901   1835.630000   90.000000   336000.000000   5.421800    1       1       2
 786533     500000.000000   501982.430000   19880901   3018.690000   79.400000   630000.000000   5.046800    1       1       2
 816348     600000.000000   533678.180000   19890301   3765.220000   26.100000  2300000.000000   5.171800    1       1       1
 816629     228000.000000   205627.240000   19890401   1718.860000   80.000000   285000.000000   7.296800    1       1       1
 838151     225450.000000   204278.120000   19890301   1726.390000   90.000000   250500.000000   7.421800   10       1       2
 839399     234850.000000   215431.560000   19900101   1761.990000   93.900000   250000.000000   7.171800   10       1       2
 839746     249500.000000   225484.270000   19900501   1552.890000   90.000000   277500.000000   5.171800    1       1       2
 839852     230150.000000   210050.620000   19900501   1726.880000   94.700000   243000.000000   7.296800   10       1       2
 843110     292000.000000   266817.040000   19881001   1880.530000   77.900000   375000.000000   5.046800    1       1       2
 844407     216500.000000   194494.160000   19890101   1632.600000   95.000000   228000.000000   7.296800    1       1       2
 845099     236550.000000   213349.160000   19890401   1783.390000   95.000000   249000.000000   7.296800    1       1       2
 846360     312000.000000   280492.250000   19890901   1957.620000   80.000000   390000.000000   5.171800    1       1       2
 847194     288400.000000   276820.920000   19880801   1802.010000   84.800000   340000.000000   5.671800    1       1       2
 847863     299750.000000   268364.750000   19881001   1951.040000   90.000000   333500.000000   5.421800    1       1       2
 847947     218950.000000   191329.740000   19890101   1364.800000   78.300000   279500.000000   5.046800    1       1       2
 849752     268600.000000   244024.190000   19890701   2091.000000   79.900000   336000.000000   7.671800    1       1       2
 852608     224900.000000   227190.570000   19880901   1402.310000   90.000000   249900.000000   5.296800    1       1       2
 854034     600000.000000   587248.290000   19890201   3641.360000   68.600000   875000.000000   5.546800   10       1       2
 854265     236500.000000   212659.270000   19890101   1785.080000   89.600000   264020.000000   7.296800    1       1       2
 859736     344700.000000   313635.950000   19890101   1899.610000   90.000000   383000.000000   5.046800    5       1       2
 860239     220950.000000   207789.930000   19890201   1316.240000   90.000000   246000.000000   5.546800    1       1       2
 861526     247500.000000   248497.440000   19890301   1847.000000   90.000000   276000.000000   7.171800    5       1       2
 861823     226700.000000   206622.700000   19890801   1768.270000   79.500000   285000.000000   7.671800    1       1       2
 864165     345600.000000   310912.750000   19890201   2581.250000   90.000000   384000.000000   7.171800    1       1       2
 867135     350000.000000   315437.370000   19881001   2735.300000   50.000000   700000.000000   7.671800    1       1       1
 867317     220000.000000   220812.320000   19881001   1724.870000   80.000000   275000.000000   7.671800    1       1       2
 867861     247500.000000   247504.620000   19881201   1864.760000   90.000000   294000.000000   7.296800    1       1       2
 868893     286200.000000   257899.410000   19890201   2141.120000   90.000000   318000.000000   7.171800  100       1       2
 869818     296000.000000   273482.790000   19901001   2301.800000   88.400000   335000.000000   7.671800    1       1       2
 870238     227050.000000   209825.070000   19901001   1766.020000   94.600000   240000.000000   7.671800    1       1       2
 884155     225000.000000   199014.490000   19890401   1700.000000   88.200000   255000.000000   7.546800    1       1       2
 884577     279800.000000   273633.380000   19890601   1631.130000   90.000000   313000.000000   5.046800    1       1       2
 886499     800000.000000   706301.040000   19890501   5183.840000   91.400000   900000.000000   5.671800    1       1       2
 887067     245500.000000   221326.380000   19900201   1807.870000   89.900000   273000.000000   7.171800    1       1       2
 888214     252000.000000   229062.240000   19890601   1965.310000   90.000000   280000.000000   7.671800    1       1       2
 888834     600000.000000   547873.110000   19890701   4694.640000   81.100000   740000.000000   7.671800    1       1       2
 888966     600000.000000   537714.380000   19891001   3827.060000   88.200000   680000.000000   5.421800    1       1       2
 889717     243350.000000   221615.780000   19891201   1814.940000   93.600000   260000.000000   7.171800    1       1       2
 889816     250000.000000   233491.450000   19890901   1729.820000   71.400000   350000.000000   7.171800    1       1       1
 889832     230000.000000   201314.560000   19891201   1648.700000   63.900000   360000.000000   7.171800    1       1       1
 890012     312300.000000   283671.540000   19891201   2323.150000   90.500000   345000.000000   7.171800    1       1       2
 890376     223500.000000   203536.930000   19900301   1676.960000   93.100000   240000.000000   7.296800   10       1       2

                              Property   Property                                Max. Interest    Minimum        Original Stated
 Loan No.     Property City   State      Zip         Index        Margin         Life             Interest Rate  Term     Term
 --------     -------------   --------   --------    -----        --------       -------------    -------------  -------- ------
 890632       MITCHELLVIL     MD         20716       1YCMT        2.750000       13.500000        2.750000       360      269
 891259       COLUMBIA        MD         21046       1YCMT        2.750000       13.875000        2.750000       360      272
 893966       CHEVY CHASE     MD         20815       1YCMT        2.750000       14.750000        2.750000       360      265
 894410       WASHINGTON      DC         20009       1YCMT        3.000000       13.500000        3.000000       360      267
 895722       MOUNT AIRY      MD         21771       1YCMT        3.000000       12.375000        3.000000       480      398
 896654       WASHINGTON      DC         20016       1YCMT        3.000000       14.500000        3.000000       480      398
 896662       WASHINGTON      DC         20007       1YCMT        3.000000       13.500000        3.000000       480      400
 896738       WASHINGTON      DC         20007       1YCMT        2.750000       14.750000        2.750000       480      401
 896787       CHEVY CHASE     MD         20815       1YCMT        2.750000       14.750000        2.750000       480      401
 897025       CENTREVILLE     VA         22020       1YCMT        3.000000       12.500000        3.000000       360      299
 897637       LEESBURG        VA         22075       1YCMT        3.000000       13.125000        3.000000       360      306
 897827       ALEXANDRIA      VA         22310       1YCMT        3.000000       12.750000        3.000000       360      309
 897975       FAIRFAX         VA         22030       1YCMT        3.000000       12.500000        3.000000       360      309
 898015       MCLEAN          VA         22102       1YCMT        3.000000       12.500000        3.000000       360      310
 898098       HERNDON         VA         22071       1YCMT        3.000000       12.500000        3.000000       360      310
 898171       ANNANDALE       VA         22033       1YCMT        3.000000       12.500000        3.000000       360      310
 898205       ALEXANDRIA      VA         22301       1YCMT        3.000000       12.750000        3.000000       360      311
 898437       HERNDON         VA         20171       1YCMT        3.250000       12.750000        3.250000       360      312
 899773       RESTON          VA         22094       1YCMT        2.750000       13.750000        2.750000       360      275
 906099       ATLANTA         GA         30309       1YCMT        2.750000       13.500000        2.750000       360      270
 907246       WOODSTOCK       GA         30188       1YCMT        2.750000       13.750000        2.750000       360      274
 908228       ALEXANDRIA      VA         22305       1YCMT        2.750000       13.875000        2.750000       360      264
 911024       FAIRFAX STA     VA         22039       1YCMT        2.750000       13.875000        2.750000       360      273
 911107       ALEXANDRIA      VA         22305       1YCMT        2.750000       13.875000        2.750000       360      273
 911321       FAIRFAX         VA         22015       1YCMT        2.750000       13.875000        2.750000       480      394
 911974       SPRINGFIELD     VA         22153       1YCMT        2.750000       13.750000        2.750000       360      277
 916007       CATONSVILLE     MD         21228       1YCMT        2.750000       14.000000        2.750000       360      266
 917849       SILVER SPRI     MD         20904       1YCMT        2.750000       13.500000        2.750000       360      268
 921940       BALTIMORE       MD         21212       1YCMT        2.750000       13.625000        2.750000       360      278
 926766       WASHINGTON      DC         20016       1YCMT        2.750000       13.500000        2.750000       360      271
 927707       NORTH POTOM     MD         20878       1YCMT        2.750000       13.750000        2.750000       360      271
 928630       ELLICOTT CI     MD         21043       1YCMT        2.750000       13.750000        2.750000       360      271
 929778       GLENWOOD        MD         21738       1YCMT        3.000000       12.750000        3.000000       360      272
 932327       GERMANTOWN      MD         20874       1YCMT        2.750000       14.625000        2.750000       360      278
 935916       WASHINGTON      DC         20015       1YCMT        2.750000       13.625000        2.750000       360      276
 941039       GREAT FALLS     VA         22066       1YCMT        3.000000       12.125000        3.000000       360      294
 941153       POTOMAC         MD         20854       1YCMT        3.000000       12.250000        3.000000       360      294
 941401       PHOENIX         MD         21131       1YCMT        2.750000       13.500000        2.750000       360      302
 945907       WASHINGTON      VA         22747       1YCMT        2.750000       13.875000        2.750000       360      274
 947333       ELLICOTT CI     MD         21043       1YCMT        2.750000       14.750000        2.750000       360      280
 947390       IJAMSVILLE      MD         21754       1YCMT        2.750000       14.750000        2.750000       360      283
 948950       MANASSAS        VA         22110       1YCMT        2.750000       14.750000        2.750000       360      280
 949313       FT. WASHING     MD         20744       1YCMT        2.750000       14.750000        2.750000       360      280
 949826       UPPER MARLB     MD         20772       1YCMT        3.000000       14.750000        3.000000       480      405
 949842       CENTREVILLE     VA         22020       1YCMT        2.750000       14.750000        2.750000       480      404
 957506       ASHBURN         VA         22011       1YCMT        3.000000       12.625000        3.000000       360      277
 957944       BALTIMORE       MD         21212       1YCMT        2.750000       13.750000        2.750000       360      278
 962753       MCLEAN          VA         22101       1YCMT        3.000000       12.625000        3.000000       360      278
 963322       UPPER MARLB     MD         20772       1YCMT        2.750000       14.750000        2.750000       360      280
 964171       WASHINGTON      DC         20015       1YCMT        2.750000       13.750000        2.750000       360      275
 966895       CROFTON         MD         21114       1YCMT        2.750000       14.750000        2.750000       360      278
 978635       GLEN ECHO       MD         20812       1YCMT        2.750000       14.750000        2.750000       360      283
 985994       KENSINGTON      MD         20895       1YCMT        3.000000       12.500000        3.000000       360      285
 986992       MCLEAN          VA         22101       1YCMT        2.750000       14.750000        2.750000       480      404
 992586       ASHTON          MD         20861       1YCMT        2.750000       14.750000        2.750000       360      287
 992750       POTOMAC         MD         20854       1YCMT        2.750000       14.750000        2.750000       360      286
 996819       ANNAPOLIS       MD         21401       1YCMT        2.750000       14.750000        2.750000       360      285
 998054       WASHINGTON      DC         20008       1YCMT        2.750000       15.625000        2.750000       360      287
 999763       WASHINGTON      DC         20015       1YCMT        3.000000       12.250000        3.000000       360      287

                                            First                                                Net
            Original        Current         Payment    Current       Original    Original        Mortgage  Property Own
 Loan No.   Balance         Balance         Date       PNI           LTV         Appraisal       Rate      Type     Occ     Purpose
 --------   -------------   -------------   --------   -----------   ---------   -------------   --------  -------- -----   -------
 890632    222300.000000    202444.050000   19900301   1667.960000   88.900000   250000.000000   7.296800   1       1       2
 891259    373575.000000    341399.500000   19900601   2886.560000   80.000000   467000.000000   7.671800   1       1       2
 893966    244600.000000    223626.570000   19891101   1851.910000   95.000000   257500.000000   7.296800   1       1       2
 894410    216700.000000    196466.720000   19900101   1421.200000   89.500000   242000.000000   5.671800   5       1       2
 895722    218500.000000    209463.160000   19901201   1265.590000   90.000000   243000.000000   5.296800   1       1       2
 896654    568000.000000    545841.660000   19901201   3483.760000   80.000000   710000.000000   5.796800   1       1       1
 896662    650000.000000    626173.020000   19910201   4154.230000   79.000000   823000.000000   6.171800   1       1       1
 896738    500000.000000    482685.700000   19910301   3544.060000   45.500000  1100000.000000   7.171800   1       1       2
 896787    234000.000000    225897.090000   19910301   1658.620000   90.000000   260000.000000   7.171800   5       1       2
 897025    219000.000000    205266.190000   19920901   1385.970000   89.400000   245000.000000   5.421800  10       1       1
 897637    233000.000000    220652.640000   19930401   1511.240000   90.000000   260000.000000   5.671800   1       1       2
 897827    305600.000000    290404.950000   19930701   1982.120000   84.900000   360000.000000   5.671800   1       1       1
 897975    275000.000000    260767.510000   19930701   1738.190000   52.900000   520000.000000   5.421800   1       1       1
 898015    387500.000000    236525.650000   19930801   2449.270000   44.000000   880000.000000   5.421800   1       1       1
 898098    216000.000000    205075.420000   19930801   1365.270000   80.000000   270000.000000   5.421800   1       1       1
 898171    270000.000000    256344.140000   19930801   1706.590000   72.000000   375000.000000   5.421800  10       1       1
 898205    506250.000000    471378.150000   19930901   3283.530000   75.000000   675000.000000   5.671800   1       1       1
 898437    249375.000000    237860.430000   19931001   1617.450000   95.000000   263000.000000   5.671800   1       1       2
 899773    270000.000000    249305.800000   19900901   2059.480000   87.100000   310000.000000   7.421800  10       1       2
 906099    337500.000000    307789.380000   19900401   2532.740000   74.800000   451000.000000   7.296800   1       1       2
 907246    250000.000000    230441.350000   19900801   1943.930000   94.700000   264000.000000   7.671800   1       1       2
 908228    246000.000000    224117.000000   19891001   1858.380000   92.800000   265000.000000   7.296800   1       1       2
 911024    468000.000000    430744.470000   19900701   3637.780000   73.100000   640000.000000   7.671800   1       1       1
 911107    250000.000000    216872.820000   19900701   1831.560000   94.300000   265000.000000   7.671800   1       1       2
 911321    384750.000000    371834.010000   19900801   2805.250000   70.600000   545000.000000   7.421800   1       1       1
 911974    220400.000000    203645.150000   19901101   1661.620000   93.800000   235000.000000   7.296800   1       1       2
 916007    239850.000000    218615.280000   19891201   1791.150000   95.000000   252500.000000   7.171800   1       1       2
 917849    226650.000000    190999.630000   19900201   1560.150000   94.800000   239000.000000   7.171800  10       1       2
 921940    262500.000000    242426.890000   19901201   2035.880000   70.000000   375000.000000   7.671800   1       1       1
 926766    234650.000000    214293.770000   19900501   1761.200000   90.300000   260000.000000   7.296800   5       1       2
 927707    223250.000000    203973.500000   19900501   1676.380000   95.000000   235000.000000   7.296800   1       1       2
 928630    231850.000000    211633.360000   19900501   1739.330000   94.600000   245000.000000   7.296800   1       1       2
 929778    250000.000000    227126.820000   19900601   1630.140000   71.400000   350000.000000   5.671800   1       1       1
 932327    241800.000000    222478.060000   19901201   1849.880000   90.000000   271000.000000   7.546800   1       1       2
 935916    346500.000000    320213.060000   19901001   2695.110000   90.000000   385000.000000   7.671800   1       1       2
 941039    400000.000000    372409.100000   19920401   2445.460000   55.600000   720000.000000   5.046800   1       1       1
 941153    247500.000000    230627.310000   19920401   1532.120000   90.000000   275000.000000   5.171800   1       1       1
 941401    247500.000000    233839.600000   19921201   1897.350000   88.400000   280000.000000   7.546800  10       1       2
 945907    325000.000000    299504.330000   19900801   2526.520000   52.000000   625000.000000   7.671800   1       1       1
 947333    286000.000000    262447.660000   19910201   2112.390000   90.000000   326000.000000   7.171800   1       1       2
 947390    300900.000000    277908.210000   19910501   2229.090000   90.000000   335000.000000   7.171800   1       1       2
 948950    240000.000000    219793.350000   19910201   1778.900000   80.000000   307000.000000   7.171800   1       1       2
 949313    330000.000000    305002.640000   19910201   2454.910000   75.000000   440000.000000   7.171800   1       1       1
 949826    238050.000000    230954.780000   19910701   1819.760000   94.800000   251000.000000   7.921800   1       1       2
 949842    229900.000000    222243.280000   19910601   1669.990000   95.000000   242000.000000   7.421800   1       1       2
 957506    248000.000000    227738.720000   19901101   1631.750000   94.700000   262000.000000   5.546800   1       1       2
 957944    344000.000000    317764.510000   19901201   2668.570000   86.200000   399000.000000   7.671800   1       1       2
 962753    618000.000000    571313.170000   19901201   4019.140000   75.000000   824000.000000   5.546800   1       1       2
 963322    242450.000000    224069.520000   19910201   1803.490000   94.700000   256000.000000   7.171800   1       1       2
 964171    234650.000000    216665.270000   19900901   1789.840000   95.000000   247000.000000   7.421800   1       1       2
 966895    234350.000000    210471.520000   19901201   1754.150000   95.000000   250000.000000   7.546800   1       1       2
 978635    340000.000000    314104.750000   19910501   2519.420000   80.000000   425000.000000   7.171800   1       1       1
 985994    337500.000000    313351.810000   19910701   2157.620000   89.300000   378000.000000   5.421800   1       1       2
 986992    224000.000000    216597.280000   19910601   1627.570000   83.000000   270000.000000   7.421800   1       1       1
 992586    248250.000000    231554.780000   19910901   1887.360000   94.400000   263000.000000   7.421800   1       1       2
 992750    259000.000000    241097.880000   19910801   1987.350000   70.000000   370000.000000   7.546800   1       1       1
 996819    239750.000000    223058.520000   19910701   1859.240000   95.000000   256000.000000   7.671800   1       1       2
 998054    315000.000000    299833.100000   19910901   2443.890000   52.900000   610000.000000   7.421800   1       1       2
 999763    249850.000000    232193.470000   19910901   1558.430000   95.000000   264000.000000   5.171800   1       1       2

                                   EXHIBIT E

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE

                               September 29, 1997

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

          Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1

Ladies and Gentlemen:

          In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

          Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                         U.S. BANK NATIONAL ASSOCIATION,
                                         as Trustee


                                         By:____________________________________
                                         Authorized Representative

                                   EXHIBIT F

                     FORM OF FINAL CERTIFICATION OF TRUSTEE

                                     [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

          Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1

Ladies and Gentlemen:

     In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-
(v) of Section 2.01 of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in
Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                         U.S. BANK NATIONAL ASSOCIATION,
                                         as Trustee


                                         By:____________________________________
                                         Authorized Representative

                                   EXHIBIT G

                          FORM OF REQUEST FOR RELEASE

                                     [date]

To:


          In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of September 1, 1997, between Credit Suisse First Boston Mortgage Securities Corp., as Depositor, and you, as Trustee (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:


           1.  Mortgage Loan paid in full.
     ----
               (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

           2.  Mortgage Loan repurchased.
     ----
               (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

           3.  The Mortgage Loan is being foreclosed.
     ----

           4.  Other.  (Describe)
     ----

               The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

               Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                    [SERVICER]



                                    By:___________________________________
                                    Name:
                                    Title:

                                   EXHIBIT H

                     FORM OF INVESTOR REPRESENTATION LETTER


                                     [date]


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN  55101

     Re: Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1

Ladies and Gentlemen:

     [_______________________] (the "Purchaser") intends to purchase from [_______________________] (the "Seller") the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1 [Class S] [Class R-I] [Class R-II] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1997 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Chevy Chase Bank, F.S.B., as seller and servicer, and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

           1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
         (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

           2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

           3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

           4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

           5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          6.  The Purchaser

                   (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                   (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

                              Very truly yours,


                              [Purchaser]

                              By:___________________________________
                              Name:
                              Title:

                                   EXHIBIT I

                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                     [date]


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN  55101

     Re: Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1

Ladies and Gentlemen:

     In connection with the sale by [_______________________] (the "Seller") to [_______________________] (the "Purchaser") the Chevy Chase Bank, F.S.B.
Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1 [Class S] [Class R-I] [Class R-II] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1997 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Chevy Chase Bank, F.S.B., as seller and servicer, and U.S. Bank National Association, as trustee (the "Trustee"), the Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                              Very truly yours,

                              [Seller]



                              By:_____________________________________
                              Name:
                              Title:

                                   EXHIBIT J

               FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF            )
                    : ss.:
COUNTY OF           )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the "Owner") of the Class [R-I] [R-II] Certificates (the "Class R Certificates")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ____________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization". (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code;
(ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the Transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

           8.  That the Owner's Taxpayer Identification Number is
______________.

          9. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          10. That no purpose of the Owner relating to the purchase of the Class R Certificate by the Owner is or will be to impede the assessment or collection of tax.

          11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

          13. That no purpose of the Owner relating to any sale of the Class R Certificate by the Owner will be to impede the assessment or collection of tax.

          14. The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

          15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _________________.


                                      [NAME OF OWNER]


                                      By:_______________________________________
                                      [Name of Officer]
                                      [Title of Officer]


[Corporate Seal]


ATTEST:


______________________________
[Assistant] Secretary



          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________.



                              __________________________________________________
                              NOTARY PUBLIC


                              COUNTY OF___________________________
                              STATE OF____________________________

                              My Commission expires the ____ day of __________, 19____.

                                   EXHIBIT K


                          FORM OF TRANSFER CERTIFICATE


                                     [date]


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN  55101

          Re: Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1, Class [R-I] [R-II] (the
               -------------------------------------------------------
               "Certificates")
               ---------------

Ladies and Gentlemen:

          This letter is delivered to you in connection with the sale by _______________ (the "Seller") to __________________________________ (the
"Purchaser") of a ___% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicingy Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1997 among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee") and Chevy Chase Bank, F.S.B., as seller and servicer. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          1. No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

          4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

          5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

          6. The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                                    Very truly yours,



                                    [SELLER]


                                    By:_________________________________________
                                    Name:
                                    Title:

                                      K-2